SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.(TM)
AND ITS SUBSIDIARIES AND AGENCIES


                               [COVER PAGE PHOTO]







                            NATIONS VARIABLE ANNUITY
                        NATIONS OUTLOOK VARIABLE ANNUITY
                         TAX-DEFERRED VARIABLE ANNUITIES

                               SEMI-ANNUAL REPORT

                                                                 [HARTFORD LOGO]



JUNE 30, 2002                         Issued by: Hartford Life Insurance Company

The annuity product introduced to you:

- Is not insured by the FDIC or any other federal government agency.

- Is not a deposit or other obligation of, and is not issued, underwritten or guaranteed by the bank or any of its affiliates.

                                                                [NO FDIC SYMBOL]

                                                                [NO BANK SYMBOL]

- May involve investment risk, including interest rate risk. The market value of the investment may fluctuate, causing possible loss of the principal amount invested.

- Is not a contract that the bank or its affiliates are obligated to provide benefits under or guarantee performance by the insurer issuing the annuity.

- Is available through other licensed brokers or agents.

You need not purchase annuities from the bank, any of its affiliates, or any particular financial institution, agent, solicitor or broker. You need not agree to refrain from purchasing annuities from, nor are you prohibited from obtaining annuities from, an unaffiliated entity.

Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

                        HARTFORD SMALL COMPANY HLS FUND

PORTFOLIO MANAGER

[PHOTO]

STEVEN C. ANGELI, CFA
Senior Vice President and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

                         SMALL COMPANY IB         RUSSELL 2000 INDEX       RUSSELL 2000 GROWTH INDEX
                         ----------------         ------------------       -------------------------
 8-9-96                       10,000                    10,000                       10,000
12-31-96                      10,705                    11,158                       10,786
12-31-97                      12,640                    13,653                       12,183
12-31-98                      14,082                    13,306                       12,332
12-31-99                      23,312                    16,134                       17,647
12-31-00                      20,217                    15,647                       13,689
12-31-01                      17,170                    16,036                       12,425
 6-30-02                      15,123                    15,282                       10,270

RETURNS as of 6/30/02

                           1 YEAR       5 YEAR*       SINCE
                           ------       -------     INCEPTION*
                                                    ----------

   SMALL COMPANY IB       -15.94%       5.07%         7.27%
   RUSSELL 2000 INDEX      -8.59%       4.44%         7.46%
   RUSSELL 2000 GROWTH    -25.00%      -1.98%         0.45%
      INDEX

*Annualized Returns.  Inception date is August 9, 1996.

The chart represents a hypothetical investment in the Hartford Small Company HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

 HOW DID THE FUND PERFORM?

 Hartford Small Company HLS Fund returned -11.9% for the 6-months ended June 30, 2002, outperforming both its peer group and market benchmark. The Lipper Small Company Growth VA-UF Average returned -18.0%, and the Russell 2000 Growth Index returned -17.4% over the same period.

 WHY  DID THE FUND PERFORM THIS  WAY?

 The Fund outperformed its market benchmark through a combination of strong sector allocation and positive stock selection. The Fund's largest overweight was in the consumer discretionary sector, which was one of the best performing sectors over the six-month period. In health care, the Fund benefited from a significant underweight position in biotechnology, and strong stock selection in services. During the period, the top three contributors were Swedish Match AB (consumer non-durables), Hollywood Entertainment Corp. (media & entertainment) and Triad Hospitals, Inc. (health services); and the three worst performers were Acclaim Entertainment, Inc. (software & services), Frontier Airlines (transportation) and Enterasys Networks, Inc. (software & services).

 WHAT  IS  YOUR OUTLOOK FOR THE REMAINDER OF 2002?

 Although economic conditions are improving, a prolonged slide in the equity markets could derail the recovery. Consumer spending remained strong in the second quarter, however, any meaningful curtailment in this area, especially driven by a weak stock market, could tilt the economy back towards a recession. Given this risk and our current positioning, we may trim our consumer discretionary weighting during the third and fourth quarters. Furthermore, the Russell re-balancing poses additional near-term challenges for the portfolio on two fronts. First, the top end of the Russell's market cap range has declined significantly, from approximately $3 billion to $1.6 billion. Thus, we will be gradually migrating the Fund to smaller market cap stocks. Second, due to the increase in the financial sector's weighting in the recently re-balanced Russell benchmark, we will likely be selectively adding new financial services names.

  Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 8/9/1996 would have been valued at $15,123 on 6/30/2002.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

HARTFORD CAPITAL APPRECIATION HLS FUND

PORTFOLIO MANAGER

[PHOTO]

SAUL J. PANNELL, CFA

Senior Vice President
  and Partner
Wellington Management
  Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

CAPITAL APPRECIATION IB       S&P 500 INDEX
-----------------------       -------------
 6-30-92       10,000            10,000
12-31-92       12,080            10,834
12-31-93       14,556            11,923
12-31-94       14,883            12,080
12-31-95       19,337            16,613
12-31-96       23,282            20,421
12-31-97       28,413            27,230
12-31-98       32,742            35,007
12-31-99       44,927            42,372
12-31-00       50,777            38,515
12-31-01       47,171            33,943
12-31-02       40,044            29,480

RETURNS as of 6/30/02

                                 1 YEAR     5 YEAR*    10 YEAR*
                                -------     -------    -------
    Capital Appreciation IB     -22.22%      8.49%     14.88%
    S&P 500 Index               -17.97%      3.66%     11.42%

 *Annualized Returns. Inception date is April 2, 1984.

 The chart represents a hypothetical investment in the Hartford Capital Appreciation HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned -15.1% for the 6-months ended June 30, 2002. The Fund's return trailed the -8.4% return for the Composite Index (S&P 500 40% and Russell 2500 60%), and that of the Lipper Multi-Cap Core VA-UF Average, which returned -12.0% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund has had a difficult year to date as the overall U.S. market finished its worst first-half period in over thirty years. The revelation of fraudulent practices at certain companies has been responsible, in part, for the market's overall heightened risk aversion. Our holdings in Adelphia Communications Corp. (media & entertainment) and WorldCom, Inc. (communications) detracted heavily from Fund performance. In each case, we had eliminated our positions before the final act unfolded in the situations, but were too late to escape the effects entirely. With respect to AOL Time Warner, Inc. (software & services), a holding that detracted from performance during the period, we believe the value of the stock is under-appreciated by the market and, along with the currently weak advertising market, will improve with the economic cycle.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

We expect that, at some point soon, the market will reflect the strong likelihood that economic recovery will continue, interest rates will remain benign, and not all companies are fraudulent. This is the most risk-averse psychological market environment in our collective investment careers. We continue to use an opportunistic approach to portfolio construction, seeking performance in any and all segments of the equity universe. We believe superior performance will be reflected in a relative multiple upgrade among our holdings versus the broader market, regardless of the overall market direction.

Class IB shares commenced on April 1 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $40,044 on 6/30/2002.

                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

PORTFOLIO MANAGER

[PHOTO]

       TROND SKRAMSTAD
 Senior Vice President
           and Partner
Wellington Management
          Company, LLP

ASSOCIATE PORTFOLIO MANAGER

[PHOTO]

ANDREW S. OFFIT
Senior Vice President
and Partner
Wellington Management
   Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

INTERNATIONAL OPPORTUNITIES IB          MSCI AC FREE U.S. INDEX       MSCI EAFE GDP INDEX
------------------------------          -----------------------       -------------------
6-30-92           10,000                         10,000                      10,000
12-31-92           9,436                          9,789                       9,428
12-31-93          12,587                         13,206                      12,645
12-31-94          12,312                         14,081                      13,683
12-31-95          13,992                         15,481                      15,272
12-31-96          15,762                         16,515                      16,503
12-31-97          15,776                         16,852                      17,519
12-31-98          17,817                         19,289                      22,269
12-31-99          24,874                         25,250                      29,257
12-31-00          20,583                         21,441                      24,779
12-31-01          16,697                         17,261                      19,346
6-30-02           16,254                         17,080                      19,417

RETURNS as of 6/30/02

                         1 Year     5 Year*       10 Year*
                         ------     -------       --------
    Int'l. Opp. IB       -8.08%      -1.31%         4.98%
    MSCI EAFE GDP**      -10.24%     .0.96%         6.68%
    MSCI AC Free U.S.    -8.17%      -1.70%         5.50%

 *Annualized Returns.  Inception date is July 2, 1990.

The chart represents a hypothetical investment in the Hartford International Opportunities HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

** The Morgan Stanley Europe Australia Far East GDP Index.

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -2.7% for the 6-months ended June 30, 2002. The Fund's return trailed both the -1.0% return for the MSCI All-Country World Free ex US Index, and the -1.7% return for the Lipper International VA-UF Average, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Underperformance of the Fund was primarily two-fold: modestly negative country allocation and poor stock selection within certain regions. With respect to country allocation, the Fund's underweight position in Japan, overweight position in Hong Kong and the allocation to Latin America hurt the Fund's performance. During the first six months of the year, Japanese equities outperformed, helped by a significantly stronger yen. We reduced our position late in the second quarter because we found the Japanese market less compelling and felt that Japanese fundamentals have been more fully reflected in equity prices. Emerging market countries struggled during the period, hurt most by weakness within Latin America. We continued to underweight developed Asia ex-Japan, but maintained exposure to emerging Asia, resulting in a modest overweight in Asia ex-Japan as a whole. Asia outperformed the major developed regions for over a year now and we expect that it will continue to do so. With respect to stock selection, the Fund's holdings in Japanese and Asian ex-Japanese equities hurt the Fund's performance off-setting positive stock selection in Europe and the Emerging Markets. The Fund is currently poised for global economic recovery investing in those areas of the market that are attractively valued.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

The global economy and markets are currently trending in opposite directions in a disconnect that has few precedents in history. The global economy, led by the U.S. and Asia ex-Japan, appears to be recovering reasonably well, albeit unspectacularly, from the recent, synchronized global slowdown. Global markets, on the other hand, continue to deflate in the aftermath of the late-1990s bubble. The most recent leg down in the markets has resulted in valuations more attractive than they have been in some time. We are cautiously optimistic that these increasingly attractive valuations, combined with the continuing positive economic news, will eventually turn the equity markets around. However, significant risks remain that could prolong the current malaise in the markets. The risks include additional corporate fraud revelations, violence in the Middle East, the war on terrorism, and fund flows out of equities. Barring major exogenous shocks, however, we believe that the gradually improving economy will drive an improvement in equity market returns going forward.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $16,254 on 6/30/2002.

*The Fund has changed its benchmark from the MSCI EAFE GDP Index to the MSCI AC World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.

HARTFORD STOCK HLS FUND

PORTFOLIO MANAGER

[PHOTO]

    RAND L. ALEXANDER, CFA
     Senior Vice President
               and Partner
     Wellington Management
              Company, LLP

ASSOCIATE PORTFOLIO MANAGER

[PHOTO]

MAYA K. BITTAR, CFA
Vice President
Wellington Management
   Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

               STOCK IB       S&P 500 INDEX
               --------       -------------
 6-30-92        10,000            10,000
12-31-92        11,066            10,834
12-31-93        12,622            11,923
12-31-94        12,352            12,080
12-31-95        16,522            16,613
12-31-96        20,496            20,421
12-31-97        26,860            27,230
12-31-98        35,776            33,007
12-31-99        42,779            42,372
12-31-00        39,692            38,515
12-31-01        34,775            33,943
 6-30-02        28,987            29,480

RETURNS as of 6/30/02

                           1 Year      5 Year*    10 Year*
                           ------      -------    --------
    Stock IB              - 20.68%      3.02%      11.23%
    S&P 500 Index         - 17.97%      3.66%      11.42%

*Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Hartford Stock HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -16.6% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, return of -14.1% and the S&P 500 Index, return of -13.2% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The first half of 2002 proved to be tumultuous for U.S. equity investors. Continued concerns about global terrorism, constant turmoil in the Middle East, economic chaos in parts of South America, a weakening dollar, revelations of corporate malfeasance and accounting chicanery by a number of large corporations, resulted in one of the worst absolute and relative performance periods in recent history. The best performing sectors on a relative basis were basic materials, consumer staples, energy, and financials. Conversely, the technology, telecom, utilities and health care sectors were quite weak. Small caps continued to outperform large caps, while value out- performed growth. The Fund's underperformance was due to our emphasis on large caps, our exposure to technology and health care, our underweights in consumer staples and consumer discretionary and significant declines in a number of our individual holdings. Recently, we made a number of changes to try to improve performance. We reduced our technology holdings early in the quarter due to evidence that the fallout from the bubble of 1999 and 2000 was more severe than we had originally thought. We increased our industrial and commercial weight in anticipation of better growth in that sector of the economy. Finally, we increased our health care exposure since many of the companies within this sector should benefit from a weaker dollar.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $28,987 on 6/30/2002.

                     HARTFORD DIVIDEND AND GROWTH HLS FUND


PORTFOLIO MANAGER

[PHOTO]

EDWARD P. BOUSA, CFA
Vice President
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

S&P 500 INDEX                 DIVIDEND AND GROWTH IB
-------------                 ----------------------
  3-9-94         10,000                  10,000
12-31-94         10,176                  10,060
12-31-95         13,842                  13,835
12-31-96         16,970                  17,010
12-31-97         22,326                  22,682
12-31-98         25,937                  29,161
12-31-99         27,266                  35,296
12-31-00         30,199                  32,083
12-31-01         28,927                  28,275
 6-30-02         27,706                  24,556

RETURNS as of 6/30/02

                                                      SINCE*
                              1 YEAR     5 YEAR*     INCEPTION
                              ------     -------     ---------
    DIV. AND GROW. IB         -6.86%      6.46%       13.04%
    S&P 500 INDEX             -17.97%     3.66%       11.41%

 *Annualized Returns.  Inception date is March 9, 1994.

The chart represents a hypothetical investment in the Hartford Dividend and Growth HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -4.2% net of fund expenses for the 6-months ended June 30, 2002. The Fund outperformed its competitive group as represented by the Lipper Equity Income VA-UF Average, which provided a return of -6.6% and the S&P 500 Index, which provided return of -13.2% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In line with our dividend-oriented style, the Fund continues to be underweight in the information technology sector. This underweight position relative to the S&P 500 Index was the greatest contributor to the Fund's outperformance during the period. Furthermore, strong stock selection in industrials and utilities also helped performance.

Among the stocks which contributed positively to performance in the Fund were Wachovia Corp. (banks), Weyerhaeuser Co. (forest & paper products), Procter & Gamble Co. (The) (consumer non-durables) and Franklin Resources, Inc. (financial services). The Fund also had a few disappointments during the 6-month period including International Business Machines Corp. (computers & office equipment), Citigroup, Inc. (banks), Abbott Laboratories (drugs) and AOL Time Warner, Inc. (software & services).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

The economy is improving at a moderate pace, but is not likely to rapidly accelerate because of the already-strong consumer. The big driver of growth is likely to be in the industrial sector where the weak dollar is providing a boost. Although terrorism is a concern, it does not seem to be affecting the economy, with the exception of the airline industry.

Our focus on discovering high quality companies at low valuations has served us well over the long term, and especially during the last two years. We expect to be researching many new names, as we look to take advantage of investment opportunities resulting from recent market volatility.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 3/9/1994 would have been valued at $27,706 on 6/30/2002.

                           HARTFORD ADVISERS HLS FUND

PORTFOLIO MANAGERS

[PHOTO]

    RAND L. ALEXANDER, CFA
     Senior Vice President
               and Partner
     Wellington Management
              Company, LLP

[PHOTO]

PAUL D. KAPLAN
Senior Vice President
and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

               ADVISERS IB         S&P 500 INDEX       LEHMAN BROTHERS GOVT./CREDIT BOND INDEX
               -----------         -------------       ---------------------------------------
 6-30-92          10,000              10,000                          10,000
12-31-92          10,787              10,834                          10,497
12-31-93          12,078              11,923                          11,655
12-31-94          11,718              12,080                          11,246
12-31-95          15,001              16,613                          13,410
12-31-96          17,446              20,421                          13,799
12-31-97          21,667              27,230                          15,146
12-31-98          26,951              35,001                          16,583
12-31-99          29,751              42,372                          16,224
12-31-00          29,476              38,515                          18,048
12-31-01          28,057              33,943                          19,688
 6-30-02          25,240              29,980                          20,329

RETURNS as of 6/30/02

                              1 Year     5 Year*      10 Year*
                              ------     -------      --------
    ADVISERS IB               - 11.02%     4.54%        9.70%
    S&P 500 INDEX             - 17.97%     3.66%       11.42%
    LEHMAN BROTHERS GOVT./       8.25%     7.48%        7.35%
      CREDIT BOND INDEX

*Annualized Returns.  Inception date is March 31, 1983.

The chart represents a hypothetical investment in the Hartford Advisers HLS Fund Class IB shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -10.0% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -6.4% and the Composite Index (S&P 500 55%, Lehman Brothers Government Credit Bond Index 35%, and 90 day Treasury Bills 10%), which returned -6.1% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Like the stock market, the bond market has been seeing ongoing weakness resulting from the continuing disclosure of corporate accounting and earnings questions. The negative environment has permitted the yields of U.S. Treasury securities to decline once again as investors seek a safe haven. Short- and intermediate-term Treasury yields have declined most sharply with the yields of longer dated Treasuries lagging. This pattern is perfectly consistent with the "safe haven" behavior of investors. The liquidity of the corporate bond market remains poor, particularly for those bonds where some questions on management or accounting behavior have arisen. Selling these bonds is very expensive. The mortgage sector has remained very strong, largely due to the negative environment in the corporate sector. Mortgage-backed securities insured or guaranteed by an agency of the U.S. Government appeal to investors due to the attractive yield spreads and because they are perceived to be free of the possibility of accounting scandal. Although this negative sentiment will end at some point, it is difficult to know when the end will occur. We therefore have assumed a somewhat more conservative asset allocation position and will look for a better opportunity to add to stocks when it appears that the economy is once again going to be the primary determinant of equity performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $25,240 on 6/30/2002.

HARTFORD BOND HLS FUND

PORTFOLIO MANAGER

[PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

               BOND IB        LEHMAN BROTHERS AGGREGATE BOND INDEX         LEHMAN BROTHERS GOVT./CREDIT BOND INDEX
               -------        ------------------------------------         ---------------------------------------
 6-30-92       10,000                      10,000                                          10,000
12-31-92       10,322                      10,457                                          10,497
12-31-93       11,349                      11,476                                          11,655
12-31-94       10,874                      11,141                                          11,246
12-31-95       12,852                      13,200                                          13,410
12-31-96       13,272                      13,677                                          13,799
12-31-97       14,741                      15,002                                          15,146
12-31-98       15,910                      16,303                                          16,583
12-31-99       15,562                      16,167                                          16,224
12-31-00       17,396                      18,048                                          18,145
12-31-01       18,872                      19,568                                          19,688
12-31-02       19,326                      20,310                                          20,329

RETURNS as of 6/30/02

                               1 Year     5 Year*     10 Year*
                               -----      -------     --------
    Bond IB                    7.49%       7.05%       6.81%
    Lehman Brothers
     Aggregate Bond Index      8.62%       7.57%       7.34%
    Lehman Brothers Govt./
     Credit Bond Index         8.25%       7.48%       7.35%

*Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Bond HLS Fund Class IB shares. (The returns include the Fund level expenses, but exclude the insurance charges).

Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 2.4% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 2.1% and underperformed the Lehman Brothers Aggregate Bond Index, which returned 3.8% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from its overweight to economically-sensitive corporate bonds in the mining, paper, chemical, and oil and gas industries. The Fund's underweight to U.S. Treasuries combined with the inclusion of some Treasury Inflation Protected Securities (TIPS) also contributed positively to returns. The Fund's position in euro-denominated European government short-maturity Treasuries aided performance as these issues yield significantly more than equivalent maturity U.S. Treasury issues. The principal source that dragged on the Fund's performance, in spite of their attractive yield, was its holdings in high yield corporate bonds (including telecommunications).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?

In spite of the negative sentiment swirling around the corporate bond market, we are seeing signs that certain corporations are focusing on reducing leverage and improving their financial flexibility. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals such as chemicals and metals and mining. We are de-emphasizing finance and consumer-sensitive securities, as we do not expect the consumer to lead the way toward higher economic growth. While the Fund is slightly underweighted to mortgages relative to its benchmark index, we have increased the Fund weighting to passthrough issues over the course of the quarter, having sold lower-yielding Treasuries to do so.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares since 6/30/1992 would have been valued at $19,326 on 6/30/2002.

*The Fund has changed its benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGEMENT

JAMES G. GENDELMAN,
Marsico Capital Management, LLC


PERFORMANCE OVERVIEW

                                  [LINE GRAPH]


GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                                         NATIONS MARSICO
                                                                     INTERNATIONAL
                                                                OPPORTUNITIES PORTFOLIO                MSCI EAFE
                                                       3/26/98                   $ 10,000                   $ 10,000
                                                       6/30/98                   $ 10,190                   $ 10,106
                                                      12/31/98                   $ 10,311                   $ 10,461
                                                       6/30/99                   $ 10,973                   $ 10,876
                                                      12/31/99                   $ 14,750                   $ 13,282
                                                       6/30/00                   $ 14,483                   $ 12,742
                                                      12/31/00                   $ 12,714                   $ 11,400
                                                       6/30/01                   $ 11,565                   $  9,733
                                                      12/31/01                   $ 10,936                   $  8,953
                                                       6/30/02                   $ 11,595                   $  8,808


RETURNS AS OF 06/30/02                                                    1 YEAR               3 YEAR           SINCE INCEPTION
Nations Marsico International Opportunities Portfolio                               0.27%            1.86%                3.53%
EAFE                                                                               -9.49%           -6.78%               -2.99%

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

 HOW DID THE PORTFOLIO PERFORM?

 For the six month period ended June 30, 2002, Nations Marsico International Opportunities Portfolio significantly outperformed its benchmark with a total return of 6.03% versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), which had a total return of -1.62%.

 WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

 The largest contributor to the Portfolio's performance for the period was its investments in the financial services sector. Bank stocks collectively gained approximately 20% in the first half of 2002. Stocks that performed well included Kookmin Bank, IntesaBci SpA, and Royal Bank of Scotland. The Portfolio was also positively impacted by its position in mortgage originator Northern Rock plc and insurance company Corporacion Mapfre, Compania Internacional de ReasegUROS, SA.

 The Portfolio benefited from its consumer discretionary holdings, highlighted by automobiles and media. The Portfolio's automobile holdings, including Nissan Motor Company, Ltd., Porsche AG, and Bayerische Motoren Werke (BMW) AG collectively gained more than 20% in the first half of 2002, while advertising company JC Decaux SA appreciated by nearly 22%. Transportation stocks helped buoy the Portfolio's investment results, with Airline companies Westjet Airlines Ltd. and Ryanair Holdings plc, ADR among the strongest performers. Canadian National Railway Company also posted positive price gains.

 The Portfolio's lack of investments in Finland, particularly in the information technology field, contributed to performance, too. Japan continued to be underweighted throughout the period, which hindered performance as Japanese equities rallied. We were able, however, to offset this with good stock selection in Japan, particularly in the consumer discretionary area with holdings such as Nissan Motor Company, Ltd.

 The Portfolio's major investments for the period in terms of country distribution were in the United Kingdom, Germany, Japan, Netherlands and Canada. Sector allocations favored consumer-related, financial services and industrials. Portfolio performance was hindered by consumer discretionary holdings, such as Thomson Multimedia and convenience store Ito-Yokado Company. Holdings in information technology ASML Holding, a semiconductor manufacturer, also hurt performance as well as underweightings in energy and materials sectors.

 International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments.

------

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

             NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. The Portfolio's overall investment posture during the first half of 2002 echoed the theme that a global economic recovery, in our opinion, is likely to be led by consumer-oriented industries. In some cases, the Portfolio's investments might be considered to be non-traditional growth areas, particularly as compared to, for example, technology.

In our opinion, however, the investment landscape has changed considerably, and prudent investors should be open to changing with it. In this environment of seeking growth opportunities, we think it is critically important to maintain flexibility, to be open to new investment ideas in different areas and to be patient. We believe that select companies within these sectors such as consumer discretionary, financial services, consumer staples and industrials have excellent management teams, offer compelling growth potential over a 12 to 24-month time horizon, and trade at attractive valuations.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO MANAGEMENT

Large Cap Investment Committee,
Brandes Investment Partners, L.P.


PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

                                                           NATIONS INTERNATIONAL
PLOT POINTS                                                   VALUE PORTFOLIO               MSCI EAFE
                                           7/7/00                   $ 10,000                   $ 10,000
                                          9/30/00                   $  9,090                   $  9,194
                                         12/31/00                   $  9,465                   $  8,947
                                          3/31/01                   $  8,853                   $  7,718
                                          6/30/01                   $  9,003                   $  7,638
                                          9/30/01                   $  7,760                   $  6,569
                                         12/31/01                   $  8,532                   $  7,027
                                          6/30/02                   $  8,370                   $  6,913


RETURNS AS OF 06/30/02                                       1 YEAR                SINCE INCEPTION
Nations International Value Portfolio                                 -7.06%                     -8.59%
EAFE                                                                  -9.49%                    -16.94%

*Annualized Returns.  Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS INTERNATIONAL VALUE PORTFOLIO WILL NO LONGER ACCEPT NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS AFTER SEPTEMBER 30, 2002. FOLLOWING THAT DATE, SHARES OF THE PORTFOLIO MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations International Value Portfolio had a total return of -1.90% versus -1.62% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Amid a difficult environment for telecommunications companies, the Portfolio's holdings in Deutsche Telekom AG, ADR and Telefonos de Mexico SA de CV'L', ADR were among the weakest performers during the period. Additionally, weakness among select oil and gas firms such as RepsolYPFSA, ADR, Petroleo Brasileiro SA-`A', ADR and Lukoil Holding, Sponsored ADR also adversely influenced overall results. In this tenuous environment, there were a number of holdings that countered broader weakness, particularly in the banking and aerospace and defense industries. Holdings registering gains included IntesaBci SpA, Allied Irish Banks plc ADR and European Aeronautic Defense and Space Company.

Our ongoing company-by-company research and analysis dictated changes to the Portfolio's complexion during the period. We eliminated exposure to select holdings whose share prices climbed toward our estimate of the businesses' value, such as ENI and Altadis. As a result of this selective selling, we reduced the Portfolio's weighting in the tobacco industry.

We viewed share price declines in the diversified telecommunication services and industrial conglomerates industry as an opportunity to add selectively to existing positions and make new purchases, including Telefonica SA, ADR and Korea Telecom Corporation. As a result, the Portfolio's exposure to this area increased on a stock-by-stock basis.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

Looking ahead, we believe the Portfolio remains well positioned to deliver long-term price appreciation with limited risk. In our opinion, the holdings' fundamental strengths, including low price-to-earnings and price-to-cash flow ratios, inspire confidence. Reflecting our conviction in certain diversified telecommunications services companies, the Portfolio maintains its greatest weighting in this area. Other areas of strong exposure include banking and oil and gas.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

---------

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


PORTFOLIO MANAGEMENT
THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

                                                         NATIONS MARISCO
                                                         FOCUSED EQUITIES
PLOT POINTS                                              PORTFOLIO                         S&P 500
                                          3/26/98                   $ 10,000                   $ 10,000
                                          6/30/98                   $ 11,470                   $ 10,343
                                         12/31/98                   $ 13,016                   $ 11,300
                                          6/30/99                   $ 15,018                   $ 12,698
                                         12/31/99                   $ 19,951                   $ 13,677
                                          6/30/00                   $ 18,473                   $ 13,618
                                         12/31/00                   $ 16,796                   $ 12,432
                                          6/30/01                   $ 14,592                   $ 11,600
                                         12/31/01                   $ 13,820                   $ 10,955
                                          6/30/02                   $ 14,016                   $  9,514


RETURNS AS OF 06/30/02                                       1 YEAR                     3 YEAR               SINCE INCEPTION
Nations Marsico Focused Equities Portfolio                            -3.95%                     -2.28%                   8.24%
S&P 500                                                              -17.98%                     -9.17%                  -1.20%


*Annualized Returns. Inception date is March 27, 1998.


The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

 HOW DID THE PORTFOLIO PERFORM?

 For the six-month period ended June 30, 2002, Nations Marsico Focused Equities Portfolio significantly outperformed its benchmark with a total return of 1.42% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

 WHY  DID THE PORTFOLIO PERFORM THIS  WAY?(2)

 It sometimes can be difficult for us to reflect on certain periods of time and offer conclusive commentary as to why equity markets traded in a certain way, why certain industries provided market leadership and why others lagged. The first half of 2002 was such a time. Abundant challenges faced investors, including profit and accounting-related issues that pummeled the shares of many companies. Even while the U.S. economy showed some signs of revival, the potential magnitude of a recovery remained difficult to discern, which in turn sparked questions about the timing and extent of a corporate profit recovery.

 With less than one year passing since the terrorist attacks of September 2001, questions persist regarding the timing and magnitude of a global economic recovery. There were many challenges for equity investors during the period. The possibility of continued shocks to the capital markets-- perhaps in the form of further terrorist attacks, possible biological terrorism outbreaks, and/or heightened military conflict in numerous regions of the world--cannot be overlooked or discounted.

 The Portfolio's primary sector allocations during the first half of 2002 emphasized consumer-discretionary, financial services, healthcare and industrial companies. Retailers and automobile manufacturers were the linchpin of the Portfolio's consumer-related positions. Healthcare investments favored companies providing equipment, services and medical devices. In the industrial sector, the Portfolio's primary emphasis was in aerospace and defense companies.

 There were several contributing factors to the Portfolio's outperformance as compared to its benchmark, the S&P 500 Index. Healthcare-related positions, including UnitedHealth Group Inc., Tenet Healthcare Corporation and Quest Diagnostics Inc., posted strong returns for the period. Aerospace and defense holdings Lockheed Martin Corporation and General Dynamics Corporation were also among the Portfolio's top-performing positions. Consumer discretionary holdings collectively contributed positively to performance as well. Automobile manufacturers Porsche AG and Bayerische Motoren Werke (BMW) AG posted strong gains as did retailers Lowe's Companies, Inc. and Costco Wholesale Corporation.

 THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.

--------

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

                   NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

Performance was aided by not investing in certain economic sectors and industries--particularly technology hardware and equipment and telecommunications services, which struggled during the period. We remain cautious regarding the profit outlook for many companies in these industries. Capital spending for technology, we believe, still appears to be in an overall downturn, while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed and that a potential favorable earnings environment exists, it is unlikely we will make substantial investments in these areas for the Portfolio in the near future.

Performance was hindered in the Portfolio from holdings in the financial sector's Citigroup. Healthcare-related positions in Johnson & Johnson and Baxter International hurt performance as well as information technology holding Qualcomm. An underweighting in the energy sector also hurt performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we held the notion of a somewhat subdued economic recovery, while at the same time we are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.

--------------

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

                        NATIONS SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGEMENT

SmallCap Strategies Team,
Banc of America Capital Management, LLC


NATIONS SMALL COMPANY PORTFOLIO (FORMERLY NATIONS SMALLCAP INDEX PORTFOLIO)

PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                                NATION SMALL COMPANY             RUSSELL 2000     RUSSELL 2000 GROWTH
                                       3/26/98                   $ 10,000                     $ 10,000             $ 10,000
                                       6/30/98                   $  9,750                     $  9,534             $  9,426
                                      12/31/98                   $  9,065                     $  8,855             $  9,048
                                       6/30/99                   $  9,366                     $  9,677             $ 10,209
                                      12/31/99                   $  9,602                     $ 10,738             $ 12,947
                                       6/30/00                   $ 10,285                     $ 11,064             $ 13,106
                                      12/31/00                   $ 10,643                     $ 10,413             $ 10,043
                                       6/30/01                   $ 11,277                     $ 11,127             $ 10,047
                                      12/31/01                   $ 11,061                     $ 10,672             $  9,117
                                       6/30/02                   $  9,821                     $ 10,170             $  7,535


RETURNS as of 6/30/02

                                                               SINCE
                                   1 YEAR        3 YEAR      INCEPTION*
    Nations Small Company           -12.92%       1.59%       - 0.42%
    Russell 2000 Growth            - 25.00%      -9.63%       - 6.45%
    Russell 2000                     -8.60%       1.67%         0.39%

*Annualized Returns.  Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 2000 Index. Effective August 1, 2001, portfolio management changed the index to which it compares its performance because the Russell 2000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Small Company Portfolio substantially outperformed its benchmark, declining 11.21%, versus the Russell 2000 Growth Index(1), which declined 17.35%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Good stock selection made the healthcare sector the clear performance leader for the Portfolio during the period with Triad Hospitals' value up over 40%. Triad continues to report solid earnings and, we believe, may provide a potential upside to earnings going forward. Veterinary services stock, VCA Antech, Inc., also made a strong showing during the period, and its value was up more than 25%.

The consumer cyclical and consumer staples sectors were also leaders during the period. Performance resulted again from good stock selection and consumers continued willingness to spend. Gaming stocks faired well during the latter part of the period with Station Casinos, Inc., Ameristar Casinos, Inc. and Shuffle Master, Inc. each gaining over 15%. Career Education was up over 25%. Finally, Constellation Brands, Inc., was up nearly 50% during the period as a result of strong earnings, upward guidance and increased upgrades by some Wall Street brokerage firms.

Both the technology and communications sectors slowed performance during the period as weakness was both broad based and severe. Holdings in software, semiconductors, network and telecom equipment, computer equipment and telecom services sectors were all down 25% or more for the Portfolio. Companies in the Portfolio that saw even worse declines included network equipment company C-COR.Net Corporation, TTI Team Telecom International Ltd., Oak Technology, Inc. and Precise Software Solutions Ltd. On the positive side, our continued underweight in technology did provide some performance cushion during the quarter.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

We continue to remain optimistic for small-capitalization stocks. April 2002 marks a three-year run of small-cap stocks generally outperforming versus large-cap stocks. We believe that the trend may continue. Through most of this trend's cycle, small-cap stocks appeared less expensive then large-cap stocks. This valuation disparity continues on a number of measures. The Initial Public Offering market continues to slow, leading many money managers towards buying small-cap stocks in search of better performance. We continue to see larger-cap companies acquiring smaller-cap companies in an attempt to add growth at an attractive price. Finally, the low interest rate environment continues to provide small-cap companies with increased access to less expensive capital.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1) The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

PORTFOLIO MANAGEMENT

JAMES A. HILLARY,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

GROWTH OF $10,000 INVESTMENT

                                                       NATIONS MARSICO
PLOT POINTS                                           CENTURY PORTFOLIO                 S&P 500
                                       3/26/98                   $ 10,000                   $ 10,000
                                       6/30/98                   $ 10,150                   $ 10,343
                                      12/31/98                   $ 10,644                   $ 11,300
                                       6/30/99                   $ 11,887                   $ 12,698
                                      12/31/99                   $ 11,682                   $ 13,677
                                       6/30/00                   $ 10,959                   $ 13,618
                                      12/31/00                    $ 8,508                   $ 12,432
                                       6/30/01                    $ 6,580                   $ 11,600
                                      12/31/01                    $ 6,249                   $ 10,955
                                       6/30/02                    $ 6,380                    $ 9,514


RETURNS AS OF 06/30/02                                    1 YEAR                     3 YEAR                SINCE INCEPTION
Nations Marsico 21st Century Portfolio                             -3.05%                    -18.74%                    -10.01%
S&P 500                                                           -17.98%                     -9.17%                     -1.20%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001 the portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Marsico 21st Century Portfolio substantially outperformed its benchmark with a return of 2.09% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's positive performance was aided by its investments in a variety of sectors and industries. The performance of the Portfolio's consumer discretionary holdings, which comprised the largest sector commitment as of June 30, 2002, was very strong. While the overall stock market struggled in some areas, we identified what we felt were some compelling investment opportunities within the consumer discretionary realm, including automobiles, lodging and durables -- including homebuilders and suppliers to homebuilders. The Portfolio's automobile holdings did particularly well during the period.

Investments in the industrial sector, predominantly aerospace and defense companies also did well. Some examples of companies that performed favorably were Lockheed Martin Corporation and L-3 Communications Holdings, Inc. Home builders MDC Corporation, Lennar Corporation and D.R. Horton, Inc. were also among the top-performing holdings in the Portfolio.

Several of the Portfolio's financial services positions -- notably USA Education and Capital One Financial Corporation -- posted strong gains for the period. Healthcare investments were another positive contributor to performance. The Portfolio's significant investments in the healthcare equipment and services area helped performance and included Tenet Healthcare Corporation and UnitedHealth Group Inc. Finally, the Portfolio's lack of exposure to telecommunications companies and relatively low allocations in the pharmaceutical and biotechnology industries aided performance as well.

The primary "blemishes" during the period were investments in technology hardware and equipment companies. Even though we had relatively modest levels of investment in these industries, the Portfolio was hurt by "sell-offs" in companies such as Nvidia, Cabot Microelectronics and Siebel Systems. The Portfolio was also mildly affected by being underweighted in energy-related companies, a sector that rallied during the period.

Performance was also hindered by financial holdings in Citigroup and Lehman Brothers Holdings. Information technology holding Qualcomm as well as underweighting in the energy sector also hurt performance.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

As of June 30, 2002, the Portfolio emphasized industries such as automobiles, consumer durables, diversified financials, aerospace and defense and healthcare equipment and services. These areas, in our view, offer attractive growth and valuation characteristics, particularly in the context of a potentially modest economic recovery. As of June 30, 2002, the Portfolio did not have exposure to several economic sectors, including telecommunications and materials.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we have held the notion of a somewhat subdued economic recovery, while at the same time are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO,
Marsico Capital Management, LLC


NATIONS MARSICO GROWTH PORTFOLIO

PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

                                                             NATIONS MARISCO GROWTH
PLOT POINTS                                                        PORTFOLIO                     S&P 500
                                           3/26/98                  $ 10,000                    $ 10,000
                                           6/30/98                  $ 11,270                    $ 10,343
                                          12/31/98                  $ 12,180                    $ 11,300
                                           6/30/99                  $ 13,953                    $ 12,698
                                          12/31/99                  $ 18,891                    $ 13,677
                                           6/30/00                  $ 18,300                    $ 13,618
                                          12/31/00                  $ 16,544                    $ 12,432
                                           6/30/01                  $ 14,599                    $ 11,600
                                          12/31/01                  $ 13,626                    $ 10,955
                                           6/30/02                  $ 13,687                    $  9,514


RETURNS as of 6/30/02

                                                                    SINCE
                                    1 YEAR          3 YEAR        INCEPTION*
                                    ------          ------        ----------
     NATIONS MARSICO GROWTH         -6.24%          -0.64%          7.64%
     S&P 500                       -17.98%          -9.17%         -1.20%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO WAS RENAMED NATIONS MARSICO GROWTH PORTFOLIO ON MAY 1, 2002. THE PORTFOLIO'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES ALSO CHANGED AS OF MAY 1, 2002.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Marsico Growth Portfolio significantly outperformed its benchmark with a total return of 0.45% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

It sometimes can be difficult for us to reflect on certain periods of time and offer conclusive commentary as to why equity markets traded in a certain way, why certain industries provided market leadership and why others lagged. The first half of 2002 was such a time. Abundant challenges faced investors, including profit and accounting-related issues that pummeled the shares of many companies. Even while the U.S. economy showed some signs of revival, the potential magnitude of a recovery remained difficult to discern, which in turn sparked questions about the timing and extent of a corporate profit recovery.

With less than one year passing since the terrorist attacks of September 2001, questions persist regarding the timing and magnitude of a global economic recovery. There were many challenges for equity investors during the period. The possibility of continued shocks to the capital markets -- perhaps in the form of further terrorist attacks, possible biological terrorism outbreaks, and/or heightened military conflict in numerous regions of the world -- cannot be overlooked or discounted.

The Portfolio's primary sector allocations during the period emphasized con-sumer-discretionary, financial services, healthcare and industrial companies. Retailers and automobile manufacturers were the linchpin of the Portfolio's consumer-related positions. Healthcare investments favored companies providing equipment, services and medical devices. In the industrial sector, the Portfolio's primary emphasis was in aerospace and defense companies. There were several contributing factors to the Portfolio's outperformance compared to the S&P 500 Index. Aerospace and defense holdings Lockheed Martin Corporation and General Dynamics Corporation were among the Portfolio's top performing positions. The Portfolio's healthcare-related positions, including
UnitedHealth Group Inc., Tenet Healthcare Corporation and Quest Diagnostics Inc., also posted strong gains during the period.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO GROWTH PORTFOLIO

Consumer discretionary holdings collectively contributed positively to performance. Auto manufacturers Porsche AG and Bayerische Motoren Werke (BMW) AG posted strong gains as did retailers Tiffany & Company, Bed Bath & Beyond Inc. and Lowe's Companies, Inc. Home builders Lennar Corporation, MDC Holdings, Inc. and D.R. Horton, Inc. also helped performance.

Performance was aided by avoiding certain economic sectors and industries -- particularly technology hardware/equipment and telecommunications services, which struggled during the period. We remain cautious regarding profit out-looks for many companies within these industries. Capital spending for technology, we believe, appears to be in an overall downturn, while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed and that a potential favorable earnings environment exists, it is unlikely we will make substantial investments in these areas for the Portfolio in the near future.

Performance was hindered by the financial holding Citigroup as well as healthcare positions in Wyeth and Baxter International. Information technology holding Qualcomm and an underweighting in the energy sector also hurt performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we held the notion of a somewhat subdued economic recovery, while at the same time are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS CAPITAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT
Growth Strategies Team,
Banc of America Capital Management, LLC

NATIONS CAPITAL GROWTH PORTFOLIO (FORMERLY NATIONS MANAGED INDEX PORTFOLIO)

PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                         NATIONS CAPITAL GROWTH
                                                           PORTFOLIO             S&P 500             RUSSELL 1000 GROWTH
                                                    ----------------------       -------             -------------------
                                3/26/98                    $ 10,000              $ 10,000                  $ 10,000
                                6/30/98                    $ 10,320              $ 10,343                  $ 10,454
                               12/31/98                    $ 11,139              $ 11,300                  $ 12,046
                                6/30/99                    $ 12,397              $ 12,698                  $ 13,306
                               12/31/99                    $ 13,174              $ 13,677                  $ 16,041
                                6/30/00                    $ 13,033              $ 13,618                  $ 16,721
                               12/31/00                    $ 11,658              $ 12,432                  $ 12,444
                                6/30/01                    $ 10,895              $ 11,600                  $ 10,672
                               12/31/01                    $ 10,270              $ 10,955                  $  9,902
                                6/30/02                    $  8,110              $  9,514                  $  7,844


RETURNS as of 6/30/02

                                                                   SINCE
                                   1 YEAR          3 YEAR        INCEPTION*
                                   ------          ------        ----------
     NATIONS CAPITAL GROWTH        -25.56%        -13.19%         -4.79%
     RUSSELL 1000 GROWTH           -26.49%        -16.15%         -5.56%
     S&P 500                       -17.98%         -9.17%         -1.20%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective October 1, 2001 portfolio management changed the index to which it compares its performance because the Russell 1000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Capital Growth Portfolio returned -21.03% versus -20.78% for the Russell 1000 Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Although the economy showed signs of entering a recovery phase during the period, the stock market did not follow suit. Poor investor sentiment was driven largely by concerns over corporate governance, fears of Middle East violence coupled with related possible terrorist attacks in the U.S., and uncertainty regarding the potential for near-term improvement in corporate earnings. Disclosures by such companies as Enron Corporation, WorldCom, Inc., Tyco International and Adelphia Communications Corporation that management had used aggressive and, in some cases, illegal accounting tactics to boost earnings and/or enrich senior management, resulted in a significant erosion in investor trust that may take years to repair. In addition, continued signs of a deepening decline in corporate technology spending negatively impacted the valuations of technology stocks, while investors' unwillingness to assume any degree of above-market risk resulted in the poor performance of stocks in such growth industries as biotechnology, brokerage and media and broadcasting.

Overall, large-capitalization stocks, generally defined as those with a market capitalization in excess of $10 billion, suffered more than smaller-capitalization stocks during the period. This phenomenon had a significant impact on the Portfolio's performance, given that the Portfolio's average-weighted market capitalization during the period was $75 billion. Poor stock selection in the retail, technology and healthcare sectors also hindered performance. Securities such as Intel Corporation, Microsoft Corporation and International Business Machines Corporation performed poorly for the Portfolio due to fears of a prolonged technology spending decline, while Home Depot, Inc. and Pfizer Inc. had weak performance based on concerns over each company's ability to meet its projected earnings growth rate.

On the positive side, overweighted positions in the consumer cyclical and consumer staples sectors, coupled with strong security selection in the capital goods and finance sectors, aided performance during the period. Companies dependent on the "resilient consumer" have fared much better than those dependent on corporate spending during the period. The Portfolio benefited from holdings such as Starwood Hotels & Resorts Worldwide, Inc., Coca-Cola Company and Anheuser-Busch Companies, Inc. In addition, defense contractors such as Lockheed Martin Corporation have benefited from the expectation for increased defense spending, while SLM Corporation has done well due to the company's strong likelihood of meeting its earnings targets this year.

(1) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS CAPITAL GROWTH PORTFOLIO

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

As we look to the second half of 2002, most investors are optimistic that stock prices will rise as they hope to see a strengthening economy, more reasonable stock valuations and low interest rates. This optimism, however, could be proven wrong, given that the Standard & Poor's 500 Composite Stock Price Index(4) remains expensive, earnings estimates are being reduced, the U.S. dollar is weakening relative to foreign currencies, the Argentine economic crisis has spread to Brazil and many investors have lost confidence in the integrity of corporate earnings and company management.

We prefer not to invest based on guessing whether the market is going to go up or down. Rather, we invest in what we believe are proven companies that have delivered strong earnings and revenue growth and that have an attractive outlook. As a result, we own what we believe are reliable consumer staple companies such as PepsiCo, Inc., Colgate-Palmolive Company and McDonald's Corporation. In addition, we maintain holdings in the defense industry because of the anticipated increase in the level of defense spending by the U.S. government. We also hold hospital and managed healthcare companies because of their strong recent performance and good earnings visibility. We believe that, over time, stock prices follow earnings. Consequently, we invest in companies that indicate to us the potential for rising earnings with reasonable valuations and rising share prices.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS MIDCAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC



PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                                     PORTFOLIO          RUSSELL MIDCAP GROWTH         S&P MIDCAP 400
                                           5/1/01                   $ 10,000                   $ 10,000                $ 10,000
                                          5/31/01                   $  9,780                   $  9,953                $ 10,233
                                          6/30/01                   $  9,580                   $  9,958                $ 10,192
                                          9/30/01                   $  6,790                   $  7,190                $  8,503
                                         12/31/01                   $  8,440                   $  9,135                $ 10,032
                                          6/30/02                   $  6,320                   $  7,336                $  9,710


RETURNS AS OF 06/30/02                                       1 YEAR                SINCE INCEPTION
Nations MidCap Growth Portfolio                                      -34.03%                    -32.51%
Russell MidCap Growth                                                -26.34%                    -23.33%
S&P MidCap 400                                                        -4.72%                     -2.49%

*    Annualized Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal period ended December 31, 2001 compare the Portfolio's performance to the Standard & Poor's MidCap 400 Index. Effective May 1, 2002, portfolio management changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations MidCap Growth Portfolio returned -25.12% versus a -19.70% for the Russell MidCap Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

It is stating the obvious to say that it was another difficult six months for growth stocks. For a brief period in the first quarter, investors felt safe simply focusing on the economy. Then the lethal combination of a lack of a recovery in corporate earnings and daily headlines regarding management and boardroom ethics shook investors' confidence and sent markets sharply lower.

The Portfolio suffered acutely from the relentless selling pressure in the technology and healthcare sectors. In the fourth quarter of 2001, evidence of a pick-up led to a rally in technology stocks; however, the earnings rebound was short-lived and, in the first half of 2002, earnings expectations have been repeatedly revised lower. In a similar experience, pharmaceutical and biotechnology stocks were slammed as ongoing disappointments in gaining approval for new drugs diminished the prospects for this industry.

Cable stocks were responsible for more than 3% of the relative underperformance of the Portfolio. Adelphia Communications Corporation, Charter Communications, Inc. and Cablevision Systems Corporation all experienced dramatic declines in share prices. Adelphia Communications Corporation was a victim of alleged widespread accounting fraud committed by its senior management that had gone undetected for a long period of time. While companies like Charter Communications, Inc. and Cablevision Systems Corporation continued to demonstrate strong operating trends, investors viewed the growth rates, balance sheets and funding requirements of the cable industry with considerable suspicion. If the management of Charter Communications, Inc. and Cablevision Systems Corporation can take the necessary steps to restore investor confidence, we feel share prices will rebound sharply.

The remaining underperformance for the Portfolio came from several individual holdings. Companies with shares that declined sharply include Convergys Corporation and CSG Systems International, Inc., which serve the weak communications market. Shares of CSG Systems International, Inc., one of the Portfolio's larger holdings, fell further when the company's largest customer, AT&T Broadband, renewed a dispute over the terms of their contract. (A similar arbitration claim in October 2000 was settled largely in CSG's favor.) The wireless sector continued to have severe problems, and Western Wireless Corporation, Comverse Technology, Inc. and Tekelec all fell after lowering earnings expectations for the year.

(1) The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP GROWTH PORTFOLIO

A number of companies that contributed positively to performance include Pentair, Inc., Bed Bath & Beyond Inc., Weatherford International, Smith International, Inc., Ambac Financial Group, Inc., Lincare Holdings Inc. and Intuit Inc.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

After some initial optimism during the first quarter of 2002, investors once again confronted the familiar questions and concerns that have plagued the markets for months. We believe the most important question regards the strength of the economic recovery. Is the glass half full or half empty? There may be good arguments for both. Dependable indicators, such as the stock market performance, bond yields and commodity prices, sent puzzling signals during the period. If the economy was unequivocally in the early stages of a recovery, a fairly predictable relationship should exist between these market components. Perhaps the tail is wagging the dog, and the economy has taken a back seat as the equity market returned to its September 21, 2001 low, amid fears of accounting fraud, poor management credibility and terrorism. Investors and businesses make decisions based on confidence and so far in 2002 fears and concerns have legitimately undermined everyone's confidence.

While we do not know how quickly the skies above the market will clear, our belief in the free market, economic system in this country has not faultered. Despite the turbulent economic environment, we are adhering to our philosophy of investing in businesses that we believe offer superior growth potential and that can lead the economy out of a difficult period. Generally, growth stocks continue to remain out of favor, thus providing opportunities to buy shares of what we feel are excellent companies at attractive prices.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO

PORTFOLIO MANAGEMENT

Value Strategies Team,
Banc of America Capital Management, LLC


NATIONS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                 NATIONS VALUE PORTFOLIO           S&P 500              RUSSELL 1000 VALUE
                                3/26/98            $ 10,000                   $ 10,000                  $ 10,000
                                6/30/98            $  9,940                   $ 10,343                  $ 10,045
                               12/31/98            $ 10,448                   $ 11,300                  $ 10,356
                                6/30/99            $ 11,211                   $ 12,698                  $ 11,689
                               12/31/99            $ 10,710                   $ 13,677                  $ 11,117
                                6/30/00            $ 10,366                   $ 13,618                  $ 10,647
                               12/31/00            $ 11,510                   $ 12,432                  $ 11,897
                                6/30/01            $ 10,929                   $ 11,600                  $ 11,746
                               12/31/01            $ 10,681                   $ 10,955                  $ 11,231
                                6/30/02            $  9,992                   $  9,514                  $ 10,694


RETURNS as of 6/30/02

                                                              SINCE
                               1 YEAR          3 YEAR       INCEPTION*
                               ------          ------       ----------
     NATIONS VALUE              -8.57%         -3.76%         -0.02%
     RUSSELL 1000 VALUE         -8.95%         -2.92%          1.59%
     S&P 500                   -17.98%         -9.17%         -1.20%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective August 1, 2001 portfolio management changed the Index to the Russell 1000 Value Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Value Portfolio posted a -6.45% total return, which compares to its benchmark's total return of -4.78% for the Russell 1000 Value Index(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's performance benefited from underweightings in the telecommunications sector. Many companies in this sector suffered from excess capacity and equipment and, consequently, scaled back capital spending plans dramatically. In addition, the troubled telecommunications company WorldCom, Inc.'s alleged accounting scandal shook investor confidence not only within the telecommunications industry but beyond. The potential ripple effect of successive accounting scandals could further lower shareholder confidence, as investors question potentially weak corporate governance in all industries.

Some of the higher-quality, more cyclical companies have performed fairly well during the period. Overweightings in the capital goods sector helped the Portfolio's holdings. Honeywell International Inc., Raytheon Company and Lockheed Martin Corporation have exposure to the defense sector, which we think will perform well in the foreseeable future.

Poor stock selection in the retail sector was the largest detractor to the Portfolio's returns for the period. Despite the fact that the "teen spending" trend seems to be immune to economic cycles more than other age groups, our investments in Abercombie & Fitch, American Eagle Outfitters, Inc. and Gap, Inc. did not perform well. Exposure to some of the insurance companies that were hurt by the tragic events of September 11, 2001 hindered performance as well. Additionally, our weightings in bank stocks such as Citigroup Inc., J.P. Morgan Chase & Company and FleetBoston Financial Corporation, also suffered from the fallout of last fall. Many of these holdings have the additional burden of Latin American debt that may hinder them this year.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

History has taught us that often times from adversity comes new resolve. Public response to the greed and deception of a few misguided corporate executives could help raise the moral, business and accounting standards of corporate America. These new standards include more aggressive pursuit and prosecution of corporate fiduciary offenders. In addition, the Securities and Exchange Commission has ordered the chief executive officers of the

(1) The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The outlook for this Portfolio may differ from that of other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO

1,000 largest U.S. companies to personally attest to the accuracy of their financials statements. Standard & Poor's has also proposed a new core earnings calculation, and the Senate Banking Committee has passed an accounting reform bill to firm up the "checks and balances" of auditing practices. Finally, the New York Stock Exchange has proposed several corporate governance rules, including one that requires the majority of corporate board members to be independent directors and another that makes executive compensation subject to shareholder vote.

While we believe these changes will eventually boost investor trust, this year's events have conditioned investors to expect additional shocks that may take stock prices even lower. While difficult to do in times of turmoil, taking a step back to compare today's atmosphere with last September's environment when the market was last at these levels may be more productive than simply fearing the worst. From an economic perspective, we believe things seem considerably brighter now. In our opinion, interest rates are stimulatively low and could remain at those levels, given the seemingly weak threat of inflation.

Statistics point to steady, modest improvements within the economy. While the Portfolio's risk discipline requires investments in the telecommunications sector, we continue to focus on sound companies that we feel will benefit the Portfolio during the expected economic upturn. We believe the Portfolio's risk discipline will help direct positive stock selection.

Our focus on attempting to manage overall risk, while specifically limiting nonstock-specific factors in the Portfolio, we believe, bode well for the Portfolio. In what may be a challenging environment for the remainder of 2002, we will focus on identifying what we believe are good individual companies that are value opportunities in the market.

NATIONS ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT

Fixed Income Management Team and Growth
Strategies Team
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

                                                      NATIONS ASSET                  S&P500            LEHMAN AGGREGATE BOND INDEX
                                                   ALLOCATION PORTFOLIO
                                3/26/98                   $ 10,000                   $ 10,000                   $ 10,000
                                6/30/98                   $  9,790                   $ 10,343                   $ 10,234
                               12/31/98                   $  9,777                   $ 11,300                   $ 10,703
                                6/30/99                   $ 10,222                   $ 12,698                   $ 10,556
                               12/31/99                   $  9,918                   $ 13,677                   $ 10,615
                                6/30/00                   $  9,836                   $ 13,618                   $ 11,038
                               12/31/00                   $ 10,725                   $ 12,432                   $ 11,849
                                6/30/01                   $ 10,556                   $ 11,600                   $ 12,278
                               12/31/01                   $ 10,219                   $ 10,955                   $ 12,850
                                6/30/02                   $  9,323                   $  9,514                   $ 13,337



RETURNS AS OF 06/30/02                             1 YEAR                     3 YEAR                 SINCE INCEPTION
Nations Asset Allocation Portfolio                         -11.68%                     -3.02%                     -1.63%
S&P 500                                                    -17.98%                     -9.17%                     -1.20%
Lehman Aggregate Bond Index                                  8.63%                      8.11%                      7.01%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

Effective January 1, 2002, Banc of America Capital Management, LLC began managing the equity portion of the Portfolio, replacing Chicago Equity Partners, LLC as the prior investment adviser. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

EFFECTIVE JANUARY 1, 2002, BANC OF AMERICA CAPITAL MANAGEMENT, LLC BECAME THE INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE NATIONS ASSET ALLOCATION PORTFOLIO, REPLACING CHICAGO EQUITY PARTNERS, LLC. WHILE THE PORTFOLIO'S INVESTMENT OBJECTIVE REMAINS THE SAME, THE INVESTMENT STYLE AND PHILOSOPHY FOR THE EQUITY PORTION OF THE PORTFOLIO HAVE CHANGED.

HOW DID THE PORTFOLIO PERFORM?

Given the dramatic decline in stock prices, Nations Asset Allocation Portfolio endured a decline in the first half of the year. For the six-month period ended June 30, 2002, Nations Asset Allocation Portfolio returned -8.77% versus a - 13.15% return for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1) and a positive 3.79% return of the Lehman Aggregate Bond Index(2).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Many investors were unable to experience the ongoing economic progress in the second quarter of 2002, as the dark clouds of terrorism grew into a storm of gloom when compounded by corporate traumas. Egregious corporate mismanagement and fraud, and the ensuing collapse in market value of some of America's largest corporations have, in many instances, sabotaged investor trust.

The result has been a dramatic disconnect between the progress in the economic recovery and the direction of stock prices. In the 13 past recessions dating back to the 1920's, the S&P 500 Index has consistently recorded a positive performance six months into the recovery, with an average return greater than 15%. In stark contrast, during a period of economic recovery in the first six months of 2002, the value of the S&P 500 Index dropped nearly 14%. The weak second quarter accounted for virtually the entire decline.

The equity portion of the Portfolio's performance was pulled down along with the market despite a focus on high-quality, large-capitalization companies. The moderate growth bias to the equity portion of the Portfolio also hindered performance, as the growth oriented sectors -- healthcare, technology and telecommunications -- were the worst performing S&P 500 Index sectors for the first six months of the year. Relative performance was also held back as the stock portion of the Portfolio lacked significant exposure to two of the best-performing sectors, basic materials and energy stocks. Portfolio holdings in AOL Time Warner, Inc. and General Electric Company contributed negatively to performance, while holdings in SLM Corporation, General Dynamics Corporation and Procter & Gamble Company helped the Portfolio's performance.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION PORTFOLIO

Buffering some of the Portfolio's decline in recent months was the allocation to bonds. The bond market, particularly U.S. Treasury securities, continued to provide stability during the year as stock prices fell. The benchmark 10-year Treasury appreciated in value causing the yield to fall below 5.0% by the end of June.

The bond portion of the Portfolio is dominated by the highest-quality securities, however it has moderate exposure to the corporate bond market, including high yield bonds. Corporate bonds underperformed the market in sympathy with weak stocks. The high yield segment of the bond market endured the most challenge, with much of the downside led by telecommunication securities in the wake of WorldCom, Inc.'s accounting turmoil.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(4)

We believe that the third and fourth quarters of 2002 should mark the return of solid earnings growth compared to the depressed environment which began back in the second half of 2001. We think that if the consensus earnings projections for stocks are realized as we progress toward year-end, then the opportunity for a second-half rally increases. Investor confidence will also be key in helping to provide more stable stock returns. The legislators and regulators response to the corporate accounting practices and governance issues, as well as corporate executive actions, may help increase investor confidence. An increase in merger or buyout activity could signal perceived value by corporations as well as an increase in stock buyback authorization announcements.

For the bond market, any further weakness in stocks will likely maintain the focus on the highest quality segment of the bond market, particularly U.S. Treasuries. Given subdued inflation pressures and the gradual nature of the economic recovery, the Federal Reserve Board (the Fed), we believe, may show patience in any upward adjustment to interest rates. If, however, stocks gain momentum as the year end approaches, the Fed may apply some upward pressure on short-term rates. If so, stocks could be expected to resume the long-term tendency of outperforming fixed-income investments.

(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD BOND PORTFOLIO

PORTFOLIO MANAGEMENT

High Yield Portfolio Management Team,
MacKay Shields LLC



PERFORMANCE OVERVIEW

GROWTH OF $10,000 INVESTMENT

PLOT POINTS                                                      PORTFOLIO             CSFB GLOBAL HIGH YIELD
                                           7/7/00                   $ 10,000                   $ 10,000
                                          9/30/00                   $  9,970                   $ 10,068
                                         12/31/00                   $  9,466                   $  9,559
                                          3/31/01                   $ 10,058                   $ 10,031
                                          6/30/01                   $  9,963                   $  9,969
                                          9/30/01                   $  9,572                   $  9,573
                                         12/31/01                   $ 10,254                   $ 10,115
                                          6/30/02                   $ 10,219                   $ 10,130


RETURNS AS OF 06/30/02                                       1 YEAR                SINCE INCEPTION
Nations High Yield Bond Portfolio                                      2.58%                      1.10%
CSFB Global High Yield                                                 1.61%                      0.64%

*    Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations High Yield Bond Portfolio returned -0.34% versus 0.15% for the Credit Suisse First Boston (CSFB) Global High Yield Index (the Index)(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The high yield market started off strongly during the first part of the reporting period. As the second quarter progressed, however, several shocks caused the high yield market to "sell off" sharply during May and June. Bonds of WorldCom, Inc., Adelphia Communications Corporation and Xerox Corporation, all large high yield issues, traded significantly lower following accounting scandals. Fears of future accounting debacles have been a contagion across several high yield industries, including telecommunications, cable, media, technology and utility credits, and have impacted the equity markets even more severely. Fears of continued high defaults, accounting irregularities, declining equity prices, terrorism and the weakness of the U.S. dollar caused a "flight to quality," with the Index declining more than 2% during the second quarter of 2002, while Treasuries returned 6%.

During the period, the high yield market continued to be represented by "fallen angels," of former investment-grade companies that have been downgraded to "junk" status. We have been active participants in this part of the market. The events surrounding WorldCom, Inc. put pressure on the entire telecommunications sector. While we have never been involved in WorldCom bonds, we are involved in Qwest Corporation and Sprint Capital Corporation, both of which traded lower during the quarter. Other communications holdings that negatively impacted the Portfolio include AT&T Wireless Services Inc., Alamosa Delaware Inc. and US Unwired Inc. We have increased our weighting in this sector because we believe this sector is likely to climb as more "fallen angels" are added to the mix. While we have been early in many of our "fallen angel" investments, we continue to feel that many of them offer better risk/reward than the typical high yield bond currently trading above par.

Metals and mining was one of the top-performing sectors for the Portfolio during the period, and our holding in Algoma Steel Inc. performed well. The security was buoyed by higher steel prices and, as a Canadian Steel company, it stands to benefit from the current U.S. trade policies. Other Portfolio holdings in this sector that added to performance included Newmont Mining Corporation, Neenah Corporation, United States Steel LLC and UCAR Finance Inc.

THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT AND SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1) The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD BOND PORTFOLIO

The cable industry was one of the worst sectors in the high yield market, with Adelphia Communications Corporation as the most disappointing investment in the Portfolio. The repeatedly negative news about the cable company, alleged accounting fraud and self-dealing, pushed its bond price lower. We continue, however, to be constructive on this credit, particularly of its operating subsidiary, Frontiervision Operating Partners LP. We found the value of the subsidiary company outweighs the obligations and negative news that it has endured. The marketplace has treated the subsidiary in the same manner as the holding company. Other cable holdings in the Portfolio facing pressure included Charter Communications, Inc. and Rogers Cable Inc.

The Portfolio's top-performing holdings for the period were filled with healthcare companies although the sector performed in the middle of the pack for the overall high yield market. Alaris Medical Systems, Inc., HCA - The Healthcare Company and Team Health Inc. contributed gains to the Portfolio. The gaming and leisure sector produced top performers as well, such as Hollywood Casino Corporation, Venetian Casino Resort LLC, Jacobs Entertainment and Hilton Hotels Corporation.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2002?(3)

Economic indicators continue to be generally upbeat. While the economy shows signs of recovery, however, investors' moods seem bitter. The Federal Reserve Board's interest-rate cuts have had a positive effect on the economy, but U.S. consumers must still cope with higher unemployment, increased personal debt and negative wealth affects from two years of falling stock prices. It is difficult to have conviction that the economic recovery will be strong and broad based without assurances that consumers will be able to increase demand.

With the improving economy, stabilizing default rates and wide spreads, the high yield asset class looks to us to be favorable. Historically, a slow recovery has favored high yield investors, as they are in a sense "paid to wait" by receiving income from their investments while at the same time waiting for the economy to resuscitate. Default rates are peaking at 10% absent a "double-dip" recession. Moody's Investors Service's default rate has not increased in the last four months. We feel an economic recovery should lower default rates and improve the outlook for this asset class. We believe that with the recent "sell off," high yield valuations have become more attractive.

We must not lose sight, however, of the possible continuation of unprecedented havoc in the investment-grade bond market, which could present a potential dampening force on the high yield market. We must also be mindful of a growing forward calendar of new high yield issuance, which presents another reason for caution in the near-term. Recent negative performance for the high yield market may have increased the value of the asset class. Barring a protracted global recession, we remain optimistic on the asset class.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

 HARTFORD SMALL COMPANY HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 94.5%
            BUSINESS SERVICES -- 4.4%
    *331    AMN Healthcare Services, Inc. ....................  $ 11,581
   *+481    FreeMarkets, Inc. ................................     6,796
    *220    Iron Mountain, Inc. ..............................     6,773
    *433    RMH Teleservices, Inc. ...........................     2,976
    *281    Ticketmaster Online-CitySearch, Inc. .............     5,261
                                                                --------

                                                                  33,387
                                                                --------

            CHEMICALS -- 2.6%
     764    Crompton Corp. ...................................     9,743
     855    PolyOne Corp. ....................................     9,621
                                                                --------

                                                                  19,364
                                                                --------

            COMMUNICATIONS -- 0.8%
    *315    Titan Corp. (The).................................     5,765
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 2.1%
   1,869    Game Group PLC....................................     3,504
    *154    Logitech International S.A. ......................     7,174
    *650    Scientific Games Corp., Class A...................     5,159
                                                                --------

                                                                  15,837
                                                                --------

            CONSTRUCTION -- 2.8%
     225    Elcor Corp. ......................................     6,162
     426    Granite Construction, Inc. .......................    10,787
      35    M/I Schottenstein Homes, Inc. ....................     1,300
     *28    MTC Technologies, Inc. ...........................       524
     *84    WCI Communities, Inc. ............................     2,420
                                                                --------

                                                                  21,193
                                                                --------

            CONSUMER DURABLES -- 1.5%
     251    Hughes Supply, Inc. ..............................    11,254
                                                                --------

            CONSUMER NON-DURABLES -- 2.7%
   1,351    Swedish Match AB..................................    11,175
    *304    United Stationers, Inc. ..........................     9,255
                                                                --------

                                                                  20,430
                                                                --------

            CONSUMER SERVICES -- 0.9%
     204    G & K Services, Inc. .............................     7,002
                                                                --------

            DRUGS -- 6.0%
    *363    Abgenix, Inc. ....................................     3,558
    *467    ArQule, Inc. .....................................     3,154
    *467    Array BioPharma, Inc. ............................     4,502
    *290    NPS Pharmaceuticals, Inc. ........................     4,448
    *572    OraSure Technologies, Inc. .......................     3,715
    *423    SangStat Medical Corp. ...........................     9,709
    *702    Serologicals Corp. ...............................    12,846
    *187    Vertex Pharmaceuticals, Inc. .....................     3,036
                                                                --------

                                                                  44,968
                                                                --------

            ELECTRICAL EQUIPMENT -- 1.1%
    *347    Rudolf Technologies, Inc. ........................     8,643
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 7.3%
    *734    ASE Test Ltd. ....................................  $  7,121
    *311    ATMI, Inc. .......................................     6,962
    *345    Fairchild Semiconductor International Corp.,
              Class A.........................................     8,373
     333    Harman International Industries, Inc. ............    16,381
    *741    Pericom Semiconductor Corp. ......................     8,586
 *+2,146    Siliconware Precision Industries Co., ADR.........     7,404
                                                                --------
                                                                  54,827
                                                                --------

            ENERGY & SERVICES -- 5.5%
  *1,148    Chesapeake Energy Corp. ..........................     8,268
     211    Helmerich & Payne, Inc. ..........................     7,523
     358    Patina Oil & Gas Corp. ...........................     9,807
    *365    Wilbros Group, Inc. ..............................     6,203
     451    XTO Energy, Inc. .................................     9,287
                                                                --------
                                                                  41,088
                                                                --------

            FINANCIAL SERVICES -- 1.0%
     224    Federated Investors, Inc., Class B................     7,739
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 3.0%
     *18    American Italian Pasta Co. .......................       938
     585    Bunge Ltd. .......................................    12,342
    *282    Constellation Brands, Inc. .......................     9,036
                                                                --------
                                                                  22,316
                                                                --------

            HEALTH SERVICES -- 6.2%
    *207    AmSurg Corp. .....................................     5,430
    *234    Coventry Health Care, Inc. .......................     6,645
    *250    Cross Country, Inc. ..............................     9,449
    *288    Edwards Lifesciences Corp. .......................     6,686
    *595    Option Care, Inc. ................................     8,170
    *245    Triad Hospitals, Inc. ............................    10,364
                                                                --------
                                                                  46,744
                                                                --------

            HOTELS & GAMING -- 3.1%
     278    Fairmont Hotels & Resorts, Inc. ..................     7,163
   *+355    Multimedia Games, Inc. ...........................     7,740
   *+491    Station Casinos, Inc. ............................     8,760
                                                                --------
                                                                  23,663
                                                                --------

            INSURANCE -- 3.7%
    *456    Amerigroup Corp. .................................    12,436
    *319    Arch Capital Group Ltd. ..........................     8,980
  *1,301    HealthExtras, Inc. ...............................     6,596
                                                                --------
                                                                  28,012
                                                                --------

            MACHINERY -- 1.7%
    *287    Flowserve Corp. ..................................     8,559
    *163    Wet Seal, Inc. (The)..............................     3,953
                                                                --------
                                                                  12,512
                                                                --------

            MEDIA & ENTERTAINMENT -- 3.5%
    *552    AMC Entertainment, Inc. ..........................     7,845
    *474    Hollywood Entertainment Corp. ....................     9,799
    *785    Moore Corp., Ltd. ................................     9,007
                                                                --------
                                                                  26,651
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 7.0%
    *415    Armor Holdings, Inc. .............................  $ 10,575
     168    Beckman Coulter, Inc. ............................     8,390
     156    Cooper Cos., Inc. ................................     7,338
     267    DENTSPLY International, Inc. .....................     9,843
    *555    Hologic, Inc. ....................................     8,026
    *451    Steris Corp. .....................................     8,611
                                                                --------

                                                                  52,783
                                                                --------

            RESEARCH & TESTING FACILITIES -- 0.5%
   *+202    CV Therapeutics, Inc. ............................     3,767
                                                                --------

            RETAIL -- 12.4%
    *246    AC Moore Arts & Crafts, Inc. .....................    11,662
    *329    AFC Enterprises, Inc. ............................    10,283
    *435    Aeropostale, Inc. ................................    11,909
   *+425    Buca, Inc. .......................................     8,098
    *435    Chicago Pizza & Brewery, Inc. ....................     4,337
    *513    Goody's Family Clothing, Inc. ....................     5,909
    *253    Linens 'n Things, Inc. ...........................     8,299
    *292    O'Reilly Automotive, Inc. ........................     8,045
  *1,845    OfficeMax, Inc. ..................................    10,869
    *207    The Yankee Candle Co., Inc. ......................     5,610
    *453    ValueVision Media, Inc. ..........................     8,220
                                                                --------

                                                                  93,241
                                                                --------

            SOFTWARE & SERVICES -- 6.3%
  *2,057    Acclaim Entertainment, Inc. ......................     7,261
     *53    Acclaim Entertainment, Inc. ......................       188
  *1,791    Actuate Corp. ....................................     8,058
    *899    Borland Software Corp. ...........................     9,259
    *286    Gartner Group, Inc., Class B......................     2,687
    *526    Hyperion Solutions Corp. .........................     9,592
    *306    Perot Systems Corp. ..............................     3,337
    *376    PracticeWorks, Inc. ..............................     6,945
                                                                --------

                                                                  47,327
                                                                --------

            TRANSPORTATION -- 8.4%
    *421    Atlantic Coast Airlines Holdings, Inc. ...........     9,141
    *462    Brunswick Corp. ..................................    12,945
     357    CNF Transportation, Inc. .........................    13,566
      *5    JetBlue Airways Corp. ............................       223
    *201    Navistar International Corp. .....................     6,440
     371    SkyWest, Inc. ....................................     8,666
    *374    Yellow Corp. .....................................    12,101
                                                                --------

                                                                  63,082
                                                                --------

            Total common stocks...............................  $711,595
                                                                ========

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 5.6%
            REPURCHASE AGREEMENT -- 5.6%
 $41,869    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $ 41,869
                                                                --------

            Total short-term securities.......................  $ 41,869
                                                                ========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $733,550)...............     94.5%  $711,595
Total short-term securities (cost $41,869)........      5.6     41,869
                                                     ------   --------

Total investment in securities (total cost
  $775,419).......................................    100.1    753,464
Cash, receivables and other assets................      2.7     20,549
Securities lending collateral
  (See Note 2(i)).................................      4.2     31,913
Payable for securities purchased..................     (2.6)   (19,338)
Payable for Fund shares redeemed..................     (0.2)    (1,426)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................     (4.2)   (31,913)
Other liabilities.................................     (0.0)       (88)
                                                     ------   --------

Net assets........................................    100.0%  $753,161
                                                     ======   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 1,500,000
  shares authorized; 641,561 shares outstanding.............  $   64,156
Capital surplus.............................................     975,111
Accumulated undistributed net investment loss...............      (1,152)
Accumulated undistributed net realized loss
  on investments............................................    (263,011)
Unrealized depreciation of investments......................     (21,955)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................          (1)
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          13
                                                              ----------
Net assets..................................................  $  753,161
                                                              ==========


Class IA
  Net asset value per share ($684,137 / 582,462 shares
  outstanding) (1,125,000 shares authorized)................  $1.17
                                                              =====
Class IB
  Net asset value per share ($69,024 / 59,099 shares
  outstanding) (375,000 shares authorized)..................  $1.17
                                                              =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Swiss Franc (Sell)               $521               $520           7/1/2002              $(1)
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 97.9%
            BANKS -- 6.4%
     900    Bank of America Corp. ............................  $   63,324
  +1,500    Capital One Financial Corp. ......................      91,575
   3,150    Citigroup, Inc. ..................................     122,063
  *2,600    Credit Suisse Group...............................      82,552
   1,000    Golden West Financial Corp. ......................      68,780
  +1,856    Washington Mutual, Inc. ..........................      68,887
                                                                ----------

                                                                   497,181
                                                                ----------

            BUSINESS SERVICES -- 2.8%
  +2,500    Manpower, Inc. ...................................      91,875
  +2,372    Omnicom Group, Inc. ..............................     108,615
    *727    United Rentals (North America), Inc. .............      15,838
                                                                ----------

                                                                   216,328
                                                                ----------

            CHEMICALS -- 3.3%
   2,250    Air Products & Chemicals, Inc. ...................     113,558
  12,820    Imperial Chemical Industries PLC..................      62,434
  +1,955    Imperial Chemical Industries PLC, ADR.............      37,632
   1,000    Rohm & Haas Co. ..................................      40,490
                                                                ----------

                                                                   254,114
                                                                ----------

            COMMUNICATIONS -- 3.0%
  10,148    AT&T Corp. .......................................     108,581
  14,000    Cable & Wireless PLC..............................      35,639
     659    Harris Corp. .....................................      23,893
 *+2,210    QUALCOMM, Inc. ...................................      60,764
                                                                ----------

                                                                   228,877
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 6.9%
  +1,800    3M Co.............................................     221,400
  *2,378    Apple Computer, Inc. .............................      42,145
  *9,717    Cisco Systems, Inc. ..............................     135,554
  *2,309    Dell Computer Corp. ..............................      60,352
 *+9,814    Solectron Corp. ..................................      60,355
   1,500    Symbol Technologies, Inc. ........................      12,750
                                                                ----------

                                                                   532,556
                                                                ----------

            CONSTRUCTION -- 1.3%
   6,500    Halliburton Co. ..................................     103,610
                                                                ----------

            CONSUMER NON-DURABLES -- 3.6%
   *+978    Dean Foods Co. ...................................      36,494
  +5,085    McKesson Corp. ...................................     166,283
   5,718    Tyco International Ltd. ..........................      77,254
                                                                ----------

                                                                   280,031
                                                                ----------

            DRUGS -- 8.6%
  +2,219    Abbott Laboratories...............................      83,542
 *+1,994    Elan Corp. PLC....................................      10,905
   1,200    Eli Lilly & Co. ..................................      67,680
 *+1,618    Genentech, Inc. ..................................      54,190
   4,500    Pharmacia Corp. ..................................     168,525
   4,600    Schering-Plough Corp. ............................     113,160
  +1,630    Teva Pharmaceutical Industries Ltd., ADR..........     108,842
 *+2,447    Watson Pharmaceuticals, Inc. .....................      61,831
                                                                ----------

                                                                   668,675
                                                                ----------

            ELECTRICAL EQUIPMENT -- 0.8%
    *664    Ionics, Inc. .....................................      16,100
  *3,000    Thermo Electron Corp. ............................      49,500
                                                                ----------

                                                                    65,600
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- 6.3%
 *+2,045    ASM Lithography Holding N.V. .....................  $   30,917
*+11,500    Agere Systems, Inc. ..............................      16,100
   2,000    General Electric Co. .............................      58,100
    *650    Samsung Electronics Co., Ltd. ....................     177,770
  *4,000    Sanmina-SCI Corp. ................................      25,240
  +1,700    Sony Corp. .......................................      89,783
 *44,000    Taiwan Semiconductor Manufacturing
              Co., Ltd. ......................................      89,557
                                                                ----------
                                                                   487,467
                                                                ----------

            ENERGY & SERVICES -- 8.4%
    +600    Amerada Hess Corp. ...............................      49,500
  +2,901    Canadian Natural Resources Ltd. ..................      98,281
   5,191    Petroleo Brasileiro S.A. .........................      90,318
    +629    Petroleo Brasileiro S.A., ADR.....................      11,863
  +8,900    Sasol Ltd., ADR...................................      92,569
   2,991    Valero Energy Corp. ..............................     111,938
   3,076    XTO Energy, Inc. .................................      63,355
    +950    YUKOS, ADR........................................     131,297
                                                                ----------
                                                                   649,121
                                                                ----------

            FINANCIAL SERVICES -- 2.3%
 *+3,800    Converium Holding AG, ADR.........................      97,850
   2,000    Merrill Lynch & Co., Inc. ........................      81,000
                                                                ----------
                                                                   178,850
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 3.1%
   2,788    Archer-Daniels-Midland Co. .......................      35,657
   3,200    Bunge Ltd. .......................................      67,520
   3,133    Philip Morris Cos., Inc. .........................     136,828
                                                                ----------
                                                                   240,005
                                                                ----------

            FOREST & PAPER PRODUCTS -- 1.4%
 *+6,992    Smurfit-Stone Container Corp. ....................     107,817
                                                                ----------

            HEALTH SERVICES -- 0.7%
  *1,900    First Health Group Corp. .........................      53,276
                                                                ----------

            INSURANCE -- 5.7%
   6,850    Ace Ltd. .........................................     216,460
    +642    Ambac Financial Group, Inc. ......................      43,156
  +1,201    American International Group, Inc. ...............      81,931
  +1,800    MBIA, Inc. .......................................     101,754
                                                                ----------
                                                                   443,301
                                                                ----------

            MACHINERY -- 2.2%
   2,600    Deere & Co. ......................................     124,540
 *+2,000    Terex Corp. ......................................      44,980
                                                                ----------
                                                                   169,520
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.7%
    *993    Clear Channel Communications, Inc. ...............  $   31,780
  *3,800    Comcast Corp., Class A............................      90,592
  *6,202    Liberty Media Corp., Class A......................      62,021
 *+1,000    USA Networks, Inc. ...............................      23,450
                                                                ----------

                                                                   207,843
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 4.1%
  +5,000    Becton, Dickinson & Co. ..........................     172,250
 *+4,926    Boston Scientific Corp. ..........................     144,416
                                                                ----------

                                                                   316,666
                                                                ----------

            METALS, MINERALS & MINING -- 4.5%
  +3,400    Alcoa, Inc. ......................................     112,710
   2,250    Engelhard Corp. ..................................      63,720
  +1,096    JSC Mining and Smelting Co. ADR...................      22,888
      51    Lukoil ADR........................................       3,296
  +3,200    Newmont Mining Corp. .............................      84,256
   1,894    Precision Castparts Corp. ........................      62,515
                                                                ----------

                                                                   349,385
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 0.7%
   *+549    Applera Corp. -- Celera Genomics Group............       6,583
   *+700    CV Therapeutics, Inc. ............................      13,034
 *+1,400    Regeneron Pharmeceuticals, Inc. ..................      20,314
  *1,710    Ribapharm, Inc. ..................................      15,544
                                                                ----------

                                                                    55,475
                                                                ----------

            RETAIL -- 5.0%
 *+1,800    Cheesecake Factory, Inc. (The)....................      63,864
   4,300    Dollar General Corp. .............................      81,829
 *+1,854    Neiman Marcus Group, Inc. ........................      64,327
     961    Sears, Roebuck and Co. ...........................      52,161
 *+3,470    Staples, Inc. ....................................      68,359
   1,465    Target Corp. .....................................      55,809
                                                                ----------

                                                                   386,349
                                                                ----------

            SOFTWARE & SERVICES -- 2.5%
  *6,178    AOL Time Warner, Inc. ............................      90,871
 *+2,365    BEA Systems, Inc. ................................      22,488
  *2,556    VERITAS Software Corp. ...........................      50,575
 *+2,500    VeriSign, Inc. ...................................      17,975
  *8,400    i2 Technologies, Inc..............................      12,432
                                                                ----------

                                                                   194,341
                                                                ----------

            TRANSPORTATION -- 9.0%
 *+3,700    AMR Corp. ........................................      62,382
   3,747    Delphi Automotive Systems Corp. ..................      49,462
  +4,100    Northrop Grumman Corp. ...........................     512,500
   2,200    Toyota Motor Corp. ...............................      58,370
     675    Werner Enterprises, Inc. .........................      14,384
                                                                ----------

                                                                   697,098
                                                                ----------

            UTILITIES -- 2.6%
  +4,500    CMS Energy Corp. .................................      49,410
 *+6,030    Calpine Corp. ....................................      42,392
 *+4,065    Waste Management, Inc. ...........................     105,883
                                                                   197,685
                                                                ----------

            Total common stocks...............................  $7,581,171
                                                                ==========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.8%
            REPURCHASE AGREEMENT -- 0.8%
$ 60,783    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $   60,783
                                                                ----------

            Total short-term securities.......................  $   60,783
                                                                ==========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost                  97.9%
  $8,274,731)..........................           $7,581,171
Total short-term securities (cost           0.8
  $60,783).............................               60,783
                                         ------   ----------

Total investment in securities (total
  cost $8,335,514).....................    98.7    7,641,954
Cash, receivables and other assets.....     2.4      185,080
Securities lending collateral (See Note     6.7
  2(i))................................              517,411
Payable for securities purchased.......    (1.1)     (82,095)
Payable for Fund shares redeemed.......    (0.0)      (2,780)
Securities lending collateral payable
  to brokers (See Note 2(i))...........    (6.7)    (517,411)
Other liabilities......................    (0.0)        (557)
                                         ------   ----------

Net assets.............................   100.0%  $7,741,602
                                         ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized;
  2,294,107 shares outstanding...............   $   229,411
Capital surplus..............................     9,189,118
Accumulated undistributed net investment
  income.....................................        31,877
Accumulated undistributed net realized loss
  on investments.............................    (1,013,804)
Unrealized depreciation of investments.......      (693,560)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))@@@......        (1,729)
Unrealized appreciation of other assets and
  liabilities in foreign currencies..........           289
                                                -----------
Net assets...................................   $ 7,741,602
                                                ===========


Class IA
  Net asset value per share ($7,282,172 /
    2,157,617 shares outstanding) (3,250,000
    shares authorized)............................   $3.38
                                                     =====
Class IB
  Net asset value per share ($459,430 / 136,490
    shares outstanding) (750,000 shares
    authorized)...................................   $3.37
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Japanese Yen (Buy)             $28,035            $26,391          12/27/2002            $ 1,644
Japanese Yen (Buy)              28,035             26,385          12/27/2002              1,650
Japanese Yen (Sell)             14,789             14,871            7/1/2002                 82
Japanese Yen (Sell)             56,071             50,966          12/27/2002             (5,105)
                                                                                         -------
                                                                                         $(1,729)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- 91.1%
            AUSTRALIA -- 2.2%
     801    BHP Billiton Ltd. (Metals, Minerals
              & Mining).................................................  $  4,631
   2,660    News Corp., Ltd. (The) (Media
              & Entertainment)..........................................    14,452
                                                                          --------

                                                                            19,083
                                                                          --------

            BELGIUM -- 1.0%
    *412    Fortis (Financial Services).................................     8,772
                                                                          --------

            BRAZIL -- 0.3%
     134    Unibanco GDR (Financial Services)...........................     2,218
                                                                          --------

            CANADA -- 2.2%
     520    Abitibi-Consolidated, Inc. (Forest &
              Paper Products)...........................................     4,796
     535    Bombardier, Inc. (Transportation)...........................     4,430
     196    Canadian National Railway Co.
              (Transportation)..........................................    10,127
                                                                          --------

                                                                            19,353
                                                                          --------

            FINLAND -- 2.3%
     965    Nokia Oyj (Communications)..................................    14,131
    +162    UPM-Kymmene Oyj (Forest &
              Paper Products)...........................................     6,392
                                                                          --------

                                                                            20,523
                                                                          --------

            FRANCE -- 14.6%
    +487    AXA (Financial Services)....................................     8,908
    +223    Aventis S.A. (Drugs)........................................    15,770
   *+401    BNP Paribas S.A. (Banks)....................................    22,200
    +258    CNP Assurances (Financial Services).........................    10,573
     +99    Carrefour S.A. (Retail).....................................     5,366
     +48    L'Oreal (Consumer Non-Durables).............................     3,747
  *1,308    Orange S.A. (Communications)................................     6,020
    +172    Peugeot Citroen S.A. (Transportation).......................     8,922
   *+175    Publicis Groupe (Business Services).........................     4,828
     +59    Schneider Electric S.A.
              (Electrical Equipment)....................................     3,194
    +339    Societe Television Francaise 1 (Media
              & Entertainment)..........................................     9,087
    +151    TotalFinaElf S.A., B Shares (Energy
              & Services)...............................................    24,438
     @37    Vivendi Environnement (Transportation)......................     1,152
     121    Vivendi Environnement (Transportation)......................     3,718
                                                                          --------

                                                                           127,923
                                                                          --------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
            GERMANY -- 6.2%
    +105    Adidas AG (Apparel & Textile)...............................  $  8,573
     103    BASF AG (Chemicals).........................................     4,762
    +338    Bayerische Vereinsbank AG (Banks)...........................    10,975
    +190    DaimlerChrysler AG (Transportation).........................     9,180
      87    Infineon Technologies AG (Computers &
              Office Equipment).........................................     1,352
    +255    Metro AG (Retail)...........................................     7,819
     +59    Sap AG (Software & Services)................................     5,847
    +212    ThyssenKrupp AG (Metals, Minerals. & Mining)                     3,251
      38    Wella AG (Consumer Durables)................................     2,305
                                                                          --------
                                                                            54,064
                                                                          --------

            HONG KONG -- 2.2%
     645    Hang Seng Bank Ltd. (Banks).................................     6,904
  *3,226    Johnson Electric Holdings Ltd.
              (Machinery)...............................................     3,826
     533    Sun Hung Kai Properties (Real Estate).......................     4,049
     948    Swire Pacific Ltd. (Consumer Services)......................     4,850
                                                                          --------
                                                                            19,629
                                                                          --------

            IRELAND -- 2.2%
     711    Allied Irish Banks PLC (Banks)..............................     9,427
  *1,542    Ryanair Holdings PLC (Transportation).......................     9,424
                                                                          --------
                                                                            18,851
                                                                          --------

            ITALY -- 4.0%
  +1,299    Autostrade S.p.A. (Transportation)..........................    10,763
  +2,954    Banca Monte Dei Paschi di Siena S.p.A.
              (Banks)...................................................     9,599
    +395    ENI S.p.A. (Energy & Services)..............................     6,282
  +1,116    Mediaset S.p.A. (Media & Entertainment).....................     8,641
                                                                          --------
                                                                            35,285
                                                                          --------

            JAPAN -- 14.6%
     205    Aeon Co., Ltd. (Retail).....................................     5,473
    +276    Eisai Co., Ltd. (Medical Instruments
              & Supplies)...............................................     7,103
     @46    Fujisawa Pharmaceutical Co., Ltd. (Drugs)...................     1,092
     202    Fujisawa Pharmaceutical Co., Ltd. (Drugs)...................     4,845
     813    Fujitsu Ltd. (Electronics)..................................     5,671
      48    Hoya Corp. (Medical Instruments
              & Supplies)...............................................     3,474
     271    Kao Corp. (Consumer Non-Durables)...........................     6,240
   1,614    Komatsu Ltd. (Machinery)....................................     5,777
      60    Kyocera Corp. (Electronics).................................     4,380
    +710    Matsushita Electric Industrial Co., Ltd.
              (Electronics).............................................     9,685
    +640    Mitsubishi Estate Co., Ltd. (Real Estate)...................     5,233
    +871    Nikko Cordial Corp. (Financial Services)....................     4,398
   2,961    Nippon Steel Corp. (Metals, Minerals
              & Mining).................................................     4,620
     @@0    Nippon Unipac Holding (Forest &
              Paper Products)...........................................       941
    +342    Pioneer Corp. (Electronics).................................     6,121
    +149    Promise Co., Ltd. (Financial Services)......................     7,502
     465    Shionogi & Co., Ltd. (Drugs)................................     5,932
      *6    Sky Perfect (Communications)................................     6,335
     190    Sony Corp. (Electronics)....................................    10,031
   1,197    Sumitomo Bank (Banks).......................................     5,844
      52    Takefuji Corp. (Financial Services).........................     3,635
    *192    Trend Micro, Inc. (Software & Services).....................     5,366

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
     284    Ushio, Inc. (Business Services).............................  $  3,374
    +271    Yamato Transport Co., Ltd.
              (Transportation)..........................................     4,940
                                                                          --------

                                                                           128,012
                                                                          --------

            LUXEMBOURG -- 1.5%
   *+904    Arcelor (Metals, Minerals & Mining).........................    12,836
                                                                          --------

            MALAYSIA -- 0.5%
  *1,590    Resorts World Berhad (Hotels & Gaming)......................     4,435
                                                                          --------

            NETHERLANDS -- 2.8%
     110    Aegon N.V. (Insurance)......................................     2,293
     362    ING Groep N.V. (Insurance)..................................     9,295
    @592    Koninklijke KPN N.V. (Communications).......................     2,773
   2,090    Koninklijke KPN N.V. (Communications).......................     9,783
                                                                          --------

                                                                            24,144
                                                                          --------

            RUSSIA -- 0.9%
   **225    OAO Gazprom ADR (Energy & Services).........................     3,656
     +31    YUKOS, ADR (Energy & Services)..............................     4,257
                                                                          --------

                                                                             7,913
                                                                          --------

            SINGAPORE -- 0.7%
     242    DBS Group Holdings Ltd. (Banks).............................     1,701
    @592    DBS Group Holdings Ltd. (Banks).............................     4,157
                                                                          --------

                                                                             5,858
                                                                          --------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
            SOUTH AFRICA -- 0.2%
      32    Anglogold Ltd. (Metals, Minerals
              & Mining).................................................  $  1,706
                                                                          --------

            SOUTH KOREA -- 1.2%
     *45    Kookmin Bank (Banks)........................................     2,165
     *64    Kookmin Bank ADR (Banks)....................................     3,151
     *18    Samsung Electronics Co., Ltd.
              (Electronics).............................................     4,803
                                                                          --------
                                                                            10,119
                                                                          --------

            SPAIN -- 2.9%
     +71    Banco Popular Espanol S.A. (Banks)..........................     3,155
    +385    Endesa S.A. (Utilities).....................................     5,587
    +582    Iberdrola S.A. (Utilities)..................................     8,478
    *375    Industria de Diseno Textil S.A. (Apparel
              & Textile)................................................     7,912
                                                                          --------
                                                                            25,132
                                                                          --------

            SWEDEN -- 2.6%
     876    Gambro AB, A Shares (Medical
              Instruments & Supplies)...................................     5,765
     355    Sparbanken Sverige AB, A Shares (Banks).....................     4,503
   1,014    Swedish Match AB (Consumer Non-
              Durables).................................................     8,386
    +208    Volvo AB (Transportation)...................................     4,302
                                                                          --------
                                                                            22,956
                                                                          --------

            SWITZERLAND -- 6.3%
    *138    Converium Holding AG, ADR
              (Financial Services)......................................     3,546
    *495    Credit Suisse Group (Banks).................................    15,730
      46    Nestle S.A. (Food, Beverage & Tobacco)......................    10,767
     109    Novartis AG (Drugs).........................................     4,785
      73    Roche Holdings AG (Drugs)...................................     5,534
     433    STMicroelectronics N.V. (Electronics).......................    10,798
      +6    Serono S.A., Class B (Drugs)................................     3,697
                                                                          --------
                                                                            54,857
                                                                          --------

            TAIWAN -- 2.5%
  *4,661    China Steel Corp. (Metals, Minerals
              & Mining).................................................     2,400
  *5,354    Chinatrust Financial Holding Co., Ltd.
              (Banks)...................................................     4,728
   3,029    Formosa Chemicals & Fiber Corp.
              (Chemicals)...............................................     2,756
    *796    Quanta Computer, Inc. (Computers &
              Office Equipment).........................................     2,240
    *284    Taiwan Semiconductor Manufacturing Co.,
              Ltd., ADR (Electronics)...................................     3,689
  *4,837    United Microelectronics Corp. (Electronics).................     5,806
    *+50    United Microelectronics Corp., ADR
              (Electronics).............................................       365
                                                                          --------
                                                                            21,984
                                                                          --------

            THAILAND -- 0.8%
  *4,639    Siam Commercial Bank Public Co., Ltd.
              (Banks)...................................................     3,267
  *4,646    Thai Farmers Bank Public Co., Ltd.
              (Banks)...................................................     3,720
                                                                          --------
                                                                             6,987
                                                                          --------

            UNITED KINGDOM -- 15.7%
     429    AstraZeneca PLC (Drugs).....................................    17,729
   2,037    BP PLC (Energy & Services)..................................    17,092
   2,519    British Aerospace PLC (Aerospace
              & Defense)................................................    12,881
   2,712    British Airways PLC (Transportation)........................     7,720
    @234    British Sky Broadcasting (Media
              & Entertainment)..........................................     2,291
    *249    British Sky Broadcasting (Media
              & Entertainment)..........................................     2,348
     383    CGNU PLC (Financial Services)...............................     3,079
     511    Imperial Tobacco Group (Food, Beverage
              & Tobacco)................................................     8,274
  *5,763    Invensys PLC (Electrical Equipment).........................     7,841
     735    Lloyds Tsb Group PLC (Insurance)............................     7,308
     678    Marks & Spencer PLC (Retail)................................     3,851
     408    P&O Princess Cruises PLC
              (Transportation)..........................................     2,576
     246    Rio Tinto PLC (Metals, Minerals
              & Mining).................................................     4,496
     484    Royal Bank of Scotland Group PLC
              (Banks)...................................................    13,722
   1,175    Scottish & Newcastle PLC (Food,
              Beverage & Tobacco).......................................    10,843

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
  10,955    Vodafone Group PLC (Communications).........................  $ 15,030
                                                                          --------

                                                                           137,081
                                                                          --------

            UNITED STATES OF AMERICA -- 0.7%
    *287    Accenture Ltd. (Business Services)..........................     5,457
      42    Schlumberger Ltd. (Energy & Services).......................     1,951
                                                                          --------

                                                                             7,408
                                                                          --------

            Total common stocks.........................................  $797,129
                                                                          ========

CONVERTIBLE PREFERRED STOCKS -- 0.7%
            CANADA -- 0.7%
     @@0    Nortel Networks Corp. (Communications)......................     6,028
                                                                          --------

            Total convertible preferred stocks..........................  $  6,028
                                                                          ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 13.7%

            REPURCHASE AGREEMENT -- 13.7%
$120,331    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.......................................  $120,331
                                                                          --------

            Total short-term securities.................................  $120,331
                                                                          ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $802,828).........................   91.1%  $797,129
Total convertible preferred stocks
  (cost $5,657).............................................    0.7      6,028
Total short-term securities (cost $120,331).................   13.7    120,331
                                                              -----   --------

Total investment in securities
  (total cost $928,816).....................................  105.5    923,488
Cash, receivables and other assets..........................    3.9     35,184
Securities lending collateral (See Note 2(i))...............   21.7    190,147
Payable for securities purchased............................   (2.0)   (17,832)
Payable for Fund shares redeemed............................   (7.4)   (65,114)
Securities lending collateral payable to brokers
  (See Note 2(i))...........................................  (21.7)  (190,147)
Other liabilities...........................................   (0.0)      (361)
                                                              -----   --------

Net assets..................................................  100.0%  $875,365
                                                              =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 2,500,000
  shares authorized; 951,605 shares outstanding.............  $    95,161
Capital surplus.............................................    1,070,613
Accumulated undistributed net investment loss...............        7,092
Accumulated undistributed net realized loss
  on investments............................................     (292,518)
Unrealized depreciation of investments......................       (5,328)
Unrealized appreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................           65
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          280
                                                              -----------

Net assets..................................................  $   875,365
                                                              ===========


                                                    MARKET
                                                    VALUE
                                                    ------
Class IA
  Net asset value per share ($851,069 / 925,166
    shares outstanding) (1,875,000 shares
    authorized)...................................  $0.92
                                                    =====
Class IB
  Net asset value per share ($24,296 / 26,439
    shares outstanding) (625,000 shares
    authorized)...................................  $0.92
                                                    =====


DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense.......................   1.5%  $ 12,881
Apparel & Textile.........................   1.9     16,485
Banks.....................................  14.3    124,948
Business Services.........................   1.6     13,659
Chemicals.................................   0.9      7,518
Communications............................   6.2     54,072
Computers & Office Equipment..............   0.4      3,592
Consumer Durables.........................   0.3      2,305
Consumer Non-Durables.....................   2.1     18,373
Consumer Services.........................   0.6      4,850
Drugs.....................................   6.8     59,384
Electrical Equipment......................   1.3     11,035
Electronics...............................   7.0     61,349
Energy & Services.........................   6.6     57,676
Financial Services........................   6.0     52,631
Food, Beverage & Tobacco..................   3.4     29,884
Forest & Paper Products...................   1.4     12,129
Hotels & Gaming...........................   0.5      4,435
Insurance.................................   2.2     18,896
Machinery.................................   1.1      9,603
Media & Entertainment.....................   4.2     36,819
Medical Instruments & Supplies............   1.9     16,342
Metals, Minerals & Mining.................   3.9     33,940
Real Estate...............................   1.1      9,282
Retail....................................   2.5     22,509
Software & Services.......................   1.2     11,213
Transportation............................   8.7     77,254
Utilities.................................   1.5     14,065
                                            ----   --------
   Total common stocks....................  91.1%  $797,129
                                            ====   ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $11,465 or 1.3% of net assets.

   ** Securities contain some restriction as to public resale. At June 30, 2002, the market value of these securities amounted to $3,656 or 0.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $  799             $  803          7/3/2002              $ (4)
British Pound (Sell)             2,644              2,651          7/2/2002                 7
Canadian Dollar (Buy)            1,910              1,921          7/3/2002               (11)
EURO (Buy)                       1,708              1,698          7/1/2002                10
EURO (Buy)                       4,499              4,490          7/2/2002                 9
EURO (Sell)                         28                 29          7/3/2002                 1
Japanese Yen (Buy)                 683                684          7/2/2002                (1)
Japanese Yen (Sell)              8,996              9,045          7/1/2002                49
Japanese Yen (Sell)                720                725          7/3/2002                 5
Sinapore Dollar (Sell)           2,804              2,811          7/1/2002                 7
Sinapore Dollar (Sell)             805                804          7/2/2002                (1)
Sinapore Dollar (Sell)              28                 29          7/3/2002                 1
South African Rand (Sell)        1,370              1,355          7/5/2002               (15)
Swiss Franc (Buy)                   17                 16          7/2/2002                 1
Swiss Franc (Sell)               2,292              2,299          7/3/2002                 7
                                                                                         ----
                                                                                         $ 65
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
COMMON STOCKS -- 96.7%
              AEROSPACE & DEFENSE -- 0.4%
     *2,378   General Motors Corp., Class H.....................  $    24,734
                                                                  -----------

              BANKS -- 10.3%
        997   American Express Co. .............................       36,222
      2,400   Bank One Corp. ...................................       92,352
      5,117   Citigroup, Inc. ..................................      198,303
      2,796   Fleet Boston Financial Corp. .....................       90,457
      1,279   Household International, Inc. ....................       63,586
      3,118   State Street Corp. ...............................      139,383
      2,330   U.S. Bancorp......................................       54,406
                                                                  -----------

                                                                      674,709
                                                                  -----------

              BUSINESS SERVICES -- 0.8%
     *2,847   Accenture Ltd. ...................................       54,087
                                                                  -----------

              CHEMICALS -- 1.6%
      3,000   Dow Chemical Co. (The)............................      103,140
                                                                  -----------

              COMMUNICATIONS -- 1.0%
      2,115   SBC Communications, Inc. .........................       64,502
                                                                  -----------

              COMPUTERS & OFFICE EQUIPMENT -- 5.0%
        301   3M Co. ...........................................       37,060
     *5,476   Cisco Systems, Inc. ..............................       76,385
      5,658   Hewlett-Packard Co. ..............................       86,451
      1,752   International Business Machines
                Corp. ..........................................      126,122
                                                                  -----------

                                                                      326,018
                                                                  -----------

              CONSTRUCTION -- 0.9%
      3,500   Halliburton Co. ..................................       55,790
                                                                  -----------

              CONSUMER NON-DURABLES -- 2.8%
      1,300   Estee Lauder Cos., Inc. (The),
                Class A.........................................       45,760
        600   Gillette Co. (The)................................       20,322
     *3,936   Safeway, Inc. ....................................      114,883
                                                                  -----------

                                                                      180,965
                                                                  -----------

              DRUGS -- 11.3%
      2,700   Abbott Laboratories...............................      101,655
     *1,200   Amgen, Inc. ......................................       50,256
      1,450   Eli Lilly & Co. ..................................       81,780
     *2,300   Genzyme Corp......................................       44,252
      4,688   Pfizer, Inc. .....................................      164,077
      2,403   Pharmacia Corp. ..................................       89,995
      4,292   Schering-Plough Corp. ............................      105,581
      1,983   Wyeth.............................................      101,540
                                                                  -----------

                                                                      739,136
                                                                  -----------

              ELECTRICAL EQUIPMENT -- 0.2%
       *550   Waters Corp. .....................................       14,685
                                                                  -----------

              ELECTRONICS -- 7.6%
      1,268   Emerson Electric Co. .............................       67,856
      9,524   General Electric Co. .............................      276,675
      6,336   Intel Corp. ......................................      115,753
     *1,560   Micron Technology, Inc. ..........................       31,543
        200   Texas Instruments, Inc. ..........................        4,740
                                                                  -----------

                                                                      496,567
                                                                  -----------

              ENERGY & SERVICES -- 7.6%
      1,428   Anadarko Petroleum Corp. .........................       70,386
      1,258   ChevronTexaco Corp. ..............................      111,352
      5,484   ExxonMobil Corp. .................................      224,393
      1,889   Schlumberger Ltd. ................................       87,852
                                                                  -----------

                                                                      493,983
                                                                  -----------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
              FINANCIAL SERVICES -- 4.7%
      3,112   Franklin Resources, Inc. .........................  $   132,696
        917   Goldman Sachs Group, Inc. (The)...................       67,247
      2,668   Merrill Lynch & Co., Inc. ........................      108,058
                                                                  -----------
                                                                      308,001
                                                                  -----------

              FOOD, BEVERAGE & TOBACCO -- 1.3%
      1,703   PepsiCo., Inc. ...................................       82,094
                                                                  -----------

              FOREST & PAPER PRODUCTS -- 2.6%
        900   International Paper Co. ..........................       39,222
      1,617   Kimberly-Clark Corp. .............................      100,223
        500   Weyerhaeuser Co. .................................       31,925
                                                                  -----------
                                                                      171,370
                                                                  -----------

              HEALTH SERVICES -- 1.7%
      2,315   HCA, Inc. ........................................      109,963
                                                                  -----------

              INSURANCE -- 5.1%
      2,720   American International Group, Inc. ...............      185,586
      1,542   Marsh & McLennan Cos., Inc. ......................      148,996
                                                                  -----------
                                                                      334,582
                                                                  -----------

              MACHINERY -- 1.4%
        460   Caterpillar, Inc. ................................       22,497
      1,000   United Technologies Corp. ........................       67,900
                                                                  -----------
                                                                       90,397
                                                                  -----------

              MEDIA & ENTERTAINMENT -- 3.9%
      2,650   Gannett Co., Inc. ................................      201,135
     *5,454   Liberty Media Corp., Class A......................       54,544
                                                                  -----------
                                                                      255,679
                                                                  -----------

              MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
        757   Johnson & Johnson.................................       39,545
                                                                  -----------

              METALS, MINERALS & MINING -- 2.9%
      3,009   Alcoa, Inc. ......................................       99,745
      1,200   Illinois Tool Works, Inc. ........................       81,960
        192   Masco Corp. ......................................        5,192
                                                                  -----------
                                                                      186,897
                                                                  -----------

              RETAIL -- 4.6%
      3,300   CVS Corp. ........................................      100,980

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
              RETAIL -- (CONTINUED)
     *2,028   Costco Wholesale Corp. ...........................  $    78,306
      1,847   Home Depot, Inc. (The)............................       67,829
      1,003   Wal-Mart Stores, Inc. ............................       55,164
                                                                  -----------

                                                                      302,279
                                                                  -----------

              RUBBER & PLASTICS PRODUCTS -- 1.3%
     +1,550   NIKE, Inc., Class B...............................       83,163
                                                                  -----------

              SOFTWARE & SERVICES -- 10.4%
     *9,499   AOL Time Warner, Inc. ............................      139,732
      2,100   Automatic Data Processing, Inc. ..................       91,455
     *1,039   Computer Sciences Corp. ..........................       49,655
     *5,759   Microsoft Corp. ..................................      315,028
     *9,092   Oracle Corp. .....................................       86,101
                                                                  -----------

                                                                      681,971
                                                                  -----------

              TRANSPORTATION -- 4.0%
      2,703   Boeing Co. (The)..................................      121,626
      1,447   FedEx Corp. ......................................       77,286
        517   Northrop Grumman Corp. ...........................       64,613
                                                                  -----------

                                                                      263,525
                                                                  -----------

              UTILITIES -- 2.7%
        326   Duke Energy Corp. ................................       10,129
      1,815   Exelon Corp. .....................................       94,930
        900   FPL Group, Inc. ..................................       53,991
       *686   Waste Management, Inc. ...........................       17,878
                                                                      176,928
                                                                  -----------

              Total common stocks...............................  $ 6,314,710
                                                                  ===========

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 3.4%
              REPURCHASE AGREEMENT -- 3.4%
$   223,626   Joint Repurchase Agreement (See Note 2(d))
                1.884% due 07/01/02.............................  $   223,626
                                                                  -----------

              Total short-term securities.......................  $   223,626
                                                                  ===========


                                                               MARKET
                                                               VALUE
                                                             ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,923,232).............    96.7%  $6,314,710
Total short-term securities (cost $223,626).......     3.4      223,626
                                                    ------   ----------

Total investment in securities
  (total cost $7,146,858).........................   100.1    6,538,336
Cash, receivables and other assets................     0.2        9,466
Securities lending collateral (See Note 2(i)).....     0.8       49,290
Payable for securities purchased..................    (0.2)     (10,241)
Payable for Fund shares redeeemed.................    (0.1)      (4,943)
Securities lending collateral payable
  to brokers (See Note 2(i))......................    (0.8)     (49,290)
Other liabilities.................................    (0.0)        (358)
                                                    ------   ----------

Net assets........................................   100.0%  $6,532,260
                                                    ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,654,162
  shares outstanding..............................   $   165,416
Capital surplus...................................     7,478,814
Accumulated undistributed net investment income...        31,395
Accumulated undistributed net realized loss
  on investments..................................      (534,843)
Unrealized depreciation of investments............      (608,522)
                                                     -----------
Net assets........................................   $ 6,532,260
                                                     ===========


Class IA
  Net asset value per share
    ($6,255,698 / 1,584,008 shares outstanding)
    (2,250,000 shares authorized).................   $3.95
                                                     =====
Class IB
  Net asset value per share ($276,562 / 70,154
    shares outstanding) (750,000 shares
    authorized)...................................   $3.94
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 95.9%
            BANKS -- 11.1%
      614   BB&T Corp. .......................................  $   23,685
      306   Bank of Hawaii Corp. .............................       8,568
    1,942   Citigroup, Inc. ..................................      75,258
      335   Comerica, Inc. ...................................      20,569
      858   Fleet Boston Financial Corp. .....................      27,747
      585   Freddie Mac.......................................      35,778
      353   Household International, Inc. ....................      17,534
      676   Morgan (J.P.) Chase & Co. ........................      22,943
      575   PNC Financial Services Group......................      30,035
      279   People's Bank.....................................       7,293
    1,035   Synovus Financial Corp. ..........................      28,469
    1,244   U.S. Bancorp......................................      29,045
    1,470   Wachovia Corp. ...................................      56,140
                                                                ----------

                                                                   383,064
                                                                ----------

            CHEMICALS -- 5.6%
      527   Avery Dennison Corp. .............................      33,057
      845   Dow Chemical Co. (The)............................      29,051
    1,079   Imperial Chemical Industries PLC, ADR.............      20,773
      717   Rohm & Haas Co. ..................................      29,011
    1,858   du Pont (E.I.) de Nemours & Co. ..................      82,479
                                                                ----------

                                                                   194,371
                                                                ----------

            COMMUNICATIONS -- 6.0%
    1,845   AT&T Corp. .......................................      19,743
  *+3,863   AT&T Wireless Services, Inc. .....................      22,597
    1,613   BellSouth Corp. ..................................      50,813
    2,496   Motorola, Inc. ...................................      35,998
    1,936   Verizon Communications, Inc. .....................      77,724
                                                                ----------

                                                                   206,875
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
    2,968   Hewlett-Packard Co. ..............................      45,356
      914   International Business Machines Corp. ............      65,779
      872   Pitney Bowes, Inc. ...............................      34,628
   *2,236   Solectron Corp. ..................................      13,750
                                                                ----------

                                                                   159,513
                                                                ----------

            CONSTRUCTION -- 0.6%
    1,198   Halliburton Co. ..................................      19,099
                                                                ----------

            CONSUMER DURABLES -- 0.4%
      414   Newell Rubbermaid, Inc. ..........................      14,518
                                                                ----------

            CONSUMER NON-DURABLES -- 4.2%
      856   Gillette Co. (The)................................      28,989
      596   McKesson Corp. ...................................      19,492
      651   Procter & Gamble Co. (The)........................      58,152
   *1,163   Safeway, Inc. ....................................      33,945
      453   Tyco International Ltd. ..........................       6,117
                                                                ----------

                                                                   146,695
                                                                ----------

            DRUGS -- 6.1%
    1,365   Abbott Laboratories...............................      51,381
      593   AstraZeneca PLC, ADR..............................      24,305
      398   Merck & Co., Inc. ................................      20,145
    1,670   Pharmacia Corp. ..................................      62,529
    2,079   Schering-Plough Corp. ............................      51,141
                                                                ----------

                                                                   209,501
                                                                ----------

            ELECTRONICS -- 1.4%
      545   Emerson Electric Co. .............................      29,174
      663   General Electric Co. .............................      19,257
                                                                ----------

                                                                    48,431
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ENERGY & SERVICES -- 10.4%
      814   ChevronTexaco Corp. ..............................  $   72,021
    1,394   Encana Corp. .....................................      42,645
    3,020   ExxonMobil Corp. .................................     123,561
      881   Petroleo Brasileiro S.A., ADR.....................      16,610
      673   Royal Dutch Petroleum Co., NY Shares..............      37,202
      623   Schlumberger Ltd. ................................      28,946
      477   TotalFinaElf S.A., ADR............................      38,565
                                                                ----------
                                                                   359,550
                                                                ----------

            FINANCIAL SERVICES -- 2.2%
      905   Franklin Resources, Inc. .........................      38,602
      923   Merrill Lynch & Co., Inc. ........................      37,386
                                                                ----------
                                                                    75,988
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 2.4%
      647   General Mills, Inc. ..............................      28,507
    1,270   Philip Morris Cos., Inc. .........................      55,474
                                                                ----------
                                                                    83,981
                                                                ----------

            FOREST & PAPER PRODUCTS -- 4.3%
      816   Abitibi-Consolidated, Inc. .......................       7,533
      271   Bowater, Inc. ....................................      14,713
      810   Kimberly-Clark Corp. .............................      50,232
      377   Temple-Inland, Inc. ..............................      21,796
      872   Weyerhaeuser Co. .................................      55,684
                                                                ----------
                                                                   149,958
                                                                ----------

            HEALTH SERVICES -- 0.7%
      476   HCA, Inc. ........................................      22,624
                                                                ----------

            INSURANCE -- 5.5%
      640   AFLAC, Inc. ......................................      20,483
      418   Ace Ltd. .........................................      13,206
      646   American International Group, Inc. ...............      44,070
      262   CIGNA Corp. ......................................      25,505
      585   MBIA, Inc. .......................................      33,053
      146   Marsh & McLennan Cos., Inc. ......................      14,128
     +479   XL Capital Ltd., Class A..........................      40,546
                                                                ----------
                                                                   190,991
                                                                ----------

            MACHINERY -- 3.4%
      945   Caterpillar, Inc. ................................      46,253
      701   Ingersoll Rand Co. ...............................      31,985
      846   Parker-Hannifin Corp. ............................      40,411
                                                                ----------
                                                                   118,649
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.5%
     *614   Comcast Corp., Class A............................  $   14,640
      680   Gannett Co., Inc. ................................      51,612
      347   Knight-Ridder, Inc. ..............................      21,844
                                                                ----------

                                                                    88,096
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
      684   Becton, Dickinson & Co. ..........................      23,571
                                                                ----------

            METALS, MINERALS & MINING -- 2.7%
      487   Alcan, Inc. ......................................      18,287
    2,243   Alcoa, Inc. ......................................      74,359
                                                                ----------

                                                                    92,646
                                                                ----------

            REAL ESTATE -- 0.5%
      470   Kimco Realty Corp. (REIT).........................      15,737
                                                                ----------

            RETAIL -- 3.8%
      973   CVS Corp. ........................................      29,777
      811   Family Dollar Stores, Inc. .......................      28,577
   *1,928   McDonald's Corp...................................      54,854
      356   Wal-Mart Stores, Inc. ............................      19,562
                                                                ----------

                                                                   132,770
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 0.4%
     +794   Goodyear Tire & Rubber Co. (The)..................      14,846
                                                                ----------

            SOFTWARE & SERVICES -- 1.2%
   *1,233   AOL Time Warner, Inc. ............................      18,143
     *417   Microsoft Corp. ..................................      22,788
                                                                ----------

                                                                    40,931
                                                                ----------

            TRANSPORTATION -- 7.0%
      893   Boeing Co. (The)..................................      40,172
      870   CP Railway Ltd. ..................................      21,336
      575   CSX Corp. ........................................      20,147
    1,637   Delphi Automotive Systems Corp. ..................      21,612
    1,109   Delta Air Lines, Inc. ............................      22,186
      496   FedEx Corp. ......................................      26,460
    1,779   Ford Motor Co. ...................................      28,469
      317   USFreightways Corp. ..............................      12,012
      797   Union Pacific Corp. ..............................      50,434
                                                                ----------

                                                                   242,828
                                                                ----------

            UTILITIES -- 8.2%
      557   American Electric Power Co., Inc. ................      22,275
      603   Constellation Energy Group, Inc. .................      17,704
      289   Dominion Resources, Inc. .........................      19,138
    1,133   Exelon Corp. .....................................      59,272
      851   FPL Group, Inc. ..................................      51,075
    1,082   FirstEnergy Corp. ................................      36,104
      907   Pinnacle West Capital Corp. ......................      35,819
   *1,563   Waste Management, Inc. ...........................      40,724
                                                                   282,111
                                                                ----------

            Total common stocks...............................  $3,317,344
                                                                ==========

CONVERTIBLE PREFERRED STOCKS -- 0.5%
            TRANSPORTATION -- 0.1%
       71   Ford Motor Co. Capital Trust ll...................       3,994
                                                                ----------

            UTILITIES -- 0.4%
      226   KeySpan Corp. ....................................      11,797
                                                                ----------

            Total convertible preferred stocks................  $   15,791
                                                                ==========

PRINCIPAL
 AMOUNT
---------
EQUITY LINKED NOTES -- 0.3%
            MEDIA & ENTERTAINMENT -- 0.3%
$     160   Tribune Co.
              2 due 01/15/29..................................  $   10,440
                                                                ----------

            Total equity linked notes.........................  $   10,440
                                                                ==========


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.4%
            REPURCHASE AGREEMENT -- 3.4%
$ 116,345   Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $  116,345
                                                                ----------
            Total short-term securities.......................  $  116,345
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,416,314).............    95.9%  $3,317,344
Total convertible preferred stocks
  (cost $14,850)..................................     0.5       15,791
Total equity linked notes (cost $30,709)..........     0.3       10,440
Total short-term securities
  (cost $116,345).................................     3.4      116,345
                                                    ------   ----------
Total investment in securities
  (total cost $3,578,218).........................   100.1    3,459,920
Cash, receivables and other assets................     0.2        7,324
Securities lending collateral (See Note 2(i)).....     1.1       36,913
Payable for Fund shares redeemed..................    (0.3)      (8,901)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................    (1.1)     (36,913)
Other liabilities.................................    (0.0)        (266)
                                                    ------   ----------
Net assets........................................   100.0%  $3,458,077
                                                    ======   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 4,000,000
  shares authorized; 2,018,987 shares outstanding......   $  201,899
Capital surplus........................................    3,299,615
Accumulated undistributed net investment income........       23,734
Accumulated undistributed net realized gain
  on investments.......................................       51,126
Unrealized depreciation of investments.................     (118,298)
Unrealized appreciation of other assets and liabilities
  in foreign currencies................................            1
                                                          ----------
Net assets.............................................   $3,458,077
                                                          ==========

Class IA
  Net asset value per share ($3,223,505 / 1,881,819
    shares outstanding) (3,500,000 shares
    authorized)........................................   $1.71
                                                          =====
Class IB
  Net asset value per share ($234,572 / 137,168 shares
    outstanding) (500,000 shares authorized)...........   $1.71
                                                          =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A
               (Aaa Moody's)
               6.14% due 05/20/06..............................  $   45,239
    18,000   Asset Securitization Corp., Series 1997-D4, Class
               A1D (Aaa Moody's)
               7.49% due 04/14/29..............................      19,862
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AAA Fitch)
               6.93% due 02/14/41..............................      18,195
    24,383   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2 (Aaa Moody's)
               7.37% due 02/19/07..............................      26,425
     3,400   Citibank Credit Card Issuance Trust, Series
               2000-B1, Class B1 (A2 Moody's)
               7.05% due 09/17/07..............................       3,671
     4,000   Citibank Credit Card Master Trust l, Series
               1999-7, Class B
               (A2 Moody's)
               6.90% due 11/15/06..............................       4,275
    17,225   First Union -- Lehman Brothers Commercial Mortgage
               Trust, Series 1997-C1, Class A3 (Aaa Moody's)
               7.38% due 04/18/07..............................      18,950
       268   Money Store Home Improvement Trust (The), Series
               1997-1, Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         274
     3,000   Standard Credit Card Master Trust, Series 1995-1,
               Class B
               (A1 Moody's)
               8.45% due 01/07/07..............................       3,295
                                                                 ----------

                                                                    140,186
                                                                 ----------

             Total collateralized
               mortgage obligations............................  $  140,186
                                                                 ==========

  SHARES
----------
COMMON STOCKS -- 61.5%
             AEROSPACE & DEFENSE -- 0.3%
    *3,700   General Motors Corp., Class H.....................  $   38,480
                                                                 ----------

             BANKS -- 6.3%
     1,068   American Express Co. .............................      38,801
     2,564   Bank One Corp. ...................................      98,670
     5,606   Citigroup, Inc. ..................................     217,239
     3,086   Fleet Boston Financial Corp. .....................      99,842
     1,400   Household International, Inc. ....................      69,580
     3,022   State Street Corp. ...............................     135,089
    +2,500   U.S. Bancorp......................................      58,375
                                                                 ----------

                                                                    717,596
                                                                 ----------

             BUSINESS SERVICES -- 0.6%
   *+3,306   Accenture Ltd.....................................      62,818
                                                                 ----------

             CHEMICALS -- 1.0%
     3,275   Dow Chemical Co. (The)............................     112,605
                                                                 ----------

             COMMUNICATIONS -- 0.6%
     2,337   SBC Communications, Inc. .........................      71,269
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
       387   3M Co. ...........................................  $   47,626
    *5,893   Cisco Systems, Inc. ..............................      82,206
    +6,189   Hewlett-Packard Co. ..............................      94,566
    +1,946   International Business Machines
               Corp. ..........................................     140,134
                                                                 ----------
                                                                    364,532
                                                                 ----------

             CONSTRUCTION -- 0.5%
     3,837   Halliburton Co. ..................................      61,162
                                                                 ----------

             CONSUMER NON-DURABLES -- 2.0%
    +1,535   Estee Lauder Cos., Inc. (The),
               Class A.........................................      54,032
     1,600   Gillette Co. (The)................................      54,192
    *4,191   Safeway, Inc. ....................................     122,329
                                                                 ----------
                                                                    230,553
                                                                 ----------

             DRUGS -- 7.0%
     2,898   Abbott Laboratories...............................     109,102
    *1,515   Amgen, Inc. ......................................      63,448
     1,700   Eli Lilly & Co. ..................................      95,880
    *2,410   Genzyme Corp. ....................................      46,368
     5,133   Pfizer, Inc. .....................................     179,670
     2,428   Pharmacia Corp. ..................................      90,929
     4,554   Schering-Plough Corp. ............................     112,028
     1,997   Wyeth.............................................     102,221
                                                                 ----------
                                                                    799,646
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.2%
     *+828   Waters Corp. .....................................      22,094
                                                                 ----------

             ELECTRONICS -- 4.7%
     1,376   Emerson Electric Co. .............................      73,651
    10,177   General Electric Co. .............................     295,630
     6,896   Intel Corp. ......................................     125,984
   *+1,783   Micron Technology, Inc. ..........................      36,058
       200   Texas Instruments, Inc. ..........................       4,740
                                                                 ----------
                                                                    536,063
                                                                 ----------

             ENERGY & SERVICES -- 4.6%
     1,497   Anadarko Petroleum Corp. .........................      73,802
     1,300   ChevronTexaco Corp. ..............................     115,050
     5,930   ExxonMobil Corp. .................................     242,660
     1,954   Schlumberger Ltd. ................................      90,875
                                                                 ----------
                                                                    522,387
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- 2.9%
     3,182   Franklin Resources, Inc. .........................  $  135,668
     1,007   Goldman Sachs Group, Inc. (The)...................      73,863
     2,892   Merrill Lynch & Co., Inc. ........................     117,134
                                                                 ----------

                                                                    326,665
                                                                 ----------

             FOOD, BEVERAGE & TOBACCO -- 0.7%
     1,690   PepsiCo., Inc. ...................................      81,472
                                                                 ----------

             FOREST & PAPER PRODUCTS -- 2.1%
     1,411   International Paper Co. ..........................      61,470
     2,124   Kimberly-Clark Corp. .............................     131,657
      +800   Weyerhaeuser Co. .................................      51,080
                                                                 ----------

                                                                    244,207
                                                                 ----------

             HEALTH SERVICES -- 1.2%
    +2,851   HCA, Inc..........................................     135,427
                                                                 ----------

             INSURANCE -- 3.2%
     2,881   American International Group, Inc. ...............     196,550
     1,689   Marsh & McLennan Cos., Inc. ......................     163,167
                                                                 ----------

                                                                    359,717
                                                                 ----------

             MACHINERY -- 1.1%
       717   Caterpillar, Inc. ................................      35,112
     1,377   United Technologies Corp. ........................      93,525
                                                                 ----------

                                                                    128,637
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 2.3%
     2,742   Gannett Co., Inc. ................................     208,141
   *+5,739   Liberty Media Corp., Class A......................      57,388
                                                                 ----------

                                                                    265,529
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
       926   Johnson & Johnson.................................      48,408
                                                                 ----------

             METALS, MINERALS & MINING -- 1.8%
     3,651   Alcoa, Inc. ......................................     121,014
     1,150   Illinois Tool Works, Inc. ........................      78,545
       192   Masco Corp. ......................................       5,192
                                                                 ----------

                                                                    204,751
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             RETAIL -- 3.0%
     3,994   CVS Corp. ........................................  $  122,210
    *2,175   Costco Wholesale Corp. ...........................      83,987
     2,003   Home Depot, Inc. (The)............................      73,555
     1,071   Wal-Mart Stores, Inc. ............................      58,938
                                                                 ----------
                                                                    338,690
                                                                 ----------

             RUBBER & PLASTICS PRODUCTS -- 0.9%
     1,903   NIKE, Inc., Class B...............................     102,074
                                                                 ----------

             SOFTWARE & SERVICES -- 6.2%
   *10,311   AOL Time Warner, Inc. ............................     151,676
     2,075   Automatic Data Processing, Inc. ..................      90,366
   *+1,177   Computer Sciences Corp. ..........................      56,275
    *5,746   Microsoft Corp. ..................................     314,306
    *9,860   Oracle Corp. .....................................      93,376
                                                                 ----------
                                                                    705,999
                                                                 ----------

             TRANSPORTATION -- 2.7%
     2,969   Boeing Co. (The)..................................     133,596
     1,633   FedEx Corp. ......................................      87,197
       557   Northrop Grumman Corp. ...........................      69,638
                                                                 ----------
                                                                    290,431
                                                                 ----------

             UTILITIES -- 2.0%
       415   Duke Energy Corp. ................................      12,894
    +2,165   Exelon Corp. .....................................     113,203
     1,260   FPL Group, Inc. ..................................      75,563
      *750   Waste Management, Inc. ...........................      19,524
                                                                 ----------
                                                                    221,184
                                                                 ----------
             Total common stocks...............................  $6,992,396
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 18.6%
             BANKS -- 2.0%
$   12,035   American Express Co. (AA- Fitch)
               6.875% due 11/01/05.............................  $   13,021
    25,000   Associates Corp. of North America (Aa1 Moody's)
               6.00% due 07/15/05..............................      26,642
    40,000   Bank One Corp. (Aa3 Moody's)
               6.875% due 08/01/06.............................      43,228
    20,000   Bank of America Corp. (Aa2 Moody's)
               5.875% due 02/15/09.............................      20,165
     1,000   Bank of America Corp. (Aa3 Moody's)
               6.20% due 02/15/06..............................       1,058
    10,000   Bank of Boston Corp. (A2 Moody's)
               6.625% due 02/01/04.............................      10,421
    25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
               Moody's)
               5.65% due 02/01/09..............................      25,179
       500   Capital One Bank (A- Fitch)
               6.875% due 02/01/06.............................         494
   +10,000   Citigroup, Inc. (Aa1 Moody's)
               6.25% due 12/01/05..............................      10,593
     1,500   First Chicago NBD Corp. (A1 Moody's)
               7.125% due 05/15/07.............................       1,638
    13,685   First Union National Bank (A1 Moody's)
               5.80% due 12/01/08..............................      13,897
     1,000   Household Finance Corp. (A2 Moody's)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction &
               Development (AAA S&P)
               7.00% due 01/27/05..............................       1,633
    36,745   Key Bank N.A. (A1 Moody's)
               5.80% due 04/01/04..............................      38,189
       750   KeyCorp. Capital II (A3 Moody's)
               6.875% due 03/17/29.............................         688

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,000   Morgan (J.P.) Chase & Co. (A1 Moody's)
               6.75% due 02/01/11..............................  $    1,037
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         768
    14,825   Popular, Inc. (Baa1 Moody's)
               6.75% due 12/15/05..............................      15,532
       500   Republic New York Capital 1 (A+ Fitch)
               7.75% due 11/15/26..............................         505
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moody's)
               5.875% due 03/15/06.............................       1,568
     1,500   St Paul Bancorp, Inc. (A3 Moody's)
               7.125% due 02/15/04.............................       1,580
     1,000   Washington Mutual Financial Corp. (A Fitch)
               7.25% due 06/15/06..............................       1,076
                                                                 ----------

                                                                    229,946
                                                                 ----------

             CHEMICALS -- 0.6%
    20,000   ICI Wilmington, Inc. (Baa2 Moody's)
               6.95% due 09/15/04..............................      20,653
   +40,000   Rohm & Haas Co. (A3 Moody's)
               7.40% due 07/15/09..............................      44,052
                                                                 ----------

                                                                     64,705
                                                                 ----------

             COMMUNICATIONS -- 0.8%
     1,500   ALLTEL Corp. (A2 Moody's)
               6.80% due 05/01/29..............................       1,301
    @1,750   AT&T Corp. (BBB+ S&P)
               7.30% due 11/15/11..............................       1,453
   @33,845   AT&T Corp. (BBB+ S&P)
               8.00% due 11/15/31..............................      26,568
       500   AT&T Wireless Services, Inc. (A- Fitch)
               8.75% due 03/01/31..............................         386
    10,000   BellSouth Telecommunications, Inc. (Aa2 Moody's)
               6.375% due 06/01/28.............................       9,347
     1,000   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,048
    30,000   Comcast Cable Communications (Baa2 Moody's)
               6.875% due 06/15/09.............................      27,919
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         514
    16,580   Motorola, Inc. (Baa2 Moody's)
               7.60% due 01/01/07..............................      16,354
     1,500   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................       1,335
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         313
       500   Sprint Capital Corp. (BBB+ S&P)
               7.625% due 01/30/11.............................         398
     1,250   Telefonica Europe BV (A2 Moody's)
               7.35% due 09/15/05..............................       1,321
     1,250   Vodafone Americas Asia, Inc. (A2 Moody's)
               6.65% due 05/01/08..............................       1,314
                                                                 ----------

                                                                     89,571
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.9%
$   50,000   Hewlett-Packard Co. (A3 Moody's)
               7.15% due 06/15/05..............................  $   53,122
    30,000   International Business Machines Corp. (AA- Fitch)
               6.50% due 01/15/28..............................      29,378
   +18,000   Pitney Bowes, Inc. (AA S&P)
               5.50% due 04/15/04..............................      18,715
                                                                 ----------
                                                                    101,215
                                                                 ----------

             CONSUMER NON-DURABLES -- 0.9%
   +25,000   Alberto-Culver Co. (Baa1 Moody's)
               8.25% due 11/01/05..............................      27,536
    25,000   Boise Cascade Office Products Corp. (Baa3 Moody's)
               7.05% due 05/15/05..............................      25,472
       350   Cardinal Health, Inc. (A2 Moody's)
               6.75% due 02/15/11..............................         374
    18,000   Colgate-Palmolive Co. (Aa3 Moody's)
               5.58% due 11/06/08..............................      18,502
       750   Procter & Gamble Co. (The) (Aa3 Moody's)
               6.875% due 09/15/09.............................         829
    21,100   Procter & Gamble Co. (The) (Aa3 Moody's)
               9.36% due 01/01/21..............................      26,917
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         749
       500   Safeway, Inc. (Baa2 Moody's)
               7.25% due 01/01/31..............................         518
                                                                 ----------
                                                                    100,897
                                                                 ----------

             CONSUMER SERVICES -- 0.4%
    38,982   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      47,979
                                                                 ----------

             DRUGS -- 0.6%
    26,000   American Home Products Corp. (A S&P)
               7.25% due 03/01/23..............................      27,255
       750   Bristol-Myers Squibb Co.
               (AAA S&P)
               6.80% due 11/15/26..............................         769
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      29,435
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,343
                                                                 ----------
                                                                     67,802
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             EDUCATION -- 0.1%
$   10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................  $   12,515
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.5%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................      30,487
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      27,863
                                                                 ----------

                                                                     58,350
                                                                 ----------

             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (Aa1 Moody's)
               6.50% due 08/01/07..............................      13,227
     1,000   Conoco, Inc. (Baa1 Moody's)
               6.95% due 04/15/29..............................       1,022
      @500   Dominion Fiber Ventures LLC (Baa2 Moody's)
               7.05% due 03/15/05..............................         486
       750   Tennessee Gas Pipeline Co.
               (Baa1 Moody's)
               7.50% due 04/01/17..............................         745
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,193
       500   Valero Energy Corp. (Baa2 Moody's)
               8.375% due 06/15/05.............................         550
                                                                 ----------

                                                                     17,223
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FINANCIAL SERVICES -- 1.9%
$   40,000   ACE INA Holdings (A2 Moody's)
               8.30% due 08/15/06..............................  $   44,343
       @@0   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      30,464
       500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         510
     1,500   CIT Group, Inc. (The) (AA- Fitch)
               7.375% due 03/15/03.............................       1,489
     1,000   Citigroup, Inc. (Aa1 Moody's)
               6.50% due 01/18/11..............................       1,040
   @16,355   ERAC USA Finance Co.
               (Baa1 Moody's)
               7.35% due 06/15/08..............................      17,609
     1,250   General Motors Acceptance Corp.
               (A2 Moody's)
               6.15% due 04/05/07..............................       1,261
    35,000   General Motors Acceptance Corp.
               (A2 Moody's)
               8.00% due 11/01/31..............................      35,796
     1,000   Goldman Sachs Group, Inc. (The)
               (AA- Fitch)
               6.65% due 05/15/09..............................       1,027
       500   Heller Financial, Inc. (Aaa Moody's)
               6.375% due 03/15/06.............................         534
     1,500   Inter-American Development Bank (AAA S&P)
               7.375% due 01/15/10.............................       1,718
     1,000   Lehman Brothers Holdings, Inc.
               (A+ Fitch)
               7.875% due 11/01/09.............................       1,098
     1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................       1,578
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moody's)
               7.75% due 06/15/05..............................         823
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moody's)
               7.625% due 11/03/09.............................       1,376
      +500   State Street Corp. (A1 Moody's)
               7.65% due 06/15/10..............................         564
    43,000   TXU Eastern Funding Co. (Baa1 Moody's)
               6.45% due 05/15/05..............................      44,094
       750   Telecommunications de Puerto Rico (Baa1 Moody's)
               6.65% due 05/15/06..............................         752
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,053
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      30,566
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.25% due 12/01/10..............................         505
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.75% due 12/01/30..............................         482
     1,000   Wells Fargo Bank NA (Aa2 Moody's)
               6.45% due 02/01/11..............................       1,045
                                                                 ----------
                                                                    219,727
                                                                 ----------

             FOOD, BEVERAGE & TOBACCO -- 0.8%
       750   Anheuser Busch Cos., Inc.
               (A1 Moody's)
               7.55% due 10/01/30..............................         862
       750   Coca-Cola Bottling Co. (Baa2 Moody's)
               6.375% due 05/01/09.............................         764
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      30,291
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         602
    19,555   ConAgra Foods, Inc. (Baa1 Moody's)
               7.875% due 09/15/10.............................      21,954
     1,500   Pepsi Bottling Group, Inc. (The)
               (A3 Moody's)
               7.00% due 03/01/29..............................       1,596
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      35,187
                                                                 ----------
                                                                     91,256
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             INSURANCE -- 2.7%
$   30,000   Allmerica Financial Corp. (A3 Moody's)
               7.625% due 10/15/25.............................  $   29,403
    24,000   Allstate Corp. (The) (A1 Moody's)
               6.75% due 06/15/03..............................      25,006
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,465
       500   American General Corp. (Aaa Moody's)
               6.625% due 02/15/29.............................         498
    15,740   CIGNA Corp. (A+ S&P)
               7.40% due 05/15/07..............................      17,493
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      29,256
    10,000   Fairfax Financial Holdings (BB+ S&P)
               7.75% due 12/15/03..............................       9,515
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................      29,212
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      32,263
   @10,000   Lumbermens Mutual Casualty (BBB+ S&P)
               9.15% due 07/01/26..............................       8,888
   @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
               7.875% due 02/15/24.............................      31,455
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................       1,305
     1,000   Reliastar Financial Corp. (Aa3 Moody's)
               8.00% due 10/30/06..............................       1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      30,521
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,320
                                                                 ----------

                                                                    303,704
                                                                 ----------

             MACHINERY -- 0.7%
    50,000   Eaton Corp. (A2 Moody's)
               6.95% due 11/15/04..............................      53,231
    25,000   Parker Hannifin Corp. (A2 Moody's)
               5.65% due 09/15/03..............................      25,860
                                                                 ----------

                                                                     79,091
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 0.5%
     1,000   COX Communications, Inc.
               (BBB+ Fitch)
               6.40% due 08/01/08..............................         925
$     +750   Liberty Media Corp. (Baa3 Moody's)
               8.25% due 02/01/30..............................         699
    10,400   Times Mirror Co. (The), Class A
               (A2 Moody's)
               7.50% due 07/01/23..............................      10,689
     9,260   Viacom, Inc. (A3 Moody's)
               6.40% due 01/30/06..............................       9,775
     1,500   Viacom, Inc. (A3 Moody's)
               7.625% due 01/15/16.............................       1,663
     1,250   Vodafone Group PLC (A2 Moody's)
               7.875% due 02/15/30.............................       1,301
    35,000   Walt Disney Co. (A3 Moody's)
               6.375% due 03/01/12.............................      35,648
                                                                 ----------

                                                                     60,700
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      22,107
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             METALS, MINERALS & MINING -- 0.3%
$   30,000   Alcan, Inc. (A2 Moody's)
               7.25% due 11/01/28..............................  $   32,495
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,706
                                                                 ----------
                                                                     34,201
                                                                 ----------

             REAL ESTATE -- 0.2%
    20,000   Liberty Property Trust (REIT)
               (Baa2 Moody's)
               7.25% due 08/15/07..............................      21,228
                                                                 ----------

             RETAIL -- 1.5%
    40,000   Albertson's, Inc. (Baa1 Moody's)
               6.55% due 08/01/04..............................      42,051
       750   Federated Department Stores, Inc. (Baa1 Moody's)
               6.30% due 04/01/09..............................         762
    50,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      53,363
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      21,118
    50,000   Wal-Mart Stores, Inc. (Aa2 Moody's)
               6.875% due 08/10/09.............................      54,924
                                                                 ----------
                                                                    172,218
                                                                 ----------

             SOFTWARE & SERVICES -- 0.2%
    25,000   Computer Associates International, Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      21,499
     1,000   Time Warner, Inc. (Baa1 Moody's)
               6.875% due 06/15/18.............................         860
                                                                 ----------
                                                                     22,359
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             TRANSPORTATION -- 0.9%
$    1,500   CSX Corp. (Baa2 Moody's)
               7.90% due 05/01/17..............................  $    1,729
    20,839   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      20,601
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.40% due 01/20/05..............................       1,057
    30,000   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.75% due 05/27/03..............................      31,111
       750   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.75% due 01/18/11..............................         806
   +20,000   Dana Corp. (BB S&P)
               6.25% due 03/01/04..............................      18,900
     1,500   Ford Motor Co. (Baa1 Moody's)
               6.375% due 02/01/29.............................       1,222
    35,000   Ford Motor Co. (Baa1 Moody's)
               6.625% due 10/01/28.............................      29,513
      +500   Norfolk Southern Corp. (Baa1 Moody's)
               6.75% due 02/15/11..............................         530
                                                                 ----------

                                                                    105,469
                                                                 ----------

             UTILITIES -- 1.8%
    45,000   Alabama Power Co. (A2 Moody's)
               7.125% due 08/15/04.............................      47,973
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,087
    22,350   Duke Energy Corp. (A1 Moody's)
               6.00% due 12/01/28..............................      19,993
       500   El Paso Corp. (Baa2 Moody's)
               8.05% due 10/15/30..............................         473
    40,000   Great Plains Energy, Inc. (A2 Moody's)
               7.125% due 12/15/05.............................      42,588
     1,500   Madison Gas & Electric Co.
               (Aa3 Moody's)
               6.02% due 09/15/08..............................       1,494
       567   Niagara Mohawk Power Co. (A- S&P)
               7.625% due 10/01/05.............................         616
    17,285   Northern Border Pipeline Co.
               (A3 Moody's)
               7.75% due 09/01/09..............................      17,986
    10,000   Southern California Gas Co. (A+ S&P)
               5.75% due 11/15/03..............................      10,330
       750   TransCanada PipeLines Ltd. (A2 Moody's)
               6.49% due 01/21/09..............................         765
       700   Williams Cos., Inc. (The) (BBB Fitch)
               7.50% due 01/15/31..............................         503
                                                                 ----------

                                                                    143,808
                                                                 ----------

             Total corporate notes.............................  $2,066,071
                                                                 ==========

FOREIGN/YANKEE BONDS & NOTES -- 0.9%
             FOREIGN CORPORATIONS -- 0.8%
$   30,000   Apache Finance Property Ltd.
               (A3 Moody's)
               7.00% due 03/15/09..............................  $   32,294
       500   Corporacion Andina de Fomento
               (A2 Moody's)
               7.10% due 02/01/03..............................         508
    24,000   Credit National (A1 Moody's)
               7.00% due 11/14/05..............................      25,549
       750   France Telecom S.A. (BBB+ Fitch)
               8.25% due 03/01/11..............................         685
    15,000   Husky Oil Ltd. (Baa2 Moody's)
               6.875% due 11/15/03.............................      15,621
       500   Korea Development Bank (A3 Moody's)
               7.125% due 04/22/04.............................         530
   @19,110   SCL Terminal Aereo Santiago S.A. (Aaa Moody's)
               6.95% due 07/01/12..............................      19,388
                                                                 ----------

                                                                     94,575
                                                                 ----------

             FOREIGN GOVERNMENTS -- 0.1%
     9,000   City of Naples Italy (Aa3 Moody's)
               7.52% due 07/15/06..............................       9,481
     1,000   Province of British Columbia/Canada (Aa2 Moody's)
               6.50% due 01/15/26..............................       1,019
     1,500   Province of Quebec (A1 Moody's)
               7.50% due 09/15/29..............................       1,718
                                                                 ----------

                                                                     12,218
                                                                 ----------

             Total foreign/yankee bonds & notes................  $  106,793
                                                                 ==========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
MUNICIPAL BONDS -- 0.0%
             EDUCATION -- 0.0%
$    5,285   Mount Sinai School of Medicine (NY) (Aaa Moody's)
               6.00% due 07/01/03..............................  $    5,453
                                                                 ----------
             Total municipal bonds.............................  $    5,453
                                                                 ==========

U.S. TREASURIES & FEDERAL AGENCIES -- 16.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      697   6.30% due 04/01/08................................  $      736
         8   9.00% due 03/01/21................................           9
                                                                 ----------
                                                                        745
                                                                 ----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.6%
    66,818   6.00% due 06/15/24 -- 11/15/31....................      67,160
    37,231   6.50% due 03/15/26 -- 06/15/28....................      38,181
   253,649   7.00% due 12/15/26 -- 05/15/32....................     263,920
       948   7.50% due 09/15/23 -- 09/15/30....................       1,009
    33,097   8.00% due 09/15/26 -- 02/15/31....................      35,260
       843   9.00% due 06/20/16 -- 01/15/23....................         927
        32   9.50% due 05/15/20................................          35
                                                                 ----------
                                                                    406,492
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             U.S. GOVERNMENT AGENCIES -- 0.0%
$  +50,000   Tennessee Valley Authority
               6.00% due 03/15/13..............................  $   51,935
                                                                 ----------

             U.S. TREASURY BONDS -- 4.5%
    +1,000   6.00% due 08/15/09................................       1,086
  +480,000   6.25% due 08/15/23................................     514,285
    +2,750   10.375 due 11/15/12...............................       3,535
                                                                 ----------

                                                                    518,906
                                                                 ----------

             U.S. TREASURY NOTES -- 8.0%
  +200,000   3.25% due 12/31/03................................     202,269
  +500,000   3.375% due 04/30/04...............................     505,275
    +8,000   4.625% due 05/16/06...............................       8,240
    +5,000   5.00% due 02/15/11................................       5,085
   +10,000   5.625% due 02/15/06...............................      10,652
  +100,000   6.50% due 08/15/05................................     108,906
   +10,000   6.625% due 05/15/07...............................      11,120
   +50,000   7.25% due 08/15/04................................      54,383
                                                                 ----------

                                                                    905,930
                                                                 ----------

             Total U.S. treasuries & federal
               agencies........................................  $1,884,008
                                                                 ==========

  SHARES
----------
WARRANTS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        6
      *@@0   @ Track Communications, Inc. .....................           0
                                                                 ----------

             Total warrants....................................  $        6
                                                                 ==========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 1.0%
             REPURCHASE AGREEMENT -- 1.0%
   111,341   Joint Repurchase Agreement (See Note 2(d))
               1.884% due 07/01/02.............................  $  111,341
                                                                 ----------

             Total short-term securities.......................  $  111,341
                                                                 ==========


                                                                MARKET
                                                                 VALUE
                                                              -----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $130,932).................................      1.2%  $   140,186
Total common stocks (cost $7,307,752).............     61.5     6,992,396
Total corporate notes (cost $2,023,371)...........     18.6     2,066,071
Total foreign/yankee bonds & notes
  (cost $100,737).................................      0.9       106,793
Total municipal bonds (cost $5,265)...............      0.0         5,453
Total U.S. treasuries & federal agencies
  (cost $1,829,663)...............................     16.1     1,884,009
Total warrants (cost $5)..........................      0.0             6
Total short-term securities
  (cost $111,341).................................      1.0       111,341
                                                     ------   -----------

Total investment in securities
  (total cost $11,509,066)........................     99.3    11,306,254
Cash, receivables and other assets................      0.9        76,375
Securities lending collateral
  (See Note 2(i)).................................     13.8     1,566,564
Payable for securities purchased..................     (0.1)      (11,123)
Payable for Fund shares redeemed..................     (0.1)       (8,980)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................    (13.8)   (1,566,564)
Other liabilities.................................     (0.0)         (709)
                                                     ------   -----------

Net assets........................................    100.0%  $11,361,817
                                                     ======   ===========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  7,000,000
  shares authorized; 5,486,507 shares
  outstanding.................................  $   548,651
Capital surplus...............................   11,344,292
Accumulated undistributed net investment
  income......................................      135,034
Accumulated undistributed net realized loss
  on investments..............................     (463,348)
Unrealized depreciation of investments........     (202,812)
                                                -----------

Net assets....................................  $11,361,817
                                                ===========



Class IA
Net asset value per share ($10,767,495 / 5,201,343
  shares outstanding) (6,500,000 shares
  authorized)......................................  $2.07
                                                     =====
Class IB
Net asset value per share ($594,322 / 285,164
  shares outstanding) (500,000 shares
  authorized)......................................  $2.08
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $213,866 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
$   4,000   California Infrastructure & Economic Development Bank
              Pacific Gas and
              Electric Co., Series 1997
              (Aaa Moody's) 6.48% due 12/26/09..........................  $  4,285
    1,100   Citibank Credit Card Master Trust l, Series 1999-7, Class B
              (A2 Moody's)
              6.90% due 11/15/06........................................     1,176
    7,600   Comed Transitional Funding Trust, Series 1998-1, Class A5
              (Aaa
              Moody's) 5.44% due 03/25/07...............................     7,913
      825   PP&L Transition Bond Co., LLC, Series 1999-1, Class A5 (Aaa
              Moody's) 6.83% due 03/25/07...............................       879
                                                                          --------
            Total collateralized mortgage obligations...................  $ 14,253
                                                                          ========
CORPORATE NOTES -- 38.5%
            BANKS -- 0.1%
$   2,350   Federal Home Loan Bank (Aaa Moody's)
              2.297% due 02/20/07.......................................  $  2,363
      500   St. Paul Bancorp, Inc. (A3 Moody's)
              7.125% due 02/15/04.......................................       527
                                                                          --------
                                                                             2,890
                                                                          --------
            BUSINESS SERVICES -- 0.0%
      500   Interpool, Inc. (BBB- Fitch)
              7.20% due 08/01/07........................................       485
                                                                          --------
            CHEMICALS -- 2.3%
    3,255   Equistar Chemicals LP (BB+ S&P)
              7.55% due 02/15/26........................................     2,352
   17,000   ICI Wilmington, Inc. (Baa2 Moody's)
              6.75% due 09/15/02........................................    17,080
      500   Lyondell Chemical Co. (Ba3 Moody's)
              9.875% due 05/01/07.......................................       479
    6,920   Millennium America, Inc. (BBB- S&P)
              7.625% due 11/15/26.......................................     5,674
    5,370   Olin Corp. (Baa3 Moody's)
              9.125% due 12/15/11.......................................     5,817
   13,125   Praxair, Inc. (AAA Fitch)
              4.75% due 07/15/07........................................    13,065
    2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moody's)
              6.75% due 09/01/07........................................     2,176
                                                                          --------
                                                                            46,643
                                                                          --------
            COMMUNICATIONS -- 5.2%
   @8,000   AT&T Corp. (Baa2 Moody's)
              8.00% due 11/15/31........................................     6,280
    8,600   AT&T Wireless Services, Inc. (Baa2 Moody's)
              7.50% due 05/01/07........................................     7,396
    1,700   British Telecommunications PLC (A- S&P)
              8.875% due 12/15/30.......................................     1,852
    3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
              7.50% due 11/15/95........................................     2,983
      500   Comcast Cable Communications (BBB+ Fitch)
              8.50% due 05/01/27........................................       524
    1,000   Continental Cablevision, Inc. (BBB+ S&P)
              9.50% due 08/01/13........................................     1,054

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            COMMUNICATIONS -- (CONTINUED)
$  11,725   Deutsche Telekom International Finance BV (Baa1 Moody's)
              9.25% due 06/01/32........................................  $ 11,819
    3,160   Global Crossing Holdings Ltd. (C Other)
              8.70% due 08/01/07........................................        32
   20,891   Global Crossing Holdings Ltd. (C Other)
              9.50% due 11/15/09........................................       209
    2,700   Global Crossing Holdings Ltd. (C Other)
              9.625% due 05/15/08.......................................        27
    4,400   HCA, Inc. (BBB- S&P)
              6.95% due 05/01/12........................................     4,484
   10,045   HCA, Inc. (BBB- S&P)
              7.125% due 06/01/06.......................................    10,536
   24,296   Lucent Technologies, Inc. (B2 Moody's)
              6.45% due 03/15/29........................................    12,512
    2,510   Lucent Technologies, Inc. (B+ S&P)
              6.50% due 01/15/28........................................     1,293
      750   NTL Communications Corp. (D S&P)
              0.00% due 10/01/08........................................       150
      300   NTL, Inc. (Ca Moody's)
              0.00% due 02/01/06........................................        80
    9,930   Nortel Networks Corp. (Ba3 Moody's)
              6.125% due 02/15/06.......................................     5,660
    5,935   Nortel Networks Corp. (Ba3 Moody's)
              6.875% due 09/01/23.......................................     2,968
      985   PanAmSat Corp. (Ba2 Moody's)
              6.875% due 01/15/28.......................................       779
      400   Psinet, Inc. (D S&P)
              11.00% due 08/01/09.......................................        39
   17,385   Qwest Capital Funding, Inc. (Ba2 Moody's)
              5.875% due 08/03/04.......................................    11,300
   18,925   Sprint Capital Corp. (BBB+ S&P)
              7.90% due 03/15/05........................................    16,305
      @@0   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09......................................         0
     @@17   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09......................................         0
    2,200   Williams Communications Group, Inc. (Ca Moody's)
              10.875% due 10/01/09......................................       182
   35,656   WorldCom, Inc. (CC Fitch)
              8.25% due 05/15/31........................................     5,348
      600   XO Communications, Inc. (Ca Moody's)
              0.00% due 12/01/09........................................         9
      300   XO Communications, Inc. (Ca Moody's)
              10.50% due 12/01/09.......................................         8
                                                                          --------
                                                                           103,829
                                                                          --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    9,075   Hewlett-Packard Co. (A3 Moody's)
              5.75% due 12/15/06........................................     9,167
                                                                          --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            CONSTRUCTION -- 0.1%
$   1,500   Bell Atlantic Maryland, Inc. (Aa2 Moody's)
              8.30% due 08/01/31........................................  $  1,628
                                                                          --------
            CONSUMER NON-DURABLES -- 0.6%
    3,300   Methanex Corp. (Ba1 Moody's)
              7.75% due 08/15/05........................................     3,267
   @9,490   Xerox Corp. (BB- Fitch)
              9.75% due 01/15/09........................................     7,782
                                                                          --------
                                                                            11,049
                                                                          --------
            ELECTRICAL EQUIPMENT -- 0.6%
    8,230   Rockwell International Corp. (A S&P)
              5.20% due 01/15/98........................................     5,481
    6,000   Rockwell International Corp. (A S&P)
              6.70% due 01/15/28........................................     5,573
                                                                          --------
                                                                            11,054
                                                                          --------
            ENERGY & SERVICES -- 4.6%
    4,725   Appalachian Power (Baa1 Moody's)
              2.61% due 08/20/03........................................     4,731
   12,910   Conoco, Inc. (Baa1 Moody's)
              6.35% due 10/15/11........................................    13,385
   10,925   Kerr-McGee Corp. (Baa2 Moody's)
              6.875% due 09/15/11.......................................    11,482
    5,000   Lasmo (USA), Inc. (AA S&P)
              7.50% due 06/30/06........................................     5,512
    6,800   Occidental Petroleum Corp. (Baa2 Moody's)
              7.375% due 11/15/08.......................................     7,459
    6,740   Ocean Energy, Inc. (Baa3 Moody's)
              7.25% due 10/01/11........................................     7,072
    1,000   Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08........................................       952
   14,375   Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28........................................    12,861
      250   Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.......................................       275
     +400   Swift Energy Co. (BS&P)
              10.25% due 08/01/09.......................................       390
      500   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.50% due 04/01/17........................................       496
    1,000   Tesoro Petroleum Corp. (B+ S&P)
              9.00% due 07/01/08........................................       910
    1,000   Tosco Corp. (A3 Moody's)
              8.125% due 02/15/30.......................................     1,177
    2,500   Union Oil Co. of California (Baa1 Moody's)
              9.375% due 02/15/11.......................................     2,977
   +6,500   Valero Energy Corp. (Baa2 Moody's)
              6.125% due 04/15/07.......................................     6,713
    1,750   Valero Energy Corp. (Baa2 Moody's)
              8.375% due 06/15/05.......................................     1,925
    2,850   Varco International, Inc. (BBB+ S&P)
              7.50% due 02/15/08........................................     2,988
      250   Williams Communications Group, Inc. (Ca Moody's)
              11.875% due 08/01/10......................................        19
   @2,200   Williams Cos., Inc. (The) (BBB Fitch)
              8.75% due 03/15/32........................................     1,792
    9,050   XTO Energy, Inc. (Ba2 Moody's)
              7.50% due 04/15/12........................................     9,231
                                                                          --------
                                                                            92,347
                                                                          --------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            FINANCIAL SERVICES -- 2.7%
+$  4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moody's)
              8.40% due 04/15/10........................................  $  4,840
      250   Boeing Capital Corp. (A+ S&P)
              6.10% due 03/01/11........................................       255
  @18,000   Bombardier Capital, Inc. (A3 Moody's)
              4.028% due 11/21/02.......................................    18,086
   @2,885   ERAC USA Finance Co. (Baa1 Moody's)
              8.25% due 05/01/05........................................     3,134
   21,750   Ford Motor Credit Co. (A3 Moody's)
              7.375% due 02/01/11.......................................    22,030
    5,900   NiSource Finance Corp. (BBB+ Fitch)
              7.875% due 11/15/10.......................................     6,098
                                                                          --------
                                                                            54,443
                                                                          --------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    8,120   Archer-Daniels-Midland Co. (A1 Moody's)
              6.95% due 12/15/97........................................     8,085
   10,110   ConAgra Foods, Inc. (Baa1 Moody's)
              7.50% due 09/15/05........................................    10,951
    3,750   ConAgra Foods, Inc. (Baa1 Moody's)
              7.00% due 10/01/28........................................     3,831
      250   Hercules, Inc. (Ba2 Moody's)
              11.125% due 11/15/07......................................       280
                                                                          --------
                                                                            23,147
                                                                          --------
            FOREST & PAPER PRODUCTS -- 4.0%
    2,750   Abitibi Consolidated, Inc. (Baa3 Moody's)
              8.30% due 08/01/05........................................     2,866
      250   Abitibi-Consolidated, Inc. (Baa3 Moody's)
              8.85% due 08/01/30........................................       244
   11,400   Boise Cascade Corp. (Baa3 Moody's)
              7.50% due 02/01/08........................................    11,562
    2,765   Champion International Corp. (Baa2 Moody's)
              7.20% due 11/01/26........................................     2,953
    8,330   Domtar, Inc. (Baa3 Moody's)
              7.875% due 10/15/11.......................................     9,039
      115   Georgia-Pacific Corp. (BBB- Fitch)
              8.875% due 05/15/31.......................................       108
    3,020   International Paper Co. (BBB+ Fitch)
              6.75% due 09/01/11........................................     3,145
    5,600   International Paper Co. (Baa2 Moody's)
              6.875% due 04/15/29.......................................     5,482
    4,500   Mead Corp. (The) (Baa2 Moody's)
              7.55% due 03/01/47........................................     4,306
   12,100   Potlatch Corp. (Baa3 Moody's)
              9.425% due 12/01/09.......................................    13,693

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$ @12,075   Weyerhaeuser Co. (A Fitch)
              5.50% due 03/15/05........................................  $ 12,406
    7,900   Weyerhaeuser Co. (A Fitch)
              5.95% due 11/01/08........................................     7,983
    6,300   Weyerhaeuser Co. (A Fitch)
              7.25% due 07/01/13........................................     6,816
                                                                          --------
                                                                            80,603
                                                                          --------
            HEALTH SERVICES -- 1.8%
    3,520   HEALTH SOUTH Corp. (BBB- S&P)
              6.875% due 06/15/05.......................................     3,510
     +555   HEALTH SOUTH Corp. (BB+ S&P)
              10.75% due 10/01/08.......................................       613
    6,540   Manor Care, Inc. (Ba1 Moody's)
              7.50% due 06/15/06........................................     6,761
    1,120   Manor Care, Inc. (Ba1 Moody's)
              8.00% due 03/01/08........................................     1,155
   23,800   Tenet Healthcare Corp. (BBB S&P)
              5.375% due 11/15/06.......................................    24,049
                                                                          --------
                                                                            36,088
                                                                          --------
            HOTELS & GAMING -- 0.9%
  @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB- S&P)
              7.375% due 05/01/07.......................................    17,855
                                                                          --------
            INSURANCE -- 1.2%
      700   Aetna, Inc. (BBB+ Fitch)
              7.375% due 03/01/06.......................................       734
    7,800   Aetna, Inc. (BBB+ Fitch)
              7.875% due 03/01/11.......................................     8,216
    5,400   Humana, Inc. (BBB S&P)
              7.25% due 08/01/06........................................     5,639
    4,300   Trenwick Group, Inc. (BBB- S&P)
              6.70% due 04/01/03........................................     3,987
    5,815   Wellpoint Health Networks, Inc. (A- S&P)
              6.375% due 06/15/06.......................................     6,122
                                                                          --------
                                                                            24,698
                                                                          --------
            MEDIA & ENTERTAINMENT -- 2.2%
      800   British Sky Broadcasting Group PLC (Ba1 Moody's)
              8.20% due 07/15/09........................................       786
   +8,700   Marconi Corp., PLC (Ca Moody's)
              7.75% due 09/15/10........................................     2,610
   30,992   Marconi Corp., PLC (C S&P)
              8.375% due 09/15/30.......................................     9,298
   14,850   News America Holdings, Inc. (BBB Fitch)
              7.75% due 12/01/45........................................    13,860
    1,000   News America Holdings, Inc. (BBB Fitch)
              8.875% due 04/26/23.......................................     1,059

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$   3,660   Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10........................................  $  3,727
   12,935   USA Networks, Inc. (BBB S&P)
              6.75% due 11/15/05........................................    13,380
                                                                          --------
                                                                            44,720
                                                                          --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    3,600   Apogent Technologies, Inc. (BBB S&P)
              8.00% due 04/01/11........................................     3,978
                                                                          --------
            METALS, MINERALS & MINING -- 3.3%
   11,750   Alcan, Inc. (A2 Moody's)
              7.25% due 03/15/31........................................    12,694
    8,400   Barrick Gold Finance, Inc. (A S&P)
              7.50% due 05/01/07........................................     9,099
    2,765   Newmont Mining Corp. (BBB S&P)
              8.625% due 05/15/11.......................................     3,110
   +3,440   Noranda, Inc. (Baa3 Moody's)
              7.00% due 07/15/05........................................     3,547
    2,790   Phelps Dodge Corp. (BBB+ Fitch)
              8.75% due 06/01/11........................................     2,878
   17,950   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31........................................    18,452
    3,600   Placer Dome, Inc. (BBB+ S&P)
              7.125% due 05/15/03.......................................     3,701
    7,300   Placer Dome, Inc. (Baa2 Moody's)
              7.125% due 06/15/07.......................................     7,691
    5,540   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.375% due 07/01/05.......................................     5,839
                                                                          --------
                                                                            67,011
                                                                          --------
            RESEARCH & TESTING FACILITIES -- 0.2%
    4,285   Quest Diagnostics, Inc. (Baa3 Moody's)
              6.75% due 07/12/06........................................     4,489
                                                                          --------
            SOFTWARE & SERVICES -- 1.9%
   20,200   AOL Time Warner, Inc. (Baa1 Moody's)
              6.15% due 05/01/07........................................    19,296
    7,800   CRH America, Inc. (A- Fitch)
              6.95% due 03/15/12........................................     8,203
   10,000   Computer Sciences Corp. (A2 Moody's)
              6.75% due 06/15/06........................................    10,585
                                                                          --------
                                                                            38,084
                                                                          --------
            TRANSPORTATION -- 1.4%
   @1,550   American Airlines, Inc. (AA S&P)
              7.858% due 10/01/11.......................................     1,682
    1,300   Delta Air Lines, Inc. (Baa2 Moody's)
              10.50% due 04/30/16.......................................     1,265
    4,500   FedEx Corp. (Baa2 Moody's)
              6.625% due 02/12/04.......................................     4,688
    2,750   Sequa Corp. (BB+ Fitch)
              8.875% due 04/01/08.......................................     2,750
    1,720   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08........................................     1,797

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
$   4,348   US Airways Group, Inc. (A+ S&P)
              6.76% due 04/15/08........................................  $  4,228
    8,500   Union Pacific Corp. (BBB+ Fitch)
              6.625% due 02/01/08.......................................     8,962
    3,885   United Air Lines, Inc. (B- S&P)
              9.75% due 08/15/21........................................     1,943
                                                                          --------
                                                                            27,315
                                                                          --------
            UTILITIES -- 3.5%
    1,750   Cleveland Electric Illuminating Co. (Aaa Moody's)
              7.13% due 07/01/07........................................     1,904
    8,225   Consolidated Natural Gas Co. (A3 Moody's)
              5.375% due 11/01/06.......................................     8,254
    3,875   Detroit Edison Co. (The) (A3 Moody's)
              6.125% due 10/01/10.......................................     3,862
   12,000   El Paso Electric Co. (Baa2 Moody's)
              7.625% due 09/01/08.......................................    12,034
  @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
              3.098% due 06/02/03.......................................    10,013
    2,850   Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.......................................     2,864
    3,100   PacifiCorp. (A S&P)
              6.12% due 01/15/06........................................     3,239
    4,000   Public Service Electric & Gas Co. (Aaa Moody's)
              7.00% due 09/01/24........................................     3,997
      500   Reliastar Financial Corp. (Aa3 Moody's)
              8.00% due 10/30/06........................................       552
      850   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.00% due 10/15/28........................................       764
    3,325   Transcontinental Gas Pipe LN (BBB+ Fitch)
              6.125% due 01/15/05.......................................     3,170
    4,500   Transcontinental Gas Pipe LN (BBB+ Fitch)
              7.25% due 12/01/26........................................     3,486
  @11,000   Transcontinental Gas Pipe LN (BBB+ Fitch)
              8.875% due 07/15/12.......................................    10,733
    6,435   Westar Energy, Inc. (B1 Moody's)
              7.25% due 08/15/02........................................     6,434
                                                                            71,306
                                                                          --------
            Total corporate notes.......................................  $772,829
                                                                          ========
FOREIGN/YANKEE BONDS & NOTES -- 8.2%
            FOREIGN CORPORATIONS -- 4.2%
$  10,510   AT&T Canada, Inc. (Ca Moody's)
              7.625% due 03/15/05.......................................  $  1,261
      125   Asia Global Crossing Ltd. (Ca Moody's)
              13.375% due 10/15/10......................................        25

PRINCIPAL                                                                   MARKET
AMOUNT (I)                                                                  VALUE
----------                                                                 --------
             FOREIGN CORPORATIONS -- (CONTINUED)
$ @@1,008    Australia Media Ltd. (D S&P)
               15.75% due 05/15/03.......................................        --
   10,215    France Telecom S.A. (BBB+ S&P)
               9.00% due 03/01/31........................................  $  9,035
    7,200    Inco Ltd. (Baa3 Moody's)
               7.75% due 05/15/12........................................     7,434
    3,295    KPNQwest N.V. (D S&P)
               8.125% due 06/01/09.......................................        16
   @1,925    Nortel Networks Corp. (Ba3 Moody's)
               4.25% due 09/01/08........................................       931
   +8,170    Nova Chemicals Ltd. (Baa3 Moody's)
               7.00% due 05/15/06........................................     8,153
    4,250    Nova Chemicals Ltd. (Baa3 Moody's)
               7.875% due 09/15/25.......................................     3,600
    8,500    PanCanadian Energy Corp. (A- S&P)
               7.20% due 11/01/31........................................     8,582
     +500    PanCanadian Energy Corp. (A- S&P)
               7.20% due 11/01/31........................................       505
   25,500    PanCanadian Petroleum (A- S&P)
               6.30% due 11/01/11........................................    25,631
    5,630    Petroleum Geo-Services ASA (Baa3 Moody's)
               7.125% due 03/30/28.......................................     3,772
    4,515    Petroleum Geo-Services ASA (Baa3 Moody's)
               8.15% due 07/15/29........................................     3,161
    4,235    Potash Corp. Saskatchewan (BBB+ S&P)
               7.125% due 06/15/07.......................................     4,569
    7,515    Potash Corp. Saskatchewan (BBB+ S&P)
               7.75% due 05/31/11........................................     8,368
     +500    eKabel Holdings GmbH (Ca Moody's)
               14.50% due 09/01/10.......................................       123
                                                                           --------
                                                                             85,166
                                                                           --------
             FOREIGN GOVERNMENTS -- 4.0%
EUR34,850    Deutsche Bundesrepublik (Aaa Moody's)
               6.00% due 09/15/03........................................    35,307
EUR24,907    France BTAN (AAA S&P)
               4.50% due 07/12/03........................................    24,791
EUR 8,900    Republic of Italy (Aa2 Moody's)
               4.75% due 04/15/03........................................     8,868
GBP 6,170    UK Treasury Gilt (Aaa Moody's)
               8.00% due 06/10/03........................................     9,722
                                                                             78,688
                                                                           --------
             Total foreign/yankee bonds & notes..........................  $163,854
                                                                           ========
 SHARES
----------
PREFERRED STOCKS -- 0.1%
             ELECTRONICS -- 0.1%
      @53    Xerox Corp. (B3 Moody's)....................................  $  2,884
                                                                           --------
             Total preferred stocks......................................  $  2,884
                                                                           ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                     VALUE
----------                                                                 --------
U.S. TREASURIES & FEDERAL AGENCIES -- 45.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.1%
$ 143,987    6.00% due 07/01/12 -- 07/01/16..............................  $147,603
      260    6.30% due 04/01/08..........................................       275
    2,775    6.48% due 12/01/05..........................................     2,947
    1,777    6.50% due 11/01/14..........................................     1,849
   26,891    7.50% due 06/01/27 -- 09/01/31..............................    28,253
      729    7.50% due 10/01/22 -- 02/01/31..............................       768
                                                                           --------
                                                                            181,695
                                                                           --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 21.7%
   44,661    6.00% due 01/15/32 -- 07/15/32..............................    44,673
  299,056    6.50% due 04/15/31 -- 06/15/32..............................   305,735
   82,061    7.00% due 07/15/28 -- 01/15/32..............................    85,377
       13    9.50% due 10/15/19..........................................        14
                                                                           --------
                                                                            435,799
                                                                           --------
             U.S. TREASURY BONDS -- 4.8%
  +19,100    5.375% due 02/15/31.........................................    18,703
  +51,900    6.00% due 08/15/09..........................................    56,378
  +20,220    6.25% due 05/15/30..........................................    21,903
                                                                           --------
                                                                             96,984
                                                                           --------
             U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.1%
  +56,811    4.25% due 01/15/10..........................................    61,649
                                                                           --------
             U.S. TREASURY NOTES -- 6.4%
   +4,600    3.50% due 11/15/06..........................................     4,518
  +15,000    4.375% due 05/15/07.........................................    15,206
  +45,900    4.875% due 02/15/12.........................................    46,072
  +24,300    5.00% due 02/15/11 -- 08/15/11..............................    24,701
   +2,150    5.50% due 05/15/09..........................................     2,275
  +20,390    5.75% due 11/15/05 -- 08/15/10..............................    21,776
  +11,300    6.50% due 10/15/06 -- 02/15/10..............................    12,470
   +1,300    6.625% due 05/15/07.........................................     1,446
                                                                            128,464
                                                                           --------
             Total U.S. treasuries & federal agencies....................  $904,591
                                                                           ========
 SHARES
----------
WARRANTS -- 0.0%
     *@@1    Iridium World Communications, Inc...........................  $      0
                                                                           --------
             Total warrants..............................................  $      0
                                                                           ========
PRINCIPAL
 AMOUNTS
----------
SHORT-TERM SECURITIES -- 4.9%
             REPURCHASE AGREEMENT -- 4.9%
$  99,004    Joint Repurchase Agreement (See Note
               2(d)) 1.905% due 07/01/02.................................  $ 99,004
                                                                           --------
             Total short-term securities.................................  $ 99,004
                                                                           ========

                                                                         MARKET
                                                                         VALUE
                                                                       ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $13,624)............................................     0.7%  $   14,253
Total corporate notes (cost $807,105).......................    38.5      772,829
Total foreign/yankee bonds & notes
  (cost $163,535)...........................................     8.2      163,854
Total preferred stocks (cost $2,670)........................     0.1        2,884
Total U.S. treasuries & federal agencies
  (cost $890,340)...........................................    45.1      904,591
Total warrants (cost $97)...................................     0.0            0
Total short-term securities (cost $99,004)..................     4.9       99,004
                                                               -----   ----------
Total investment in securities (total cost
  $1,976,375)...............................................    97.5    1,957,415
Cash, receivables and other assets..........................     4.1       80,448
Securities lending collateral (See Note
  2(i)).....................................................    15.3      307,139
Payable for securities purchased............................    (1.5)     (29,897)
Payable for Fund shares redeemed............................    (0.0)         (57)
Securities lending collateral payable to
  brokers (See Note 2(i))...................................   (15.3)    (307,139)
Other liabilities...........................................    (0.1)      (1,815)
                                                               -----   ----------
Net assets..................................................   100.0%  $2,006,094
                                                               =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 3,000,000
  shares authorized; 1,802,916 shares outstanding...........   $  180,292
Capital surplus.............................................    1,782,870
Accumulated undistributed net investment income.............       51,273
Accumulated undistributed net realized gain
  on investments............................................       10,255
Unrealized depreciation of investments......................      (18,960)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@@.............................         (103)
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          467
                                                               ----------
Net assets..................................................   $2,006,094
                                                               ==========


Class IA
  Net asset value per share ($1,777,800 / 1,597,194 shares
    outstanding) (2,400,000 shares authorized)..............  $1.11
                                                              =====
Class IB
  Net asset value per share ($228,294 / 205,722 shares
    outstanding) (600,000 shares authorized)................  $1.11
                                                              =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $93,578 or 4.7% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

  (I)  All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

      @@@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $20,125            $20,000          7/1/2002             $(125)
EURO (Sell)                      9,978             10,000          7/2/2002                22
                                                                                        -----
                                                                                        $(103)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 27.9%
$  20,000   Abbey National North America
              2.09% due 11/04/02..............................  $   19,854
   15,000   Bradford & Bingley Building PLC
              1.96% due 08/02/02..............................      14,974
   21,000   Cargill, Inc.
              1.92% due 08/12/02..............................      20,953
   10,000   Caterpillar Financial Services, Inc.
              1.91% due 07/11/02..............................       9,995
    3,000   Caterpillar Financial Services, Inc.
              1.94% due 08/06/02..............................       2,994
   21,000   Diageo Capital PLC
              2.86% due 03/18/03..............................      20,566
   50,000   Federal Home Loan Bank
              1.76% due 07/31/02..............................      49,927
   30,000   Federal National Mortgage Association
              1.76% due 07/17/02..............................      29,977
   21,500   Federal National Mortgage Association
              1.88% due 08/07/02..............................      21,458
   17,100   Freddie Mac
              1.715% due 08/09/02.............................      17,068
   20,900   Freddie Mac
              1.715% due 08/15/02.............................      20,855
   22,000   Freddie Mac
              1.87% due 08/02/02..............................      21,963
   31,500   Gannett Co., Inc.
              1.77% due 07/08/02..............................      31,489
   15,000   Goldman Sachs Group, Inc. (The)
              1.92% due 08/13/02..............................      14,966
   15,500   Goldman Sachs Group, Inc. (The)
              1.94% due 08/05/02..............................      15,471
   34,000   Halifax PLC
              1.84% due 07/25/02..............................      33,958
   43,000   Johnson & Johnson
              1.77% due 07/18/02..............................      42,964
   22,000   Lehman Brothers Holdings, Inc.
              1.91% due 07/12/02..............................      21,987
   32,000   Lehman Brothers Holdings, Inc.
              2.01% due 08/21/02..............................      31,909
   23,000   Nationwide Building Soceity
              1.94% due 08/09/02..............................      22,952
   25,000   Nestle Capital Corp.
              1.93% due 08/07/02..............................      24,950
   22,000   Nordea North America, Inc.
              2.53% due 12/11/02..............................      21,748
   21,000   Svenska Handelsbanken, Inc.
              2.23% due 09/25/02..............................      20,888
   15,000   Swedbank
              2.04% due 09/30/02..............................      14,923
   28,000   Swedbank
              2.53% due 12/13/02..............................      27,675
   20,000   UBS Finance (Deleware), Inc.
              2.07% due 09/04/02..............................      19,925
   32,000   Washington Post Co.
              1.92% due 08/06/02..............................      31,939
                                                                ----------

                                                                   628,328
                                                                ----------

            Total commercial paper............................  $  628,328
                                                                ==========


PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 59.1%
$  30,000   Abbey National North America
              1.78% due 08/19/02..............................  $   29,927
    9,000   Abbott Laboratories
              1.75% due 08/02/02..............................       8,986
   44,750   Abbott Laboratories
              1.76% due 07/10/02..............................      44,730
   50,000   American Express Credit Corp.
              1.75% due 08/27/02..............................      49,861
   40,000   Bradford & Bingley Building PLC
              1.93% due 10/17/02..............................      39,768
   36,000   Bristol-Myers Squibb Co.
              1.75% due 07/29/02..............................      35,951
   10,000   Caterpillar Financial Services, Inc.
              1.75% due 08/19/02..............................       9,976
   27,000   Caterpillar Financial Services, Inc.
              1.78% due 07/22/02..............................      26,972
    7,000   Coca-Cola Co. (The)
              1.75% due 07/08/02..............................       6,998
   25,000   Emerson Electric Co.
              1.76% due 08/23/02..............................      24,935
   22,000   Gannett Co., Inc.
              1.77% due 08/20/02..............................      21,946
   21,500   General Electric Capital Corp.
              5.375% due 01/15/03.............................      21,838
   32,000   General Electric Capital Corp.
              7.00% due 02/03/03..............................      32,781
   15,000   Gillette Co. (The)
              1.75% due 09/06/02..............................      14,951
   20,000   Goldman Sachs Group, Inc. (The)
              2.053% due 11/21/02.............................      20,012
    3,000   Goldman Sachs Group, Inc. (The)
              2.083% due 08/21/02.............................       3,001
   11,500   Halifax PLC
              1.79% due 07/03/02..............................      11,499
  @27,000   Honda Motor Corp.
              2.015% due 01/13/03.............................      27,005
  @23,000   Honda Motor Corp.
              2.04% due 10/09/02..............................      23,000
   40,000   International Lease Finance
              1.81% due 08/14/02..............................      39,912
   10,000   Johnson & Johnson
              1.77% due 08/14/02..............................       9,978
   41,500   Key Bank N.A.
              2.00% due 02/07/03..............................      41,533
   29,000   Merrill Lynch & Co., Inc.
              2.079% due 10/21/02.............................      29,020
   32,000   Morgan (J.P.) Chase & Co.
              2.006% due 03/06/03.............................      32,032
   17,000   Morgan (J.P.) Chase & Co.
              2.02% due 02/20/03..............................      17,019

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
$  10,000   Morgan (J.P.) Chase & Co., Inc.
              2.046% due 01/30/03.............................  $   10,010
   13,000   Morgan Stanley Dean Witter & Co.
              2.06% due 10/15/02..............................      13,005
   40,000   Morgan Stanley Dean Witter & Co...................
              2.103% due 02/21/03                                   40,069
  @20,000   Nationwide Building Society
              1.84% due 02/14/03..............................      20,000
   28,000   Nordea North America, Inc.
              1.78% due 07/08/02..............................      27,990
   25,000   Old Line Funding Corp.
              1.78% due 07/02/02..............................      24,999
   21,000   Old Line Funding Corp.
              1.79% due 08/15/02..............................      20,953
   10,000   Pfizer, Inc.
              1.75% due 07/24/02..............................       9,989
   42,000   Province of Quebec
              1.92% due 11/01/02..............................      41,724
  @32,000   SBC Communications, Inc.
              1.857% due 03/14/03.............................      32,000
    6,000   Salomon Smith Barney Holdings
              2.08% due 07/24/02..............................       6,001
   54,000   Salomon Smith Barney Holdings
              1.78% due 09/16/02..............................      53,795
    9,000   Sara Lee Corp.
              1.82% due 07/25/02..............................       8,989
   10,000   Sara Lee Corp.
              1.83% due 07/24/02..............................       9,988
   14,000   Sara Lee Corp.
              1.83% due 07/29/02..............................      13,980
   60,000   State Street Corp.
              1.76% due 09/03/02..............................      59,812
   20,000   Svenska Handelsbanken, Inc.
              1.77% due 08/29/02..............................      19,942
   30,000   Toronto-Dominion Holdings Corp.
              1.82% due 10/07/02..............................      29,851
   43,000   Toyota Motor Credit Corp.
            1.92% due 10/11/02................................      42,998
   21,000   US Bancorp
              2.113% due 11/01/02.............................      21,018
   43,000   Unilever
              2.06% due 10/24/02..............................      43,019
   49,000   Wal-Mart Stores
              1.75% due 07/23/02..............................      48,948
   17,000   Washington Post Co.
              1.78% due 09/09/02..............................      16,941
   12,000   Wells Fargo & Co.
              1.77% due 07/22/02..............................      11,988
   42,000   Wells Fargo & Co.
              1.77% due 08/26/02..............................      41,884
   15,500   Wyeth
              1.88% due 07/16/02..............................      15,488
   21,000   Wyeth
              1.90% due 07/15/02..............................      20,984
                                                                ----------

                                                                 1,329,996
                                                                ----------

            Total corporate notes.............................  $1,329,996
                                                                ==========

REPURCHASE AGREEMENT -- 7.8%
$ 175,923   Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $  175,923
                                                                ----------

            Total repurchase agreement........................  $  175,923
                                                                ==========



DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $628,328)............................    27.9%  $  628,328
Total corporate notes (cost
  $1,329,996)..........................    59.1    1,329,996
Total short-term securities (cost
  $175,923)............................     7.8      175,923
                                         ------   ----------

Total investment in securities
  (total cost $2,134,247)..............    94.8    2,134,247
Cash, receivables and other assets.....     5.3      119,298
Payable for fund shares redeemed.......     0.0         (428)
Dividends payable......................    (0.1)      (2,399)
Other liabilities......................     0.0          (24)
                                         ------   ----------

Net assets.............................   100.0%  $2,250,694
                                         ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 2,250,694 shares
  outstanding..................................  $  225,068
Capital surplus................................   2,025,626
                                                 ----------
Net assets.....................................  $2,250,694
                                                 ==========


Class IA
  Shares of beneficial interest outstanding,
    $0.10 par value 3,000,000 shares authorized
      (Net assets $2,053,113)...................  2,053,113
                                                  =========
  Net asset value...............................      $1.00
                                                  =========
Class IB
  Shares of beneficial interest outstanding,
    $0.10 par value 1,000,000 shares authorized
      (Net assets $197,581).....................    197,581
                                                  =========
                                                      $1.00
                                                  =========


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $102,005 or 4.5% of net assets.

The accompanying notes are an integral part of this financial statement.

                      [This Page Intentionally Left Blank]

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        HARTFORD
                                                                 HARTFORD               CAPITAL
                                                              SMALL COMPANY           APPRECIATION
                                                              HLS FUND, INC.         HLS FUND, INC.
                                                              --------------         --------------
INVESTMENT INCOME:
  Dividends.................................................    $   1,334             $    53,886
  Interest..................................................          516                   8,365
  Securities lending........................................          218                   1,016
  Less: Foreign tax withheld................................          (89)                 (1,419)
                                                                ---------             -----------
    Total investment income, net............................        1,979                  61,848
                                                                ---------             -----------
EXPENSES:
  Investment advisory fees..................................        2,116                  18,942
  Administrative services fees..............................          812                   8,710
  Accounting services.......................................           81                     871
  Custodian fees, gross.....................................           18                     570
  Board of Directors fees...................................            2                      19
  Distribution Fees -- Class IB.............................           82                     552
  Other expenses............................................           38                     404
                                                                ---------             -----------
    Total expenses, (before waivers and offsets)............        3,149                  30,068
  Custodian fees offset.....................................            3                      12
  Distribution Fees -- Class IB waived......................           15                      99
                                                                ---------             -----------
    Total expenses net......................................        3,131                  29,957
                                                                ---------             -----------
  Net investment income (loss)..............................       (1,152)                 31,891
                                                                ---------             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........       (5,286)               (706,610)
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         (106)                   (672)
  Net realized gain (loss) on foreign currency
    transactions............................................          234                    (250)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (96,135)               (710,788)
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................           (1)                 (1,744)
  Net unrealized appreciation on translation of other assets
    and liabilities in foreign currencies...................           13                     345
                                                                ---------             -----------
  Net realized and unrealized gain (loss) on investments....     (101,281)             (1,419,719)
                                                                ---------             -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $(102,433)            $(1,387,828)
                                                                =========             ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                          HARTFORD
     INTERNATIONAL       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
     OPPORTUNITIES        STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
     HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
     --------------   --------------   --------------   --------------   --------------   --------------
        $ 10,774       $    48,768       $  34,280       $    52,095        $    202         $    --
             910             1,244           1,805           121,614          55,620          21,221
             546                91             141             1,825             366              --
          (1,223)               --            (390)               --            (118)             --
        --------       -----------       ---------       -----------        --------         -------
          11,007            50,103          35,836           175,534          56,070          21,221
        --------       -----------       ---------       -----------        --------         -------
           2,406             9,642           7,860            25,985           2,448           2,513
             935             7,540           3,495            12,024           1,785           2,010
              94               754             349             1,202             178             201
             326                 6               6                 4              15               1
               4                21               8                32               4               4
              30               355             246               713             228             186
              87               458             182               663              89             106
        --------       -----------       ---------       -----------        --------         -------
           3,882            18,776          12,146            40,623           4,747           5,021
               1                 2               2                (6)              6              --
               5                66              42               129              39              37
        --------       -----------       ---------       -----------        --------         -------
           3,876            18,708          12,102            40,500           4,702           4,984
        --------       -----------       ---------       -----------        --------         -------
           7,131            31,395          23,734           135,034          51,368          16,237
        --------       -----------       ---------       -----------        --------         -------
         (30,853)         (247,473)         65,001          (157,686)         10,862              80
             (92)               --              --                --             203              --
          (1,429)               --              28                --             (64)             --
           8,954        (1,107,576)       (242,370)       (1,226,129)        (18,737)             --
              27                --              --                --            (103)             --
           1,164                --              --                --             402              --
        --------       -----------       ---------       -----------        --------         -------
         (22,229)       (1,355,049)       (177,341)       (1,383,815)         (7,437)             80
        --------       -----------       ---------       -----------        --------         -------
        $(15,098)      $(1,323,654)      $(153,607)      $(1,248,781)       $ 43,931         $16,317
        ========       ===========       =========       ===========        ========         =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD         HARTFORD
                                                                  SMALL           CAPITAL
                                                                 COMPANY        APPRECIATION
                                                              HLS FUND, INC.   HLS FUND, INC.
                                                              --------------   --------------
OPERATIONS:
  Net investment income (loss)..............................    $  (1,152)      $    31,891
  Net realized gain (loss) on investments...................       (5,158)         (707,532)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (96,123)         (712,187)
                                                                ---------       -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (102,433)       (1,387,828)
                                                                ---------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --            (5,543)
    Class IB................................................           --              (303)
  From net realized gain on investments
    Class IA................................................           --                --
    Class IB................................................           --                --
                                                                ---------       -----------
    Total distributions.....................................           --            (5,846)
                                                                ---------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       32,526          (134,975)
    Class IB................................................       18,444           142,410
                                                                ---------       -----------
  Net increase (decrease) from capital share transactions...       50,970             7,435
                                                                ---------       -----------
  Net increase (decrease) in net assets.....................      (51,463)       (1,386,239)
NET ASSETS:
  Beginning of period.......................................      804,624         9,127,841
                                                                ---------       -----------
  End of period.............................................    $ 753,161       $ 7,741,602
                                                                =========       ===========
  Accumulated undistributed net investment income (loss)....    $  (1,152)      $    31,877
                                                                =========       ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                          HARTFORD
    INTERNATIONAL       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
    OPPORTUNITIES        STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   --------------   --------------   --------------   --------------
      $    7,131      $    31,395       $   23,734      $   135,034       $   51,368       $   16,237
         (32,374)        (247,473)          65,029         (157,686)          11,001               80
          10,145       (1,107,576)        (242,370)      (1,226,129)         (18,438)              --
      ----------      -----------       ----------      -----------       ----------       ----------
         (15,098)      (1,323,654)        (153,607)      (1,248,781)          43,931           16,317
      ----------      -----------       ----------      -----------       ----------       ----------
          (8,285)          (3,289)          (1,905)        (207,678)         (71,918)         (15,112)
            (182)            (123)            (126)         (10,878)          (9,028)          (1,205)
              --               --         (156,583)              --          (21,013)              --
              --               --          (11,349)              --           (2,682)              --
      ----------      -----------       ----------      -----------       ----------       ----------
          (8,467)          (3,412)        (169,963)        (218,556)        (104,641)         (16,317)
      ----------      -----------       ----------      -----------       ----------       ----------
         (67,977)        (304,667)         333,455          324,621          281,587          185,592
           2,696           57,875          103,571          146,764           83,265           45,453
      ----------      -----------       ----------      -----------       ----------       ----------
         (65,281)        (246,792)         437,026          471,385          364,852          231,045
      ----------      -----------       ----------      -----------       ----------       ----------
         (88,846)      (1,573,858)         113,456         (995,952)         304,142          231,045
         964,211        8,106,118        3,344,621       12,357,769        1,701,952        2,019,649
      ----------      -----------       ----------      -----------       ----------       ----------
      $  875,365      $ 6,532,260       $3,458,077      $11,361,817       $2,006,094       $2,250,694
      ==========      ===========       ==========      ===========       ==========       ==========
      $4,887,242      $ 1,614,592       $   23,734      $   135,034       $   51,273       $       --
      ==========      ===========       ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD       HARTFORD
                                                                SMALL        CAPITAL
                                                               COMPANY     APPRECIATION
                                                              HLS FUND    HLS FUND, INC.
                                                              ---------   --------------
OPERATIONS:
  Net investment income.....................................  $    129     $    53,224
  Net realized gain (loss) on investments...................  (175,575)       (288,833)
  Net unrealized appreciation (depreciation) of
    investments.............................................    27,855        (475,247)
                                                              ---------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (147,591)       (710,856)
                                                              ---------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        --         (58,347)
    Class IB................................................        --          (2,187)
  From net realized gain on investments
    Class IA................................................   (55,117)     (2,589,918)
    Class IB................................................    (3,553)        (72,932)
                                                              ---------    -----------
    Total distributions.....................................   (58,670)     (2,723,384)
                                                              ---------    -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................    32,931       2,491,922
    Class IB................................................    28,101         352,203
                                                              ---------    -----------
  Net increase from capital share transactions..............    61,032       2,844,125
                                                              ---------    -----------
  Net increase (decrease) in net assets.....................  (145,229)       (590,115)
NET ASSETS:
  Beginning of period.......................................   949,853       9,717,956
                                                              ---------    -----------
  End of period.............................................  $804,624     $ 9,127,841
                                                              =========    ===========
  Accumulated undistributed net investment income...........  $     --     $     5,832
                                                              =========    ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                          HARTFORD                                           HARTFORD
    INTERNATIONAL       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD          MONEY
    OPPORTUNITIES        STOCK            GROWTH          ADVISERS           BOND            MARKET
    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   --------------   --------------   --------------   --------------
      $   12,269      $    68,757       $   53,102      $   318,895       $   79,861       $   60,211
        (213,046)        (285,529)         167,623         (306,000)          51,546               21
         (21,944)        (985,086)        (356,245)        (657,976)         (23,608)              --
      ----------      -----------       ----------      -----------       ----------       ----------
        (222,721)      (1,201,858)        (135,520)        (645,081)         107,799           60,232
      ----------      -----------       ----------      -----------       ----------       ----------
          (1,384)         (63,165)         (49,560)        (352,611)         (59,005)         (57,052)
             (67)          (1,835)          (2,179)          (8,681)          (3,698)          (3,180)
        (154,454)        (641,294)        (201,137)        (617,329)              --               --
          (3,867)         (15,953)          (5,550)         (19,622)              --               --
      ----------      -----------       ----------      -----------       ----------       ----------
        (159,772)        (722,247)        (258,426)        (998,243)         (62,703)         (60,232)
      ----------      -----------       ----------      -----------       ----------       ----------
          (9,160)         126,867          384,922            5,781          473,934          625,245
          10,573          177,261          128,373          312,558          118,328          115,859
      ----------      -----------       ----------      -----------       ----------       ----------
           1,413          304,128          513,295          318,339          592,262          741,104
      ----------      -----------       ----------      -----------       ----------       ----------
        (381,080)      (1,619,977)         119,349       (1,324,985)         637,358          741,104
       1,345,291        9,726,095        3,225,272       13,682,754        1,064,594        1,278,545
      ----------      -----------       ----------      -----------       ----------       ----------
      $  964,211      $ 8,106,118       $3,344,621      $12,357,769       $1,701,952       $2,019,649
      ==========      ===========       ==========      ===========       ==========       ==========
      $    8,428      $     3,412       $    2,031      $   218,556       $   80,851       $       --
      ==========      ===========       ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     The Funds, which have different investment goals and policies, are described below.

    Hartford Small Company HLS Fund, Inc.                  Seeks growth of capital by investing primarily in
                                                           stocks selected on the basis of potential for capital
                                                           appreciation by investing at least 80% of its assets in
                                                           common stocks of companies with market capitalizations
                                                           within the range represented by the Russell 2000 Index.
    Hartford Capital Appreciation HLS Fund, Inc.           Seeks growth of capital by investing primarily in
                                                           stocks selected on the basis of potential for capital
                                                           appreciation by investing at least 65% of its assets in
                                                           common stocks of small, medium and large companies.
    Hartford International Opportunities HLS Fund, Inc.    Seeks growth of capital by investing at least 65% of
                                                           its assets in stocks issued by non-U.S. companies which
                                                           trade in foreign markets.
    Hartford Stock HLS Fund, Inc.                          Seeks long-term growth of capital, with income as a
                                                           secondary consideration, by investing at least 80% of
                                                           its assets in the common stocks of high-quality
                                                           companies.
    Hartford Dividend and Growth HLS Fund, Inc.            Seeks a high level of current income consistent with
                                                           growth of capital by investing primarily in stocks.
    Hartford Advisers HLS Fund, Inc.                       Seeks maximum long-term total return by investing in
                                                           common stocks and other equity securities, debt
                                                           securities and money market instruments.
    Hartford Bond HLS Fund, Inc.                           Seeks a high level of current income, consistent with a
                                                           competitive total return, as compared to bond funds
                                                           with similar investment objectives and policies, by
                                                           investing primarily in debt securities.
    Hartford Money Market HLS Fund, Inc.                   Seeks maximum current income consistent with liquidity
                                                           and preservation of capital.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in a $1,203,555 joint repurchase agreement dated 06/28/02 with State Street

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         Bank, 1.884% due 07/01/02. This joint repurchase agreement is collateralized by $1,227,842 U.S. Treasury Bonds 5.25% - 12.00% due 08/15/2013 - 08/15/2029, The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Small Company HLS Fund, Inc. ......................  $ 41,876
        Hartford Capital Appreciation HLS Fund, Inc. ...............    60,793
        Hartford International Opportunities HLS Fund, Inc. ........   120,350
        Hartford Stock HLS Fund, Inc. ..............................   223,661
        Hartford Dividend and Growth HLS Fund, Inc. ................   116,363
        Hartford Advisers HLS Fund, Inc. ...........................   111,358

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $405,658 joint repurchase agreement dated 06/28/02 with State Street Bank, 1.905% due 07/01/02. This joint repurchase agreement is collateralized by $305,706 U.S. Treasury Bonds 6.25% - 13.25% due 05/15/14 - 08/15/23, $50,008
         U.S. Treasury Notes 5.75% due 11/15/05 and $50,008 U.S. Treasury Bills 0.00% due 11/29/02. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund, Inc. ...............................  $ 99,020
        Hartford Money Market HLS Fund, Inc. .......................   175,951

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2002 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the

--------------------------------------------------------------------------------

         proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' had no option activity for the six months ended June 30, 2002.

     g) Forward Foreign Currency Contracts -- As of June 30, 2002, Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., and Hartford Bond HLS Fund, Inc. had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Small Company HLS Fund, Inc. ......................       $   28,935         $   31,913
        Hartford Capital Appreciation HLS Fund, Inc. ...............          479,357            517,411
        Hartford International Opportunities HLS Fund, Inc. ........          180,939            190,147
        Hartford Stock HLS Fund, Inc. ..............................           47,821             49,290
        Hartford Dividend and Growth HLS Fund, Inc. ................           31,255             36,913
        Hartford Advisers HLS Fund, Inc. ...........................        1,533,090          1,566,564
        Hartford Bond HLS Fund, Inc. ...............................          300,919            307,139

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2002, the Funds did not hold any illiquid securities.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

--------------------------------------------------------------------------------

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                      HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
             {HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,}
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                      AND HARTFORD ADVISERS HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., and Hartford Advisers HLS Fund, Inc.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds; Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Fund., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc, Hartford Bond HLS Fund, and Hartford Money Market HLS Fund, Inc., HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Board of Directors waived 0.07% of this fee until April 30, 2002. Beginning May 1, 2002 the full 0.25% was charged. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Small Company HLS Fund, Inc. ......................  $  859,593   $  833,629
        Hartford Capital Appreciation HLS Fund, Inc. ...............   3,821,966    3,435,755
        Hartford International Opportunities HLS Fund, Inc. ........     796,130      866,201
        Hartford Stock HLS Fund, Inc. ..............................   1,533,024    1,884,623
        Hartford Dividend and Growth HLS Fund, Inc. ................     906,224      655,095
        Hartford Advisers HLS Fund, Inc. ...........................   3,461,631    3,018,978
        Hartford Bond HLS Fund, Inc. ...............................   1,525,650    1,186,740

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED     NET REALIZED
                                                                      NET INVESTMENT   GAIN(LOSS) ON    CAPITAL
        FUND                                                           INCOME(LOSS)     INVESTMENTS     SURPLUS
        ----                                                          --------------   --------------   -------
        Hartford Small Company HLS Fund, Inc. ......................     $  (129)         $    434       $(305)
        Hartford Capital Appreciation HLS Fund, Inc. ...............      12,877           (12,872)         (5)
        Hartford International Opportunities HLS Fund, Inc. ........      (3,170)            3,176          (6)
        Hartford Stock HLS Fund, Inc. ..............................        (346)              346          --
        Hartford Dividend and Growth HLS Fund, Inc. ................      (1,064)            1,075         (11)
        Hartford Advisers HLS Fund, Inc. ...........................        (339)              338           1
        Hartford Bond HLS Fund, Inc. ...............................       1,677            (1,674)         (3)

--------------------------------------------------------------------------------

6.   CAPITAL LOSS CARRY FORWARD:

     For federal income tax purposes, the following funds had capital loss carryovers at, December 31, 2001, which, if not offset by subsequent capital gains, will expire in 2009.

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Small Company HLS Fund, Inc. ......................  $249,531
        Hartford Capital Appreciation HLS Fund......................   256,284
        Hartford International Opportunities HLS Fund, Inc. ........   211,155
        Hartford Stock HLS Fund, Inc. ..............................   287,370
        Hartford Advisers HLS Fund, Inc. ...........................   280,994

     For the fiscal year ended December 31, 2001, the following Funds have elected to defer losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                                        CURRENCY
                                                                      CAPITAL LOSS        LOSS
        FUND                                                            DEFERRED        DEFERRED
        ----                                                          -------------   -------------
        Hartford Small Company HLS Fund, Inc. ......................     $    --          $@@--
        Hartford International Opportunities HLS Fund, Inc. ........      24,244             --
        Hartford Advisers HLS Fund, Inc. ...........................      23,237             --
        Hartford Bond HLS Fund, Inc. ...............................          --             95

     @@ Due to the presentation of the financial statement in thousands, the currency loss deferred rounds to zero. Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Small Company HLS Fund, Inc. ......................  $  9,067    $   49,603       $--
        Hartford Capital Appreciation HLS Fund, Inc. ...............   732,016     1,991,368        --
        Hartford International Opportunities HLS Fund, Inc. ........    38,342       121,430        --
        Hartford Stock HLS Fund, Inc. ..............................   224,556       497,691        --
        Hartford Dividend and Growth HLS Fund, Inc. ................    53,756       204,670        --
        Hartford Advisers HLS Fund, Inc. ...........................   567,094       431,149        --
        Hartford Bond HLS Fund, Inc. ...............................    62,703            --        --
        Hartford Money Market HLS Fund, Inc. .......................    60,232            --        --

     As of December 31, 2001, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Small Company HLS Fund, Inc. ....................    $     --        $     --        $   65,858
        Hartford Capital Appreciation HLS Fund, Inc. .............       5,846              --           (32,815)
        Hartford International Opportunities HLS Fund, Inc. ......       8,467              --           (39,912)
        Hartford Stock HLS Fund, Inc. ............................       3,412              --           499,054
        Hartford Dividend and Growth HLS Fund, Inc. ..............       2,031         167,933           110,169
        Hartford Advisers HLS Fund, Inc. .........................     218,556              --         1,021,886
        Hartford Bond HLS Fund, Inc. .............................      95,011           9,630              (904)
        Hartford Money Market HLS Fund, Inc. .....................       3,020              --                --

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months ended June 30, 2002:

                                                 HARTFORD               HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                              SMALL COMPANY               APPRECIATION              OPPORTUNITIES
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     192,613   $   253,338      101,950   $   391,122    1,488,834   $ 1,386,110
        Shares issued on reinvestment
          of distributions.............          --            --        1,657         5,543        9,256         8,285
        Shares redeemed................    (169,625)     (220,812)    (143,483)     (531,640)  (1,561,108)   (1,462,372)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      22,988   $    32,526      (39,876)  $  (134,975)     (63,018)  $   (67,977)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                            HARTFORD                   HARTFORD
                                              HARTFORD STOCK          DIVIDEND AND GROWTH              ADVISERS
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      48,707   $   219,246      218,415   $   414,881      333,094   $   748,948
        Shares issued on reinvestment
          of distributions.............         833         3,289       93,163       158,488      100,364       207,678
        Shares redeemed................    (119,979)     (527,202)    (127,186)     (239,914)    (282,639)     (632,005)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (70,439)  $  (304,667)     184,392   $   333,455      150,819   $   324,621
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                              HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     371,058   $   430,239    3,321,959   $ 3,321,959
        Shares issued on reinvestment
          of distributions.............      83,422        92,931       15,044        15,044
        Shares redeemed................    (209,607)     (241,583)  (3,151,411)   (3,151,411)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     244,873   $   281,587      185,592   $   185,592
                                         ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                              SMALL COMPANY           CAPITAL APPRECIATION          OPPORTUNITIES
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      17,487   $    22,358       44,406   $   167,923       74,419   $    68,775
        Shares issued on reinvestment
          of distributions.............          --            --           91           303          204           182
        Shares redeemed................      (3,161)       (3,914)      (7,116)      (25,816)     (71,600)      (66,261)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      14,326   $    18,444       37,381   $   142,410        3,023   $     2,696
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      15,434   $    69,387       51,128   $    96,963       67,560   $   154,776
        Shares issued on reinvestment
          of distributions.............          31           123        6,757        11,475        5,221        10,878
        Shares redeemed................      (2,688)      (11,635)      (2,613)       (4,867)      (8,470)      (18,890)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      12,777   $    57,875       55,272   $   103,571       64,311   $   146,764
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                              HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      70,537   $    81,396      153,775   $   153,775
        Shares issued on reinvestment
          of distributions.............      10,543        11,710        1,207         1,207
        Shares redeemed................      (8,553)       (9,841)    (109,529)     (109,529)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      72,527   $    83,265       45,453   $    45,453
                                         ==========   ===========   ==========   ===========

The following information is for the year ended December 31, 2001:

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                              SMALL COMPANY           CAPITAL APPRECIATION          OPPORTUNITIES
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     526,268   $   736,068      215,404   $ 1,054,902    4,445,906   $ 4,865,092
        Shares issued on reinvestment
          of distributions.............      41,341        55,117      623,445     2,648,265      156,280       155,838
        Shares redeemed................    (546,865)     (758,254)    (258,283)   (1,211,245)  (4,586,859)   (5,030,090)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      20,744   $    32,931      580,566   $ 2,491,922       15,327   $    (9,160)
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      90,735   $   467,794      379,363   $   756,321      219,268   $   540,178
        Shares issued on reinvestment
          of distributions.............     141,837       704,459      129,503       250,697      407,221       969,940
        Shares redeemed................    (209,043)   (1,045,386)    (313,532)     (622,096)    (615,450)   (1,504,337)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      23,529   $   126,867      195,334   $   384,922       11,039   $     5,781
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                              HLS FUND, INC.             HLS FUND, INC
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     595,757   $   676,049   10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions.............      53,709        59,005       57,052        57,052
        Shares redeemed................    (229,577)     (261,120)  (9,802,285)   (9,802,285)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     419,889   $   473,934      625,245   $   625,245
                                         ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                              SMALL COMPANY           CAPITAL APPRECIATION          OPPORTUNITIES
                                              HLS FUND, INC.             HLS FUND, INC.             HLS FUND, INC
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      39,777   $    53,789       61,778   $   291,591      367,347   $   415,835
        Shares issued on reinvestment
          of distributions.............       2,675         3,553       17,726        75,119        3,948         3,934
        Shares redeemed................     (22,022)      (29,241)      (3,367)      (14,507)    (361,563)     (409,196)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      20,430   $    28,101       76,137   $   352,203        9,732   $    10,573
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      33,247   $   171,851       63,729   $   125,383      120,626   $   299,224
        Shares issued on reinvestment
          of distributions.............       3,588        17,788        4,004         7,729       11,802        28,303
        Shares redeemed................      (2,605)      (12,378)      (2,510)       (4,739)      (6,313)      (14,969)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      34,230   $   177,261       65,223   $   128,373      126,115   $   312,558
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                              HLS FUND, INC              HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     110,354   $   124,874      596,786   $   596,786
        Shares issued on reinvestment
          of distributions.............       3,372         3,698        3,180         3,180
        Shares redeemed................      (9,042)      (10,244)    (484,107)     (484,107)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     104,684   $   118,328      115,859   $   115,859
                                         ==========   ===========   ==========   ===========

9.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, Inc., participate in a $550,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2002, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Small Company HLS Fund, Inc. ......................      74.61%
        Hartford Capital Appreciation HLS Fund, Inc. ...............      15.42
        Hartford International Opportunities HLS Fund, Inc. ........      71.63
        Hartford Stock HLS Fund, Inc. ..............................       9.27
        Hartford Dividend and Growth HLS Fund, Inc. ................      44.38
        Hartford Advisers HLS Fund, Inc. ...........................      29.67
        Hartford Bond HLS Fund, Inc. ...............................      93.07

11. HARTFORD LIFE ACQUISITION:

     On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company.

12. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Diversified Income Series, and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").
     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     The final voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Fortis Asset Allocation Series.............................      29,912          935          2,805
        Forits Diversified Income Series...........................       7,617          215            606
        Fortis Money Market Series.................................      10,149          304          1,114

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.                                CLASS IA    CLASS IB
        --------------------------------                               ----------   --------
        Net assets of Fortis Asset Allocation on April 30, 2002.....      488,111        --
        Fortis Asset Alocation shares exchanged.....................       34,477        --
        Hartford Advisers shares issued.............................      220,049        --
        Net assets of Hartford Advisers immediately before the
          merger....................................................   11,086,683   588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................   11,574,794   588,603

        HARTFORD BOND HLS FUND, INC.                                   CLASS IA    CLASS IB
        ----------------------------                                   ---------   --------
        Net assets of Fortis Diversified Income on April 30, 2002...      90,378        --
        Fortis Diversified Income shares exchanged..................       9,225        --
        Hartford Bond shares issued.................................      77,738        --
        Net assets of Hartford Bond immediately before the merger...   1,582,247   194,002
        Net assets of Hartford Bond immediately after the merger....   1,672,625   194,002

        HARTFORD MONEY MARKET HLS FUND, INC.                           CLASS IA    CLASS IB
        ------------------------------------                           ---------   --------
        Net assets of Fortis Money Market on April 30, 2002.........     122,443        --
        Fortis Money Market shares exchanged........................      11,346        --
        Hartford Money Market shares issued.........................     122,443        --
        Net assets of Hartford Money Market immediately before the
          merger....................................................   1,794,364   166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................   1,916,807   166,561

     The Fortis Asset Allocation Series, Fortis Diversified Income Series, and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                   UNREALIZED
                                                                  APPRECIATION     ACCUMULATED NET
        FUND                                                     (DEPRECIATION)   REALIZED (LOSSES)   CAPITAL STOCK
        ----                                                     --------------   -----------------   -------------
        Fortis Asset Allocation Series........................      (28,666)           (12,278)          529,055
        Fortis Diversified Income Series......................       (3,540)            (8,690)          102,608
        Fortis Money Market Series............................           --                 --           122,443

13. CHANGE IN INDEPENDENT AUDITORS:

     On April 30, 2002, Ernst & Young LLP replaced Arthur Andersen LLP as independent auditors of the Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. The reports of Arthur

--------------------------------------------------------------------------------

     Andersen LLP on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $1.330      $(0.002)      $(0.153)      $(0.155)     $    --
   Class IB........................   1.330       (0.002)       (0.160)       (0.162)          --
   For the Year Ended December 31,
     2001..........................
   Class IA........................   1.687        0.001        (0.255)       (0.254)          --
   Class IB........................   1.683       (0.001)       (0.249)       (0.250)          --
   For the Year Ended December 31,
     2000..........................
   Class IA........................   2.188        0.003        (0.254)       (0.251)          --
   Class IB........................   2.187        0.003        (0.257)       (0.254)          --
   For the Year Ended December 31,
     1999
   Class IA........................   1.321       (0.005)        0.875         0.870           --
   Class IB........................   1.323(6)    (0.004)(6)     0.871(6)      0.867(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.202       (0.002)        0.141         0.139           --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   1.340(6)    (0.002)(6)    (0.015)(6)    (0.017)(6)       --(6)
   For the Year Ended December 31,
     1997..........................   1.069        0.001         0.195         0.196       (0.001)
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   3.970        0.014        (0.606)       (0.592)      (0.003)
   Class IB........................   3.970        0.011        (0.613)       (0.602)      (0.002)
   For the Year Ended December 31,
     2001
   Class IA........................   5.926        0.021        (0.341)       (0.320)      (0.027)
   Class IB........................   5.923        0.006        (0.327)       (0.321)      (0.023)
   For the Year Ended December 31,
     2000
   Class IA........................   6.095        0.041         0.757         0.798       (0.039)
   Class IB........................   6.098       (0.077)        0.864         0.787       (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................   4.759        0.023         1.643         1.666       (0.018)
   Class IB........................   6.437(6)     0.150(6)      1.503(6)      1.653(6)    (0.013)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   4.410        0.025         0.525         0.550       (0.026)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   6.486(6)     0.013(6)      0.094(6)      0.107(6)    (0.156)(6)
   For the Year Ended December 31,
     1997..........................   3.914        0.020         0.794         0.814       (0.022)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.950        0.008        (0.029)       (0.021)      (0.009)
   Class IB........................   0.950        0.006        (0.030)       (0.024)      (0.007)
   For the Year Ended December 31,
     2001
   Class IA........................   1.364        0.012        (0.264)       (0.252)      (0.001)
   Class IB........................   1.365        0.012        (0.264)       (0.252)      (0.002)
   For the Year Ended December 31,
     2000
   Class IA........................   1.876        0.018        (0.314)       (0.296)      (0.023)
   Class IB........................   1.876        0.025        (0.324)       (0.299)      (0.019)
   For the Year Ended December 31,
     1999
   Class IA........................   1.355        0.019         0.520         0.539       (0.018)
   Class IB........................   1.357(6)     0.017(6)      0.519(6)      0.536(6)    (0.017)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.294        0.021         0.147         0.168       (0.019)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   1.396(6)     0.004(6)     (0.021)(6)    (0.017)(6)   (0.022)(6)
   For the Year Ended December 31
     1997..........................   1.407        0.022        (0.019)        0.003       (0.012)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --
   For the Year Ended December 31,
     2001..........................                                        --
   Class IA........................        --             (0.103)          --
   Class IB........................        --             (0.103)
   For the Year Ended December 31,
     2000..........................                                        --
   Class IA........................        --             (0.250)          --
   Class IB........................        --             (0.250)
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.003)          --
   Class IB........................        --(6)          (0.003)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.020)          --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1997..........................        --             (0.062)          --
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (1.609)          --
   Class IB........................        --             (1.609)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.928)          --
   Class IB........................        --             (0.928)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.312)          --
   Class IB........................        --(6)          (1.979)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.175)          --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1997..........................        --             (0.296)          --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.161)          --
   Class IB........................        --             (0.161)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.193)          --
   Class IB........................        --             (0.193)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --           --
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.088)          --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
     1997..........................        --             (0.104)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                                  EXPENSES     EXPENSES       NET
                                       NET ASSET                 NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                   AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN      (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   -------     ---------------   ----------   ----------   ----------     ---------
      $     --         $  (0.155)       $ 1.175     (11.82)%     $  684,137         0.76%(1)     0.76%(1)     (0.27)%(1)     107%
            --            (0.162)         1.168     (11.92)          69,024         0.96(1)      1.01(1)      (0.47)(1)      107
        (0.103)           (0.357)         1.330     (14.92)         745,253         0.76         0.76          0.03          227
        (0.103)           (0.353)         1.330     (15.07)          59,371         0.94         1.01         (0.15)         227
        (0.250)           (0.501)         1.687     (13.12)         908,886         0.74         0.74            --          195
        (0.250)           (0.504)         1.683     (13.28)          40,967         0.92         0.99         (0.18)         195
        (0.003)            0.867          2.188      65.83          757,302         0.78         0.78         (0.45)         181
        (0.003)(6)         0.864(6)       2.187(6)   65.54           10,200         0.96         1.03         (0.63)         181
        (0.020)            0.119          1.321      11.62          350,734         0.77         0.77         (0.24)         236
            --(6)         (0.017)(6)      1.323(6)   (1.30)(2)          696         0.95(1)      0.95         (0.46)(1)      236
        (0.063)            0.133          1.202      18.38          210,769         0.77         0.77          0.08          222
        (0.003)           (0.595)         3.375     (15.02)       7,282,172         0.68(1)      0.68(1)       0.74(1)        42
        (0.002)           (0.604)         3.366     (15.11)         459,430         0.88(1)      0.93(1)       0.54(1)        42
        (1.636)           (1.956)         3.970      (6.94)       8,734,600         0.68         0.68          0.57           92
        (1.632)           (1.953)         3.970      (7.10)         393,241         0.86         0.93          0.39           92
        (0.967)           (0.169)         5.926      13.22        9,581,897         0.66         0.66          0.64          108
        (0.962)           (0.175)         5.923      13.02          136,058         0.84         0.91          0.46          108
        (0.330)            1.336          6.095      37.46        7,963,003         0.66         0.66          0.46           66
        (1.992)(6)        (0.339)(6)      6.098(6)   37.21           22,993         0.84         0.91          0.28           66
        (0.201)            0.349          4.759      15.48        5,807,480         0.64         0.64          0.59           51
        (0.156)(6)        (0.049)(6)      6.437(6)    1.65(2)         5,942         0.82(1)      0.82          0.30(1)        51
        (0.318)            0.496          4.410      22.34        4,802,992         0.64         0.64          0.44           58
        (0.009)           (0.030)         0.920      (2.56)         851,069         0.82(1)      0.82(1)       1.53(1)        82
        (0.007)           (0.031)         0.919      (2.66)          24,296         1.03(1)      1.07(1)       1.33(1)        82
        (0.162)           (0.414)         0.950     (18.73)         941,934         0.81         0.81          1.10          144
        (0.163)           (0.415)         0.950     (18.88)          22,277         0.99         1.06          0.92          144
        (0.216)           (0.512)         1.364     (17.10)       1,326,609         0.78         0.78          1.16          159
        (0.212)           (0.511)         1.365     (17.25)          18,682         0.96         1.03          0.98          159
        (0.018)            0.521          1.876      39.86        1,574,836         0.78         0.78          1.20          133
        (0.017)(6)         0.519(6)       1.876(6)   39.61            3,203         0.96         1.03          1.02          133
        (0.107)            0.061          1.355      13.16        1,196,694         0.77         0.77          1.51          157
        (0.022)(6)        (0.039)(6)      1.357(6)   (1.13)(2)          663         0.94(1)      0.94          0.71(1)       157
        (0.116)           (0.113)         1.294       0.34        1,092,946         0.77         0.77          1.48           73

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                 -- SELECTED PER-SHARE DATA (4) --
                                                   ---------------------------------------------------------------
                                                                            NET REALIZED
                                                                                AND
                                                   NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                   VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                   BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                   OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                   ---------   ----------   ------------   ----------   ----------
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................  $4.740      $ 0.019       $(0.808)      $(0.789)     $(0.002)
   Class IB.......................................   4.730        0.018        (0.804)       (0.786)      (0.002)
   For the Year Ended December 31, 2001
   Class IA.......................................   5.880        0.041        (0.738)       (0.697)      (0.038)
   Class IB.......................................   5.879        0.046        (0.758)       (0.712)      (0.032)
   For the Year Ended December 31, 2000
   Class IA.......................................   7.147        0.039        (0.500)       (0.461)      (0.041)
   Class IB.......................................   7.151        0.074        (0.547)       (0.472)      (0.034)
   For the Year Ended December 31, 1999
   Class IA.......................................   6.562        0.050         1.143         1.193       (0.049)
   Class IB.......................................  11.884(6)     0.021(6)      1.200(6)      1.221(6)    (0.056)(6)
   For the Year Ended December 31, 1998
   Class IA.......................................   5.123        0.051         1.622         1.673       (0.050)
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................  10.793(6)     0.043(6)      1.565(6)      1.608(6)    (0.517)(6)
   For the Year Ended December 31 1997............   4.143        0.050         1.196         1.246       (0.049)
HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................   1.880        0.012        (0.090)       (0.078)      (0.001)
   Class IB.......................................   1.880        0.016        (0.097)       (0.081)      (0.001)
   For the Year Ended December 31, 2001
   Class IA.......................................   2.124        0.031        (0.114)       (0.083)      (0.030)
   Class IB.......................................   2.124        0.039        (0.124)       (0.085)      (0.028)
   For the Year Ended December 31, 2000
   Class IA.......................................   2.149        0.035         0.178         0.213       (0.034)
   Class IB.......................................   2.151        0.040         0.169         0.209       (0.032)
   For the Year Ended December 31, 1999
   Class IA.......................................   2.160        0.034         0.075         0.109       (0.035)
   Class IB.......................................   2.267(6)     0.024(6)      0.077(6)      0.101(6)    (0.034)(6)
   For the Year Ended December 31, 1998
   Class IA.......................................   1.952        0.033         0.280         0.313       (0.035)
   From inception April 1, 1998, through December
     31, 1998
   Class IB.......................................   2.253(6)     0.016(6)      0.068(6)      0.084(6)    (0.070)(6)
   For the Year Ended December 31, 1997...........   1.547        0.035         0.445         0.480       (0.031)
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................   2.340        0.024        (0.253)       (0.229)      (0.041)
   Class IB.......................................   2.360        0.021        (0.258)       (0.237)      (0.039)
   For the Year Ended December 31, 2001
   Class IA.......................................   2.665        0.064        (0.189)       (0.125)      (0.073)
   Class IB.......................................   2.663        0.050        (0.177)       (0.127)      (0.049)
   For the Year Ended December 31, 2000
   Class IA.......................................   2.965        0.068        (0.088)       (0.020)      (0.023)
   Class IB.......................................   2.966        0.074        (0.098)       (0.024)      (0.022)
   For the Year Ended December 31, 1999
   Class IA.......................................   2.985        0.068         0.221         0.289       (0.063)
   Class IB.......................................   3.577(6)     0.061(6)      0.221(6)      0.282(6)    (0.064)(6)
   For the Year Ended December 31, 1998
   Class IA.......................................   2.527        0.061         0.546         0.607       (0.060)
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................   3.371(6)     0.034(6)      0.367(6)      0.401(6)    (0.195)(6)
   For the Year Ended December 31, 1997...........   2.169        0.056         0.455         0.511       (0.055)

                                                                 -- SELECTED PER-SHARE DATA (4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        $--           $    --           $--
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2001
   Class IA.......................................        --             (0.405)          --
   Class IB.......................................        --             (0.405)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --             (0.765)          --
   Class IB.......................................        --             (0.766)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (0.559)          --
   Class IB.......................................        --(6)          (5.898)(6)       --(6)
   For the Year Ended December 31, 1998
   Class IA.......................................        --             (0.184)          --
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................        --(6)              --(6)        --(6)
   For the Year Ended December 31 1997............        --             (0.217)          --
HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        --             (0.088)          --
   Class IB.......................................        --             (0.088)          --
   For the Year Ended December 31, 2001
   Class IA.......................................        --             (0.131)          --
   Class IB.......................................        --             (0.131)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --             (0.204)          --
   Class IB.......................................        --             (0.204)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (0.085)          --
   Class IB.......................................        --(6)          (0.183)(6)       --(6)
   For the Year Ended December 31, 1998
   Class IA.......................................        --             (0.070)          --
   From inception April 1, 1998, through December
     31, 1998
   Class IB.......................................        --(6)              --(6)        --(6)
   For the Year Ended December 31, 1997...........        --             (0.044)          --
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2001
   Class IA.......................................        --             (0.127)          --
   Class IB.......................................        --             (0.127)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --             (0.257)          --
   Class IB.......................................        --             (0.257)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (0.246)          --
   Class IB.......................................        --(6)          (0.829)(6)       --(6)
   For the Year Ended December 31, 1998
   Class IA.......................................        --             (0.089)          --
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................        --(6)              --(6)        --(6)
   For the Year Ended December 31, 1997...........        --             (0.098)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIO OF     RATIO OF     RATIO OF
                                                                                    EXPENSES     EXPENSES       NET
                                       NET ASSET                   NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                     AT END OF      NET ASSETS   NET ASSETS     INCOME      PORTFOLIO
        TOTAL        (DECREASE) IN        END        TOTAL           PERIOD          AFTER        BEFORE     TO AVERAGE    TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD    RETURN       (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS    RATE (7)
    -------------   ----------------   ---------   ---------     ---------------   ----------   ----------   ----------    ---------
       $(0.002)         $(0.791)        $ 3.949     (16.56)%       $ 6,255,698        0.49%(1)     0.49%(1)     0.84%(1)      21%
        (0.002)          (0.788)          3.942     (16.64)            276,562        0.69(1)      0.74(1)      0.64(1)       21
        (0.443)          (1.140)          4.740     (12.23)          7,834,643        0.49         0.49         0.80          39
        (0.437)          (1.149)          4.730     (12.39)            271,475        0.67         0.74         0.62          39
        (0.806)          (1.267)          5.880      (7.04)          9,590,018        0.48         0.48         0.64          40
        (0.799)          (1.272)          5.879      (7.21)            136,077        0.66         0.73         0.46          40
        (0.608)           0.585           7.147      19.78           9,400,385        0.48         0.48         0.80          39
        (5.954)(6)       (4.733)(6)       7.151(6)   19.57              47,439        0.66         0.73         0.62          39
        (0.234)           1.439           6.562      33.47           7,183,046        0.46         0.46         0.95          27
        (0.517)(6)        1.091(6)       11.884(6)   14.91(2)           10,167        0.65(1)      0.65(1)      0.73(1)       27
        (0.266)           0.980           5.123      31.38           4,713,322        0.45         0.45         1.11          32
        (0.089)          (0.167)          1.713      (4.13)          3,223,505        0.68(1)      0.68(1)   1.37(1)          19
        (0.089)          (0.170)          1.710      (4.22)            234,572        0.89(1)      0.93(1)   1.16(1)          19
        (0.161)          (0.244)          1.880      (4.04)          3,190,773        0.68         0.68         1.66          61
        (0.159)          (0.244)          1.880      (4.21)            153,848        0.86         0.93         1.48          61
        (0.238)          (0.025)          2.124      10.95           3,189,857        0.68         0.68         1.70          59
        (0.236)          (0.027)          2.124      10.75              35,415        0.86         0.93         1.52          59
        (0.120)          (0.011)          2.149       5.31           3,207,733        0.68         0.68         1.60          56
        (0.217)(6)       (0.116)(6)       2.151(6)    5.12              16,087        0.86         0.93         1.42          56
        (0.105)           0.208           2.160      16.42(2)        3,031,293        0.66         0.66         1.81          48
        (0.070)(6)        0.014(6)        2.267(6)    3.67(2)            8,600        0.85(1)      0.85(1)   1.57(1)          48
        (0.075)           0.405           1.952      31.89           1,994,653        0.68         0.68         2.21          34
        (0.041)          (0.270)          2.070      (9.93)         10,767,495        0.66(1)      0.66(1)   2.26(1)          25
        (0.039)          (0.276)          2.084     (10.04)            594,322        0.87(1)      0.91(1)   2.05(1)          25
        (0.200)          (0.325)          2.340      (4.64)         11,836,564        0.66         0.66         2.51          34
        (0.176)          (0.303)          2.360      (4.81)            521,205        0.84         0.91         2.33          34
        (0.280)          (0.300)          2.665      (0.75)         13,430,507        0.66         0.66         2.47          40
        (0.279)          (0.303)          2.663      (0.92)            252,247        0.84         0.91         2.29          40
        (0.309)          (0.020)          2.965      10.59          14,082,895        0.65         0.66         2.46          38
        (0.893)(6)       (0.611)(6)       2.966(6)   10.39             137,318        0.83         0.91         2.28          38
        (0.149)           0.458           2.985      24.66          11,805,411        0.63         0.63         2.40          37
        (0.195)(6)        0.206(6)        3.577(6)   11.96(2)           34,714        0.83(1)      0.83(1)      2.22(1)       37
        (0.153)           0.358           2.527      24.51           8,283,912        0.63         0.63         2.44          36

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 1.150     $ 0.022       $ 0.003       $ 0.025      $(0.048)
   Class IB........................    1.140       0.023         0.008         0.031       (0.047)
   For the Year Ended December 31,
     2001
   Class IA........................    1.108       0.046         0.052         0.098       (0.056)
   Class IB........................    1.107       0.041         0.047         0.088       (0.055)
   For the Year Ended December 31,
     2000
   Class IA........................    0.994       0.069         0.050         0.119       (0.005)
   Class IB........................    0.995       0.061         0.056         0.117       (0.005)
   For the Year Ended December 31,
     1999
   Class IA........................    1.081       0.062        (0.084)       (0.022)      (0.058)
   Class IB........................    1.083(6)    0.061(6)     (0.084)(6)    (0.023)(6)   (0.057)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.050       0.053         0.032         0.085       (0.054)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.075(6)    0.023(6)      0.040(6)      0.063(6)    (0.055)(6)
   For the Year Ended December 31
     1997..........................    1.000       0.063         0.047         0.110       (0.060)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.000       0.008            --         0.008       (0.008)
   Class IB........................    1.000       0.007            --         0.007       (0.007)
   For the Year Ended December 31,
     2001
   Class IA........................    1.000       0.038            --         0.038       (0.038)
   Class IB........................    1.000       0.036            --         0.036       (0.036)
   For the Year Ended December 31,
     2000
   Class IA........................    1.000       0.059            --         0.059       (0.059)
   Class IB........................    1.000       0.058            --         0.058       (0.058)
   For the Year Ended December 31,
     1999
   Class IA........................    1.000       0.070            --         0.070       (0.070)
   Class IB........................    1.000       0.068            --         0.068       (0.068)
   For the Year Ended December 31,
     1998
   Class IA........................    1.000       0.051            --         0.051       (0.051)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.000       0.037            --         0.037       (0.037)
   For the Year Ended December 31
     1997..........................    1.000       0.049            --         0.049       (0.049)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $(0.014)          $--
   Class IB........................        --             (0.014)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.007)          --
   Class IB........................          (6)          (0.008)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --                 --           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
     1997..........................        --                 --           --
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.000)          --
   Class IB........................        --             (0.000)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1998
   Class IA........................        --                 --           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --                 --           --
   For the Year Ended December 31
     1997..........................        --                 --           --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                                  EXPENSES     EXPENSES       NET
                                       NET ASSET                 NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                   AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN      (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   -------     ---------------   ----------   ----------   ----------     ---------
       $(0.062)         $(0.037)        $1.113       2.51%       $1,777,800         0.51%(1)     0.51%(1)     5.78%(1)        70%
        (0.061)          (0.030)         1.110        2.41          228,294         0.71(1)      0.76(1)      5.57(1)         70
        (0.056)           0.042          1.150        8.68        1,549,698         0.51         0.51         5.87           185
        (0.055)           0.033          1.140        8.49          152,254         0.69         0.76         5.69           185
        (0.005)           0.114          1.108       11.99        1,033,043         0.52         0.52         6.54           169
        (0.005)           0.112          1.107       11.79           31,551         0.70         0.77         6.36           169
        (0.065)          (0.087)         0.994       (2.02)         978,861         0.52         0.52         6.09           111
        (0.065)(6)       (0.088)(6)      0.995(6)    (2.19)          15,818         0.70         0.77         5.91           111
        (0.054)           0.031          1.081        8.15          902,480         0.50         0.50         5.86           122
        (0.055)(6)        0.008(6)       1.083(6)     5.89(2)         5,285         0.69(1)      0.69(1)      5.54(1)        122
        (0.060)           0.050          1.050       11.35          552,870         0.51         0.51         6.58        113(5)
        (0.008)          --              1.000        0.79        2,053,113         0.48(1)      0.48(1)      1.63(1)         --
        (0.007)          --              1.000        0.70          197,581         0.68(1)      0.73(1)      1.43(1)         --
        (0.038)          --              1.000        3.87        1,867,520         0.48         0.48         3.58            --
        (0.036)          --              1.000        3.68          152,129         0.66         0.73         3.40            --
        (0.059)          --              1.000        6.10        1,242,275         0.48         0.48         5.91            --
        (0.058)          --              1.000        5.91           36,270         0.66         0.73         5.73            --
        (0.070)          --              1.000        4.89        1,257,436         0.47         0.47         4.81            --
        (0.068)          --              1.000        4.71            8,804         0.65         0.72         4.63            --
        (0.051)          --              1.000        5.25          872,486         0.45         0.45         5.12            --
        (0.037)          --              1.000        3.76(2)         2,179         0.64(1)      0.64(1)      4.81(1)         --
        (0.049)          --              1.000        5.31          612,480         0.44         0.44         5.21            --

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Funds. The Board may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Fund's Statement of Additional Information (SAI) includes additional information about the Board and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Board, as well as, officers of the Funds.

NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                              TERM OF                                            PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                          FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN        Director      Since 1995   Ms. Coleman has served as President of       48        Ms. Coleman is a
(age 69)                                                 Saint Joseph College since 1991 and                    Director of LeMoyne
c/o Hartford Mutual Funds                                President of Cashel House, Ltd.                        College, St. Francis
P.O. Box 2999                                            (retail) since 1985.                                   Hospital and
Hartford, CT 06104-2999                                                                                         Connecticut Higher
                                                                                                                Education Student
                                                                                                                Loan Administration.
------------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director      Since 2001   Mr. Hill is Partner Emeritus and a           48        None
(age 56)                                                 founding partner of TSG Capital Group,
c/o Hartford Mutual Funds                                a private equity investment firm that
P.O. Box 2999                                            serves as sponsor and lead investor in
Hartford, CT 06104-2999                                  leveraged buyouts of middle market
                                                         companies. Mr. Hill is also a Partner
                                                         of TSG Ventures L.P., a private equity
                                                         investment company that invests
                                                         primarily in minority-owned small
                                                         businesses. Mr. Hill currently serves
                                                         as Chairman of the City of Stamford,
                                                         CT Planning Board and a director of
                                                         the Stamford Cultural Development
                                                         Corporation.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL      Director      Since 1992   The Honorable William A. O'Neill             48        None
(age 71)                                                 served as Governor of the State of
c/o Hartford Mutual Funds                                Connecticut from 1980 until 1991. He
P.O. Box 2999                                            is presently retired.
Hartford, CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.    Director      Since 1977   Mr. Pryor has served as Managing             48        Mr. Pryor is a
(age 68)                                                 Director of Pryor & Clark Company                      Director of Pryor &
c/o Hartford Mutual Funds                                (real estate investment), Hartford,                    Clark Company,
P.O. Box 2999                                            Connecticut, since June, 1992.                         Corcap, Inc.
Hartford, CT 06104-2999                                                                                         (inactive
                                                                                                                corporation),
                                                                                                                Hoosier Magnetics,
                                                                                                                Inc. (manufacturer
                                                                                                                of magnetic ferrite
                                                                                                                materials), Infodata
                                                                                                                Systems, Inc.
                                                                                                                (software company)
                                                                                                                and CompuDyne
                                                                                                                Corporation
                                                                                                                (security products
                                                                                                                and services).
------------------------------------------------------------------------------------------------------------------------------------
*Term of Office: Each director may serve until his or her successor is elected and qualifies.

See Notes to Financial Statements.

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                              TERM OF                                            PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                          FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER          Director      Since 1978   Mr. Springer currently serves as             48        Mr. Springer is a
(age 70)                                                 Chairman of Medspan, Inc. (health                      Director of Hartford
c/o Hartford Mutual Funds                                maintenance organization).                             Hospital, and CHS
P.O. Box 2999                                                                                                   Insurance Ltd.
Hartford, CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       71        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President   Since 2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 46)                                                  and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President   Since 2002   Mr. Johnson has served as Vice            N/A        N/A
(age 41)                                                  President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York, New
                                                          York.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice             Since 2002   Ms. Fagely has been Vice President        N/A        N/A
(age 43)                    President,                    of Hartford Administrative Services
500 Bielenberg Drive        Assistant                     Company ("HASCO") since 1998. Prior
Woodbury, MN 55125          Controller and                to 1998, she was Second Vice
                            Assistant                     President of HASCO. She also has
                            Treasurer                     served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.1%
            AUSTRALIA -- 2.4%
   2,524    BBAG Oesterreichische Brau-Beteiligungs AG..................   $   143,324
  29,191    Publishing & Broadcasting Limited...........................       148,290
                                                                           -----------
                                                                               291,614
                                                                           -----------
            CANADA -- 12.5%
   3,606    Canadian National Railway Company...........................       186,791
  20,886    CoolBrands International, Inc.!!............................        98,189
  24,136    Mega Blocks+................................................       311,837
   8,496    Molson Inc. ................................................       184,064
   7,778    Shoppers Drug Mart Corporation..............................       127,596
  43,816    Westjet Airlines Ltd. ......................................       597,792
                                                                           -----------
                                                                             1,506,269
                                                                           -----------
            CHINA -- 1.0%
   4,500    CNOOC Ltd., ADR.............................................       120,645
                                                                           -----------
            FRANCE -- 8.2%
   7,324    BNP Paribas SA..............................................       405,041
  23,646    JC Decaux SA!!..............................................       319,919
   5,364    Thomson Multimedia!!........................................       126,869
     867    TotalFinaElf SA.............................................       140,761
                                                                           -----------
                                                                               992,590
                                                                           -----------
            GERMANY -- 11.3%
  10,654    AWD Holdings AG.............................................       247,780
  15,496    Bayerische Motoren Werke (BMW) AG!!.........................       638,908
     834    Muenchener Rueckversicherungs - Gesellschaft AG+............       197,258
   4,574    Schering AG.................................................       286,157
                                                                           -----------
                                                                             1,370,103
                                                                           -----------
            IRELAND -- 7.0%
   1,722    DePfa Bank plc..............................................        93,532
  21,568    Ryanair Holdings plc, ADR!!.................................       752,098
                                                                           -----------
                                                                               845,630
                                                                           -----------
            ITALY -- 4.3%
  21,446    Banco Popolare di Vernoa e Novara Scrl......................       278,082
  81,500    IntesaBci SpA!!.............................................       248,701
                                                                           -----------
                                                                               526,783
                                                                           -----------
            JAPAN -- 10.5%
   3,000    Ito-Yokado Company, Ltd. ...................................       150,175
  25,000    Nikko Securities Company, Ltd. .............................       126,189
      22    Nippon Unipac Holding.......................................       136,192
  66,000    Nissan Motor Company, Ltd. .................................       457,033
  70,000    The Seiyu, Ltd.!!...........................................       271,567
   1,500    Yamada Denki Company, Ltd. .................................       131,403
                                                                           -----------
                                                                             1,272,559
                                                                           -----------
            MEXICO -- 3.8%
   4,600    Cemex SA de CV, ADR.........................................       121,256
  59,800    Corporacion Geo S.A. de C.V., Series B!!....................       123,268
  80,746    Wal-Mart de Mexico SA de CV, Series V.......................       219,301
                                                                           -----------
                                                                               463,825
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            NETHERLANDS -- 10.2%
  11,814    ASM Lithography Holding NV!!................................   $   187,022
  11,907    Heineken Holding NV 'A'.....................................       403,799
   7,448    Unilever NV.................................................       487,658
   5,574    VNU NV......................................................       154,901
                                                                           -----------
                                                                             1,233,380
                                                                           -----------
            POLAND -- 1.1%
   5,612    Bank Pekao SA+..............................................       128,916
                                                                           -----------
            RUSSIA -- 1.6%
   1,426    YUKOS, ADR..................................................       197,083
                                                                           -----------
            SOUTH KOREA -- 2.8%
   3,640    Kookmin Bank................................................       176,705
     600    Samsung Electronics.........................................       164,090
                                                                           -----------
                                                                               340,795
                                                                           -----------
            SPAIN -- 4.1%
  25,588    Corporacion Mapfre, Compania Internacional de Reaseguros,
              SA........................................................       202,156
  14,232    INDITEX SA!!................................................       300,494
                                                                           -----------
                                                                               502,650
                                                                           -----------
            UNITED KINGDOM -- 12.0%
  30,778    Northern Rock plc...........................................       319,695
  25,330    Royal Bank of Scotland+.....................................       718,088
  31,980    Smiths Group plc............................................       415,287
                                                                           -----------
                                                                             1,453,070
                                                                           -----------
            UNITED STATES -- 1.3%
   2,832    L-3 Communications Holdings, Inc.!!.........................       152,928
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $9,771,168).........................................    11,398,840
                                                                           -----------
            PREFERRED STOCKS -- 5.1%
              (Cost $392,955)
            GERMANY -- 5.1%
   1,301    Porsche AG..................................................       616,709
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            SHORT TERM INVESTMENTS -- 3.3%
              (Cost $400,000)
            FEDERAL HOME LOAN BANK (FHLB) -- 3.3%
$400,000    Discount note 07/01/02......................................       399,979
                                                                           -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 0.5%
              (Cost $62,000)
  62,000    Nations Cash Reserves, Capital Class Shares#................        62,000
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


                                                                              VALUE
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $10,626,123*).............................   103.0%    $12,477,528
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................    (3.0)%
            Cash........................................................   $       801
            Foreign currency (cost $243,414)............................       243,605
            Receivable for investment securities sold...................       180,952
            Receivable for Fund shares sold.............................           561
            Dividends receivable........................................        20,851
            Unamortized organization costs..............................         2,839
            Payable for Fund shares redeemed............................       (43,032)
            Investment advisory fee payable.............................        (5,518)
            Administration fee payable..................................        (2,153)
            Payable for investment securities purchased.................      (683,539)
            Accrued Trustees' fees and expenses.........................       (37,983)
            Accrued expenses and other liabilities......................       (37,949)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (360,565)
                                                                           -----------
            NET ASSETS........................................   100.0%    $12,116,963
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    28,309
            Accumulated net realized loss on investments sold...........    (3,702,733)
            Net unrealized appreciation of investments, foreign currency
              and net other assets......................................     1,853,949
            Paid-in capital.............................................    13,937,438
                                                                           -----------
            NET ASSETS..................................................   $12,116,963
                                                                           ===========
            Net asset value per share ($12,116,963 / 1,094,456 shares of
              common stock outstanding).................................        $11.07
                                                                           ===========

---------------

 * Federal income tax information (see Note 9).

 + Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 2

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

At June 30, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Airlines....................................................       11.2%        $     1,349,890
Commercial banking..........................................        9.3               1,117,241
Automotive..................................................        9.1               1,095,941
Banking.....................................................        7.8                 931,824
Food and drug stores........................................        4.2                 497,352
Food products...............................................        4.0                 487,658
Publishing and advertising..................................        3.9                 474,820
Specialty stores............................................        3.8                 462,012
Integrated oil..............................................        3.8                 458,489
Conglomerates...............................................        3.4                 415,287
Commercial services.........................................        3.3                 403,799
Insurance...................................................        3.3                 399,414
Semiconductors..............................................        2.9                 351,112
Beverages...................................................        2.7                 327,388
Consumer credit and mortgages...............................        2.6                 319,695
Apparel and textiles........................................        2.4                 300,494
Pharmaceuticals.............................................        2.4                 286,157
Finance -- miscellaneous....................................        2.0                 247,780
Department and discount stores..............................        1.8                 219,301
Other.......................................................       10.2               1,253,186
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       94.1              11,398,840
PREFERRED STOCKS............................................        5.1                 616,709
SHORT TERM INVESTMENTS......................................        3.3                 399,979
INVESTMENT COMPANIES........................................        0.5                  62,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      103.0              12,477,528
OTHER ASSETS AND LIABILITIES (NET)..........................       (3.0)               (360,565)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    12,116,963
                                                                  =====         ===============

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.6%
          BERMUDA -- 2.4%
 37,600   Tyco International Ltd......................................   $   507,976
                                                                         -----------
          BRAZIL -- 4.4%
 53,700   Centrais Eletricas Brasileiras SA, ADR!!....................       276,936
  7,200   Companhia Vale do Rio Doce, ADR.............................       186,839
 20,910   Petroleo Brasileiro SA-'A', ADR.............................       363,834
 11,100   Tele Norte Leste Participacoes SA, ADR!!....................       110,445
                                                                         -----------
                                                                             938,054
                                                                         -----------
          CANADA -- 1.5%
225,000   Nortel Networks Corporation.................................       326,250
                                                                         -----------
          CHINA -- 0.6%
  5,996   PetroChina Company Ltd., ADR................................       131,672
                                                                         -----------
          FRANCE -- 6.7%
 72,210   Alcatel SA, ADR.............................................       513,413
  4,550   Compagnie Generale des Etablissements Michelin..............       184,364
 21,600   European Aeronautic Defence and Space Company!!.............       332,127
  5,500   Nexans SA...................................................       108,631
  5,900   Renault SA..................................................       275,888
                                                                         -----------
                                                                           1,414,423
                                                                         -----------
          GERMANY -- 6.5%
  6,000   BASF AG, ADR................................................       279,000
 10,130   Bayerische Hypo-und Vereinsbank AG, ADR.....................       329,153
 42,890   Deutsche Telekom AG, ADR....................................       399,306
  6,390   E.On AG, ADR................................................       370,748
                                                                         -----------
                                                                           1,378,207
                                                                         -----------
          HONG KONG -- 0.7%
 30,020   Swire Pacific, Ltd. 'A', ADR................................       153,570
                                                                         -----------
          IRELAND -- 1.0%
  7,920   Allied Irish Banks plc, ADR.................................       208,692
                                                                         -----------
          ITALY -- 3.5%
100,500   IntesaBci SpA!!.............................................       306,681
  5,400   Telecom Italia SpA, ADR.....................................       421,740
                                                                         -----------
                                                                             728,421
                                                                         -----------
          JAPAN -- 20.5%
  8,800   Daiichi Pharmaceutical Company, Ltd.........................       160,788
 32,000   Daiwa House Industry Company, Ltd...........................       195,695
  4,810   Hitachi, Ltd., ADR..........................................       308,658
     61   Japan Tobacco, Inc..........................................       409,177
  6,010   Komatsu Ltd., ADR...........................................        86,046
 36,900   Matsushita Electric Industrial Company Ltd., ADR............       510,327
  7,400   Millea Holdings, Inc., ADR!!................................       301,550
 45,000   Mitsubishi Heavy Industries, Ltd............................       136,284

SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          JAPAN -- (CONTINUED)
 51,380   Mitsubishi Tokyo Financial Group Inc.!!.....................   $   349,384
 81,000   Nippon Mitsubishi Oil Corporation...........................       418,989
 14,700   Nippon Telegraph and Telephone Corporation, ADR.............       302,673
  5,000   Ono Pharmaceutical Company, Ltd.............................       178,542
 20,000   Sankyo Company, Ltd.........................................       271,983
 56,900   Sumitomo Mitsui Banking Corporation, ADR!!..................       277,723
  8,500   TDK Corporation, ADR........................................       402,560
                                                                         -----------
                                                                           4,310,379
                                                                         -----------
          MEXICO -- 5.4%
 27,160   America Movil SA de CV 'L', ADR!!...........................       363,944
 11,000   Cemex SA de CV, ADR.........................................       289,960
 15,290   Telefonos de Mexico SA de CV 'L', ADR.......................       490,504
                                                                         -----------
                                                                           1,144,408
                                                                         -----------
          NETHERLANDS -- 4.2%
 11,009   ABN AMRO Holding NV, ADR....................................       198,933
  6,120   Akzo Nobel NV, ADR..........................................       266,220
  5,600   Numico (Koninklijke) NV.....................................       125,594
 15,750   Wolters Kluwer NV, ADR......................................       298,970
                                                                         -----------
                                                                             889,717
                                                                         -----------
          NEW ZEALAND -- 0.9%
  9,760   Telecom Corporation of New Zealand Ltd., ADR................       190,418
                                                                         -----------
          PORTUGAL -- 1.4%
 41,292   Portugal Telecommunications, SGPS, SA, ADR..................       293,586
                                                                         -----------
          RUSSIA -- 0.9%
  2,900   Lukoil Holding, Sponsored ADR...............................       188,133
                                                                         -----------
          SINGAPORE -- 1.9%
  3,410   DBS Group Holdings Ltd., ADR@...............................        95,735
 46,000   Overseas-Chinese Banking Corporation Ltd....................       304,619
                                                                         -----------
                                                                             400,354
                                                                         -----------
          SOUTH AFRICA -- 1.7%
 45,840   South African Breweries plc, ADR............................       362,374
                                                                         -----------
          SOUTH KOREA -- 3.1%
 25,280   Korea Electric Power Corporation, ADR.......................       264,682
 12,280   KT Corporation, ADR.........................................       265,862
  4,810   POSCO, ADR..................................................       131,169
                                                                         -----------
                                                                             661,713
                                                                         -----------
          SPAIN -- 8.6%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.....................       501,198
 78,900   Repsol YPF SA, ADR..........................................       933,388
 14,988   Telefonica SA, ADR..........................................       372,452
                                                                         -----------
                                                                           1,807,038
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          SWITZERLAND -- 4.7%
 11,330   Swisscom AG, ADR............................................   $   328,570
 32,600   Zurich Financial Services AG, ADR!!.........................       658,282
                                                                         -----------
                                                                             986,852
                                                                         -----------
          UNITED KINGDOM -- 17.2%
 25,120   BAE Systems plc, ADR........................................       513,857
  8,780   British American Tobacco plc, ADR...........................       187,892
  3,912   BT Group plc, ADR!!.........................................       149,125
  9,930   Corus Group plc, ADR!!......................................       126,012
 91,700   Friends Provident plc!!.....................................       202,310
  5,630   HSBC Holdings plc, ADR......................................       327,666
 21,845   Imperial Chemical Industries plc, ADR.......................       420,516
 45,050   Invensys plc, ADR...........................................       122,577
  5,164   Marks & Spencer Group plc, ADR!!............................       175,927
 15,830   Reuters Group plc...........................................       509,868
107,900   Royal & Sun Alliance Insurance Group plc....................       396,342
 60,700   Safeway plc.................................................       260,664
  5,810   Unilever plc, ADR...........................................       212,181
                                                                         -----------
                                                                           3,604,937
                                                                         -----------
          VENEZUELA -- 0.8%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR............       162,834
                                                                         -----------
          TOTAL COMMON STOCKS
            (Cost $22,290,990)........................................    20,790,008
                                                                         -----------
          PREFERRED STOCKS -- 0.2%
            (Cost $105,544)
          BRAZIL -- 0.2%
  2,080   Telecomunicacoes Brasileiras SA - Telebras, ADR.............        47,174
                                                                         -----------
          INVESTMENT COMPANIES -- 1.8%
            (Cost $372,000)
372,000   Nations Cash Reserves, Capital Class Shares#................       372,000
                                                                         -----------

                                                                            VALUE
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $22,768,534*).............................     100.6%  $21,209,182
                                                                         -----------
          OTHER ASSETS AND LIABILITIES (NET)................      (0.6)%
          Cash........................................................   $       119
          Foreign currency (cost $8,170)..............................         8,170
          Receivable for Fund shares sold.............................       111,798
          Dividends receivable........................................        66,651
          Payable for Fund shares redeemed............................       (58,438)
          Investment advisory fee payable.............................       (16,123)
          Administration fee payable..................................        (3,779)
          Payable for investment securities purchased.................      (158,676)
          Accrued Trustees' fees and expenses.........................       (27,891)
          Accrued expenses and other liabilities......................       (43,817)
                                                                         -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (121,986)
                                                                         -----------
          NET ASSETS........................................     100.0%  $21,087,196
                                                                         ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.........................   $   127,693
          Accumulated net realized gain on investments sold...........        89,141
          Net unrealized depreciation of investments, foreign currency
            and net other assets......................................    (1,558,974)
          Paid-in capital.............................................    22,429,336
                                                                         -----------
          NET ASSETS..................................................   $21,087,196
                                                                         ===========
          Net asset value per share ($21,087,196 / 2,559,431 shares of
            common stock outstanding).................................         $8.24
                                                                         ===========

---------------

 * Federal income tax information (see Note 9).

 + Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

At June 30, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................       18.2%        $     3,851,459
Commercial banking..........................................       10.6               2,263,950
Oil and gas.................................................        9.7               2,036,016
Insurance...................................................        4.3                 900,202
Aerospace and defense.......................................        4.0                 845,984
Networking and telecommunications equipment.................        4.0                 839,663
Electrical equipment........................................        3.9                 819,849
Media.......................................................        3.9                 808,838
Financial services..........................................        3.9                 811,852
Housing and furnishing......................................        3.3                 706,022
Banking.....................................................        3.1                 635,834
Electric power -- Non nuclear...............................        3.1                 647,684
Conglomerates...............................................        3.0                 644,260
Pharmaceuticals.............................................        2.9                 611,313
Tobacco.....................................................        2.8                 597,069
Chemicals -- specialty......................................        2.6                 545,220
Automotive..................................................        2.2                 460,252
Metals and mining...........................................        2.1                 444,020
Chemicals -- Basic..........................................        2.0                 420,516
Other.......................................................        9.0               1,900,005
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       98.6              20,790,008
PREFERRED STOCKS............................................        0.2                  47,174
INVESTMENT COMPANIES........................................        1.8                 372,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      100.6              21,209,182
OTHER ASSETS AND LIABILITIES (NET)..........................       (0.6)               (121,986)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    21,087,196
                                                                  =====         ===============

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.4%
             AEROSPACE AND DEFENSE -- 14.1%
    38,310   General Dynamics Corporation................................   $  4,074,269
    51,356   L-3 Communications Holdings, Inc.!!.........................      2,773,224
   142,190   Lockheed Martin Corporation.................................      9,882,205
                                                                            ------------
                                                                              16,729,698
                                                                            ------------
             AIRLINES -- 1.8%
   129,781   Southwest Airlines Company..................................      2,097,261
                                                                            ------------
             AUTOMOTIVE -- 9.5%
   184,220   Bayerische Motoren Werke (BMW) AG!!.........................      7,595,482
    68,027   General Motors Corporation##................................      3,636,043
                                                                            ------------
                                                                              11,231,525
                                                                            ------------
             BEVERAGES -- 4.2%
    33,159   Anheuser-Busch Companies, Inc. .............................      1,657,950
    69,698   PepsiCo, Inc. ..............................................      3,359,444
                                                                            ------------
                                                                               5,017,394
                                                                            ------------
             COMMERCIAL BANKING -- 3.4%
   102,884   Citigroup Inc. .............................................      3,986,755
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    66,076   Dell Computer Corporation!!.................................      1,727,227
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 4.1%
    88,135   Wal-Mart Stores, Inc. ......................................      4,848,306
                                                                            ------------
             DIVERSIFIED MANUFACTURING -- 2.6%
    25,496   3M Company..................................................      3,136,008
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 5.2%
    63,952   SLM Corporation.............................................      6,196,949
                                                                            ------------
             HEALTH SERVICES -- 19.9%
    42,518   Quest Diagnostics Inc.!!....................................      3,658,674
   140,726   Tenet Healthcare Corporation!!..............................     10,068,944
   109,620   UnitedHealth Group Inc. ....................................     10,035,711
                                                                            ------------
                                                                              23,763,329
                                                                            ------------
             HOUSING AND FURNISHING -- 2.1%
    40,977   Lennar Corporation..........................................      2,507,792
                                                                            ------------
             INSURANCE -- 1.1%
    18,996   American International Group, Inc. .........................      1,296,097
                                                                            ------------
             INVESTMENT SERVICES -- 4.5%
    85,532   Lehman Brothers Holdings Inc. ..............................      5,347,461
                                                                            ------------

  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             LODGING AND RECREATION -- 3.2%
    48,499   Four Seasons Hotels Inc. ...................................   $  2,274,603
    46,034   MGM Mirage Inc.!!...........................................      1,553,648
                                                                            ------------
                                                                               3,828,251
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 6.7%
    75,552   Baxter International Inc. ..................................      3,358,286
    87,186   Johnson & Johnson...........................................      4,556,341
                                                                            ------------
                                                                               7,914,627
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.3%
    97,816   QUALCOMM Inc.!!.............................................      2,688,962
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 1.3%
    29,170   FedEx Corporation...........................................      1,557,678
                                                                            ------------
             SPECIALTY STORES -- 8.9%
    70,656   Lowe's Companies, Inc. .....................................      3,207,782
   207,753   Tiffany & Company...........................................      7,312,906
                                                                            ------------
                                                                              10,520,688
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $100,018,679).......................................    114,396,008
                                                                            ------------
             PREFERRED STOCKS -- 1.5%
               (Cost $1,360,385)
             AUTOMOTIVE -- 1.5%
     3,640   Porsche AG..................................................      1,725,459
                                                                            ------------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 2.3%
               (Cost $2,700,000)
             FEDERAL HOME LOAN BANK (FHLB) -- 2.3%
$2,700,000   Discount note 07/01/02......................................      2,699,859
                                                                            ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 3.2%
               (Cost $3,807,021)
 3,807,021   Nations Cash Reserves, Capital Class Shares#................      3,807,021
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


                                                                                VALUE
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $107,886,085*)............................   103.4%    $122,628,347
                                                                            ------------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.4)%
             Cash........................................................   $        588
             Receivable for investment
               securities sold...........................................        433,542
             Receivable for Fund shares sold.............................         80,828
             Dividends receivable........................................         18,993
             Interest receivable.........................................            804
             Unamortized organization costs..............................          2,839
             Collateral on securities loaned.............................     (3,763,021)
             Payable for Fund shares redeemed............................       (239,024)
             Investment advisory fee payable.............................        (81,960)
             Administration fee payable..................................        (22,775)
             Payable for investment securities purchased.................       (340,328)
             Accrued Trustees' fees and expenses.........................        (37,918)
             Accrued expenses and other liabilities......................        (84,355)
                                                                            ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (4,031,787)
                                                                            ------------
             NET ASSETS........................................   100.0%    $118,596,560
                                                                            ============

                                                                                VALUE
-----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (155,571)
             Accumulated net realized loss on investments sold...........    (32,870,574)
             Net unrealized appreciation of investments, foreign currency
               and net other assets......................................     14,742,334
             Paid-in capital.............................................    136,880,371
                                                                            ------------
             NET ASSETS..................................................   $118,596,560
                                                                            ============
             Net asset value per share ($118,596,560 / 8,711,231 shares
               of common stock outstanding)..............................         $13.61
                                                                            ============

---------------

 * Federal income tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $3,763,021.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $3,875,701 and $3,636,043, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 92.6%
             AEROSPACE AND DEFENSE -- 1.3%
       850   Teledyne Technologies Inc.!!................................   $    17,638
     3,720   Triumph Group, Inc.!!##.....................................       165,912
                                                                            -----------
                                                                                183,550
                                                                            -----------
             AIRLINES -- 1.4%
     8,800   SkyWest, Inc................................................       205,832
                                                                            -----------
             APPAREL AND TEXTILES -- 1.2%
     3,800   Columbia Sportswear Company!!...............................       121,596
     5,899   Vans, Inc.!!................................................        47,906
                                                                            -----------
                                                                                169,502
                                                                            -----------
             BEVERAGES -- 1.7%
     7,644   Constellation Brands, Inc.!!................................       244,608
                                                                            -----------
             BROADCASTING AND CABLE -- 0.9%
     2,760   Entercom Communications Corporation!!.......................       126,684
                                                                            -----------
             CHEMICALS -- SPECIALTY -- 1.7%
     7,900   Agrium Inc..................................................        74,260
     2,289   OM Group, Inc. .............................................       141,918
       750   Scotts Company, Class A!!...................................        34,050
                                                                            -----------
                                                                                250,228
                                                                            -----------
             COMMERCIAL BANKING -- 4.8%
     6,500   City National Corporation...................................       349,376
       750   Downey Financial Corporation................................        35,475
     4,403   F.N.B. Corporation..........................................       120,906
     7,100   National Commerce Financial Corporation.....................       186,730
       735   Provident Bankshares Corporation............................        17,412
                                                                            -----------
                                                                                709,899
                                                                            -----------
             COMMERCIAL SERVICES -- 5.1%
     5,840   Catalina Marketing Corporation!!............................       164,804
       950   Global Payments Inc.........................................        28,263
       325   Insurance Auto Auctions Inc.!!..............................         6,338
     5,400   Iron Mountain Inc.!!........................................       166,589
     4,125   Manhattan Associates, Inc.!!................................       132,660
     9,750   Pegasus Solutions Inc.!!....................................       170,624
     6,608   Trammell Crow Company!!.....................................        95,486
                                                                            -----------
                                                                                764,764
                                                                            -----------
             COMPUTER SERVICES -- 1.5%
       400   QRS Corporation!!...........................................         3,116
     8,750   Tier Technologies, Inc., Class B!!..........................       155,925
     4,299   Virage Logic Corporation!!..................................        55,973
                                                                            -----------
                                                                                215,014
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
     6,200   Avocent Corporation!!.......................................        98,704
       675   Hutchinson Technology, Inc.!!...............................        10,557
     4,434   Plexus Corporation!!........................................        80,255
     1,050   Zebra Technologies Corporation, Class A!!...................        50,631
                                                                            -----------
                                                                                240,147
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 0.5%
     1,275   Rent-A-Center, Inc.!!.......................................   $    73,963
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 3.2%
    17,150   Aeroflex, Inc.!!............................................       119,192
     9,754   Anaren Microwave, Inc.!!....................................        84,275
     3,031   Dionex Corporation!!........................................        81,200
       850   Harman International Industries, Inc. ......................        41,863
       400   Itron Inc.!!................................................        10,492
       950   Methode Electronics Inc., Class A...........................        12,132
     5,661   Sypris Solutions, Inc.!!....................................       103,143
     1,389   Vialta, Inc.!!..............................................         1,181
       563   Vishay Intertechnology, Inc.!!..............................        12,386
                                                                            -----------
                                                                                465,864
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 2.3%
     3,275   Actuant Corporation, Class A!!..............................       135,094
     5,400   AstroPower, Inc.!!##........................................       106,056
     4,800   Delta and Pine Land Company.................................        96,480
                                                                            -----------
                                                                                337,630
                                                                            -----------
             EDUCATION -- 2.5%
     6,200   Career Education Corporation!!..............................       279,000
     2,270   Education Management Corporation!!..........................        92,457
                                                                            -----------
                                                                                371,457
                                                                            -----------
             ELECTRICAL EQUIPMENT -- 0.1%
       408   Intermagnetics General Corporation!!........................         8,242
       600   Magnetek, Inc.!!............................................         5,940
                                                                            -----------
                                                                                 14,182
                                                                            -----------
             ENERGY -- MISCELLANEOUS -- 1.6%
     7,700   Kinder Morgan Energy Partners, LP...........................       241,857
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.2%
       475   Nuevo Energy Company!!......................................         7,505
     1,675   Vintage Petroleum, Inc. ....................................        19,933
                                                                            -----------
                                                                                 27,438
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 4.4%
     6,800   Affiliated Managers Group, Inc.!!...........................       418,200
     5,500   Boston Private Financial Holdings, Inc. ....................       136,070
     2,359   Investment Technology Group, Inc.!!.........................        77,139
       425   Sourcecorp, Inc.!!..........................................        11,263
                                                                            -----------
                                                                                642,672
                                                                            -----------
             FOOD AND DRUG STORES -- 0.4%
     2,975   Fleming Companies, Inc.##...................................        53,996
                                                                            -----------
             HEALTH SERVICES -- 9.0%
     1,450   Centene Corporation!!.......................................        44,921
       425   IMPATH Inc.!!##.............................................         7,629
       800   Invacare Corporation........................................        29,600
     2,771   Neurocrine Biosciences, Inc.!!..............................        79,389
    11,500   Orthodontic Centers of America, Inc.!!##....................       265,075
    12,900   Province Healthcare Company!!...............................       288,444

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HEALTH SERVICES -- (CONTINUED)
     6,072   Triad Hospitals, Inc.!!.....................................   $   257,331
     2,640   Unilab Corporation!!........................................        72,310
    14,365   US Oncology, Inc.!!.........................................       119,660
    10,615   VCA Antech, Inc.!!..........................................       165,169
                                                                            -----------
                                                                              1,329,528
                                                                            -----------
             HEAVY MACHINERY -- 0.1%
       900   Milacron Inc. ..............................................         9,135
                                                                            -----------
             HOUSING AND FURNISHING -- 0.6%
     2,550   Ethan Allen Interiors Inc.##................................        88,868
                                                                            -----------
             INSURANCE -- 2.3%
     3,325   Delphi Financial Group, Inc., Class A.......................       144,139
     2,312   IPC Holdings, Ltd.!!........................................        70,608
     4,300   The Phoenix Companies, Inc. ................................        78,905
     1,008   Triad Guaranty Inc.!!.......................................        43,878
                                                                            -----------
                                                                                337,530
                                                                            -----------
             INTEGRATED OIL -- 0.8%
       775   Cabot Oil & Gas Corporation.................................        17,709
     1,125   Newfield Exploration Company!!..............................        41,816
     3,260   Remington Oil & Gas Corporation!!...........................        64,939
                                                                            -----------
                                                                                124,464
                                                                            -----------
             INVESTMENT SERVICES -- 0.6%
     1,875   Eaton Vance Corporation.....................................        58,500
       650   Jefferies Group, Inc. ......................................        27,365
                                                                            -----------
                                                                                 85,865
                                                                            -----------
             LODGING AND RECREATION -- 3.5%
     6,646   Ameristar Casinos, Inc.!!...................................       193,133
    12,966   Shuffle Master, Inc.!!......................................       238,185
     4,422   Station Casinos, Inc.!!.....................................        78,933
                                                                            -----------
                                                                                510,251
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 5.0%
     1,806   Computer, Programs, and Systems, Inc.!!.....................        38,883
     3,775   Cooper Companies, Inc. .....................................       177,803
     1,214   Datascope Corporation.......................................        33,555
    13,765   Endocare, Inc.!!##..........................................       181,835
     2,350   Enzon, Inc.!!...............................................        57,834
     4,240   Exact Sciences Corporation!!##..............................        67,713
     1,200   Priority Healthcare Corporation, Class B!!..................        28,200
     2,000   Vital Signs Inc. ...........................................        72,300
     3,815   Wright Medical Group, Inc.!!................................        76,910
                                                                            -----------
                                                                                735,033
                                                                            -----------
             METALS AND MINING -- 0.5%
     2,118   Mueller Industries, Inc.!!..................................        67,247
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 1.0%
     4,000   Energen Corporation.........................................       110,000
       850   Piedmont Natural Gas Company, Inc. .........................        31,433
                                                                            -----------
                                                                                141,433
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
     9,000   AudioCodes Ltd.!!##.........................................   $    21,690
    20,000   C-COR.Net Corporation!!.....................................       139,999
     1,175   Cable Design Technologies Corporation!!.....................        12,044
     6,681   Hypercom Corporation!!##....................................        51,444
    18,140   Proxim Corporation, Class A!!...............................        54,402
    11,418   REMEC, Inc.!!...............................................        64,055
     4,400   Spectrian Corporation!!##...................................        45,628
     1,685   Stratos Lightwave, Inc.!!...................................         2,696
     3,100   Tollgrade Communications, Inc.!!............................        45,477
                                                                            -----------
                                                                                437,435
                                                                            -----------
             OILFIELD SERVICES -- 4.0%
     2,225   Atwood Oceanics, Inc.!!.....................................        83,438
     3,350   Cal Dive International Inc.!!...............................        73,700
     2,700   Patterson-UTI Energy, Inc.!!................................        76,221
     2,150   Precision Drilling Corporation!!............................        74,691
    11,507   Pride International, Inc.!!.................................       180,199
     4,712   W-H Energy Services, Inc.!!.................................       104,418
                                                                            -----------
                                                                                592,667
                                                                            -----------
             PHARMACEUTICALS -- 8.0%
     8,600   Allos Therapeutics Inc.!!...................................        77,744
    10,050   Alpharma Inc., Class A##....................................       170,649
     6,485   Array BioPharma Inc.!!......................................        62,515
     1,600   Cephalon, Inc.!!............................................        72,320
     2,701   Enzo Biochem, Inc.!!........................................        38,705
     4,075   Human Genome Sciences, Inc.!!...............................        54,605
     4,000   Introgen Therapeutics, Inc.!!...............................         8,120
    10,700   Martek Biosciences Corporation!!##..........................       223,844
     2,900   Medicis Pharmaceutical Corporation, Class A!!##.............       124,004
       450   MGI Pharma, Inc.!!..........................................         3,177
     2,600   OSI Pharmaceuticals, Inc.!!.................................        62,452
     7,100   Shire Pharmaceuticals Group plc, ADR!!......................       183,251
     5,800   Vical, Inc.!!...............................................        30,624
     9,100   Women First Healthcare, Inc.!!..............................        70,980
                                                                            -----------
                                                                              1,182,990
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
       725   The Standard Register Company...............................        24,788
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 2.0%
     2,347   Heartland Express, Inc.!!...................................        56,164
     4,055   Knight Transportation, Inc.!!...............................        94,035
    13,000   RailAmerica, Inc.!!.........................................       140,660
                                                                            -----------
                                                                                290,859
                                                                            -----------
             RESTAURANTS -- 2.8%
     3,441   CEC Entertainment Inc.!!....................................       142,113
     4,225   Jack in the Box Inc.!!......................................       134,355
     5,200   RARE Hospitality International, Inc.!!......................       139,984
                                                                            -----------
                                                                                416,452
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             SEMICONDUCTORS -- 3.5%
     3,115   Brooks-PRI Automation!!.....................................   $    79,619
       700   C&D Technologies, Inc. .....................................        12,614
     2,962   Camtek Ltd.!!...............................................         2,962
     3,000   Cymer, Inc.!!...............................................       105,119
     1,175   ESS Technolgy, Inc.!!##.....................................        20,610
     4,480   LTX Corporation!!...........................................        63,974
     2,750   MKS Instruments Inc.!!......................................        55,193
    11,150   Oak Technology, Inc.!!......................................        50,510
       800   Photronics, Inc.!!..........................................        15,152
    15,426   Sipex Corporation!!.........................................        75,418
     1,980   Skyworks Solutions, Inc.!!..................................        10,989
     3,753   TriQuint Semiconductor, Inc.!!..............................        24,057
                                                                            -----------
                                                                                516,217
                                                                            -----------
             SOFTWARE -- 3.3%
     1,500   Altiris, Inc.!!.............................................         7,788
       675   Avid Technology, Inc.!!.....................................         6,251
     8,275   Dendrite International, Inc.!!..............................        80,019
     6,275   Hyperion Solutions Corporation!!............................       114,439
     6,344   Interwoven, Inc.!!..........................................        19,349
       487   Kronos Inc.!!...............................................        14,848
     5,980   Lawson Software, Inc.!!.....................................        34,505
     1,600   Macrovision Corporation!!...................................        20,976
     2,800   Precise Software Solutions Ltd.!!...........................        26,740
    10,181   TTI Team Telecom International Ltd.!!##.....................       162,998
                                                                            -----------
                                                                                487,913
                                                                            -----------
             SPECIALTY STORES -- 4.7%
     7,030   American Eagle Outfitters, Inc.!!...........................       148,614
    13,700   Cato Corporation............................................       305,510
     1,100   Insight Enterprises, Inc.!!.................................        27,709
     1,375   O'Reilly Automotive Inc.!!..................................        37,895
     5,466   Too Inc.!!..................................................       168,353
                                                                            -----------
                                                                                688,081
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.3%
       750   Allen Telecom Inc.!!........................................         3,225
       450   Boston Communications Group, Inc.!!.........................         3,618
     4,486   Commonwealth Telephone Enterprises, Inc.!!..................       180,516
     1,207   Gilat Satellite Networks Ltd.!!##...........................         1,328
                                                                            -----------
                                                                                188,687
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $14,181,907)........................................    13,594,730
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 18.8%
     1,707   iShares Russell 2000 Growth Index Fund......................   $    81,424
     2,000   iShares Russell 2000 Index Fund##...........................       181,300
 2,496,726   Nations Cash Reserves, Capital Class Shares#................     2,496,726
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $2,791,474).........................................     2,759,450
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $16,973,381*).............................   111.4%     16,354,180
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (11.4)%
             Cash........................................................   $       247
             Receivable for investment securities sold...................        21,805
             Receivable for Fund shares sold.............................        20,273
             Dividends receivable........................................         4,383
             Interest receivable.........................................           325
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................    (1,555,726)
             Payable for Fund shares redeemed............................          (801)
             Investment advisory fee payable.............................       (11,430)
             Administration fee payable..................................        (2,797)
             Shareholder servicing and distribution fees payable.........       (53,691)
             Accrued Trustees' fees and expenses.........................       (37,984)
             Accrued expenses and other liabilities......................       (64,429)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (1,676,986)
                                                                            -----------
             NET ASSETS........................................   100.0%    $14,677,194
                                                                            ===========
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (49,088)
             Accumulated net realized loss on investments sold...........      (269,684)
             Net unrealized depreciation of investments..................      (619,201)
             Paid-in capital.............................................    15,615,167
                                                                            -----------
             NET ASSETS..................................................   $14,677,194
                                                                            ===========
             Net asset value per share ($14,677,194 / 1,701,174 shares of
               common stock outstanding).................................         $8.63
                                                                            ===========

---------------

 * Federal Income Tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is 1,555,726.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $1,698,834 and $1,504,573, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 86.9%
            AEROSPACE AND DEFENSE -- 7.8%
   1,248    Alliant Techsystems Inc.!!..................................   $    79,622
   3,104    L-3 Communications Holdings, Inc.!!##.......................       167,616
   2,386    Lockheed Martin Corporation.................................       165,827
                                                                           -----------
                                                                               413,065
                                                                           -----------
            AIRLINES -- 2.3%
   3,488    Ryanair Holdings plc, ADR!!##...............................       121,630
                                                                           -----------
            AUTOMOTIVE -- 5.9%
   1,384    Bayerische Motoren Werke (BMW) AG!!.........................        57,063
   2,492    General Motors Corporation##................................       133,198
  18,000    Nissan Motor Company, Ltd. .................................       124,645
                                                                           -----------
                                                                               314,906
                                                                           -----------
            BROADCASTING AND CABLE -- 1.7%
   2,028    Viacom Inc., Class B!!......................................        89,982
                                                                           -----------
            COMMERCIAL BANKING -- 1.6%
   2,236    Citigroup Inc. .............................................        86,645
                                                                           -----------
            COMPUTER SERVICES -- 2.4%
   4,682    SRA International, Inc., Class A!!..........................       126,320
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
   3,218    Dell Computer Corporation!!.................................        84,119
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.5%
   2,392    Wal-Mart Stores, Inc. ......................................       131,584
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 4.3%
   2,616    Analogic Corporation........................................       128,628
   2,640    Diebold, Inc. ..............................................        98,314
                                                                           -----------
                                                                               226,942
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 3.2%
   6,922    TECO Energy, Inc. ..........................................       171,320
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 5.7%
   3,104    SLM Corporation.............................................       300,778
                                                                           -----------
            FOOD AND DRUG STORES -- 3.6%
   3,982    United Natural Foods, Inc.!!................................        77,649
   6,956    Wild Oats Markets, Inc.!!##.................................       111,992
                                                                           -----------
                                                                               189,641
                                                                           -----------
            HEALTH SERVICES -- 12.0%
   1,514    Quest Diagnostics Inc.!!....................................       130,280
   2,508    Tenet Healthcare Corporation!!..............................       179,447
   3,620    UnitedHealth Group Inc. ....................................       331,410
                                                                           -----------
                                                                               641,137
                                                                           -----------

 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 2.3%
   2,420    Colgate-Palmolive Company...................................   $   121,121
                                                                           -----------
            HOUSING AND FURNISHING -- 9.6%
   5,605    Aaon, Inc.!!................................................       105,206
   4,095    D.R. Horton, Inc.!!.........................................       106,593
   1,982    Lennar Corporation..........................................       121,298
   3,507    M.D.C. Holdings, Inc. ......................................       182,364
                                                                           -----------
                                                                               515,461
                                                                           -----------
            INTEGRATED OIL -- 0.9%
   1,116    Exxon Mobil Corporation.....................................        45,667
                                                                           -----------
            INVESTMENT SERVICES -- 1.6%
   1,363    Lehman Brothers Holdings Inc. ..............................        85,215
                                                                           -----------
            LODGING AND RECREATION -- 5.3%
   3,709    Four Seasons Hotels Inc. ...................................       173,952
   3,246    MGM Mirage Inc.!!...........................................       109,553
                                                                           -----------
                                                                               283,505
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 1.6%
   2,410    Becton Dickinson & Company..................................        83,025
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 1.9%
   5,002    El Paso Corporation.........................................       103,091
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
   4,730    QUALCOMM Inc.!!.............................................       130,028
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 1.5%
   5,888    JC Decaux SA!!..............................................        79,662
                                                                           -----------
            SEMICONDUCTORS -- 1.6%
     798    Maxim Integrated Products, Inc.!!...........................        30,587
   1,566    Novellus Systems, Inc.!!....................................        53,244
                                                                           -----------
                                                                                83,831
                                                                           -----------
            SPECIALTY STORES -- 3.6%
   2,984    Galyan's Trading Company!!..................................        68,125
   3,512    Tiffany & Company...........................................       123,622
                                                                           -----------
                                                                               191,747
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $4,103,179).........................................     4,620,422
                                                                           -----------
            PREFERRED STOCKS -- 4.4% (Cost $217,861)
            AUTOMOTIVE -- 4.4%
     492    Porsche AG..................................................       233,221
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)



PRINCIPAL
 AMOUNT                                                                      VALUE
--------------------------------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 7.5% (Cost $400,000)
            FEDERAL HOME LOAN BANK (FHLB) -- 7.5%
$400,000    Discount note 07/01/02......................................   $   399,979
                                                                           -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 9.0% (Cost $480,740)
 480,740    Nations Cash Reserves, Capital Class Shares#................       480,740
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $5,201,780*)..............................     107.8%    5,734,362
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (7.8)%
            Cash........................................................   $       348
            Receivable for investment securities sold...................       403,429
            Receivable for Fund shares sold.............................        10,479
            Dividends receivable........................................           869
            Interest receivable.........................................            18
            Unamortized organization costs..............................         2,856
            Collateral on securities loaned.............................      (384,740)
            Payable for Fund shares redeemed............................       (22,497)
            Investment advisory fee payable.............................        (3,773)
            Administration fee payable..................................        (1,002)
            Payable for investment securities purchased.................      (349,627)
            Accrued Trustees' fees and expenses.........................       (37,983)
            Accrued expenses and other liabilities......................       (32,593)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (414,216)
                                                                           -----------
            NET ASSETS........................................     100.0%  $ 5,320,146
                                                                           ===========

                                                                              VALUE
--------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $    (7,141)
            Accumulated net realized loss on investments sold...........    (2,820,356)
            Net unrealized appreciation of investments..................       532,582
            Paid-in capital.............................................     7,615,061
                                                                           -----------
            NET ASSETS..................................................   $ 5,320,146
                                                                           ===========
            Net asset value per share ($5,320,146 / 837,563 shares of
              common stock outstanding).................................         $6.35
                                                                           ===========

---------------

 * Federal income tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $384,740.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $366,091 and $383,126, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.3%
             AEROSPACE AND DEFENSE -- 10.7%
    23,771   General Dynamics Corporation................................   $ 2,528,046
    14,672   L-3 Communications Holdings, Inc.!!##.......................       792,288
    61,418   Lockheed Martin Corporation.................................     4,268,551
                                                                            -----------
                                                                              7,588,885
                                                                            -----------
             AIRLINES -- 3.1%
    27,059   Ryanair Holdings plc, ADR!!##...............................       943,574
    78,836   Southwest Airlines Company..................................     1,273,990
                                                                            -----------
                                                                              2,217,564
                                                                            -----------
             AUTOMOTIVE -- 6.8%
    64,030   Bayerische Motoren Werke (BMW) AG!!.........................     2,639,988
    42,084   General Motors Corporation##................................     2,249,390
                                                                            -----------
                                                                              4,889,378
                                                                            -----------
             BEVERAGES -- 4.4%
    12,890   Anheuser-Busch Companies, Inc. .............................       644,500
     9,134   Heineken NV.................................................       400,864
    43,390   PepsiCo, Inc. ..............................................     2,091,398
                                                                            -----------
                                                                              3,136,762
                                                                            -----------
             COMMERCIAL BANKING -- 3.5%
    65,564   Citigroup Inc. .............................................     2,540,605
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    40,584   Dell Computer Corporation!!.................................     1,060,866
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 2.6%
    12,352   Fannie Mae..................................................       910,960
    29,308   MBNA Corporation............................................       969,216
                                                                            -----------
                                                                              1,880,176
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 3.3%
    43,562   Wal-Mart Stores, Inc. ......................................     2,396,346
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 3.9%
    17,000   3M Company..................................................     2,091,000
    25,570   General Electric Company....................................       742,809
                                                                            -----------
                                                                              2,833,809
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 8.0%
    30,346   Capital One Financial Corporation##.........................     1,852,623
    39,620   SLM Corporation.............................................     3,839,178
                                                                            -----------
                                                                              5,691,801
                                                                            -----------
             FOOD PRODUCTS -- 2.5%
    44,596   Kraft Foods, Inc. ..........................................     1,826,206
                                                                            -----------
             HEALTH SERVICES -- 14.7%
    25,794   Quest Diagnostics Inc.!!....................................     2,219,574
    58,206   Tenet Healthcare Corporation!!..............................     4,164,639
    44,876   UnitedHealth Group Inc. ....................................     4,108,398
                                                                            -----------
                                                                             10,492,611
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 1.0%
     7,842   Procter & Gamble Company....................................   $   700,291
                                                                            -----------
             HOUSING AND FURNISHING -- 3.5%
    28,497   D.R. Horton, Inc.!!.........................................       741,777
    16,800   Lennar Corporation##........................................     1,028,160
    14,743   M.D.C. Holdings, Inc. ......................................       766,636
                                                                            -----------
                                                                              2,536,573
                                                                            -----------
             INSURANCE -- 1.5%
     4,272   Ambac Financial Group, Inc. ................................       287,078
    11,540   American International Group, Inc. .........................       787,375
                                                                            -----------
                                                                              1,074,453
                                                                            -----------
             INVESTMENT SERVICES -- 2.7%
    31,312   Lehman Brothers Holdings Inc. ..............................     1,957,626
                                                                            -----------
             LODGING AND RECREATION -- 2.7%
    20,592   Four Seasons Hotels Inc. ...................................       965,765
     4,056   Mandalay Resort Group!!.....................................       111,824
    25,956   MGM Mirage Inc.!!...........................................       876,015
                                                                            -----------
                                                                              1,953,604
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 5.7%
    31,494   Baxter International Inc. ..................................     1,399,908
    13,862   Becton Dickinson & Company..................................       477,546
    41,822   Johnson & Johnson...........................................     2,185,618
                                                                            -----------
                                                                              4,063,072
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 1.1%
    37,494   El Paso Corporation.........................................       772,751
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.3%
    59,368   QUALCOMM Inc.!!.............................................     1,632,026
                                                                            -----------
             PHARMACEUTICALS -- 1.0%
    13,796   Wyeth.......................................................       706,355
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.5%
    20,476   FedEx Corporation...........................................     1,093,418
                                                                            -----------
             RESTAURANTS -- 0.7%
    21,254   Starbucks Corporation!!.....................................       528,162
                                                                            -----------
             SPECIALTY STORES -- 7.6%
    22,542   Bed Bath & Beyond Inc.!!....................................       850,735
     6,840   Blockbuster Inc. ...........................................       183,996
    38,344   Lowe's Companies, Inc. .....................................     1,740,818
    77,113   Tiffany & Company...........................................     2,714,377
                                                                            -----------
                                                                              5,489,926
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $59,965,098)........................................    69,063,266
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS -- 0.8%
               (Cost $557,009)
             NATURAL GAS PIPELINES -- 0.8%
    11,016   El Paso Corporation!!.......................................   $   565,121
                                                                            -----------
PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS AND NOTES -- 0.1% (Cost $97,578)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc.,
               8.375% 02/01/08...........................................       101,000
                                                                            -----------
  SHARES
----------
             PREFERRED STOCKS -- 1.4% (Cost $786,400)
             AUTOMOTIVE -- 1.4%
     2,174   Porsche AG..................................................     1,030,535
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 2.6%
               (Cost $1,900,000)
             FEDERAL HOME LOAN BANK (FHLB) -- 2.6%
$1,900,000   Discount note 07/01/02......................................     1,899,901
                                                                            -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 7.0%
               (Cost $5,027,363)
 5,027,363   Nations Cash Reserves, Capital Class Shares#................     5,027,363
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $68,333,448*).............................   108.2%    $77,687,186
                                                                            -----------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................    (8.2)%
             Cash........................................................   $       362
             Receivable for investment securities sold...................       264,079
             Receivable for Fund shares sold.............................        59,950
             Dividends receivable........................................        24,323
             Interest receivable.........................................         3,783
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................    (4,934,363)
             Payable for Fund shares redeemed............................      (199,211)
             Investment advisory fee payable.............................       (54,320)
             Administration fee payable..................................       (13,861)
             Payable for investment securities purchased.................      (919,614)
             Accrued Trustees' fees and expenses.........................       (37,977)
             Accrued expenses and other liabilities......................       (60,647)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (5,864,657)
                                                                            -----------
             NET ASSETS........................................   100.0%    $71,822,529
                                                                            ===========

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (82,694)
             Accumulated net realized loss on investments sold...........   (17,967,759)
             Net unrealized appreciation of investments, foreign currency
               and net other assets......................................     9,353,820
             Paid-in capital.............................................    80,519,162
                                                                            -----------
             NET ASSETS..................................................   $71,822,529
                                                                            ===========
             Net asset value per share ($71,822,529 / 5,318,237 shares of
               common stock outstanding).................................        $13.50
                                                                            ===========

---------------

 * Federal income tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $4,934,363.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $4,727,677 and $4,900,453, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.3%
            AEROSPACE AND DEFENSE -- 11.2%
   3,050    Boeing Company..............................................   $   137,250
   4,550    General Dynamics Corporation................................       483,892
   9,450    Lockheed Martin Corporation.................................       656,774
   4,325    United Technologies Corporation.............................       293,668
                                                                           -----------
                                                                             1,571,584
                                                                           -----------
            BEVERAGES -- 6.8%
   4,575    Anheuser-Busch Companies, Inc. .............................       228,750
   5,325    Coca-Cola Company...........................................       298,200
   8,875    PepsiCo, Inc. ..............................................       427,774
                                                                           -----------
                                                                               954,724
                                                                           -----------
            BROADCASTING AND CABLE -- 4.1%
   9,100    AOL Time Warner Inc.++......................................       133,861
   4,900    Clear Channel Communications, Inc.++........................       156,898
   6,200    Comcast Corporation, Special Class A++......................       147,808
   3,025    Viacom Inc., Class B++......................................       134,219
                                                                           -----------
                                                                               572,786
                                                                           -----------
            CHEMICALS -- BASIC -- 1.2%
   3,600    Ecolab, Inc. ...............................................       166,428
                                                                           -----------
            COMMERCIAL BANKING -- 1.2%
   4,225    Citigroup Inc. .............................................       163,719
                                                                           -----------
            COMPUTER SERVICES -- 2.4%
   4,150    Automatic Data Processing, Inc. ............................       180,733
   5,050    Concord EFS, Inc.++.........................................       152,207
                                                                           -----------
                                                                               332,940
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 6.6%
   7,700    Fannie Mae..................................................       567,874
   4,425    Household International, Inc. ..............................       219,923
   4,350    MBNA Corporation............................................       143,855
                                                                           -----------
                                                                               931,652
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 4.1%
   4,325    Target Corporation..........................................       164,783
   7,425    Wal-Mart Stores, Inc. ......................................       408,449
                                                                           -----------
                                                                               573,232
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 2.7%
   5,128    General Electric Company....................................       148,968
   6,700    Honeywell International Inc. ...............................       236,041
                                                                           -----------
                                                                               385,009
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 3.3%
   4,750    SLM Corporation.............................................       460,275
                                                                           -----------
            FINANCIAL SERVICES -- 2.0%
     125    Berkshire Hathaway Inc., Class B............................       279,250
                                                                           -----------
            FOOD AND DRUG STORES -- 2.9%
  20,475    The Kroger Company++........................................       407,453
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            HEALTH SERVICES -- 8.1%
   7,900    Tenet Healthcare Corporation++..............................   $   565,245
   6,325    UnitedHealth Group Inc. ....................................       579,053
                                                                           -----------
                                                                             1,144,298
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 3.5%
   7,075    Colgate-Palmolive Company...................................       354,104
   1,600    Procter & Gamble Company....................................       142,880
                                                                           -----------
                                                                               496,984
                                                                           -----------
            HOUSING AND FURNISHING -- 1.3%
   6,925    Masco Corporation...........................................       187,737
                                                                           -----------
            INSURANCE -- 2.4%
   5,375    AFLAC, Inc. ................................................       172,000
   2,325    American International Group, Inc. .........................       158,635
                                                                           -----------
                                                                               330,635
                                                                           -----------
            INTEGRATED OIL -- 2.9%
   2,775    ChevronTexaco Corporation...................................       245,588
   3,825    Exxon Mobil Corporation.....................................       156,519
                                                                           -----------
                                                                               402,107
                                                                           -----------
            LODGING AND RECREATION -- 1.7%
   7,225    Starwood Hotels & Resorts Worldwide, Inc. ..................       237,630
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 7.7%
   4,000    Abbott Laboratories.........................................       150,600
   6,125    Baxter International Inc. ..................................       272,256
   7,025    Johnson & Johnson...........................................       367,126
   6,775    Medtronic, Inc. ............................................       290,309
                                                                           -----------
                                                                             1,080,291
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   9,400    Cisco Systems, Inc.++.......................................       131,130
                                                                           -----------
            OILFIELD SERVICES -- 1.5%
   4,175    BJ Services Company++.......................................       141,449
   2,085    Nabors Industries, Ltd.++...................................        73,601
                                                                           -----------
                                                                               215,050
                                                                           -----------
            PHARMACEUTICALS -- 5.9%
  15,225    Pfizer Inc. ................................................       532,875
   8,050    Pharmacia Corporation.......................................       301,473
                                                                           -----------
                                                                               834,348
                                                                           -----------
            RESTAURANTS -- 2.1%
  10,325    McDonald's Corporation......................................       293,746
                                                                           -----------
            SEMICONDUCTORS -- 1.8%
   6,800    Intel Corporation...........................................       124,236
   5,425    Texas Instruments Inc. .....................................       128,573
                                                                           -----------
                                                                               252,809
                                                                           -----------
            SOFTWARE -- 3.6%
   9,200    Microsoft Corporation++.....................................       503,240
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            SPECIALTY STORES -- 5.0%
   5,675    Home Depot, Inc. ...........................................   $   208,443
   4,725    Lowe's Companies, Inc. .....................................       214,515
   8,125    Tiffany & Company...........................................       286,000
                                                                           -----------
                                                                               708,958
                                                                           -----------
            TOBACCO -- 1.4%
   4,550    Philip Morris Companies Inc. ...............................       198,744
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $13,854,994)........................................    13,816,759
                                                                           -----------
            INVESTMENT COMPANIES -- 3.2%
              (Cost $452,000)
 452,000    Nations Cash Reserves, Capital Class Shares#................       452,000
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $14,306,994*).............................     101.5%   14,268,759
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (1.5)%
            Cash........................................................   $       547
            Receivable for Fund shares sold.............................        68,423
            Dividends receivable........................................         9,581
            Unamortized organization costs..............................         2,839
            Payable for Fund shares redeemed............................          (154)
            Investment advisory fee payable.............................        (8,315)
            Administration fee payable..................................        (2,759)
            Shareholder servicing and distribution fees payable.........      (124,534)
            Payable for investment securities purchased.................       (69,815)
            Accrued Trustees' fees and expenses.........................       (38,061)
            Accrued expenses and other liabilities......................       (48,679)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (210,927)
                                                                           -----------
            NET ASSETS........................................     100.0%  $14,057,832
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $     6,256
            Accumulated net realized loss on investments sold...........    (5,889,252)
            Net unrealized depreciation of investments..................       (38,235)
            Paid-in capital.............................................    19,979,063
                                                                           -----------
            NET ASSETS..................................................   $14,057,832
                                                                           ===========
            Net asset value per share
              ($14,057,832 / 1,765,425 shares of
              common stock outstanding).................................         $7.96
                                                                           ===========

---------------

 * Federal income tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 85.9%
             AEROSPACE AND DEFENSE -- 0.8%
       950   L-3 Communications Holdings, Inc.!!.........................   $    51,300
                                                                            -----------
             BEVERAGES -- 0.6%
     1,425   Pepsi Bottling Group, Inc...................................        43,890
                                                                            -----------
             BROADCASTING AND CABLE -- 2.7%
     3,740   Adelphia Communications Corporation, Class A!!..............           598
     2,850   Cablevision Systems Corporation!!...........................        26,961
     9,150   Charter Communications, Inc., Class A!!.....................        37,332
     2,925   Radio One, Inc., Class D!!..................................        43,495
     2,350   Univision Communications, Inc., Class A!!...................        73,790
                                                                            -----------
                                                                                182,176
                                                                            -----------
             COMMERCIAL BANKING -- 2.8%
     2,355   Charter One Financial, Inc. ................................        80,965
       585   City National Corporation...................................        31,444
     1,750   Commerce Bancorp, Inc.......................................        77,350
                                                                            -----------
                                                                                189,759
                                                                            -----------
             COMPUTER SERVICES -- 7.3%
     5,530   Concord EFS, Inc.!!.........................................       166,673
     4,220   Convergys Corporation!!.....................................        82,206
     5,895   CSG Systems International, Inc.!!...........................       112,830
     2,275   Internet Security Systems, Inc.!!...........................        29,848
     4,035   Sungard Data Systems, Inc.!!................................       106,847
                                                                            -----------
                                                                                498,404
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
     1,785   Research In Motion Ltd.!!...................................        20,313
                                                                            -----------
             CONGLOMERATES -- 2.8%
     2,810   Pentair, Inc................................................       135,105
       450   SPX Corporation!!...........................................        52,875
                                                                            -----------
                                                                                187,980
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 1.8%
     4,375   AmeriCredit Corporation!!...................................       122,719
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 2.2%
     1,950   Amphenol Corporation, Class A!!.............................        70,200
     9,065   Symbol Technologies, Inc....................................        77,053
                                                                            -----------
                                                                                147,253
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 0.7%
     7,309   Sanmina Corporation!!.......................................        46,120
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.4%
     4,140   Calpine Corporation!!.......................................        29,104
                                                                            -----------

  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             EXPLORATION AND PRODUCTION -- 0.7%
     1,165   EOG Resources, Inc..........................................   $    46,251
                                                                            -----------
             FOOD PRODUCTS -- 0.5%
     1,840   Hain Celestial Group, Inc.!!................................        34,040
                                                                            -----------
             HEALTH SERVICES -- 6.1%
     1,925   Community Health Systems!!..................................        51,590
     1,950   Express Scripts, Inc.!!.....................................        97,715
     2,275   First Health Group Corporation!!............................        63,791
     5,640   Health Management Associates, Inc., Class A!!...............       113,645
     2,200   HEALTHSOUTH Corporation!!...................................        28,138
     1,925   Lincare Holdings Inc.!!.....................................        62,178
                                                                            -----------
                                                                                417,057
                                                                            -----------
             HOUSING AND FURNISHING -- 0.7%
     1,825   Masco Corporation...........................................        49,476
                                                                            -----------
             INSURANCE -- 2.9%
     1,605   Ambac Financial Group, Inc. ................................       107,856
     1,825   PartnerRe Ltd. .............................................        89,334
                                                                            -----------
                                                                                197,190
                                                                            -----------
             INVESTMENT SERVICES -- 2.7%
     2,495   Legg Mason, Inc. ...........................................       123,104
     2,660   Waddell & Reed Financial, Inc., Class A.....................        60,967
                                                                            -----------
                                                                                184,071
                                                                            -----------
             LODGING AND RECREATION -- 1.9%
     4,590   Park Place Entertainment Corporation!!......................        47,048
       860   Regal Entertainment Group - A!!.............................        20,055
     1,835   Starwood Hotels & Resorts Worldwide, Inc. ..................        60,353
                                                                            -----------
                                                                                127,456
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 4.4%
     2,450   Apogent Technologies Inc.!!.................................        50,397
     2,275   Biomet, Inc. ...............................................        61,697
     3,970   Caliper Technologies Corporation!!..........................        33,150
       970   Enzon, Inc.!!...............................................        23,872
       725   Guidant Corporation!!.......................................        21,917
     3,840   Inhale Therapeutic Systems, Inc.!!..........................        38,131
     2,485   Waters Corporation!!........................................        66,349
                                                                            -----------
                                                                                295,513
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
     6,590   Comverse Technology, Inc.!!.................................        61,024
     6,480   Tekelec!!...................................................        52,034
                                                                            -----------
                                                                                113,058
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.9%
     1,500   Noble Corporation!!.........................................        57,900
                                                                            -----------
             OILFIELD SERVICES -- 6.9%
     1,995   BJ Services Company!!.......................................        67,591
     2,420   ENSCO International Inc. ...................................        65,969

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             OILFIELD SERVICES -- (CONTINUED)
     2,510   GlobalSantaFe Corporation...................................   $    68,649
     3,350   Grant Prideco Inc.!!........................................        45,560
     2,060   Nabors Industries, Ltd.!!...................................        72,717
     1,950   National-Oilwell, Inc.!!....................................        41,048
     1,305   Smith International, Inc.!!.................................        88,987
       525   Tidewater Inc. .............................................        17,283
                                                                            -----------
                                                                                467,804
                                                                            -----------
             PHARMACEUTICALS -- 8.1%
     2,430   Alkermes, Inc.!!............................................        38,904
       875   Barr Laboratories, Inc.!!...................................        55,589
       725   Biogen, Inc.!!..............................................        30,037
     2,060   Biovail Corporation!!.......................................        59,657
     1,350   Gilead Sciences, Inc.!!.....................................        44,388
     1,150   IDEC Pharmaceuticals Corporation!!..........................        40,768
     3,320   Medarex, Inc.!!.............................................        24,634
     1,200   Medicis Pharmaceutical Corporation, Class A!!...............        51,312
     4,185   Millennium Pharmaceuticals, Inc.!!..........................        50,848
     2,115   Myriad Genetics, Inc.!!.....................................        43,019
     2,950   Shire Pharmaceuticals Group plc, ADR!!......................        76,139
     1,425   Taro Pharmaceutical Industries Ltd.!!.......................        34,941
                                                                            -----------
                                                                                550,236
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.9%
     2,475   Interpublic Group of Companies, Inc. .......................        61,281
     1,900   Lamar Advertising Company!!.................................        70,699
                                                                            -----------
                                                                                131,980
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.3%
     2,650   Expeditors International of Washington, Inc. ...............        87,874
                                                                            -----------
             RESTAURANTS -- 0.6%
     1,775   Darden Restaurants, Inc. ...................................        43,843
                                                                            -----------
             SEMICONDUCTORS -- 6.5%
     2,000   Altera Corporation!!........................................        27,200
       925   Analog Devices, Inc.!!......................................        27,473
     2,300   Broadcom Corporation, Class A!!.............................        40,342
     1,850   Linear Technology Corporation...............................        58,146
     1,615   Maxim Integrated Products, Inc.!!...........................        61,903
     1,915   MKS Instruments Inc.!!......................................        38,434
     2,395   Novellus Systems, Inc.!!....................................        81,429
     4,050   RF Micro Devices, Inc.!!....................................        30,861
     2,100   Teradyne, Inc.!!............................................        49,350
     1,165   Xilinx, Inc.!!..............................................        26,131
                                                                            -----------
                                                                                441,269
                                                                            -----------

  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             SOFTWARE -- 6.7%
     1,850   Affiliated Computer Services, Inc., Class A!!...............   $    87,837
     4,815   BEA Systems, Inc.!!.........................................        45,791
     1,800   BMC Software, Inc.!!........................................        29,880
     6,620   Citrix Systems, Inc.!!......................................        39,985
     1,760   E. piphany, Inc.!!..........................................         7,726
     1,725   Intuit Inc.!!...............................................        85,766
     4,295   Precise Software Solutions Ltd.!!...........................        41,017
     5,650   Quest Software, Inc.!!......................................        82,095
     2,485   Siebel Systems, Inc.!!......................................        35,337
                                                                            -----------
                                                                                455,434
                                                                            -----------
             SPECIALTY STORES -- 5.5%
     2,140   Abercrombie & Fitch Company!!...............................        51,617
     2,395   Bed Bath & Beyond Inc.!!....................................        90,387
     2,725   Circuit City Stores - Circuit City Group....................        51,094
     3,750   Staples, Inc.!!.............................................        73,875
     2,985   Tiffany & Company...........................................       105,072
                                                                            -----------
                                                                                372,045
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     3,175   Time Warner Telecom, Inc., Class A!!........................         5,334
                                                                            -----------
             TOBACCO -- 0.5%
       650   R.J. Reynolds Tobacco Holdings, Inc. .......................        34,938
                                                                            -----------
             UNIT INVESTMENT TRUST -- 2.2%
     1,660   S&P Mid-Cap 400 Depositary Receipts.........................       148,653
                                                                            -----------
             UTILITIES -- MISCELLANEOUS -- 0.7%
     2,425   Republic Services, Inc.!!...................................        46,245
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $7,246,595)...............................               5,826,685
                                                                            -----------
             INVESTMENT COMPANIES -- 16.2%
               (Cost $1,095,400)
 1,095,400   Nations Cash Reserves, Capital Class Shares#................     1,095,400
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


                                                                               VALUE
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $8,341,995*)..............................   102.1%    $ 6,922,085
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................    (2.1)%
             Cash........................................................   $       795
             Receivable for Fund shares sold.............................        60,001
             Dividends receivable........................................         2,352
             Receivable from investment advisor..........................           323
             Payable for Fund shares redeemed............................       (37,742)
             Administration fee payable..................................        (1,305)
             Payable for investment securities purchased.................      (122,648)
             Accrued Trustees' fees and expenses.........................       (10,202)
             Accrued expenses and other liabilities......................       (31,147)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (139,573)
                                                                            -----------
             NET ASSETS........................................   100.0%    $ 6,782,512
                                                                            ===========
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (14,725)
             Accumulated net realized loss on investments sold...........      (427,552)
             Net unrealized depreciation of investments..................    (1,419,910)
             Paid-in capital.............................................     8,644,699
                                                                            -----------
             NET ASSETS..................................................   $ 6,782,512
                                                                            ===========
             Net asset value per share ($6,782,512 / 1,073,350 shares of
               common stock outstanding).................................         $6.32
                                                                            ===========

---------------

 * Federal income tax information (see Note 9).

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.5%
            AEROSPACE AND DEFENSE -- 5.4%
  10,900    Raytheon Company............................................   $   444,174
   6,000    United Technologies Corporation.............................       407,400
                                                                           -----------
                                                                               851,574
                                                                           -----------
            AIRLINES -- 0.9%
   8,600    AMR Corporation!!...........................................       144,996
                                                                           -----------
            AUTOMOTIVE -- 2.2%
  13,400    Ford Motor Company..........................................       214,400
   6,800    Goodyear Tire & Rubber Company..............................       127,228
                                                                           -----------
                                                                               341,628
                                                                           -----------
            BEVERAGES -- 2.9%
   1,951    Brown-Forman Corporation, Class B...........................       134,619
   6,230    Diageo plc, ADR.............................................       321,780
                                                                           -----------
                                                                               456,399
                                                                           -----------
            BROADCASTING AND CABLE -- 0.9%
   6,300    Comcast Corporation, Special Class A!!......................       150,192
                                                                           -----------
            COMMERCIAL BANKING -- 11.9%
   6,400    Citigroup Inc. .............................................       248,000
  13,675    FleetBoston Financial Corporation...........................       442,386
   7,525    J.P. Morgan Chase & Company.................................       255,248
  24,850    US Bancorp..................................................       580,247
   9,700    Wachovia Corporation........................................       370,346
                                                                           -----------
                                                                             1,896,227
                                                                           -----------
            COMPUTER SERVICES -- 0.6%
   2,425    Electronic Data Systems Corporation.........................        90,089
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
   1,700    International Business Machines Corporation.................       122,400
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 4.4%
   6,100    American Express Company....................................       221,552
   5,550    Freddie Mac.................................................       339,660
   3,900    MBNA Corporation............................................       128,973
                                                                           -----------
                                                                               690,185
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 3.2%
  14,400    Honeywell International Inc. ...............................       507,312
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.8%
   6,600    Public Service Enterprise Group Inc. .......................       285,780
                                                                           -----------
            ELECTRIC POWER -- NUCLEAR -- 1.9%
   4,600    Dominion Resources, Inc. ...................................       304,520
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 1.6%
   5,100    Anadarko Petroleum Corporation..............................       251,430
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 2.2%
   9,500    Kellogg Company.............................................   $   340,670
                                                                           -----------
            HEALTH SERVICES -- 0.6%
     975    Trigon Healthcare, Inc.!!...................................        98,066
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 0.5%
   2,440    The Estee Lauder Companies Inc., Class A##..................        85,888
                                                                           -----------
            INSURANCE -- 5.0%
   5,300    Ace Ltd. ...................................................       167,480
   2,700    American International Group, Inc. .........................       184,221
   6,235    Prudential Financial, Inc.!!................................       208,000
  13,100    Travelers Property Casualty Corporation, Class A!!..........       231,870
                                                                           -----------
                                                                               791,571
                                                                           -----------
            INTEGRATED OIL -- 9.5%
   4,500    ChevronTexaco Corporation...................................       398,250
  12,800    Exxon Mobil Corporation.....................................       523,775
  11,825    Occidental Petroleum Corporation............................       354,632
   4,000    Phillips Petroleum Company..................................       235,520
                                                                           -----------
                                                                             1,512,177
                                                                           -----------
            INVESTMENT SERVICES -- 1.9%
   4,225    Merrill Lynch & Company, Inc. ..............................       171,113
   3,000    Morgan Stanley Dean Witter & Company........................       129,240
                                                                           -----------
                                                                               300,353
                                                                           -----------
            LODGING AND RECREATION -- 2.0%
   5,600    Carnival Corporation........................................       155,064
   4,900    Starwood Hotels & Resorts Worldwide, Inc. ..................       161,161
                                                                           -----------
                                                                               316,225
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 1.9%
     730    Hillenbrand Industries, Inc. ...............................        40,990
   7,183    Zimmer Holdings, Inc.!!.....................................       256,145
                                                                           -----------
                                                                               297,135
                                                                           -----------
            METALS AND MINING -- 1.7%
   8,050    Alcoa Inc. .................................................       266,858
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   9,600    Motorola, Inc. .............................................       138,432
                                                                           -----------
            OILFIELD SERVICES -- 3.4%
   2,400    BJ Services Company!!.......................................        81,312
   8,200    ENSCO International Inc. ...................................       223,532
   6,400    Nabors Industries, Ltd.!!...................................       225,920
                                                                           -----------
                                                                               530,764
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 3.5%
   3,800    Bowater Inc. ...............................................       206,606
   8,100    International Paper Company.................................       352,998
                                                                           -----------
                                                                               559,604
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 1.2%
   5,200    Pharmacia Corporation.......................................   $   194,740
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.6%
   6,400    CSX Corporation.............................................       224,320
   2,900    Union Pacific Corporation...................................       183,512
                                                                           -----------
                                                                               407,832
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.7%
   8,900    Equity Office Properties Trust..............................       267,890
                                                                           -----------
            RESTAURANTS -- 2.9%
  15,884    McDonald's Corporation......................................       451,900
                                                                           -----------
            SEMICONDUCTORS -- 2.4%
   8,224    Micron Technology, Inc.!!...................................       166,289
   9,075    Teradyne, Inc.!!............................................       213,263
                                                                           -----------
                                                                               379,552
                                                                           -----------
            SOFTWARE -- 1.2%
  12,000    Cadence Design Systems, Inc.!!..............................       193,440
                                                                           -----------
            SPECIALTY STORES -- 3.1%
   1,300    American Eagle Outfitters, Inc.!!...........................        27,482
   5,600    Gap, Inc. ..................................................        79,520
   8,900    Staples, Inc.!!.............................................       175,330
  12,329    Toys R Us, Inc.!!...........................................       215,388
                                                                           -----------
                                                                               497,720
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 2.8%
  10,900    Verizon Communications Inc. ................................       437,635
                                                                           -----------
            TOBACCO -- 5.0%
  12,800    Philip Morris Companies Inc. ...............................       559,103
   7,000    UST Inc. ...................................................       238,000
                                                                           -----------
                                                                               797,103
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $15,015,353)........................................    14,958,287
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 0.4%
              (Cost $57,000)
            SPECIALTY STORES -- 0.4%
$ 57,000    Gap, Inc.,
              5.750% 03/15/09+..........................................        64,909
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
---------
            INVESTMENT COMPANIES -- 6.8%
   4,425    iShares Russell 1000 Value Index Fund.......................   $   230,985
 851,368    Nations Cash Reserves, Capital Class Shares#................       851,368
                                                                           -----------
            TOTAL INVESTMENT COMPANIES..................................     1,082,353
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $16,165,504*).............................     101.7%   16,105,549
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (1.7)%
            Cash........................................................   $       904
            Receivable for investment securities sold...................       212,430
            Receivable for Fund shares sold.............................        69,621
            Dividends receivable........................................        29,440
            Interest receivable.........................................         1,100
            Unamortized organization costs..............................         2,839
            Collateral on securities loaned.............................       (51,368)
            Payable for Fund shares redeemed............................      (160,456)
            Investment advisory fee payable.............................        (8,869)
            Administration fee payable..................................        (3,064)
            Payable for investment securities purchased.................      (286,582)
            Accrued Trustees' fees and expenses.........................       (36,530)
            Accrued expenses and other liabilities......................       (36,710)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (267,245)
                                                                           -----------
            NET ASSETS........................................     100.0%  $15,838,304
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    83,705
            Accumulated net realized loss on investments sold...........      (923,164)
            Net unrealized depreciation of investments..................       (59,955)
            Paid-in capital.............................................    16,737,718
                                                                           -----------
            NET ASSETS..................................................   $15,838,304
                                                                           -----------
            Net asset value per share
              ($15,838,304 / 1,629,019 shares of common stock
              outstanding)..............................................         $9.72
                                                                           ===========

---------------

 * Federal income tax information (see Note 9).

 + Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. June 30, 2002.

!! Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $51,368.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $41,947 and $47,168, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 0.6%
             ASSET-BACKED -- AUTO LOANS -- 0.3%
$   30,000   Americredit Automobile Receivables Trust,
               Series 2001-B, Class A4,
               5.370% 06/12/08&&.........................................   $    31,132
                                                                            -----------
             ASSET-BACKED -- HOME EQUITY LOANS -- 0.3%
    30,000   Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
               5.690% 06/25/29&&.........................................        30,977
                                                                            -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $59,999)............................................        62,109
                                                                            -----------
  SHARES
----------
             COMMON STOCKS -- 54.3%
             AEROSPACE AND DEFENSE -- 2.3%
       700   General Dynamics Corporation................................        74,445
       975   Lockheed Martin Corporation.................................        67,763
     1,200   United Technologies Corporation.............................        81,480
                                                                            -----------
                                                                                223,688
                                                                            -----------
             AIRLINES -- 0.0%+
       183   AMR Corporation!!...........................................         3,085
                                                                            -----------
             AUTOMOTIVE -- 0.5%
     1,025   Lear Corporation!!..........................................        47,406
                                                                            -----------
             BEVERAGES -- 2.6%
     1,675   Anheuser-Busch Companies, Inc. .............................        83,750
     1,400   Coca-Cola Company...........................................        78,400
     1,905   PepsiCo, Inc. ..............................................        91,821
                                                                            -----------
                                                                                253,971
                                                                            -----------
             BROADCASTING AND CABLE -- 2.4%
     4,150   AOL Time Warner Inc.!!......................................        61,047
     1,050   Clear Channel Communications, Inc.!!........................        33,621
     4,250   Comcast Corporation, Special Class A!!......................       101,319
       850   Viacom Inc., Class B!!......................................        37,715
                                                                            -----------
                                                                                233,702
                                                                            -----------
             COMMERCIAL BANKING -- 4.1%
     3,500   Charter One Financial, Inc. ................................       120,329
     4,050   Citigroup Inc. .............................................       156,937
     2,325   TCF Financial Corporation...................................       114,158
                                                                            -----------
                                                                                391,424
                                                                            -----------
             COMPUTER SERVICES -- 1.6%
     1,925   Automatic Data Processing, Inc. ............................        83,834
     2,250   Concord EFS, Inc.!!.........................................        67,815
                                                                            -----------
                                                                                151,649
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
     3,973   EMC Corporation!!...........................................   $    29,996
       875   International Business Machines Corporation.................        63,000
                                                                            -----------
                                                                                 92,996
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 2.2%
     1,325   Fannie Mae..................................................        97,719
     1,150   Household International, Inc. ..............................        57,155
     1,575   MBNA Corporation............................................        52,085
                                                                            -----------
                                                                                206,959
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 2.6%
       625   Sears, Roebuck and Company..................................        33,938
     2,050   Target Corporation..........................................        78,105
     2,500   Wal-Mart Stores, Inc. ......................................       137,525
                                                                            -----------
                                                                                249,568
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.9%
     3,650   General Electric Company....................................       106,033
     2,200   Honeywell International Inc. ...............................        77,506
                                                                            -----------
                                                                                183,539
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.6%
     2,150   Southern Company............................................        58,910
                                                                            -----------
             ELECTRIC POWER -- NUCLEAR -- 0.5%
       875   FPL Group, Inc. ............................................        52,491
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.3%
     1,250   SLM Corporation.............................................       121,125
                                                                            -----------
             HEALTH SERVICES -- 2.0%
     2,664   HEALTHSOUTH Corporation!!...................................        34,073
       775   Tenet Healthcare Corporation!!..............................        55,451
       475   UnitedHealth Group Inc. ....................................        43,486
       750   Wellpoint Health Networks Inc. .............................        58,358
                                                                            -----------
                                                                                191,368
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 1.4%
     1,075   Colgate-Palmolive Company...................................        53,804
       925   Procter & Gamble Company....................................        82,602
                                                                            -----------
                                                                                136,406
                                                                            -----------
             HOUSING AND FURNISHING -- 1.2%
     4,225   Masco Corporation...........................................       114,540
                                                                            -----------
             INSURANCE -- 3.2%
     1,500   Ace Ltd. ...................................................        47,400
     2,425   AFLAC, Inc. ................................................        77,600
     1,894   American International Group, Inc. .........................       129,228
       600   XL Capital Ltd., Class A....................................        50,820
                                                                            -----------
                                                                                305,048
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INTEGRATED OIL -- 3.4%
     1,100   BP Amoco plc, ADR...........................................   $    55,539
     1,408   ChevronTexaco Corporation...................................       124,608
     3,675   Exxon Mobil Corporation.....................................       150,380
                                                                            -----------
                                                                                330,527
                                                                            -----------
             INVESTMENT SERVICES -- 1.1%
     1,576   Merrill Lynch & Company, Inc. ..............................        63,828
       875   Morgan Stanley Dean Witter & Company........................        37,695
                                                                            -----------
                                                                                101,523
                                                                            -----------
             LODGING AND RECREATION -- 0.8%
     2,316   Starwood Hotels & Resorts Worldwide, Inc. ..................        76,173
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 3.8%
     1,900   Abbott Laboratories.........................................        71,535
     2,100   Baxter International Inc. ..................................        93,345
     2,700   Johnson & Johnson...........................................       141,101
     1,400   Medtronic, Inc. ............................................        59,990
                                                                            -----------
                                                                                365,971
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.1%
     4,500   Cisco Systems, Inc.!!.......................................        62,775
     3,250   Motorola, Inc. .............................................        46,865
                                                                            -----------
                                                                                109,640
                                                                            -----------
             OILFIELD SERVICES -- 0.4%
     1,025   Nabors Industries, Ltd.!!...................................        36,183
                                                                            -----------
             PHARMACEUTICALS -- 3.8%
     1,100   Amgen Inc.!!................................................        46,068
     5,750   Pfizer Inc. ................................................       201,249
     3,050   Pharmacia Corporation.......................................       114,223
                                                                            -----------
                                                                                361,540
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.1%
     1,975   Interpublic Group of Companies, Inc. .......................        48,901
       950   McGraw-Hill Companies, Inc. ................................        56,715
                                                                            -----------
                                                                                105,616
                                                                            -----------
             SEMICONDUCTORS -- 1.5%
     5,275   Intel Corporation...........................................        96,373
       750   Linear Technology Corporation...............................        23,573
     1,075   Texas Instruments Inc. .....................................        25,478
                                                                            -----------
                                                                                145,424
                                                                            -----------
             SOFTWARE -- 2.3%
     4,075   Microsoft Corporation!!.....................................       222,903
                                                                            -----------
             SPECIALTY STORES -- 1.7%
     2,825   Home Depot, Inc. ...........................................       103,762
     3,175   Staples, Inc.!!.............................................        62,548
                                                                            -----------
                                                                                166,310
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 0.8%
     2,675   SBC Communications Inc. ....................................   $    81,588
                                                                            -----------
             TOBACCO -- 1.1%
     2,350   Philip Morris Companies Inc. ...............................       102,648
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $5,823,436).........................................     5,223,921
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             CORPORATE BONDS AND NOTES -- 14.8%
             AEROSPACE AND DEFENSE -- 0.2%
$   17,000   Boeing Capital Corporation,
               5.650% 05/15/06&&.........................................        17,522
     2,000   Northrop Grumman Corporation,
               7.125% 02/15/11...........................................         2,116
                                                                            -----------
                                                                                 19,638
                                                                            -----------
             AIRLINES -- 0.4%
    10,000   American Airlines, Series 2001-2, Class A-2,
               7.858% 10/01/11+..........................................        10,558
    30,000   US Airways, Inc., Series 2002-G,
               8.020% 02/05/19&&.........................................        31,565
                                                                            -----------
                                                                                 42,123
                                                                            -----------
             AUTOMOTIVE -- 1.9%
     8,000   Delphi Automotive Systems Corporation,
               6.125% 05/01/04&&.........................................         8,287
    35,000   Ford Motor Company,
               7.450% 07/16/31&&.........................................        32,523
    19,000   Ford Motor Credit Company,
               5.800% 01/12/09&&.........................................        17,818
    32,000   Ford Motor Credit Company,
               7.375% 10/28/09&&.........................................        32,483
    14,000   General Motors Acceptance Corporation,
               6.125% 09/15/06&&.........................................        14,245
    10,000   General Motors Acceptance Corporation,
               6.150% 04/05/07&&.........................................        10,089
     9,000   General Motors Acceptance Corporation,
               6.875% 09/15/11&&.........................................         8,921
    18,000   General Motors Acceptance Corporation,
               8.000% 11/01/31&&.........................................        18,410
    30,000   Toyota Motor Credit Corporation,
               5.625% 11/13/03&&.........................................        31,131
                                                                            -----------
                                                                                173,907
                                                                            -----------
             BROADCASTING AND CABLE -- 0.4%
    14,000   AOL Time Warner Inc.,
               6.150% 05/01/07&&.........................................        13,373
    13,000   AOL Time Warner Inc.,
               7.625% 04/15/31...........................................        11,382

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
$    6,000   Comcast Cable Communications,
               7.125% 06/15/13&&.........................................   $     5,331
     7,000   Time Warner Inc.,
               8.110% 08/15/06&&.........................................         7,245
     4,000   Walt Disney Company,
               6.375% 03/01/12...........................................         4,074
                                                                            -----------
                                                                                 41,405
                                                                            -----------
             CHEMICALS -- SPECIALTY -- 0.2%
     3,000   Praxair, Inc.,
               4.750% 07/15/07...........................................         2,986
     3,000   Praxair, Inc.,
               6.500% 03/01/08&&.........................................         3,193
     7,000   The Dow Chemical Company,
               6.125% 02/01/11...........................................         7,052
     6,000   The Dow Chemical Company,
               7.375% 11/01/29...........................................         6,345
                                                                            -----------
                                                                                 19,576
                                                                            -----------
             COMMERCIAL BANKING -- 1.2%
    24,000   Bank One Corporation,
               6.000% 08/01/08&&.........................................        24,808
    13,000   FleetBoston Financial Corporation,
               7.250% 09/15/05&&.........................................        14,051
    11,000   J.P. Morgan Chase & Company,
               5.250% 05/30/07...........................................        11,064
    10,000   PNC Funding Corporation,
               5.750% 08/01/06...........................................        10,315
    11,000   Popular North America Inc., Series E,
               6.125% 10/15/06&&.........................................        11,278
     4,000   Regions Financial Corporation,
               7.750% 09/15/24...........................................         4,368
    14,000   US Bank N.A., (Minnesota),
               6.375% 08/01/11&&.........................................        14,517
    20,000   Wachovia Corporation,
               4.950% 11/01/06&&.........................................        20,147
                                                                            -----------
                                                                                110,548
                                                                            -----------
             COMPUTER SERVICES -- 0.3%
    30,000   Electronic Data Systems Corporation,
               6.850% 10/15/04&&.........................................        31,676
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
    12,000   International Business Machines Corporation,
               6.500% 01/15/28++.........................................        11,506
                                                                            -----------
             CONGLOMERATES -- 0.1%
     8,000   Waste Management, Inc.,
               7.375% 08/01/10++.........................................         8,329
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             CONSUMER CREDIT AND MORTGAGES -- 0.3%
$   24,000   Countrywide Home Loans, Inc.,
               Series J,
               5.500% 08/01/06++.........................................   $    24,530
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.3%
     8,000   Sears Roebuck Acceptance Corporation,
               6.750% 08/15/11++.........................................         8,203
     5,000   Target Corporation,
               5.875% 03/01/12++.........................................         5,057
    13,000   Wal-Mart Stores, Inc.,
               5.450% 08/01/06++.........................................        13,525
                                                                            -----------
                                                                                 26,785
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 1.5%
    22,000   American Electric Power Company, Inc.,
               Series A,
               6.125% 05/15/06++.........................................        22,372
     8,000   Cinergy Corporation,
               6.250% 09/01/04++.........................................         8,122
    11,000   Constellation Energy Group, Inc.,
               7.600% 04/01/32++.........................................        11,322
     8,000   DPL Inc.,
               6.875% 09/01/11+..........................................         7,885
    12,000   Duke Energy Corporation,
               6.250% 01/15/12++.........................................        12,237
     2,000   Duquesne Light Company,
               6.700% 04/15/12...........................................         2,083
     1,000   Energy East Corporation,
               6.750% 06/15/12...........................................         1,027
    21,000   Exelon Generation Company LLC,
               6.950% 06/15/11...........................................        21,741
     6,000   FirstEnergy Corporation,
               Series B,
               6.450% 11/15/11...........................................         5,825
    11,000   Progress Energy, Inc.,
               7.100% 03/01/11++.........................................        11,599
     4,000   Progress Energy, Inc.,
               7.750% 03/01/31...........................................         4,262
    16,000   PSEG Power LLC,
               6.875% 04/15/06++.........................................        16,569
     6,000   Southern Company Capital Funding,
               Series A,
               5.300% 02/01/07...........................................         6,024
     4,000   Southern Power Company,
               6.250% 07/15/12...........................................         3,977
     6,000   Virginia Electric and Power Company,
               Series A,
               5.375% 02/01/07...........................................         6,091
                                                                            -----------
                                                                                141,136
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             ENERGY -- MISCELLANEOUS -- 0.2%
$   10,000   Nisource Finance Corporation,
               7.500% 11/15/03++.........................................   $     9,993
     7,000   PSEG Energy Holdings Inc.,
               8.500% 06/15/11...........................................         6,534
                                                                            -----------
                                                                                 16,527
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.2%
     4,000   Anadarko Finance Company,
               Series B,
               6.750% 05/01/11++.........................................         4,179
    10,000   Anadarko Finance Company,
               Series B,
               7.500% 05/01/31++.........................................        10,647
                                                                            -----------
                                                                                 14,826
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.8%
     6,000   Associates Corporation of North America,
               6.950% 11/01/18...........................................         6,150
     9,000   Capital One Bank,
               6.875% 02/01/06++.........................................         9,021
     3,000   Capital One Bank,
               Series 4,
               6.500% 07/30/04++.........................................         3,020
    20,000   Caterpillar Finance Services Corporation,
               5.950% 05/01/06++.........................................        20,880
    14,000   Citigroup Inc.,
               7.250% 10/01/10++.........................................        15,195
     9,000   Citigroup Inc., 6.000% 02/21/12.............................         9,055
    30,000   General Electric Capital Corporation,
               Series A,
               6.750% 03/15/32++.........................................        29,468
    13,000   Household Finance Corporation,
               5.875% 02/01/09++.........................................        12,490
    16,000   Household Finance Corporation,
               6.750% 05/15/11++.........................................        15,982
     4,000   Mellon Funding Corporation,
               4.875% 06/15/07...........................................         4,010
    18,000   Prudential Funding LLC,
               6.600% 05/15/08+..........................................        18,996
    12,000   Washington Mutual, Inc.,
               7.500% 08/15/06++.........................................        13,059
    12,000   Wells Fargo Financial, Inc.,
               4.875% 06/12/07...........................................        11,979
                                                                            -----------
                                                                                169,305
                                                                            -----------
             FOOD AND DRUG STORES -- 0.1%
    12,000   Fred Meyer, Inc.,
               7.450% 03/01/08++.........................................        13,194
                                                                            -----------
             FOOD PRODUCTS -- 0.8%
    15,000   Kellogg Company,
               Series B,
               6.000% 04/01/06++.........................................        15,609
     4,000   Kraft Foods Inc.,
               5.250% 06/01/07...........................................         4,057
    18,000   Sara Lee Corporation,
               6.250% 09/15/11++.........................................        18,629
    15,000   Tyson Foods Inc., Class A,
               7.250% 10/01/06...........................................        15,818

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             FOOD PRODUCTS -- (CONTINUED)
$    7,000   Unilever Capital Corporation,
               6.875% 11/01/05...........................................   $     7,572
    16,000   Unilever Capital Corporation,
               7.125% 11/01/10++.........................................        17,589
                                                                            -----------
                                                                                 79,274
                                                                            -----------
             HEALTH SERVICES -- 0.2%
     6,000   Cardinal Health, Inc.,
               6.750% 02/15/11...........................................         6,351
     8,000   Wellpoint Health Networks Inc.,
               6.375% 06/15/06...........................................         8,423
     6,000   Wellpoint Health Networks Inc.,
               6.375% 01/15/12...........................................         6,214
                                                                            -----------
                                                                                 20,988
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 0.0%+
     4,000   Proctor & Gamble Company,
               4.750% 06/15/07...........................................         4,037
                                                                            -----------
             HOUSING AND FURNISHING -- 0.1%
     5,000   Hanson Overseas B.V.,
               6.750% 09/15/05...........................................         5,288
                                                                            -----------
             INTEGRATED OIL -- 0.3%
     2,000   Amerada Hess Corporation,
               6.650% 08/15/11...........................................         2,074
     6,000   Amerada Hess Corporation,
               7.875% 10/01/29...........................................         6,529
    10,000   Conoco Funding Company,
               6.350% 10/15/11...........................................        10,379
    12,000   PEMEX Master Trust,
               8.625% 02/01/22+..........................................        11,731
                                                                            -----------
                                                                                 30,713
                                                                            -----------
             INVESTMENT SERVICES -- 0.8%
    11,000   Bear Stearns Companies, Inc.,
               7.800% 08/15/07++.........................................        12,156
     8,000   Credit Suisse First Boston USA, Inc.,
               5.875% 08/01/06++.........................................         8,246
    10,000   Credit Suisse First Boston USA, Inc.,
               6.125% 11/15/11++.........................................         9,812
     8,000   Goldman Sachs Group Inc.,
               6.875% 01/15/11...........................................         8,326
     7,000   Lehman Brothers Holdings Inc.,
               7.000% 02/01/08...........................................         7,337
    10,000   Merrill Lynch & Company, Inc.,
               6.000% 02/17/09##.........................................        10,051
     9,000   Morgan Stanley Dean Witter & Company,
               6.100% 04/15/06...........................................         9,400
    15,000   Morgan Stanley Dean Witter & Company, 6.750% 04/15/11++.....        15,544
                                                                            -----------
                                                                                 80,872
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             METALS AND MINING -- 0.1%
$    7,000   Alcoa Inc.,
               7.375% 08/01/10++.........................................   $     7,779
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 0.0%+
     2,000   Dominion Resources, Inc.,
               6.250% 06/30/12...........................................         1,998
                                                                            -----------
             NATURAL GAS PIPELINES -- 0.2%
    10,000   EL Paso Corporation,
               7.800% 08/01/31...........................................         9,329
    12,000   Kinder Morgan, Inc.,
               6.650% 03/01/05++.........................................        12,571
     2,000   The Williams Companies, Inc.,
               7.625% 07/15/19++.........................................         1,493
                                                                            -----------
                                                                                 23,393
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.3%
    15,000   PDV America Inc., Gtd. Sr. Notes,
               7.875% 08/01/03++.........................................        15,111
    11,000   USX Corporation,
               6.650% 02/01/06++.........................................        11,551
                                                                            -----------
                                                                                 26,662
                                                                            -----------
             PAPER AND FOREST PRODUCTS -- 0.1%
     6,000   International Paper Company,
               8.000% 07/08/03...........................................         6,275
     3,000   Weyerhaeuser Company,
               7.375% 03/15/32+..........................................         3,045
                                                                            -----------
                                                                                  9,320
                                                                            -----------
             PHARMACEUTICALS -- 0.6%
    12,000   Eli Lilly and Company,
               6.000% 03/15/12++.........................................        12,391
    15,000   Pharmacia Corporation,
               6.600% 12/01/28++.........................................        15,216
    28,000   Wyeth,
               6.250% 03/15/06++.........................................        29,887
                                                                            -----------
                                                                                 57,494
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
     6,000   Gannett Company, Inc.,
               6.375% 04/01/12++.........................................         6,217
     4,000   News America Holdings,
               8.150% 10/17/36...........................................         3,814
     6,000   Viacom Inc., Class B,
               6.625% 05/15/11...........................................         6,159
     6,000   Viacom Inc., Class B,
               7.875% 07/30/30++.........................................         6,393
                                                                            -----------
                                                                                 22,583
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.3%
     9,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11++.........................................         9,475
    15,000   FedEx Corporation,
               6.625% 02/12/04++.........................................        15,626
                                                                            -----------
                                                                                 25,101
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             REAL ESTATE -- 0.1%
$   10,000   EOP Operating LP,
               7.000% 07/15/11++.........................................   $    10,335
                                                                            -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     4,000   Health Care Property Investors, Inc.,
               7.480% 04/05/04...........................................         4,181
     4,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12...........................................         3,985
                                                                            -----------
                                                                                  8,166
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.2%
    25,000   AT&T Canada Inc.,
               (0.000)% due 06/15/08
               9.950% beginning 06/15/03++...............................         2,500
     3,000   AT&T Corporation,
               8.000% 11/15/31+##........................................         2,355
    10,000   AT&T Wireless Services Inc.,
               7.875% 03/01/11...........................................         8,077
     9,000   AT&T Wireless Services Inc.,
               8.125% 05/01/12...........................................         7,339
    10,000   BellSouth Telecommunications Inc.,
               6.375% 06/01/28++.........................................         9,235
     6,000   Cingular Wireless,
               7.125% 12/15/31+..........................................         5,073
    10,000   Cox Communications, Inc., Class A,
               7.750% 11/01/10++.........................................         9,548
    16,000   SBC Communications Inc., 6.250% 03/15/11++..................        16,513
     4,000   Sprint Capital Corporation
               6.125% 11/15/08...........................................         3,209
    11,000   Sprint Capital Corporation,
               8.375% 03/15/12...........................................         9,020
     8,000   Sprint Capital Corporation,
               6.900% 05/01/19...........................................         5,515
    13,000   Verizon Global Funding Corporation,
               7.750% 12/01/30++.........................................        12,538
    20,000   Verizon New England Inc., 6.500% 09/15/11++.................        19,559
    10,000   Verizon Pennsylvania,
               Series A,
               5.650% 11/15/11++.........................................         9,196
                                                                            -----------
                                                                                119,677
                                                                            -----------
             TOBACCO -- 0.2%
    19,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% 05/15/03...........................................        19,540
                                                                            -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $1,426,646).........................................     1,418,231
                                                                            -----------
             FOREIGN BONDS AND NOTES -- 1.1%
     7,000   Canadian National Railway Company,
               6.900% 07/15/28...........................................         7,141
    16,000   Corp Andina de Fomento,
               8.875% 06/01/05++.........................................        17,569

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             FOREIGN BONDS AND NOTES -- (CONTINUED)
$   10,000   Government of Canada,
               5.250% 11/05/08...........................................   $    10,269
     9,000   Hellenic Republic,
               6.950% 03/04/08++.........................................         9,880
    11,000   Province of Quebec,
               7.500% 09/15/29...........................................        12,619
    14,000   Republic of Italy,
               6.000% 02/22/11++.........................................        14,667
     9,000   Republic of Italy,
               6.875% 09/27/23...........................................         9,705
     9,000   Republic of Korea,
               8.875% 04/15/08...........................................        10,682
     9,000   United Mexican States,
               8.375% 01/14/11...........................................         9,360
                                                                            -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $99,374)............................................       101,892
                                                                            -----------
             MORTGAGE-BACKED SECURITIES -- 15.4%
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
    19,629   Fannie Mae Strip,
               Series 319, Class 2,
               6.500% 02/01/32...........................................         4,832
    50,770   PNC Mortgage Acceptance Corporation,
               Series 2001-C1, Class A1,
               5.910% 03/12/34++.........................................        52,657
                                                                            -----------
                                                                                 57,489
                                                                            -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 11.5%
   315,000     6.500% 05/01/16(a)........................................       326,222
   152,000     7.000% 05/01/30(a)........................................       157,416
   164,000     6.500% 02/01/32(a)........................................       167,178
   105,000     6.500% 02/01/32(a)##......................................       107,035
   275,000     6.500% 02/01/32(a)........................................       280,330
    63,000     7.000% 05/01/32(a)........................................        65,245
                                                                            -----------
                                                                              1,103,426
                                                                            -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
               CERTIFICATES -- 3.3%
    30,358     6.500% 01/15/31++.........................................        31,032
   275,000     7.000% 11/01/31(a)........................................       285,398
                                                                            -----------
                                                                                316,430
                                                                            -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $1,467,897).........................................     1,477,345
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.3%
             FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
$   30,000     5.750% 05/15/12...........................................   $    30,810
                                                                            -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
               CERTIFICATES -- 2.1%
   115,000     7.000% 07/15/05++.........................................       125,929
    75,000     5.750% 01/15/12##.........................................        77,056
                                                                            -----------
                                                                                202,985
                                                                            -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 3.9%
   200,000     5.625% 05/14/04...........................................       209,504
    25,000     7.000% 07/15/05##.........................................        27,340
   105,000     5.250% 04/15/07...........................................       108,865
    25,000     6.625% 11/15/30...........................................        26,395
                                                                            -----------
                                                                                372,104
                                                                            -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $604,116)...........................................       605,899
                                                                            -----------
             U.S. TREASURY OBLIGATIONS -- 8.1%
             U.S. TREASURY NOTES -- 3.9%
    35,000     6.250% 02/15/03++.........................................        35,949
    25,000     4.000% 04/30/03...........................................        25,434
    35,000     3.875% 07/31/03++.........................................        35,671
    50,000     5.750% 08/15/03...........................................        51,992
   100,000     3.000% 02/29/04##.........................................       100,582
   120,000     3.375% 04/30/04##.........................................       121,266
                                                                            -----------
                                                                                370,894
                                                                            -----------
             U.S. TREASURY STRIPS -- 4.2%
   110,000   Interest only,
               4.170%** 05/15/07.........................................        89,962
   145,000   Interest only,
               5.130%** 05/15/11.........................................        92,511
    50,000   Principal only,
               3.220%** 11/15/04++.......................................        46,351
    95,000   Principal only,
               4.290%** 08/15/05.........................................        84,959
   278,000   Principal only,
               6.030%** 11/15/21.........................................        87,945
    10,000   Principal only,
               5.980%** 11/15/27.........................................         2,242
                                                                            -----------
                                                                                403,970
                                                                            -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $769,897)...........................................       774,864
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)



  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 19.9%
               (Cost $1,907,532)
 1,907,532   Nations Cash Reserves, Capital Class Shares#................   $ 1,907,532
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $12,158,897*).............................   120.5%     11,571,793
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (20.5)%
             Cash........................................................   $       333
             Receivable for investment securities sold...................       208,505
             Receivable for Fund shares sold.............................        14,796
             Dividends receivable........................................         5,927
             Interest receivable.........................................        47,473
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................      (400,532)
             Payable for Fund shares redeemed............................      (101,686)
             Investment advisory fee payable.............................        (3,622)
             Administration fee payable..................................        (1,858)
             Payable for investment securities purchased.................    (1,665,718)
             Accrued Trustees' fees and expenses.........................       (37,983)
             Accrued expenses and other liabilities......................       (40,232)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (1,971,758)
                                                                            -----------
             NET ASSETS........................................   100.0%    $ 9,600,035
                                                                            ===========

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $    86,522
             Accumulated net realized loss on investments sold...........      (755,465)
             Net unrealized depreciation of investments..................      (587,104)
             Paid-in capital.............................................    10,856,082
                                                                            -----------
             NET ASSETS..................................................   $ 9,600,035
                                                                            ===========
             Net asset value per share ($9,600,035 / 1,112,988 shares of
               common stock outstanding).................................         $8.63
                                                                            ===========

---------------

 * Federal Income Tax Information (see Note 9).

** Rate represents annualized yield to maturity at June 30, 2002.

 + Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

!! Non-income producing security.

&& All or a portion of security segregated as collateral for TBA securities.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $400,532.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $385,360 and $386,033, respectively.

(a)
  TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 2.6%
            BROADCASTING AND CABLE -- 0.0%+
    9,100   Adelphia Communications Corporation, Class A++##............   $     1,456
    1,205   Charter Communications, Inc., Class A++##...................         4,916
                                                                           -----------
                                                                                 6,372
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
    1,550   Xcel Energy, Inc.++.........................................        25,994
                                                                           -----------
            FOOD PRODUCTS -- 0.2%
    2,235   Chiquita Brands International, Inc.++##.....................        40,029
                                                                           -----------
            HEALTH SERVICES -- 0.5%
    5,935   Apria Healthcare Group Inc.++...............................       132,944
                                                                           -----------
            LODGING AND RECREATION -- 0.1%
    1,305   Pinnacle Entertainment, Inc.++..............................        13,872
                                                                           -----------
            METALS AND MINING -- 0.0%+
      699   Joy Global Inc.++...........................................        12,121
                                                                           -----------
            PACKAGING AND CONTAINERS -- 0.2%
    4,000   Owens-Illinois, Inc.++......................................        54,960
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 0.3%
    8,000   Abitibi-Consolidated Inc.##.................................        73,840
                                                                           -----------
            STEEL -- 0.2%
   11,288   Algoma Steel Inc.++##(e)....................................        45,496
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
   28,615   @Track Communications, Inc.++...............................        32,907
    2,350   BellSouth Corporation.......................................        74,026
    2,758   Call-Net Enterprises, Inc.,
              Class B++.................................................           958
    2,300   SBC Communications Inc......................................        70,150
    1,800   Verizon Communications Inc..................................        72,270
                                                                           -----------
                                                                               250,311
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $745,506)...........................................       655,939
                                                                           -----------

PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.3%
            BROADCASTING AND CABLE -- 0.1%
$170,000    Adelphia Communications Corporation, Class A,
              6.000% 02/15/06##(b)......................................        14,450
                                                                           -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 0.2%
  65,000    Quantum Corporation -- DLT & Storage Systems,
              7.000% 08/01/04...........................................        60,613
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 0.3%
$120,000    Providian Financial Corporation,
              3.250% 08/15/05...........................................   $    82,650
                                                                           -----------
            HEALTH SERVICES -- 0.6%
  60,000    CuraGen Corporation,
              6.000% 02/02/07...........................................        40,125
  55,000    Incyte Genomics, Inc.,
              5.500% 02/01/07...........................................        38,431
  90,000    QuadraMed Corporation,
              5.250% 05/01/05...........................................        74,250
                                                                           -----------
                                                                               152,806
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
 145,000    CIENA Corporation,
              3.750% 02/01/08...........................................        85,369
  90,000    Comverse Technology, Inc.,
              1.500% 12/01/05...........................................        70,088
 160,000    Juniper Networks, Inc.,
              4.750% 03/15/07...........................................        97,999
  85,000    ONI Systems Corporation,
              5.000% 10/15/05...........................................        57,588
  80,000    Riverstone Networks, Inc.,
              3.750% 12/01/06-..........................................        51,900
                                                                           -----------
                                                                               362,944
                                                                           -----------
            PHARMACEUTICALS -- 0.5%
 160,000    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07...........................................       122,200
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.4%
 110,000    Omnicom Group Inc.,
              9.220%*** 07/31/32........................................        97,273
                                                                           -----------
            SEMICONDUCTORS -- 1.0%
 250,000    LSI Logic Corporation,
              4.000% 02/15/05##.........................................       211,875
  50,000    Vitesse Semiconductor Corporation,
              4.000% 03/15/05##.........................................        38,750
                                                                           -----------
                                                                               250,625
                                                                           -----------
            STEEL -- 0.1%
  35,000    Algoma Steel Inc.,
              1.000% 12/31/30...........................................        22,050
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
 335,000    At Home Corporation,
              4.750% 12/15/06(b)(c).....................................        85,425
 220,000    Cox Communications, Inc., Class A,
              0.426% 04/19/20...........................................        88,550
                                                                           -----------
                                                                               173,975
                                                                           -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $1,524,355).........................................     1,339,586
                                                                           -----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 0.6%
              (Cost $146,664)
            NATURAL GAS DISTRIBUTION -- 0.6%
   3,820    El Paso Energy Capital Trust I..............................       140,576
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 77.1%
            AEROSPACE AND DEFENSE -- 0.5%
$125,000    Sequa Corporation, Series B,
              8.875% 04/01/08...........................................   $   125,000
                                                                           -----------
            AIRLINES -- 1.9%
  94,090    American Airlines, Inc.,
              7.377% 05/23/19...........................................        91,937
  50,000    Delta Air Lines, Inc.,
              10.375% 12/15/22..........................................        49,061
 230,000    Delta Air Lines, Inc.,
              8.300% 12/15/29...........................................       183,337
  90,000    Northwest Airlines Inc.,
              9.875% 03/15/07...........................................        81,000
  80,000    Northwest Airlines Inc.,
              Series 2001, Class C,
              7.626% 04/01/10...........................................        77,451
                                                                           -----------
                                                                               482,786
                                                                           -----------
            AUTOMOTIVE -- 0.6%
 270,000    Hayes Lemmerz International, Inc.,
              9.125% 07/15/07(b)........................................        27,000
 150,000    Mark IV Industries, Inc.,
              7.500% 09/01/07...........................................       126,000
                                                                           -----------
                                                                               153,000
                                                                           -----------
            BROADCASTING AND CABLE -- 8.7%
  90,000    Adelphia Communications Corporation, Class A,
              10.250% 11/01/06##(b).....................................        35,100
 135,000    Adelphia Communications Corporation, Class A,
              10.250% 06/15/11##(b).....................................        55,350
  15,000    Adelphia Communications Corporation, Series B, Class A,
              9.250% 10/01/02##(b)......................................         5,925
 220,000    Belo Corporation, Class A,
              8.000% 11/01/08...........................................       231,795
 115,000    British Sky Broadcasting Group plc,
              6.875% 02/23/09...........................................       105,786
  75,000    Cablevision SA,
              12.500% 03/02/03-(b)......................................        12,375
 160,000    Cablevision SA,
              13.750% 04/30/07(b).......................................        26,400
  75,000    Cablevision SA,
              13.750% 05/01/09(b).......................................        12,375
 120,000    Charter Communications Holdings LLC,
              8.625% 04/01/09##.........................................        80,400
  25,000    Charter Communications Holdings LLC,
              9.625% 11/15/09...........................................        16,625
  35,000    Charter Communications Holdings LLC,
              10.250% 01/15/10..........................................        23,800
  65,000    Charter Communications Holdings LLC,
              10.000% 05/15/11..........................................        43,875
 115,000    Charter Communications Holdings LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06................................        40,250

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$210,000    Comcast UK Cable Partners Ltd., Class A,
              11.200% 11/15/07..........................................   $   189,000
 115,000    CSC Holdings Inc.,
              7.625% 07/15/18...........................................        84,211
  70,000    Frontiervision Operating Partners LP,
              11.000% 10/15/06(b).......................................        58,450
 215,000    Frontiervision Operating Partners LP,
              11.875% 09/15/07(b).......................................       144,050
  45,000    Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).......................................        30,150
 105,000    Liberty Media Corporation, Class A,
              8.250% 02/01/30...........................................        97,811
  50,000    LIN Television Corporation,
              8.000% 01/15/08...........................................        49,750
 120,000    NTL Communications Corporation, Series B,
              11.875% 10/01/10##(b).....................................        31,800
  30,000    NTL Inc., Series B,
              11.500% 02/01/06(b).......................................         7,950
 390,000    Paxon Communications Corporation, (0.000)% due 01/15/09
              12.250% beginning 01/15/06................................       221,325
 160,000    Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02................................        90,000
 170,000    Rogers Cable Inc.,
              10.125% 09/01/12##........................................       175,100
  35,000    Rogers Cable Inc.,
              11.000% 12/01/15..........................................        37,800
  20,000    Sinclair Broadcast Group, Inc., Class A,
              8.750% 12/15/07...........................................        19,900
  15,000    Time Warner Entertainment Company,
              8.375% 03/15/23...........................................        14,931
 150,000    Time Warner Inc.,
              6.625% 05/15/29...........................................       116,948
  60,000    TV Azteca, SA de CV, Series B,
              10.500% 02/15/07##........................................        58,200
 210,000    UIH Australia/Pacific Inc., Series B,
              14.000% 05/15/06(b).......................................         8,400
 235,000    United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................        30,550
 200,000    United Pan-Europe Communications N.V., Series B,
              11.500% 02/01/10(b).......................................        26,000
 170,000    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04................................        16,150
  40,000    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04##..............................         3,800
                                                                           -----------
                                                                             2,202,332
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CHEMICALS -- BASIC -- 1.4%
$115,000    Huntsman International LLC,
              9.875% 03/01/09-..........................................   $   115,288
 240,000    Terra Capital Inc.,
              12.875% 10/15/08..........................................       246,000
                                                                           -----------
                                                                               361,288
                                                                           -----------
            CHEMICALS -- SPECIALTY -- 1.8%
 140,000    Acetex Corporation,
              10.875% 08/01/09..........................................       146,300
  65,000    General Chemical Industrial Products,
              10.625% 05/01/09..........................................        52,000
 120,000    Millennium America Inc.,
              7.625% 11/15/26...........................................        98,400
 175,000    Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10..........................................       161,000
                                                                           -----------
                                                                               457,700
                                                                           -----------
            COMMERCIAL BANKING -- 0.5%
  90,000    Golden State Holdings, Escrow Corporation,
              7.000% 08/01/03...........................................        93,179
  40,000    Golden State Holdings, Escrow Corporation,
              7.125% 08/01/05...........................................        42,719
                                                                           -----------
                                                                               135,898
                                                                           -----------
            COMMERCIAL SERVICES -- 1.4%
 120,000    Intertek Finance plc, Series B,
              10.250% 11/01/06..........................................       126,120
 110,000    Protection One, Inc.,
              7.375% 08/15/05...........................................        96,800
 120,000    Synagro Technologies, Inc.,
              9.500% 04/01/09-..........................................       123,000
                                                                           -----------
                                                                               345,920
                                                                           -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 1.4%
  65,000    Unisys Corporation,
              7.250% 01/15/05...........................................        63,700
  60,000    Unisys Corporation,
              8.125% 06/01/06...........................................        59,400
 160,000    Xerox Corporation,
              5.500% 11/15/03...........................................       137,600
  20,000    Xerox Corporation,
              5.250% 12/15/03...........................................        17,400
  80,000    Xerox Corporation,
              9.750% 01/15/09-##........................................        66,400
                                                                           -----------
                                                                               344,500
                                                                           -----------
            CONSUMER SERVICES -- 1.2%
 190,000    Alderwoods Group, Inc.,
              11.000% 01/02/07##........................................       190,950
  80,000    Alderwoods Group, Inc.,
              12.250% 01/02/09##........................................        82,400
  40,000    Jafra Cosmetics International, Inc.,
              11.750% 05/01/08..........................................        41,600
                                                                           -----------
                                                                               314,950
                                                                           -----------
            DEPARTMENT AND DISCOUNT
              STORES -- 0.2%
  75,422    Kmart Corporation,
              8.540% 01/02/15(b)........................................        41,482
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 0.8%
$130,000    Knowles Electronics Inc.,
              13.125% 10/15/09##........................................   $   104,000
 100,000    Thomas & Betts Corporation,
              6.290% 02/13/03...........................................        97,282
                                                                           -----------
                                                                               201,282
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 1.2%
 105,000    Dresser, Inc.,
              9.375% 04/15/11...........................................       106,313
 105,000    Foamex L.P.,
              10.750% 04/01/09-.........................................       107,100
 115,000    Neenah Corporation, Series D,
              11.125% 05/01/07..........................................        63,250
  25,000    Neenah Foundry Corporation, Series B,
              11.125% 05/01/07..........................................        13,750
  50,000    Neenah Foundry Corporation, Series F,
              11.125% 05/01/07..........................................        27,500
                                                                           -----------
                                                                               317,913
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 7.8%
  15,000    AES Corporation,
              8.750% 06/15/08...........................................         9,600
 105,000    AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20..........................................        88,200
  20,000    AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17...........................................        19,195
 150,000    AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29...........................................       141,219
 121,407    Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09...........................................       123,835
 240,000    Calpine Canada Energy Finance,
              8.500% 05/01/08...........................................       164,400
  70,000    Calpine Corporation,
              8.500% 02/15/11##.........................................        46,900
 325,000    Cedar Brakes II LLC,
              9.875% 09/01/13-..........................................       331,956
 130,000    CMS Energy Corporation,
              8.500% 04/15/11...........................................        92,300
  70,000    Consumers Energy Company,
              6.250% 09/15/06...........................................        62,124
 139,000    ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11...........................................       135,054
 100,000    Mirant Corporation,
              7.400% 07/15/04-..........................................        79,000
 325,000    PG&E National Energy Group,
              10.375% 05/16/11..........................................       331,500
  35,795    Salton Sea Funding,
              Series B,
              7.370% 05/30/05...........................................        36,703
 105,000    Tiverton/Rumford Power Association,
              9.000% 07/15/18-..........................................        81,900
  30,000    Westar Energy, Inc.,
              6.250%-- 08/15/03.........................................        29,018

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            ELECTRIC POWER --
              NON NUCLEAR -- (CONTINUED)
$140,000    Westar Energy, Inc.,
              6.875% 08/01/04...........................................   $   132,055
  80,000    Westar Energy, Inc.,
              7.875% 05/01/07-..........................................        79,465
                                                                           -----------
                                                                             1,984,424
                                                                           -----------
            ENERGY -- MISCELLANEOUS -- 0.3%
  90,000    Continental Resources,
              10.250% 08/01/08..........................................        80,550
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 4.5%
  45,000    Baytex Energy Ltd.,
              10.500% 02/15/11..........................................        45,900
  40,000    Comstock Resources, Inc.,
              11.250% 05/01/07-.........................................        41,300
  80,000    Comstock Resources, Inc.,
              11.250% 05/01/07..........................................        82,600
 130,000    Encore Acquisition Company,
              8.375% 06/15/12-..........................................       130,325
 160,000    Energy Corporation of America, Series A,
              9.500% 05/15/07...........................................        96,000
 105,000    Ocean Energy, Inc.,
              Series B,
              8.250% 07/01/18...........................................       112,469
 130,000    Plains Exploration & Production Company,
              8.750% 07/01/12-..........................................       127,889
  80,000    Stone Energy Corporation,
              8.250% 12/15/11...........................................        80,000
  60,000    Triton Energy Ltd.,
              8.875% 10/01/07...........................................        66,000
 105,000    Vintage Petroleum, Inc.,
              7.875% 05/15/11...........................................        95,025
 265,000    Vintage Petroleum, Inc.,
              8.250% 05/01/12-..........................................       260,362
                                                                           -----------
                                                                             1,137,870
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 0.4%
 295,000    The FINOVA Group Inc.,
              7.500% 11/15/09...........................................        97,350
                                                                           -----------
            FOOD PRODUCTS -- 0.6%
  15,000    Chiquita Brands International, Inc.,
              10.560% 03/15/09..........................................        15,750
 130,000    Herbalife International, Inc.,
              11.750% 07/15/10-.........................................       130,000
                                                                           -----------
                                                                               145,750
                                                                           -----------
            HEALTH SERVICES -- 4.3%
 220,000    Express Scripts, Inc.,
              9.625% 06/15/09...........................................       242,000
 115,000    Fountain View Inc.,
              Series B,
              11.250% 04/15/08(b).......................................        69,000
 185,000    HCA Inc.,
              7.500% 11/15/95...........................................       175,170
 110,000    Manor Care, Inc.,
              7.500% 06/15/06...........................................       113,719
  75,000    Manor Care, Inc.,
              8.000% 03/01/08...........................................        77,344

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
$ 50,000    Rotech Healthcare Inc.,
              9.500% 04/01/12-..........................................   $    51,000
 105,000    Team Health Inc.,
              Series B,
              12.000% 03/15/09..........................................       117,600
 210,000    Unilab Finance Corporation,
              12.750% 10/01/09..........................................       245,699
                                                                           -----------
                                                                             1,091,532
                                                                           -----------
            HEAVY MACHINERY -- 0.9%
  75,000    Thermadyne Bank Debt Term A,
              4.590%** 05/22/04(g)......................................        68,625
  82,500    Thermadyne Bank Debt Term B,
              4.840%** 05/22/05(g)......................................        75,075
  82,500    Thermadyne Bank Debt Term C,
              5.090%** 05/22/06(g)......................................        75,075
                                                                           -----------
                                                                               218,775
                                                                           -----------
            LODGING AND RECREATION -- 6.4%
 110,000    Bally Total Fitness Holding Corporation,
              Series D,
              9.875% 10/15/07...........................................       109,175
 145,000    Harrahs Operating Company, Inc., 8.000% 02/01/11............       156,841
  60,000    Hilton Hotels Corporation,
              7.625% 05/15/08...........................................        61,226
  60,000    Hilton Hotels Corporation,
              8.250% 02/15/11##.........................................        62,310
  80,000    Hollywood Casino Corporation,
              13.000%-- 08/01/06........................................        87,600
 245,000    ITT Corporation,
              7.375% 11/15/15...........................................       226,311
  50,000    ITT Corporation,
              7.750% 11/15/25...........................................        44,020
  80,000    Jacobs Entertainment,
              11.875% 02/01/09-.........................................        82,000
  50,000    Mandalay Resort Group,
              9.500% 08/01/08...........................................        53,000
 100,000    Park Place Entertainment Corporation,
              8.875% 09/15/08...........................................       103,125
 110,000    Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07...........................................        98,450
  37,000    President Casinos, Inc.,
              13.000% 09/15/03(a)(b)....................................        17,575
 165,000    Vail Resorts, Inc.,
              8.750% 05/15/09...........................................       165,000
 270,000    Venetian Casino Resort LLC,
              11.000% 06/15/10-.........................................       271,688
  80,000    Wheeling Island Gaming Inc.,
              10.125% 12/15/09..........................................        82,400
                                                                           -----------
                                                                             1,620,721
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.7%
 185,000    Alaris Medical Systems, Inc.,
              9.750% 12/01/06...........................................       182,225
 135,000    Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03................................       113,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
$204,000    DJ Orthopedics LLC,
              12.625% 06/15/09..........................................   $   223,635
 185,000    Per-Se Technologies, Inc.,
              Series B,
              9.500% 02/15/05...........................................       177,600
                                                                           -----------
                                                                               696,860
                                                                           -----------
            METALS AND MINING -- 1.7%
  75,000    Commonwealth Industries, Inc.,
              10.750% 10/01/06..........................................        75,375
  90,000    Newmont Mining Corporation,
              8.625% 05/15/11...........................................       101,238
  75,000    Ormet Corporation,
              11.000% 08/15/08-.........................................        44,250
 110,000    UCAR Finance Inc.,
              10.250% 02/15/12-.........................................       112,200
 100,000    United States Steel LLC,
              10.750% 08/01/08-.........................................       104,000
                                                                           -----------
                                                                               437,063
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.6%
 150,000    Avaya Inc.,
              11.125% 04/01/09##........................................       137,250
 150,000    IPC Acquisition Corporation,
              11.500% 12/15/09..........................................       144,000
  95,000    Lucent Technologies Inc.,
              7.250% 07/15/06##.........................................        64,600
  80,000    Lucent Technologies Inc.,
              6.500% 01/15/28...........................................        41,200
 165,000    Lucent Technologies Inc.,
              6.450% 03/15/29...........................................        84,975
 115,000    Marconi Corporation plc,
              7.750% 09/15/10##.........................................        34,500
 170,000    Marconi Corporation plc,
              8.375% 09/15/30...........................................        51,000
 170,000    Nortel Networks Ltd.,
              6.125% 02/15/06##.........................................        96,900
                                                                           -----------
                                                                               654,425
                                                                           -----------
            OILFIELD SERVICES -- 2.0%
 115,000    Grant Prideco, Inc.,
              Series B,
              9.625% 12/01/07...........................................       120,175
  60,000    Halliburton Company, MTN,
              6.000% 08/01/06...........................................        57,523
 135,000    Halliburton Company,
              Series A, MTN,
              6.750% 02/01/27...........................................       132,056
  50,000    Halliburton Company,
              8.750% 02/15/21...........................................        46,889
  80,000    Parker Drilling Company,
              Series D,
              9.750% 11/15/06...........................................        81,600
  80,000    Pride International, Inc.,
              9.375% 05/01/07...........................................        83,400
                                                                           -----------
                                                                               521,643
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            PACKAGING AND CONTAINERS -- 1.2%
$ 94,216    Owens Corning Bank Debt,
              .000% 06/26/03(g).........................................   $    63,949
  90,000    Owens-Brockway,
              8.875% 02/15/09-..........................................        90,000
  70,000    Owens-Illinois, Inc.,
              7.150% 05/15/05...........................................        65,100
 110,000    Owens-Illinois, Inc.,
              7.800% 05/15/18...........................................        91,850
                                                                           -----------
                                                                               310,899
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 1.9%
 135,000    Doman Industries Ltd., Class A,
              12.000% 07/01/04..........................................       124,199
 100,000    Georgia-Pacific Corporation,
              9.625% 03/15/22...........................................        97,295
  95,000    Georgia-Pacific Corporation,
              9.500% 05/15/22...........................................        91,526
  80,000    Georgia-Pacific Corporation,
              7.375% 12/01/25...........................................        65,597
 115,000    Pope and Talbot, Inc.,
              8.375% 06/01/13...........................................       106,375
                                                                           -----------
                                                                               484,992
                                                                           -----------
            PHARMACEUTICALS -- 1.5%
  85,000    AmerisourceBergen Corporation,
              8.125% 09/01/08...........................................        87,763
 240,000    Caremark Rx, Inc.,
              7.375% 10/01/06...........................................       242,399
  65,000    McKesson Corporation,
              7.650% 03/01/27...........................................        61,558
                                                                           -----------
                                                                               391,720
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 2.7%
 110,000    American Color Graphics,
              12.750% 08/01/05..........................................       109,038
 120,000    Garden State Newspapers, Inc., Series B,
              8.750% 10/01/09...........................................       118,500
  85,000    Key3Media Group, Inc.,
              11.250% 06/15/11..........................................        31,025
 110,000    Phoenix Color Corporation,
              10.375% 02/01/09..........................................        88,000
  40,000    Quebecor Media Inc.,
              11.125% 07/15/11..........................................        39,400
 140,000    Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/01/06................................        81,900
 170,000    TDL Infomedia Holdings Ltd.,
              (0.000)% due 10/15/10
              15.500% beginning 10/15/04................................       136,850
  49,499    Ziff Davis Media Inc.,
              Series B,
              9.750%@@ 03/31/07.........................................        41,744
 215,000    Ziff Davis Media Inc.,
              Series B,
              12.000% 07/15/10..........................................        54,019
                                                                           -----------
                                                                               700,476
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
  23,538    Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(a)(d)....................................        20,045

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- (CONTINUED)
$  1,584    Pegasus Promissory Note,
              .000% 01/01/99(b).........................................   $         0++
  80,000    Sea Containers Ltd., Series B, 7.875% 02/15/08..............        58,600
                                                                           -----------
                                                                                78,645
                                                                           -----------
            REAL ESTATE -- 1.7%
 105,000    BF Saul,
              Series B,
              9.750% 04/01/08...........................................       103,950
 170,000    CB Richard Ellis Services Inc.,
              11.250% 06/15/11..........................................       142,800
  13,998    DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07...........................................         8,399
  75,000    DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15...........................................        40,500
  20,000    DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19...........................................        11,200
 135,000    LNR Property Corporation,
              Series B,
              9.375% 03/15/08...........................................       133,650
                                                                           -----------
                                                                               440,499
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.8%
   5,000    Crescent Real Estate Equities LP,
              7.500%@@ 09/15/07.........................................         4,831
 300,000    Crescent Real Estate Equities LP,
              9.250% 04/15/09@..........................................       309,252
  90,000    Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...........................................        94,338
 130,000    MeriStar Hospitality Corporation,
              9.000% 01/15/08...........................................       124,150
  95,000    OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07...........................................        82,883
 100,000    Senior Housing Properties Trust,
              8.625% 01/15/12...........................................       103,000
                                                                           -----------
                                                                               718,454
                                                                           -----------
            SEMICONDUCTORS -- 0.4%
 120,000    ON Semiconductor Corporation,
              12.000% 05/15/08@.........................................       104,400
                                                                           -----------
            SOFTWARE -- 0.5%
 145,000    Computer Associates International, Inc.,
              Series B,
              6.250% 04/15/03...........................................       137,025
                                                                           -----------
            SPECIALTY STORES -- 1.2%
 195,000    The Gap, Inc.,
              5.625% 05/01/03##.........................................       192,271
 130,000    The Gap, Inc.,
              6.900% 09/15/07##.........................................       118,653
                                                                           -----------
                                                                               310,924
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            STEEL -- 0.3%
$111,000    Algoma Steel Inc.,
              11.000% 12/31/09..........................................   $    84,360
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 6.7%
  75,000    360networks Inc.,
              13.000% 05/01/08(b).......................................             8
 105,000    AirGate PCS, Inc.,
              (0.000)% due 10/01//09
              13.500% beginning 10/01/04##..............................        21,000
 105,000    Alamosa Delaware Inc.,
              12.500% 02/01/11..........................................        29,400
 175,000    Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05................................        26,250
 200,000    AT&T Wireless Services Inc.,
              8.125% 05/01/12##.........................................       163,088
  35,000    AT&T Wireless Services Inc.,
              8.750% 03/01/31...........................................        27,030
  57,411    Call-Net Enterprises Inc.,
              10.625% 12/31/08..........................................        16,649
 125,000    COLO.COM,
              13.875% 03/15/10@(b)......................................         5,000
 110,000    Dobson Communications Corporation, Class A,
              10.875% 07/01/10..........................................        64,900
 245,000    Globix Corporation,
              12.500% 02/01/10(b)(c)....................................        44,100
  40,825    GT Telecom Racers Notes Trust, Series A,
              6.563%** 06/30/08.........................................         8,165
  29,175    GT Telecom Racers Notes Trust, Series B,
              6.625%** 02/03/03.........................................         5,835
  85,000    IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b).......................................         1,700
  81,000    Loral Cyberstar Inc.,
              10.000% 07/15/06..........................................        55,890
 280,000    Millicom International Cellular SA,
              13.500% 06/01/06..........................................        98,000
 595,000    NEON Communications Inc.,
              12.750% 08/15/08##(b).....................................        17,850
 100,000    Nextel International Inc.,
              12.750% 08/01/10##(b).....................................         1,500
  95,000    Nextel International Inc.,
              (0.000)% due 04/15/08(b)
              12.125% beginning 04/15/03................................           950
  80,000    Pagemart Nationwide,
              15.000% 02/01/05(b)(c)....................................           400
  55,000    PSINet, Inc.,
              11.500% 11/01/08(b)(c)....................................         5,431
 100,000    PSINet, Inc.,
              11.000% 08/01/09(b)(c)....................................         9,750
 100,000    Qwest Capital Funding Inc.,
              7.750% 08/15/06...........................................        61,000
 145,000    Qwest Capital Funding, Inc.,
              5.875% 08/03/04...........................................        94,250
 140,000    Qwest Capital Funding, Inc.,
              7.900% 08/15/10...........................................        79,100
  25,000    Qwest Capital Funding, Inc.,
              6.500% 11/15/18...........................................        12,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$ 30,000    Qwest Capital Funding, Inc.,
              7.625% 08/03/21...........................................   $    15,450
  50,000    Qwest Corporation,
              7.625% 06/09/03...........................................        46,000
  65,000    Qwest Corporation,
              7.200% 11/01/04...........................................        58,222
  10,000    Qwest Corporation,
              5.625% 11/15/08...........................................         7,500
 235,000    Qwest Corporation,
              8.875% 03/15/12+..........................................       209,150
 205,000    Sprint Capital Corporation,
              5.875% 05/01/04...........................................       177,581
 140,000    Sprint Capital Corporation,
              8.750% 03/15/32...........................................       105,289
  61,000    Telesystem International Wireless Inc.,
              14.000% 12/30/03..........................................        48,800
 155,000    TSI Telecommunication Services Inc.,
              12.750% 02/01/09+.........................................       150,350
 170,000    US Unwired Inc.,
              Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04................................        40,800
                                                                           -----------
                                                                             1,708,888
                                                                           -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $22,111,878)........................................    19,642,296
                                                                           -----------
            FOREIGN BONDS AND NOTES -- 2.0%
 100,000    Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              11.750% 06/15/09..........................................        94,000
 100,000    Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              12.500% 06/15/12+.........................................        94,499
  80,000    Ono Finance plc,
              13.000% 05/01/09(f).......................................        26,862
   5,000    Ono Finance plc,
              13.000% 05/01/09..........................................         1,800
  70,000    Petroleum Geo-Services ASA,
              6.250% 11/19/03...........................................        60,550
 110,000    Petroleum Geo-Services ASA,
              7.125% 03/30/28...........................................        73,700
 105,000    Rogers Cantel Inc.,
              9.750% 06/01/16...........................................        73,500
  50,000    SBS Broadcasting SA,
              12.000% 06/15/08(f).......................................        45,428

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$105,000    United Pan-Europe Communications N.V.,
              Series B,
              11.250% 02/01/10..........................................   $    13,480
  40,000    Xerox Capital (Europe) plc,
              5.875% 05/15/04...........................................        32,800
                                                                           -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $552,279)...........................................       516,619
                                                                           -----------
            FOREIGN CONVERTIBLE BONDS AND
              NOTES -- 0.4%
  40,000    Colt Telecom Group plc,
              2.000% 03/29/06+(f).......................................        16,690
 100,000    Colt Telecom Group plc,
              2.000% 12/16/06+(f).......................................        39,008
 115,000    Colt Telecom Group plc,
              2.000% 04/03/07+(f).......................................        45,428
  15,000    KPNQwest NV,
              10.000% 03/15/12(b)(c)(f).................................           166
                                                                           -----------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $160,501)...........................................       101,292
                                                                           -----------
            MORTGAGE-BACKED SECURITIES -- 0.2%
              (Cost $56,573)
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
 100,000    Commercial Trust I,
              Series 1993-KA, Class A2,
              7.630% 12/15/13...........................................        40,000
                                                                           -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.2%
            BROADCASTING AND CABLE -- 0.4%
   2,620    Mediaone Financing Trust....................................        53,160
     500    Paxon Communications
              Corporation++(d)..........................................        39,000
                                                                           -----------
                                                                                92,160
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
     524    Ermis Maritime Holding Ltd.=(a).............................             5
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
   1,750    Sovereign REIT+.............................................   $   195,125
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
     950    Rural Cellular Corporation,
              Series B,++(d)............................................        18,050
                                                                           -----------
            TOTAL PREFERRED STOCKS
              (Cost $342,465)...........................................       305,340
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY OBLIGATIONS -- 1.0%
              (Cost $256,838)
            U.S. TREASURY NOTES -- 1.0%
$270,000      5.375% 02/15/31##.........................................       264,387
                                                                           -----------
 SHARES
---------
            WARRANTS -- 0.0%+
     125    COLO.COM
              Expire 03/15/10+++(a).....................................             1
     803    Loral Space & Communications
              Expire 1/15/07++..........................................           482
     105    Ono Finance plc
              Expire 03/16/11+++........................................            13
                                                                           -----------
            TOTAL WARRANTS
              (Cost $28,005)............................................           496
                                                                           -----------
            INVESTMENT COMPANIES -- 19.0%
              (Cost $4,851,060)
4,851,060   Nations Cash Reserves, Capital Class Shares#................     4,851,059
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $30,776,124*).............................   109.4%     27,857,590
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................    (9.4)%
            Cash........................................................   $     6,386
            Receivable for investment securities sold...................        85,100
            Receivable for Fund shares sold.............................       177,825
            Dividends receivable........................................        12,687
            Interest receivable.........................................       589,003
            Unrealized depreciation on forward foreign exchange
              contracts.................................................        (7,437)
            Collateral on securities loaned.............................    (2,732,060)
            Payable for Fund shares redeemed............................       (49,042)
            Investment advisory fee payable.............................       (12,410)
            Administration fee payable..................................        (4,839)
            Payable for investment securities purchased.................      (361,467)
            Accrued Trustees' fees and expenses.........................       (27,887)
            Accrued expenses and other liabilities......................       (59,075)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (2,383,216)
                                                                           -----------
            NET ASSETS........................................   100.0%    $25,474,374
                                                                           ===========

                                                                              VALUE
---------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $ 1,008,582
            Accumulated net realized loss on investments sold...........       (61,221)
            Net unrealized depreciation of investments, foreign currency
              and net other assets......................................    (2,924,652)
            Paid-in capital.............................................    27,451,665
                                                                           -----------
            NET ASSETS..................................................   $25,474,374
                                                                           ===========
            Net asset value per share ($25,474,374 / 2,881,350 shares of
              common stock outstanding).................................         $8.84
                                                                           ===========

---------------

  * Federal income tax information (see Note 9).

*** Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2002.

 @+ Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2002.

 + Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

  + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

 #  Money market mutual fund registered under the Investment Company
    Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,732,060.

## All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $3,096,088 and $2,490,811, respectively.

(a) Fair valued security.

(b) Issue in default.

(c) Issuer in bankruptcy.

(d) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(e) Principal amount denominated in Canadian Dollar.

(f) Principal amount denominated in Euro.

(g) Loan participation agreement.

ABBREVIATIONS:

ADR  --   American Depository Receipt
MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the period ended June 30, 2002 (unaudited)

                                                     INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                                     OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $12,109, $25,633, $22,161, $111, $730, $11,305,
  $0, $0, $221, $0 and $153, respectively).........  $       97,865     $      216,593     $      465,431     $       26,874
Dividend income from affiliated funds..............             494              7,686                478              8,173
Interest...........................................           2,766                 --             25,779                 --
Securities lending.................................              --                 --             10,727              2,964
                                                     --------------     --------------     --------------     --------------
    Total investment income........................         101,125            224,279            502,415             38,011
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................          46,557             72,171            446,162             62,712
Administration fee.................................          12,803             17,642            136,824             16,026
Transfer agent fees................................           1,743              1,329             17,828              1,682
Custodian fees.....................................          15,743              2,787              4,387              1,251
Trustees' fees and expenses........................           8,928              8,929              8,928              8,928
Shareholder servicing and distribution fees........          14,549             20,047            148,721             17,420
Legal and audit fees...............................          18,765             17,731             40,526             18,785
Printing expense...................................           9,290             10,774              8,269             10,722
Amortization of organization costs.................           1,900                 --              1,900              1,900
Interest expense...................................              71                 --                340                 --
Other..............................................             714                711              3,570                721
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................         131,063            152,121            817,455            140,147
Fees waived and expenses reimbursed by investment
  advisor and/or distributor.......................         (58,147)           (51,754)          (159,451)           (53,033)
Fees reduced by credits allowed by the custodian...            (100)              (130)               (18)               (15)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................          72,816            100,237            657,986             87,099
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................          28,309            124,042           (155,571)           (49,088)
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................         312,380             89,370         (1,431,160)          (224,580)
  Futures contracts................................              --                 --                 --                 --
  Foreign currency and net other assets............          (7,167)            (2,779)            (1,943)                --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............         305,213             86,591         (1,433,103)          (224,580)
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................         362,144           (884,080)         3,295,441         (1,538,193)
  Futures contracts................................              --                 --                 --                 --
  Foreign currency and net other assets............           1,877                378                 72                 --
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......         364,021           (883,702)         3,295,513         (1,538,193)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................         669,234           (797,111)         1,862,410         (1,762,773)
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $      697,543     $     (673,069)    $    1,706,839     $   (1,811,861)
                                                     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

                                         CAPITAL           MIDCAP                            ASSET          HIGH YIELD
     21ST CENTURY        GROWTH           GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
    15,826........   $      301,622   $       68,520   $        5,588   $      146,571   $       35,934   $       36,121
    $
    439...........              484            9,441            7,272            6,961           14,270           16,345
    3,887.........           21,467               --               --            1,053           84,721        1,068,062
    62............            6,483               --               --            1,352              596            3,551
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    20,214........          330,056           77,961           12,860          155,937          135,521        1,124,079
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    18,651........          276,464           54,167           17,930           50,779           32,938           59,398
    5,720.........           84,783           19,167            6,345           17,968           11,655           24,839
    564...........           11,294            2,785              435            1,737            1,476            2,180
    788...........            3,577            1,386              334              911              863            3,301
    8,928.........            8,928            8,928            8,873            8,928            8,928            8,925
    6,217.........           92,155           20,833            6,896           19,530           12,668           26,999
    13,837........           31,301           19,934           12,646           19,336           17,747           20,196
    8,092.........            7,319            6,337            8,150            4,375            8,803           17,219
    1,900.........            1,900            1,900               --            1,900            1,900               --
                --               --               --               --               --               --               --
    452...........            2,525              867              391              724              558              911
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    65,149........          520,246          136,304           62,000          126,188           97,536          163,968
           (37,777)        (107,463)         (53,026)         (34,408)         (48,057)         (46,843)         (55,899)
               (17)             (33)              (4)              (7)             (10)             (20)             (73)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    27,355........          412,750           83,274           27,585           78,121           50,673          107,996
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (7,141)         (82,694)          (5,313)         (14,725)          77,816           84,848        1,016,083
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (87,755)      (1,725,430)      (2,787,601)        (368,823)        (338,441)        (375,738)         (34,021)
                --               --               --               --               --               --               --
    414...........           (2,080)              --               --               --               --           (4,782)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (87,341)      (1,727,510)      (2,787,601)        (368,823)        (338,441)        (375,738)         (38,803)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
                          2,123,197         (999,518)      (1,379,126)        (800,312)        (638,426)      (1,339,335)
    186,788.......
                --               --               --               --               --               --               --
    --............               83               --               --               --               --          (11,829)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
                          2,123,280         (999,518)      (1,379,126)        (800,312)        (638,426)      (1,351,164)
    186,788.......
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    99,447........          395,770       (3,787,119)      (1,747,949)      (1,138,753)      (1,014,164)      (1,389,967)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    92,306........   $      313,076   $   (3,792,432)  $   (1,762,674)  $   (1,060,937)  $     (929,316)  $     (373,884)
    $
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                           INTERNATIONAL OPPORTUNITIES              INTERNATIONAL VALUE
                                                                    PORTFOLIO                            PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          SIX MONTHS                            SIX MONTHS
                                                            ENDED                                 ENDED
                                                           6/30/02           YEAR ENDED          6/30/02          YEAR ENDED
                                                         (UNAUDITED)          12/31/01         (UNAUDITED)         12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $       28,309     $       69,235     $      124,042    $       75,957
Net realized gain/(loss) on investments.............           305,213         (3,982,093)            86,591            61,576
Net change in unrealized appreciation/(depreciation)
  of investments....................................           364,021          1,949,247           (883,702)         (653,949)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................           697,543         (1,963,611)          (673,069)         (516,416)
Distributions to shareholders from net investment
  income............................................                --            (25,031)                --           (71,488)
Distributions to shareholders from net realized gain
  on investments....................................                --             (3,715)                --           (56,301)
Distributions to shareholders from paid in
  capital...........................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................            89,536           (615,151)        10,254,068        10,028,858
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............           787,079         (2,607,508)         9,580,999         9,384,653
NET ASSETS:
Beginning of period.................................        11,329,884         13,937,392         11,506,197         2,121,544
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   12,116,963     $   11,329,884     $   21,087,196    $   11,506,197
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $       28,309     $           --     $      127,693    $        3,651
                                                        ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

      FOCUSED EQUITIES PORTFOLIO          SMALL COMPANY PORTFOLIO           21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
        ENDED                             ENDED                             ENDED
       6/30/02         YEAR ENDED        6/30/02         YEAR ENDED        6/30/02         YEAR ENDED
     (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01
-------------------------------------------------------------------------------------------------------
    $     (155,571)  $      (95,435)  $      (49,088)  $      (30,864)  $       (7,141)  $      (17,881)
        (1,433,103)     (25,604,152)        (224,580)         152,452          (87,341)      (2,092,170)
                         (1,239,264)      (1,538,193)         403,036          186,788          726,986
         3,295,513
    --------------   --------------   --------------   --------------   --------------   --------------
         1,706,839      (26,938,851)      (1,811,861)         524,624           92,306       (1,383,065)
                --               --               --               --               --               --
                                 --               --          (50,371)              --               --
                --
                --               --               --               --               --               --
                         (5,035,818)       3,910,394        2,776,206          402,358        1,101,301
           150,275
    --------------   --------------   --------------   --------------   --------------   --------------
         1,857,114      (31,974,669)       2,098,533        3,250,459          494,664         (281,764)

       116,739,446      148,714,115       12,578,661        9,328,202        4,825,482        5,107,246
    --------------   --------------   --------------   --------------   --------------   --------------
    $  118,596,560   $  116,739,446   $   14,677,194   $   12,578,661   $    5,320,146   $    4,825,482
    ==============   ==============   ==============   ==============   ==============   ==============
          (155,571)  $           --   $      (49,088)  $           --   $       (7,141)  $           --
    $
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                GROWTH PORTFOLIO                  CAPITAL GROWTH PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          SIX MONTHS                            SIX MONTHS
                                                            ENDED                                 ENDED
                                                           6/30/02           YEAR ENDED          6/30/02          YEAR ENDED
                                                         (UNAUDITED)          12/31/01         (UNAUDITED)         12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $      (82,694)    $     (110,360)    $       (5,313)   $       34,173
Net realized gain/(loss) on investments.............        (1,727,510)       (15,634,755)        (2,787,601)       (1,840,992)
Net change in unrealized appreciation/(depreciation)
  of investments....................................         2,123,280           (685,767)          (999,518)         (853,840)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................           313,076        (16,430,882)        (3,792,432)       (2,660,659)
Distributions to shareholders from net investment
  income............................................                --             (1,084)                --           (27,347)
Distributions to shareholders from net realized gain
  on investments....................................                --                 --                 --                --
Distributions to shareholders from paid in
  capital...........................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................        (1,040,820)        (1,808,695)          (495,463)       (1,508,624)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............          (727,744)       (18,240,661)        (4,287,895)       (4,196,630)
NET ASSETS:
Beginning of period.................................        72,550,273         90,790,934         18,345,727        22,542,357
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   71,822,529     $   72,550,273     $   14,057,832    $   18,345,727
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $      (82,694)    $           --     $        6,256    $       11,569
                                                        ==============     ==============     ==============    ==============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

      MIDCAP GROWTH PORTFOLIO                 VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO
-----------------------------------   -------------------------------   -------------------------------
      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
        ENDED                             ENDED                             ENDED
       6/30/02        PERIOD ENDED       6/30/02         YEAR ENDED        6/30/02         YEAR ENDED
     (UNAUDITED)      12/31/01(A)      (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01
-------------------------------------------------------------------------------------------------------

    $      (14,725)  $       (2,277)  $       77,816   $      114,690   $       84,848   $      199,320
          (368,823)         (58,729)        (338,441)        (398,209)        (375,738)        (115,531)

        (1,379,126)         (40,784)        (800,312)        (484,545)        (638,426)        (496,276)
    --------------   --------------   --------------   --------------   --------------   --------------
        (1,762,674)        (101,790)      (1,060,937)        (768,064)        (929,316)        (412,487)
                --               --               --         (112,446)              --         (199,217)

                --               --               --               --               --               --
                --               --               --               --               --               --

         4,985,456        3,661,520        2,882,674        3,824,205          444,263        3,375,363
    --------------   --------------   --------------   --------------   --------------   --------------
         3,222,782        3,559,730        1,821,737        2,943,695         (485,053)       2,763,659

         3,559,730               --       14,016,567       11,072,872       10,085,088        7,321,429
    --------------   --------------   --------------   --------------   --------------   --------------
    $    6,782,512   $    3,559,730   $   15,838,304   $   14,016,567   $    9,600,035   $   10,085,088
    ==============   ==============   ==============   ==============   ==============   ==============

    $      (14,725)  $           --   $       83,705   $        5,889   $       86,522   $        1,674
    ==============   ==============   ==============   ==============   ==============   ==============

        HIGH YIELD BOND PORTFOLIO
---  -------------------------------
       SIX MONTHS
         ENDED
        6/30/02         YEAR ENDED
      (UNAUDITED)        12/31/01
---  -------------------------------
<$i
<$d
     $    1,016,083   $    1,468,103
            (38,803)         180,211
<$i
<$d
         (1,351,164)        (707,440)
     --------------   --------------
           (373,884)         940,874
                 --       (1,470,381)
<$i
<$d
                 --               --
                 --               --
<$i
<$d
          8,571,895        7,962,790
     --------------   --------------
          8,198,011        7,433,283
<$i
<$d
         17,276,363        9,843,080
     --------------   --------------
     $   25,474,374   $   17,276,363
     ==============   ==============
<$i
<$d
     $    1,008,582   $       (7,501)
     ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                 INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................     98,080    $ 1,058,728         161,376    $  1,798,873
Issued as reinvestment of dividends...................         --             --           2,956          28,746
Repurchased...........................................    (88,598)      (969,192)       (224,887)     (2,442,770)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................      9,482    $    89,536         (60,555)   $   (615,151)
                                                        =========    ===========      ==========    ============

                                                                     INTERNATIONAL VALUE PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................  1,259,869    $10,854,429       1,171,946    $ 10,245,391
Issued as reinvestment of dividends...................         --             --          15,461         127,789
Repurchased...........................................    (70,608)      (600,361)        (42,276)       (344,322)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................  1,189,261    $10,254,068       1,145,131    $ 10,028,858
                                                        =========    ===========      ==========    ============

                                                                       FOCUSED EQUITIES PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................    628,841    $ 8,695,082         766,343    $ 10,758,974
Issued as reinvestment of dividends...................         --             --              --              --
Repurchased...........................................   (619,337)    (8,544,807)     (1,185,194)    (15,794,792)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................      9,504    $   150,275        (418,851)   $ (5,035,818)
                                                        =========    ===========      ==========    ============

                                                                        SMALL COMPANY PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................    439,514    $ 4,205,181         395,691    $  3,620,955
Issued as reinvestment of dividends...................         --             --           5,204          50,371
Repurchased...........................................    (31,880)      (294,787)       (100,538)       (895,120)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................    407,634    $ 3,910,394         300,357    $  2,776,206
                                                        =========    ===========      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                           21ST CENTURY PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   252,144    $ 1,600,174       371,831    $  2,350,052
Issued as reinvestment of dividends.......................        --             --            --              --
Repurchased...............................................  (189,937)    (1,197,816)     (199,609)     (1,248,751)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................    62,207    $   402,358       172,222    $  1,101,301
                                                            ========    ===========      ========    ============

                                                                              GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   309,635    $ 4,276,865       590,033    $  8,260,911
Issued as reinvestment of dividends.......................        --             --            94           1,084
Repurchased...............................................  (385,392)    (5,317,685)     (754,951)    (10,070,690)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   (75,757)   $(1,040,820)     (164,824)   $ (1,808,695)
                                                            ========    ===========      ========    ============

                                                                          CAPITAL GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    69,037    $   639,130       207,181    $  2,172,665
Issued as reinvestment of dividends.......................        --             --         2,793          27,347
Repurchased...............................................  (124,221)    (1,134,593)     (356,918)     (3,708,636)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   (55,184)   $  (495,463)     (146,944)   $ (1,508,624)
                                                            ========    ===========      ========    ============

                                                                           MIDCAP GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                 PERIOD ENDED
                                                                  (UNAUDITED)              DECEMBER 31, 2001(A)
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   724,652    $ 5,490,421       440,309    $  3,804,357
Issued as reinvestment of dividends.......................        --             --            --              --
Repurchased...............................................   (73,247)      (504,965)      (18,364)       (142,837)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   651,405    $ 4,985,456       421,945    $  3,661,520
                                                            ========    ===========      ========    ============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               VALUE PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    480,757    $ 4,927,941       472,360    $ 4,901,271
Issued as reinvestment of dividends.......................         --             --        10,946        112,446
Repurchased...............................................   (201,090)    (2,045,267)     (114,606)    (1,189,512)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................    279,667    $ 2,882,674       368,700    $ 3,824,205
                                                            =========    ===========      ========    ===========

                                                                         ASSET ALLOCATION PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    177,014    $ 1,634,200       421,173    $ 4,136,852
Issued as reinvestment of dividends.......................         --             --        21,128        199,217
Repurchased...............................................   (130,001)    (1,189,937)      (98,914)      (960,706)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................     47,013    $   444,263       343,387    $ 3,375,363
                                                            =========    ===========      ========    ===========

                                                                          HIGH YIELD BOND PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................  1,023,017    $ 9,400,434       726,456    $ 6,897,927
Issued as reinvestment of dividends.......................         --             --       166,177      1,470,381
Repurchased...............................................    (90,472)      (828,539)      (42,850)      (405,518)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................    932,545    $ 8,571,895       849,783    $ 7,962,790
                                                            =========    ===========      ========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.44       $ 0.03         $ 0.60           $ 0.63          $   --
Year ended 12/31/2001#....................    12.17         0.06          (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35         0.02          (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28         0.06           4.35             4.41           (0.05)
Period ended 12/31/1998*..................    10.00         0.06           0.25             0.31           (0.03)##
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.40       $ 0.07         $(0.23)          $(0.16)         $   --
Year ended 12/31/2001#....................     9.43         0.11          (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00         0.04          (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $13.42       $(0.02)        $ 0.21           $ 0.19          $   --
Year ended 12/31/2001#....................    16.31        (0.01)         (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71         0.01          (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00        (0.03)          6.90             6.87              --
Period ended 12/31/1998*..................    10.00         0.02           3.00             3.02           (0.02)##
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 9.72       $(0.03)        $(1.06)          $(1.09)         $   --
Year ended 12/31/2001#....................     9.39        (0.03)          0.40             0.37              --
Year ended 12/31/2000#....................     9.55         0.03           1.03             1.06           (0.44)
Year ended 12/31/1999#....................     9.03         0.01           0.52             0.53           (0.01)
Period ended 12/31/1998*..................    10.00         0.03          (0.97)           (0.94)          (0.03)##
21ST CENTURY PORTFOLIO
Six months ended 6/30/2002 (unaudited)....   $ 6.22       $(0.01)        $ 0.14           $ 0.13          $   --
Year ended 12/31/2001#....................     8.47        (0.03)         (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63        (0.03)         (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62         0.02           1.02             1.04           (0.03)
Period ended 12/31/1998*..................    10.00         0.02           0.62             0.64           (0.02)##


                                              DISTRIBUTIONS
                                                FROM NET
                                                REALIZED
                                                  GAINS
                                            -----------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.00)***
Year ended 12/31/2000.....................        (0.19)
Year ended 12/31/1999#....................        (0.29)
Period ended 12/31/1998*..................           --
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.04)
Period ended 12/31/2000**.................           --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000#....................        (0.31)
Year ended 12/31/1999#....................        (0.16)
Period ended 12/31/1998*..................           --
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.04)
Year ended 12/31/2000#....................        (0.44)
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2002 (unaudited)....       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000.....................           --
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                     RATIO OF         RATIO OF                      RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE NET      TURNOVER      AVERAGE NET
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS         ASSETS          RATE          ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $   --        $11.07        6.03%    $ 12,117       1.25%+(a)(b)       0.49%+        105%          2.25%+(a)
       --           (0.02)        10.44      (13.98)      11,330    1.25(a)(b)          0.57            304        2.52(a)
       --           (0.21)        12.17      (13.81)      13,937       1.25             0.20             30           2.20
       --           (0.34)        14.35       43.05        5,898       1.25             0.43             24           2.64
       --           (0.03)##      10.28        3.11        2,310      1.25+             1.09+            16          4.09+

   $   --          $   --        $ 8.24       (1.90)%   $ 21,087       1.25%+(a)        1.55%+            9%          1.90%+(a)
       --           (0.09)         8.40       (9.87)      11,506       1.25             1.25             10           3.04
       --           (0.04)         9.43       (5.35)       2,122      1.25+             1.32+             2       7.59+(a)

   $   --          $   --        $13.61        1.42%    $118,597       1.11%+(a)(b)      (0.25)%+        66%          1.37%+(a)
       --              --         13.42      (17.72)     116,739    1.10(a)            (0.08)           128        1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714    1.10(a)(b)          0.06            141        1.36(a)
       --           (0.16)        19.71       53.28      113,115    1.10(a)            (0.17)           134        1.38(a)
       --           (0.02)##      13.00       30.16       24,521    1.10+(a)            0.33+           236       1.94+(a)

   $   --          $   --        $ 8.63      (11.21)%   $ 14,677       1.25%+(a)       (0.71)%+          27%          2.01%+(a)
       --           (0.04)         9.72        3.93       12,579    1.07(a)(b)         (0.31)            70        2.14(a)
    (0.34)          (1.22)         9.39       10.84        9,328    0.68(a)             0.31             94        1.92(a)
       --           (0.01)         9.55        5.92        7,187       0.75             0.14             55           1.21
       --           (0.03)##       9.03       (9.35)       6,098    0.75+(a)            0.49+            44       1.70+(a)

   $   --          $   --        $ 6.35        2.09%    $  5,320       1.10%+(a)       (0.29)%+         245%          2.62%+(a)
       --              --          6.22      (26.56)       4,825    1.07(a)            (0.42)           373        3.45(a)
       --              --          8.47      (27.17)       5,107    1.00(a)            (0.25)           140        2.25(a)
       --           (0.03)        11.63        9.75        7,684    1.00(a)(b)          0.22             50        1.81(a)
       --           (0.02)##      10.62        6.44        4,796    1.00+(a)            0.44+            40       2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $13.45        $(0.01)          $ 0.06           $ 0.05          $   --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
Period ended 12/31/1998*..................    10.00          0.02             2.16             2.18           (0.02)##
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.08        $(0.00)***       $(2.12)          $(2.12)         $   --
Year ended 12/31/2001#....................    11.46          0.02            (1.38)           (1.36)          (0.02)
Year ended 12/31/2000.....................    13.03          0.07            (1.57)           (1.50)          (0.07)
Year ended 12/31/1999#....................    11.06          0.08             1.95             2.03           (0.06)
Period ended 12/31/1998*..................    10.00          0.06             1.07             1.13           (0.07)##
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.44        $(0.02)          $(2.10)          $(2.12)         $   --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.39        $ 0.05           $(0.72)          $(0.67)         $   --
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
Year ended 12/31/1999#....................    10.41          0.07             0.19             0.26           (0.06)
Period ended 12/31/1998*..................    10.00          0.04             0.41             0.45           (0.04)##
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 9.46        $ 0.08           $(0.91)          $(0.83)         $   --
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
Year ended 12/31/1999#....................     9.68          0.20            (0.06)            0.14           (0.17)
Period ended 12/31/1998*..................    10.00          0.09            (0.31)           (0.22)          (0.10)##
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.87        $ 0.04           $(0.07)          $(0.03)         $   --
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                           RATIO OF        RATIO OF                     RATIO OF
    TOTAL       NET ASSET                    NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                        END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD       AVERAGE        AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $   --        $13.50           0.45%       $71,823         1.12%+(a)     (0.20)%+         66%          1.41%+(a)
    (0.00)***     13.45         (17.63)        72,550         1.10(a)       (0.14)          113           1.43(a)
    (0.19)        16.33         (12.42)        90,791         1.10(a)(b)      0.01          122           1.39(a)
       --         18.86          55.10         64,049         1.10(a)       (0.20)          110           1.41(a)
    (0.02)##      12.16          21.80         15,576         1.10+(a)       0.40+          184           1.99+(a)
   $   --        $ 7.96         (21.03)%      $14,058         1.00%+(a)     (0.06)%+         65%          1.64%+(a)
    (0.02)        10.08         (11.91)        18,346         0.89(a)(b)      0.17          167           1.51(a)
    (0.07)        11.46         (11.51)        22,542         0.75(a)        0.63            80           1.28(a)
    (0.06)        13.03          18.27         20,680         0.75(a)        0.64            76           1.07(a)
    (0.07)##      11.06          11.39          9,931         0.75+(a)       1.04+           16           1.62+(a)
   $   --        $ 6.32         (25.12)%      $ 6,783         1.00%+(a)     (0.54)%+         25%          2.25%+(a)
       --          8.44         (15.60)         3,560         1.00+(a)      (0.19)+          20           5.73+(a)
   $   --        $ 9.72          (6.45)%      $15,838         1.00%+(a)      1.00%+           0%          1.62%+(a)
    (0.09)        10.39          (7.20)        14,017         1.00(a)        1.00           168           2.00(a)
    (0.11)        11.29           7.47         11,073         1.00(a)(b)      1.12          174           1.87(a)
    (0.06)        10.61           2.50         10,645         1.00(a)        0.67            82           1.68(a)
    (0.04)##      10.41           4.48          5,645         1.00+(a)       0.83+           27           2.32+(a)
   $   --        $ 8.63          (8.77)%      $ 9,600         1.00%+(a)      1.68%+         176%          1.93%+(a)
    (0.19)         9.46          (4.72)        10,085         1.00(a)        2.31           273           2.34(a)
    (0.31)        10.13           8.14          7,321         1.00(a)        3.38           210           2.21(a)
    (0.17)         9.65           1.44          6,548         1.00(a)        2.01            75           1.79(a)
    (0.10)##       9.68          (2.23)         3,823         1.00+(a)       2.36+           94           2.71+(a)
   $   --        $ 8.84          (0.34)%      $25,474         1.00%+(a)      9.41%+          29%          1.52%+(a)
    (0.83)         8.87           8.32         17,276         1.00(a)       11.43            64           2.13(a)
    (0.51)         8.96          (5.34)         9,843         1.00+         10.68+           74           1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                    JUNE 30, 2002 (UNAUDITED)

Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio (formerly Nations Marsico Growth & Income Portfolio), Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Opportunities --   Seeks long-term growth of capital.
International Value --           Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities --              Seeks long-term growth of capital.
Small Company --                 Seeks long-term capital growth by investing primarily in
                                 equity securities.
21st Century --                  Seeks long-term growth of capital.
Growth --                        Seeks long-term growth of capital.
Capital Growth --                Seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.
MidCap Growth --                 Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                 earnings growth prospects.
Value --                         Seeks growth of capital by investing in companies that are believed to be undervalued.
Asset Allocation --              Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
High Yield Bond --               Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                                    ANNUAL RATE
------------------------------------------------------------------------
International Value, Small Company..........................       0.90%
International Opportunities.................................       0.80%
Focused Equities, 21st Century, Growth......................       0.75%
Capital Growth, MidCap Growth, Value, Asset Allocation......       0.65%
High Yield Bond.............................................       0.55%

The Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth, Value and Asset Allocation Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the six months ended June 30, 2002, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Portfolio. Through April 30, 2003, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio, MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio. For the period January 1, 2002 through April 30, 2002, BA Advisors and/or the sub-advisors and/or Stephens agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded an annual rate of 1.10% for the Focused Equities Portfolio and Growth Portfolio. Effective May 1, 2002, the expense limitations were discontinued for the Focused Equities Portfolio and Growth Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the six months ended June 30, 2002, expenses of the Trust were reduced by $427 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2002, the Focused Equities Portfolio, 21st Century Portfolio and the Growth Portfolio paid commissions of $8,819, $453 and $6,283, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BA Advisors. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan and retirement plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Effective January 1, 2002, the retirement plan was terminated. The Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the six months ended June 30, 2002 and until April 30, 2003, Stephens has agreed to waive 100% of the Portfolios' shareholder servicing and distribution fees.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2002, were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
International Opportunities.................................  $ 10,603,400    $ 10,352,745
International Value.........................................    12,075,343       1,388,519
Focused Equities............................................    67,842,719      62,643,946
Small Company...............................................     6,668,339       3,530,076
21st Century................................................    10,779,054       9,869,057
Growth......................................................    39,609,875      38,501,351
Capital Growth..............................................     9,730,874      10,129,739
MidCap Growth...............................................     5,702,914       1,299,646
Value.......................................................        97,607              --
Asset Allocation............................................     5,939,054       5,809,414
High Yield Bond.............................................    13,632,504       6,238,671

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Focused Equities............................................  $    975,865    $  4,340,398
21st Century................................................        93,582         264,758
Growth......................................................     1,267,692       2,486,339
Capital Growth..............................................       427,238              --
Asset Allocation............................................    13,018,197      12,361,602
High Yield Bond.............................................       256,838              --

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2002, the High Yield Bond Portfolio had the following forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                         VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                               LOCAL        WHEN OPENED         WHEN OPENED         CONTRACT       (DEPRECIATION)
DESCRIPTION                                   CURRENCY   (LOCAL CURRENCY)      (US DOLLARS)       (US DOLLARS)      (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Expiring September 20, 2002.................    EUR          (169,000)           $(158,860)         $(166,297)        $(7,437)
                                                                                                                      -------
Net unrealized depreciation.................                                                                          $(7,437)
                                                                                                                      =======

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




6.  SHARES OF BENEFICIAL INTEREST

At June 30, 2002, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2002, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
------------------------------------------------------------------------------
International Opportunities.................................         5.9%
International Value.........................................         5.9
Small Company...............................................        36.5
Capital Growth..............................................        27.3
MidCap Growth...............................................        12.5
High Yield Bond.............................................        51.1

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At June 30, 2002, there were no loans outstanding under this Agreement. For the six months ended June 30, 2002, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE      AVERAGE
                                                                AMOUNT       INTEREST
PORTFOLIO                                                     OUTSTANDING      RATE
-------------------------------------------------------------------------------------
International Opportunities.................................    $ 6,186        2.25%
Focused Equities............................................     30,038        2.22

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2002, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF      MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES     OF COLLATERAL
--------------------------------------------------------------------------------------------------
Focused Equities............................................     $3,636,043          $3,763,021
Small Company...............................................      1,504,573           1,555,726
21st Century................................................        383,126             384,740
Growth......................................................      4,900,453           4,934,363
Value.......................................................         47,168              51,368
Asset Allocation............................................        386,033             400,532
High Yield Bond.............................................      2,490,811           2,732,060

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


9.  INCOME TAXES

At June 30, 2002, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) of investments for each Portfolio were as follows:

                                                                                                                   NET TAX
                                                                                                                  UNREALIZED
                                                                                   GROSS TAX      GROSS TAX     APPRECIATION/
                                                            COST OF INVESTMENTS    UNREALIZED     UNREALIZED    (DEPRECIATION)
PORTFOLIO                                                    FOR TAX PURPOSES     APPRECIATION   DEPRECIATION   OF INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
International Opportunities...............................
                                                               $ 10,626,123       $ 1,974,306    $  (122,901)    $ 1,851,405
International Value.......................................
                                                                 22,768,534           950,499     (2,509,851)     (1,559,352)
Focused Equities..........................................
                                                                107,886,085        18,039,133     (3,296,871)     14,742,262
Small Company.............................................
                                                                 16,973,381         1,445,565     (2,064,766)       (619,201)
21st Century..............................................
                                                                  5,201,780           574,337        (41,755)        532,582
Growth....................................................
                                                                 68,333,448        11,188,215     (1,834,477)      9,353,738
Capital Growth............................................
                                                                 14,306,994           822,835       (861,070)        (38,235)
MidCap Growth.............................................
                                                                  8,341,995           189,373     (1,609,283)     (1,419,910)
Value.....................................................
                                                                 16,165,504           830,549       (890,504)        (59,955)
Asset Allocation..........................................
                                                                 12,158,897           181,746       (768,850)       (587,104)
High Yield Bond...........................................
                                                                 30,776,124           833,131     (3,751,664)     (2,918,533)

At December 31, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
PORTFOLIO                                                        2006          2007          2008          2009
-------------------------------------------------------------------------------------------------------------------
International Opportunities.................................   $     --      $     --     $       --    $ 3,416,389
Focused Equities............................................         --            --      5,660,894     23,143,673
21st Century................................................     78,483            --        530,720      2,092,294
Growth......................................................         --            --        262,272     13,884,865
Capital Growth..............................................     36,966       221,488        517,769      1,966,000
MidCap Growth...............................................         --            --             --         57,066
Value.......................................................         --       169,864             --        397,152
Asset Allocation............................................    178,334        74,210             --             --

During the year ended December 31, 2001, the following Portfolios utilized capital losses as follows:

                                                              CAPITAL LOSSES
PORTFOLIO                                                        UTILIZED
----------------------------------------------------------------------------
Asset Allocation............................................      $9,282

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2001, the following Portfolios have elected to defer losses occurring between November 1, 2001 and December 31, 2001 under these rules, as follows:

                                                              CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED         DEFERRED
----------------------------------------------------------------------------------------------
International Opportunities.................................    $  128,810          $ --
International Value.........................................            --           362
Focused Equities............................................     1,767,723            --
Growth......................................................     1,650,207            --
Capital Growth..............................................        36,148            --
Asset Allocation............................................        76,398            --
High Yield Bond.............................................         7,147            --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




10.  COMMITMENTS AND CONTINGENCIES

As of June 30, 2002, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                      UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Lucent Technologies, Inc. ..................................        $35,644
Owens Corning, Inc. ........................................          4,213

11.  SUBSEQUENT EVENT

Nations International Value Portfolio will no longer accept new investments from current or prospective investors after September 30, 2002. Following that date, shares of the Portfolio may only be purchased through reinvestment of distributions.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                       AIM V.I. CAPITAL APPRECIATION FUND

           AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies

          likely to benefit from new or innovative products, services or processes as well as those that have experienced above-

            average long-term growth in earnings and have excellent

                          prospects for future growth.


                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND DEALS WITH CONTINUING MARKET MALAISE


MOST STOCK INDEXES SUSTAINED SIGNIFICANT LOSSES DURING THE REPORTING PERIOD. HOW DID AIM V.I. CAPITAL APPRECIATION FUND PERFORM?

Concerns about corporate ethics, the threat of terrorism, and the Middle East situation negatively affected stock markets and the fund's performance. For the six months ended June 30, 2002, total returns for Series I and Series II shares were -14.18% and -14.29%, respectively. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -20.13% while the Russell 1000 Growth Index returned -20.78%.

   The fund's long-term performance remained solid as illustrated by the chart to the right.

================================================================================

FUND VS. INDEX

Average annual total returns
from 5/5/93 to 6/30/02*

================================================================================

                                  [BAR CHART]

Series I Shares                              9.23%

Lipper Multi-Cap Growth Fund Index           8.40%

*Index return is from 4/30/93-6/30/02

Source: Lipper, Inc.

================================================================================

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite an improving economy, stocks struggled for most of the reporting period. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, and interest rates and inflation were low. However, investors seemed more concerned about several high-profile companies' questionable accounting practices, which were in the spotlight throughout the reporting period. Investors also shied away from stocks because of anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism. As a result, most major market indexes posted negative returns for the reporting period. For example, the S&P 500 returned -13.15%.

   Small-cap stocks fared better than mid- and large-cap stocks, and value stocks outperformed growth stocks by a wide margin. But only mid- and small-cap value stocks had positive returns for the reporting period.

   Materials and consumer staples were the best-performing market sectors, as investors favored more defensive stocks. At the opposite end of the spectrum, information technology and telecommunications were the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

We adhered to our investment strategy, which has produced attractive, long-term returns for investors. The fund seeks to own the stocks of companies with strong earnings growth potential. We continue to emphasize the stocks of companies that we believe have the potential to benefit from new products or services that could enhance the firm's earnings-growth prospects.

   In the difficult market environment, we managed the portfolio as a blend of defensive "core growth" holdings and the stocks of economically sensitive companies. Defensive stocks, such as industrial holdings, may provide downside protection during market sell-offs. The stocks of economically sensitive companies, such as consumer-discretionary firms, may provide upside potential during market rallies.

   At the close of the reporting period, the fund had significant exposure to the information technology, consumer-discretionary, financial, health-care and industrial sectors. Within the industrial sector, the fund benefited from its exposure to

PORTFOLIO COMPOSITION

As of June 30, 2002, based on total net assets

========================================================================================================
TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                          3.0%      1. Semiconductors                            7.3%

 2. Fiserv, Inc.                             2.4       2. Diversified Financial Services            6.6

 3. Lockheed Martin Corp.                    2.3       3. Pharmaceuticals                           6.1

 4. Pfizer Inc.                              1.9       4. Specialty Stores                          4.5

 5. Intuit Inc.                              1.9       5. Semiconductor Equipment                   4.4

 6. American International Group, Inc.       1.8       6. Aerospace & Defense                       4.2

 7. Microchip Technology Inc.                1.6       7. Restaurants                               3.5

 8. Wellpoint Health Networks Inc.           1.6       8. Data Processing Services                  3.5

 9. Analog Devices, Inc.                     1.5       9. Managed Health Care                       3.4

10. Applied Materials, Inc.                  1.4      10. Application Software                      3.4

TOTAL NET ASSETS: $961 MILLION                        TOTAL HOLDINGS: 130

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold a particular security.
========================================================================================================

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

defense-industry stocks, which performed well because of the war on terrorism. Within the health-care sector, the fund's pharmaceutical-industry stocks detracted from performance. Certain firms had drug applications rejected--a development that adversely affected pharmaceutical stocks.

   To enhance diversification, we increased the number of fund holdings from 106 to 130 between the beginning and close of the reporting period. Most of the fund's exposure was to large- and giant-cap stocks. We believe the fund was well positioned in the current market environment.

CAN YOU NAME SOME STOCKS THAT PERFORMED WELL FOR THE FUND?

Lockheed Martin, the world's top defense contractor, makes fighter planes, missiles and other items. With the U.S. government accounting for 80% of its sales, the company is in a favorable position to benefit from the increase in defense spending stemming from the war against terrorism.

   Microchip Technology makes specialized embedded semiconductors for 30,000 customers for use in automotive, computing, consumer, industrial and networking applications. The company's sales have remained strong, and the firm has grown at a faster pace than its competitors. Despite a struggling economy, the company met earnings expectations for the most recent quarters.

   Kohl's, a rapidly expanding mid-priced department store chain, has benefited from recent consumer preference for bargains. The chain offers certain brand-name items at reduced prices that are generally not available at discount stores. The company's sales have grown impressively and it operates 420 stores, up from 354 a year ago.

   Pfizer is the largest U.S. drug maker. While its stock has declined in the short-term, we believe the company has solid long-term prospects. It offers eight different billion-dollar products, including cholesterol-reducing agent Lipitor. The company spends a considerable amount annually on research and development, so its product line has the potential to expand.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies as well as possible reforms in the public accounting industry. Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic growth, remained fairly healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Kenneth A. Zschappel (Lead Manager)
Robert M. Kippes

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02

================================================================================

SERIES I SHARES
Inception (5/5/93)          9.23%
 5 Years                    1.18
 1 Year                   -21.87

SERIES II SHARES
Inception (8/21/01)       -12.62%*

*Because Series II shares have been available for less than a year, total return shown is cumulative total return that has not been annualized.

Past performance cannot guarantee future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

   The performance figures shown here, which represent AIM V.I. Capital Appreciation Fund Series I and Series II shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.

   The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

   The unmanaged Russell 1000 Index represents the performance of the stocks of large capitalization companies. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

   An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

================================================================================
CALENDAR YEAR TOTAL RETURNS (%)                                  SERIES I SHARES
--------------------------------------------------------------------------------
1992     1993    1994    1995    1996    1997    1998    1999    2000     2001
 --     19.49%*  2.50%  35.69%  17.58%  13.50%  19.30%  44.61%  -10.91%  -23.28%
================================================================================

*return is from fund inception 5/5/93

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.00%

ADVERTISING-1.84%

Interpublic Group of Cos., Inc. (The)             155,000    $  3,837,800
-------------------------------------------------------------------------
Lamar Advertising Co.(a)                          311,200      11,579,752
-------------------------------------------------------------------------
Omnicom Group Inc.                                 49,300       2,257,940
=========================================================================
                                                               17,675,492
=========================================================================

AEROSPACE & DEFENSE-4.16%

General Dynamics Corp.                             76,600       8,146,410
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              188,800      10,195,200
-------------------------------------------------------------------------
Lockheed Martin Corp.                             311,200      21,628,400
=========================================================================
                                                               39,970,010
=========================================================================

AIR FREIGHT & LOGISTICS-0.57%

FedEx Corp.                                       102,200       5,457,480
=========================================================================

APPAREL RETAIL-1.87%

Limited Brands                                    311,200       6,628,560
-------------------------------------------------------------------------
Ross Stores, Inc.                                 127,700       5,203,775
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                              311,200       6,102,632
=========================================================================
                                                               17,934,967
=========================================================================

APPLICATION SOFTWARE-3.41%

Electronic Arts Inc.(a)                           169,300      11,182,265
-------------------------------------------------------------------------
Intuit Inc.(a)                                    360,000      17,899,200
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      159,200       3,655,232
=========================================================================
                                                               32,736,697
=========================================================================

BANKS-2.27%

Bank of America Corp.                             103,100       7,254,116
-------------------------------------------------------------------------
Fifth Third Bancorp                               103,700       6,911,605
-------------------------------------------------------------------------
Washington Mutual, Inc.                           207,400       7,696,614
=========================================================================
                                                               21,862,335
=========================================================================

BIOTECHNOLOGY-2.14%

Amgen Inc.(a)                                     244,000      10,218,720
-------------------------------------------------------------------------
Cephalon, Inc.(a)                                  99,900       4,515,480
-------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     164,500       5,831,525
=========================================================================
                                                               20,565,725
=========================================================================

BROADCASTING & CABLE TV-1.08%

Clear Channel Communications, Inc.(a)             104,900       3,358,898
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     78,500       2,048,850
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          157,200       4,936,080
=========================================================================
                                                               10,343,828
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE


BUILDING PRODUCTS-0.59%

Masco Corp.                                       210,300    $  5,701,233
=========================================================================

CASINOS & GAMBLING-0.36%

MGM Mirage(a)                                     102,700       3,466,125
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.97%

CDW Computer Centers, Inc.(a)                     200,100       9,366,681
=========================================================================

COMPUTER HARDWARE-1.13%

Dell Computer Corp.(a)                            414,900      10,845,486
=========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.64%

Deere & Co.                                       127,700       6,116,830
=========================================================================

CONSUMER FINANCE-1.34%

Capital One Financial Corp.                       142,900       8,724,045
-------------------------------------------------------------------------
MBNA Corp.                                        126,700       4,189,969
=========================================================================
                                                               12,914,014
=========================================================================

DATA PROCESSING SERVICES-3.52%

Concord EFS, Inc.(a)                              148,100       4,463,734
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                   622,312      22,845,073
-------------------------------------------------------------------------
Paychex, Inc.                                     206,818       6,471,335
=========================================================================
                                                               33,780,142
=========================================================================

DEPARTMENT STORES-1.26%

Kohl's Corp.(a)                                   172,200      12,067,776
=========================================================================

DIVERSIFIED CHEMICALS-0.38%

Eastman Chemical Co.                               78,100       3,662,890
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.58%

Citigroup Inc.                                    183,300       7,102,875
-------------------------------------------------------------------------
Fannie Mae                                         76,600       5,649,250
-------------------------------------------------------------------------
Freddie Mac                                        81,900       5,012,280
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   129,700       9,513,495
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         274,700      11,125,350
-------------------------------------------------------------------------
Moody's Corp.                                     155,400       7,731,150
-------------------------------------------------------------------------
Morgan Stanley                                    273,300      11,773,764
-------------------------------------------------------------------------
SLM Corp.                                          27,300       2,645,370
-------------------------------------------------------------------------
State Street Corp.                                 60,100       2,686,470
=========================================================================
                                                               63,240,004
=========================================================================

DRUG RETAIL-0.83%

Walgreen Co.                                      207,400       8,011,862
=========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                MARKET
                                                 SHARES         VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.87%

Emerson Electric Co.                               76,600    $  4,098,866
-------------------------------------------------------------------------
Molex Inc.                                        127,600       4,278,428
=========================================================================
                                                                8,377,294
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.21%

Celestica Inc. (Canada)(a)                        311,200       7,067,352
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   207,400       4,562,800
=========================================================================
                                                               11,630,152
=========================================================================

EMPLOYMENT SERVICES-0.38%

Robert Half International Inc.(a)                 155,600       3,625,480
=========================================================================

FOOD DISTRIBUTORS-0.37%

Sysco Corp.                                       129,700       3,530,434
=========================================================================

GENERAL MERCHANDISE STORES-1.85%

Family Dollar Stores, Inc.                        181,500       6,397,875
-------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             207,400      11,409,074
=========================================================================
                                                               17,806,949
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.16%

Cardinal Health, Inc.                             181,500      11,145,915
=========================================================================

HEALTH CARE EQUIPMENT-2.33%

Biomet, Inc.(a)                                   414,925      11,252,766
-------------------------------------------------------------------------
Medtronic, Inc.                                   259,300      11,111,005
=========================================================================
                                                               22,363,771
=========================================================================

HEALTH CARE FACILITIES-2.13%

HCA Inc.                                          138,300       6,569,250
-------------------------------------------------------------------------
Health Management Associates, Inc.- Class
  A(a)                                            323,200       6,512,480
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         103,700       7,419,735
=========================================================================
                                                               20,501,465
=========================================================================

HOME IMPROVEMENT RETAIL-1.67%

Home Depot, Inc. (The)                            181,500       6,666,495
-------------------------------------------------------------------------
Lowe's Cos., Inc.                                 207,400       9,415,960
=========================================================================
                                                               16,082,455
=========================================================================

HOMEBUILDING-1.80%

Centex Corp.                                       60,800       3,513,632
-------------------------------------------------------------------------
D.R. Horton, Inc.                                 122,600       3,191,278
-------------------------------------------------------------------------
Lennar Corp.                                       60,500       3,702,600
-------------------------------------------------------------------------
NVR, Inc.(a)                                       10,200       3,294,600
-------------------------------------------------------------------------
Pulte Homes, Inc.                                  62,000       3,563,760
=========================================================================
                                                               17,265,870
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.45%

Hilton Hotels Corp.                               311,200       4,325,680
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE


HOUSEHOLD APPLIANCES-0.45%

Maytag Corp.                                      101,500    $  4,328,975
=========================================================================

HOUSEHOLD PRODUCTS-0.95%

Procter & Gamble Co. (The)                        102,200       9,126,460
=========================================================================

HOUSEWARES & SPECIALTIES-0.53%

Newell Rubbermaid Inc.                            145,800       5,111,748
=========================================================================

INDUSTRIAL MACHINERY-1.10%

Danaher Corp.                                      51,100       3,390,485
-------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               76,600       3,497,556
-------------------------------------------------------------------------
Parker-Hannifin Corp.                              76,600       3,660,714
=========================================================================
                                                               10,548,755
=========================================================================

INTEGRATED OIL & GAS-0.40%

Exxon Mobil Corp.                                  94,000       3,846,480
=========================================================================

INTERNET RETAIL-0.66%

eBay Inc.(a)                                      102,200       6,297,564
=========================================================================

IT CONSULTING & SERVICES-2.20%

Accenture Ltd.-Class A (Bermuda)(a)               155,600       2,956,400
-------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      20,800         987,584
-------------------------------------------------------------------------
Computer Sciences Corp.(a)                        129,700       6,199,660
-------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      414,900      10,986,552
=========================================================================
                                                               21,130,196
=========================================================================

LIFE & HEALTH INSURANCE-0.66%

AFLAC Inc.                                        197,100       6,307,200
=========================================================================

MANAGED HEALTH CARE-3.42%

Caremark Rx, Inc.(a)                              518,600       8,556,900
-------------------------------------------------------------------------
UnitedHealth Group Inc.                           103,700       9,493,735
-------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 191,000      14,861,710
=========================================================================
                                                               32,912,345
=========================================================================

MOTORCYCLE MANUFACTURERS-0.97%

Harley-Davidson, Inc.                             181,500       9,305,505
=========================================================================

MULTI-LINE INSURANCE-1.79%

American International Group, Inc.                252,800      17,248,544
=========================================================================

NETWORKING EQUIPMENT-1.21%

Cisco Systems, Inc.(a)                            834,800      11,645,460
=========================================================================

OIL & GAS DRILLING-0.79%

Nabors Industries, Ltd. (Bermuda)(a)              102,900       3,616,935
-------------------------------------------------------------------------
Transocean Inc.                                   126,800       3,949,820
=========================================================================
                                                                7,566,755
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.34%

Weatherford International Ltd. (Bermuda)(a)        76,100       3,287,520
=========================================================================

PERSONAL PRODUCTS-0.74%

Estee Lauder Cos. Inc. (The)-Class A              103,000       3,625,600
-------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
PERSONAL PRODUCTS-(CONTINUED)

Gillette Co. (The)                                103,700    $  3,512,319
=========================================================================
                                                                7,137,919
=========================================================================

PHARMACEUTICALS-6.05%

Biovail Corp. (Canada)(a)                          98,900       2,864,144
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      155,600      11,016,480
-------------------------------------------------------------------------
Johnson & Johnson                                  73,000       3,814,980
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           207,400       8,868,424
-------------------------------------------------------------------------
Pfizer Inc.                                       518,600      18,151,000
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        139,500       9,315,810
-------------------------------------------------------------------------
Wyeth                                              79,600       4,075,520
=========================================================================
                                                               58,106,358
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.54%

ACE Ltd. (Bermuda)                                260,300       8,225,480
-------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  77,800       6,589,660
=========================================================================
                                                               14,815,140
=========================================================================

RESTAURANTS-3.54%

Brinker International, Inc.(a)                    279,500       8,874,125
-------------------------------------------------------------------------
Darden Restaurants, Inc.                          232,300       5,737,810
-------------------------------------------------------------------------
McDonald's Corp.                                  129,700       3,689,965
-------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                       177,100       6,216,210
-------------------------------------------------------------------------
Wendy's International, Inc.                       107,700       4,289,691
-------------------------------------------------------------------------
Yum! Brands, Inc.(a)                              177,600       5,194,800
=========================================================================
                                                               34,002,601
=========================================================================

SEMICONDUCTOR EQUIPMENT-4.39%

Applied Materials, Inc.(a)                        698,800      13,291,176
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               180,400       7,935,796
-------------------------------------------------------------------------
Lam Research Corp.(a)                             259,300       4,662,214
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         274,700       9,339,800
-------------------------------------------------------------------------
Teradyne, Inc.(a)                                 297,900       7,000,650
=========================================================================
                                                               42,229,636
=========================================================================

SEMICONDUCTORS-7.30%

Altera Corp.(a)                                   414,900       5,642,640
-------------------------------------------------------------------------
Analog Devices, Inc.(a)                           483,100      14,348,070
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE

SEMICONDUCTORS-(CONTINUED)

Integrated Device Technology, Inc.(a)             279,500    $  5,070,130
-------------------------------------------------------------------------
Intel Corp.                                       363,000       6,632,010
-------------------------------------------------------------------------
Linear Technology Corp.                           258,400       8,121,512
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                149,100       5,715,003
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                      548,225      15,037,812
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                        259,300       5,243,046
-------------------------------------------------------------------------
Texas Instruments Inc.                            181,000       4,289,700
=========================================================================
                                                               70,099,923
=========================================================================

SOFT DRINKS-0.90%

Coca-Cola Co. (The)                               154,100       8,629,600
=========================================================================

SPECIALTY STORES-4.54%

AutoZone, Inc.(a)                                 102,200       7,900,060
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         311,200      11,744,688
-------------------------------------------------------------------------
Borders Group, Inc.(a)                            209,000       3,845,600
-------------------------------------------------------------------------
Circuit City Stores, Inc.-CarMax Group(a)         155,000       3,355,750
-------------------------------------------------------------------------
Office Depot, Inc.(a)                             414,900       6,970,320
-------------------------------------------------------------------------
Staples, Inc.(a)                                  496,500       9,781,050
=========================================================================
                                                               43,597,468
=========================================================================

SYSTEMS SOFTWARE-2.95%

Microsoft Corp.(a)                                519,000      28,389,300
=========================================================================

TOBACCO-0.42%

Philip Morris Cos. Inc.                            92,300       4,031,664
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $907,042,269)                           932,078,158
=========================================================================

MONEY MARKET FUNDS-2.29%

STIC Liquid Assets Portfolio(b)                10,996,513      10,996,513
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        10,996,513      10,996,513
=========================================================================
    Total Money Market Funds (Cost
      $21,993,026)                                             21,993,026
=========================================================================
TOTAL INVESTMENTS-99.29% (Cost $929,035,295)                  954,071,184
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.71%                             6,804,981
=========================================================================
NET ASSETS-100.00%                                           $960,876,165
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.


See Notes to Financial Statements.


                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $929,035,295)                                $954,071,184
-----------------------------------------------------------
Receivables for:
  Investments sold                               10,629,441
-----------------------------------------------------------
  Fund shares sold                                  309,245
-----------------------------------------------------------
  Dividends and interest                            419,433
-----------------------------------------------------------
Investment for deferred compensation plan            54,892
-----------------------------------------------------------
Other assets                                         23,168
===========================================================
    Total assets                                965,507,363
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,510,196
-----------------------------------------------------------
  Fund shares reacquired                          1,437,235
-----------------------------------------------------------
  Deferred compensation plan                         54,892
-----------------------------------------------------------
Accrued administrative services fees                523,292
-----------------------------------------------------------
Accrued distribution fees -- Series II               10,496
-----------------------------------------------------------
Accrued transfer agent fees                           3,774
-----------------------------------------------------------
Accrued operating expenses                           91,313
===========================================================
    Total liabilities                             4,631,198
===========================================================
Net assets applicable to shares outstanding    $960,876,165
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                       $949,409,704
___________________________________________________________
===========================================================
Series II                                      $ 11,466,461
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                         50,945,509
___________________________________________________________
===========================================================
Series II                                           616,594
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                    $      18.64
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                    $      18.60
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $12,203)                                 $   2,560,744
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             356,171
-----------------------------------------------------------
Interest                                                114
===========================================================
    Total investment income                       2,917,029
===========================================================

EXPENSES:

Advisory fees                                     3,349,036
-----------------------------------------------------------
Administrative services fees                      1,155,781
-----------------------------------------------------------
Custodian fees                                       52,958
-----------------------------------------------------------
Distribution fees -- Series II                        9,178
-----------------------------------------------------------
Transfer agent fees                                  29,840
-----------------------------------------------------------
Trustees' fees                                        7,372
-----------------------------------------------------------
Other                                                43,451
===========================================================
    Total expenses                                4,647,616
===========================================================
Less: Fees waived                                    (3,842)
===========================================================
    Net expenses                                  4,643,774
===========================================================
Net investment income (loss)                     (1,726,745)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                   (103,221,537)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (58,590,754)
===========================================================
Net gain (loss) from investment securities     (161,812,291)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(163,539,036)
___________________________________________________________
===========================================================

See Notes to Financial Statements.


                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2002              2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (1,726,745)   $   (2,701,518)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (103,221,537)     (228,295,601)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (58,590,754)     (130,556,561)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (163,539,036)     (361,553,680)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                --       (93,353,689)
----------------------------------------------------------------------------------------------
  Series II                                                               --          (235,797)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       (48,673,651)       81,141,922
----------------------------------------------------------------------------------------------
  Series II                                                        9,325,029         3,556,366
==============================================================================================
    Net increase (decrease) in net assets                       (202,887,658)     (370,444,878)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,163,763,823     1,534,208,701
==============================================================================================
  End of period                                               $  960,876,165    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,305,549,391    $1,344,898,013
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (1,800,378)          (73,633)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (367,908,738)     (264,687,201)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            25,035,890        83,626,644
==============================================================================================
                                                              $  960,876,165    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating life insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $254,717,808 as of December 31, 2001 which may be carried forward to offset future gains, if any, which expires, if not previously utilized, in the year 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. All other expenses are allocated among the classes based on relative net assets.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $3,842.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2002, the Fund paid AIM $1,155,781 of which AIM retained $84,538 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $25,558 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the six months ended June 30, 2002, the Series II shares paid AIM Distributors $9,178 as compensation under the Plan.

  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $2,148 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001           2000
                                   -----------    -----------
Distributions paid from:
  Ordinary income                  $        --    $10,248,473
-------------------------------------------------------------
  Long-term capital gain            93,589,486     31,496,424
=============================================================
                                   $93,589,486    $41,744,897
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      (254,717,808)
-----------------------------------------------------------
Unrealized appreciation                          73,583,618
===========================================================
                                              $(181,134,190)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts and other deferrals.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $434,792,587 and $482,409,640, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 137,448,020
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (113,855,062)
===========================================================
Net unrealized appreciation of investment
  securities                                  $  23,592,958
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $930,478,226.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2002                DECEMBER 31, 2001
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Series I                                                     5,036,147    $ 105,555,236     11,408,354    $ 289,501,205
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     464,819        9,542,668        154,482        3,376,463
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --               --      4,384,861       93,353,689
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                          --               --         11,086          235,797
=========================================================================================================================
Reacquired:
  Series I                                                    (7,514,381)    (154,228,887)   (12,117,352)    (301,712,972)
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (10,799)        (217,639)        (2,994)         (55,894)
=========================================================================================================================
                                                              (2,024,214)   $ (39,348,622)     3,838,437    $  84,698,288
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Series II shares commenced sales on August 21, 2001.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                    SERIES I
                                                  ----------------------------------------------------------------------------
                                                  SIX MONTHS                              YEAR ENDED
                                                    ENDED                                DECEMBER 31,
                                                  JUNE 30,      --------------------------------------------------------------
                                                    2002           2001          2000          1999         1998        1997
                                                  ----------    ----------    ----------    ----------    --------    --------
Net asset value, beginning of period               $  21.72     $    30.84    $    35.58    $    25.20    $  21.75    $  19.43
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.03)(a)      (0.05)(a)     (0.05)        (0.02)       0.02        0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (3.05)         (7.17)        (3.79)        11.17        4.12        2.58
==============================================================================================================================
    Total from investment operations                  (3.08)         (7.22)        (3.84)        11.15        4.14        2.61
==============================================================================================================================
Less distributions:
  Dividends from net investment income                   --             --            --         (0.02)      (0.04)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --          (1.90)        (0.90)        (0.75)      (0.65)      (0.27)
==============================================================================================================================
    Total distributions                                  --          (1.90)        (0.90)        (0.77)      (0.69)      (0.29)
==============================================================================================================================
Net asset value, end of period                     $  18.64     $    21.72    $    30.84    $    35.58    $  25.20    $  21.75
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                      (14.18)%       (23.28)%      (10.91)%       44.61%      19.30%      13.51%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $949,410     $1,160,236    $1,534,209    $1,131,217    $647,248    $522,642
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                0.85%(c)       0.85%         0.82%         0.73%       0.67%       0.68%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  (0.31)%(c)     (0.22)%       (0.17)%       (0.06)%      0.11%       0.18%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                  41%            65%           98%           65%         83%         65%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total Returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $1,095,443,770.

                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                              SERIES II
                                                                -------------------------------------
                                                                                 AUGUST 21, 2001
                                                                SIX MONTHS         (DATE SALES
                                                                  ENDED           COMMENCED) TO
                                                                 JUNE 30,          DECEMBER 31,
                                                                   2002                2001
                                                                ----------    -----------------------
Net asset value, beginning of period                             $ 21.70              $23.19
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.06)(a)           (0.04)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.04)               0.45
=====================================================================================================
    Total from investment operations                               (3.10)               0.41
=====================================================================================================
Less distributions from net realized gains                            --               (1.90)
=====================================================================================================
Net asset value, end of period                                   $ 18.60              $21.70
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                   (14.29)%              1.94%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $11,466              $3,527
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                             1.10%(c)            1.09%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets        (0.56)%(c)          (0.46)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                               41%                 65%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $7,403,118.
(d)  Annualized.

                       AIM V.I. CAPITAL APPRECIATION FUND

AS OF JUNE 30, 2002

BOARD OF TRUSTEES                   OFFICERS                                     OFFICE OF THE FUND

Robert H. Graham                    Robert H. Graham                             11 Greenway Plaza
                                    Chairman and President                       Suite 100
Frank S. Bayley                                                                  Houston, TX 77046
                                    Carol F. Relihan
Bruce L. Crockett                   Senior Vice President and Secretary          INVESTMENT ADVISOR

Albert R. Dowden                    Gary T. Crum                                 A I M Advisors, Inc.
                                    Senior Vice President                        11 Greenway Plaza
Edward K. Dunn, Jr.                                                              Suite 100
                                    Dana R. Sutton                               Houston, TX 77046
Jack M. Fields                      Vice President and Treasurer
                                                                                 TRANSFER AGENT
Carl Frischling                     Robert G. Alley
                                    Vice President                               A I M Fund Services, Inc.
Prema Mathai-Davis                                                               P.O. Box 4739
                                    Stuart W. Coco                               Houston, TX 77210-4739
Lewis F. Pennock                    Vice President
                                                                                 CUSTODIAN
Ruth H. Quigley                     Melville B. Cox
                                    Vice President                               State Street Bank and Trust Company
Louis S. Sklar                                                                   225 Franklin Street
                                    Karen Dunn Kelley                            Boston, MA 02110
                                    Vice President
                                                                                 COUNSEL TO THE FUNDS
                                    Edgar M. Larsen
                                    Vice President                               Foley & Lardner
                                                                                 3000 K N.W., Suite 500
                                                                                 Washington, D.C. 20007

                                                                                 COUNSEL TO THE TRUSTEES

                                                                                 Kramer, Levin, Naftalis & Frankel LLP
                                                                                 919 Third Avenue
                                                                                 New York, NY 10022

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                        SEMIANNUAL REPORT / JUNE 30, 2002

                            AIM V.I. HIGH YIELD FUND

            AIM V.I. High Yield Fund is for shareholders who seek a

            high level of current income. the fund seeks to meet its

          investment objectives by investing in a portfolio consisting primarily of high-yielding, lower rated bonds.


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                            AIM V.I. HIGH YIELD FUND

FUND WEATHERS VOLATILE MARKET CONDITIONS

HOW DID AIM V.I. HIGH YIELD FUND PERFORM DURING THE YEAR?

The high yield bond market provided mixed returns for the first six months of 2002. While there were some bright spots for the asset class, high yield bonds with their equity-like characteristics had to endure volatile stock market conditions. Indeed, as investor concern over corporate accounting irregularities deepened, high yield securities were hard hit. Given this environment, Series I shares posted a return of -6.97% for the six-month period ended June 30, 2002. The Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index returned -5.21% and -4.84%, respectively, for the same period.

HOW DID THE HIGH YIELD MARKET FARE?

In January, the high yield market posted positive returns as the outlook for corporate profits seemed promising. March and April were also positive as investors sought yields they could not find in other markets. For the remainder of the period, however, the high yield market--along with most equity markets--was unsettled by corporate accounting irregularities. However, while this spate of disquieting news has disrupted markets, it could in the future be a reason for investors to be more confident about corporate America. Corporate governance should improve as company management, accounting firms and regulators redouble their efforts to ensure clarity, transparency and integrity of financial statements.

   While returns in the high yield market as a whole declined, particularly in June, large losses were concentrated in a few sectors. To be sure, the communications sector--which is a large percentage of the high yield market and includes wire line and wireless--declined nearly 31% for the first six months of 2002. The wireless industry alone plummeted nearly 44%. The fund's wireless exposure hurt returns but fortunately our concerted effort to be more widely diversified helped avoid some of the real downdraft in the industry.

   Beyond wireless, however, many other areas continued to do quite well including textile/apparel, up 36%; capital goods, up 11% and aerospace, up 11%. Once again, our efforts toward diversification combined with good credit selection allowed us to participate in many of the better-performing areas of the market.

WHAT OTHER FACTORS INFLUENCED HIGH YIELD BONDS?

One unfortunate industry trend is the increase in defaults. Keep in mind, however, that defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. For example, bonds listed as defaulted in 2001 (a year of high defaults) actually began trading at low levels as much as a few years earlier. By the time they were listed as defaults in 2001, they didn't have far to fall in price and had little impact on return that year.

   On a positive note, the market continues to have a good flow of new issuance. And this new issuance has generally been of better credit-quality and from a wider range of industries than what we saw in the late 1990s. Given the higher quality of new credits, yields on new issues may be lower, but the implications for future preservation of principal is positive.

   Yields are also quite attractive. Indeed, spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) widened by nearly 200 basis points over the last two months of the reporting period. This could encourage investors seeking yields no longer available on other investments to consider the high yield market.

HOW DID YOU MANAGE THE FUND?

Over the last year or so, we have substantially repositioned the fund to try to lessen risk and increase diversification--steps that helped the fund avoid some of the downside of the current market slump. Specifically, we enhanced our diversifica-

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

==========================================================================================
TOP 10 ISSUERS                                  TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------
 1. Schuler Homes, Inc.               1.2%   1. Broadcasting & Cable TV              12.5%

 2. Hanger Orthopedic Group, Inc.     1.2    2. Casinos & Gambling                    4.3

 3. Mission Energy Holding Co.        1.2    3. Wireless Telecommunications Services  3.9

 4. Frontier Oil Corp.                1.1    4. Hotels, Resorts and Cruise Lines      3.5

 5. Elizabeth Arden, Inc.             1.1    5. Homebuilding                          3.4

 6. Pride International, Inc.         1.0    6. Health Care Facilities                3.3

 7. Western Gas Resources, Inc.       1.0    7. Electric Utilities                    3.2

 8. Intrawest Corp. (Canada)          1.0    8. Specialty Stores                      3.1

 9. Dunlop Standard Aerospace                9. Oil & Gas Exploration & Production    2.7
    Holdings PLC (United Kingdom)     1.0

10. Allied Waste North America Inc.   1.0   10. Real Estate Investment Trusts         2.3

TOTAL NET ASSETS: $26.6 MILLION             TOTAL HOLDINGS: 226

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================

                            AIM V.I. HIGH YIELD FUND

tion efforts by adding names across various industries. And we increased the credit quality and liquidity of the fund by adding more BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three securities--the first two companies performed well; the last one has come under pressure lately but we still find it attractive.

   Intrawest Corp. develops and operates village-centered mountain, beach and golf resorts. As such, the company has benefited from demographic trends favoring resort development leading to strong demand for recent projects and strong cash flow from existing developments.

   Dunlop Standard Aerospace Holdings is a leading international supplier of parts and services to the aerospace industry. The company has benefited from its exposure to the relatively stable regional jet market. The company has focused on debt reduction which has led to improvements in the credit quality of its bonds.

   Charter Communications Holdings, one of the largest issuers in the high yield market, is the fourth largest cable television system operator in the United States. Charter's bonds declined during the period as the impact of accounting and corporate governance issues emerged at other cable companies. This pressured bonds of all cable television providers. Nevertheless, Charter continues to experience strong growth in digital subscribers, leading to continued support for the company's credit quality.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

The U.S. economy appeared to be showing signs of recovery and typically when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies. But investors seemed to ignore economic conditions and instead focused on corporate accounting concerns. Indeed, sentiment does play a heady role in the high yield market, as it does for the economy and equity markets, so it is important for investors to feel more upbeat about the creditworthiness of the market before the market can rally.

   However, an improvement of corporate oversight by boards of directors and regulators combined with a rebound in the economy could also spark interest in the high yield market. With yields at attractive levels--above those available in the investment-grade corporate market--we continue to believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02

================================================================================

SERIES I SHARES
Inception (5/1/98)         -7.25%
 1 Year                    -7.85

SERIES II SHARES
Inception (3/26/02)        -6.45%*

* BECAUSE SERIES II SHARES HAVE BEEN AVAILABLE FOR LESS THAN A YEAR, TOTAL RETURN SHOWN IS CUMULATIVE TOTAL RETURN THAT HAS NOT BEEN ANNUALIZED.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

PORTFOLIO MANAGEMENT TEAM

CAROLYN L. GIBBS
PETER EHRET
ROBERT G. ALLEY
JAN H. FRIEDLI
CRAIG A. SMITH

--------------------------------------------------------------------------------
AIM V.I. HIGH YIELD FUND IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME. THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVES BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF HIGH-YIELDING, LOWER RATED BONDS.

   THE PERFORMANCE FIGURES SHOWN HERE, WHICH REPRESENT AIM V.I. HIGH YIELD FUND SERIES I AND SERIES II SHARES, ARE NOT INTENDED TO REFLECT ACTUAL ANNUITY VALUES. THEY DO NOT REFLECT CHARGES AT THE SEPARATE-ACCOUNT LEVEL, AND THESE CHARGES WOULD LOWER THE TOTAL RETURN. THE FUND'S PERFORMANCE FIGURES ARE HISTORICAL, AND THEY REFLECT FUND EXPENSES, THE REINVESTMENT OF DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   GOVERNMENT SECURITIES (SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS) OFFER A HIGH DEGREE OF SAFETY, AND THEY GUARANTEE THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST IF HELD TO MATURITY. FUND SHARES ARE NOT INSURED, AND THEIR VALUE WILL VARY WITH MARKET CONDITIONS.

   THE FUND INVESTS IN HIGHER YIELDING, LOWER RATED CORPORATE BONDS, COMMONLY KNOWN AS JUNK BONDS, WHICH HAVE A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL THAN DO U.S. GOVERNMENT SECURITIES (SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS), FOR WHICH THE GOVERNMENT GUARANTEES THE REPAYMENT OF PRINCIPAL AND INTEREST IF HELD TO MATURITY.

   THE UNMANAGED LEHMAN HIGH YIELD BOND INDEX, WHICH REPRESENTS THE PERFORMANCE OF NON-INVESTMENT-GRADE DEBT SECURITIES, IS COMPILED BY LEHMAN BROTHERS, A WELL-KNOWN GLOBAL INVESTMENT FIRM.

   THE UNMANAGED LIPPER HIGH YIELD BOND FUND INDEX REPRESENTS AN AVERAGE OF THE PERFORMANCE OF THE 30 LARGEST HIGH YIELD FUNDS TRACKED BY LIPPER, INC., AN INDEPENDENT MUTUAL FUND PERFORMANCE MONITOR.

   AN INVESTMENT CANNOT BE MADE IN AN INDEX. UNLESS OTHERWISE INDICATED, INDEX RESULTS INCLUDE REINVESTED DIVIDENDS, AND THEY DO NOT INCLUDE SALES CHARGES OR FUND EXPENSES.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE
BONDS & NOTES-93.64%

AEROSPACE & DEFENSE-1.15%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $250,000     $   264,375
-----------------------------------------------------------------------
Sequa Corp.-Class A, Sr. Unsec. Notes, 9.00%,
  08/01/09                                       40,000          40,200
=======================================================================
                                                                304,575
=======================================================================

AIRLINES-0.81%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               95,000          71,725
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                        160,000         143,600
=======================================================================
                                                                215,325
=======================================================================

ALTERNATIVE CARRIERS-0.43%

GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)       130,000             325
-----------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09(b)              350,000         113,750
=======================================================================
                                                                114,075
=======================================================================

ALUMINUM-0.56%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(c)                            150,000         149,250
=======================================================================

APPAREL RETAIL-1.37%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              200,000         211,000
-----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                      150,000         151,875
=======================================================================
                                                                362,875
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.72%

Perry Ellis International, Inc., Sr. Sec.
  Notes, 9.50%, 03/15/09 (Acquired 03/15/02;
  Cost $39,010)(d)                               40,000          41,000
-----------------------------------------------------------------------
Russell Corp., Sr. Notes, 9.25%, 05/01/10(c)     60,000          61,950
-----------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                   80,000          87,600
=======================================================================
                                                                190,550
=======================================================================

AUTO PARTS & EQUIPMENT-0.92%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08             150,000         158,250
-----------------------------------------------------------------------
Dura Operating Corp., Sr. Notes, 8.63%,
  04/15/12(c)                                    10,000          10,100
-----------------------------------------------------------------------
Intermet Corp., Sr. Notes, 9.75%, 06/15/09(c)    75,000          75,375
=======================================================================
                                                                243,725
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE


BANKS-0.34%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $ 90,000     $    89,550
=======================================================================

BROADCASTING & CABLE TV-11.95%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      225,000         228,375
-----------------------------------------------------------------------
Adelphia Communications Corp.
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(b)                                   140,000          58,100
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)         195,000          80,925
-----------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                              175,000         193,375
-----------------------------------------------------------------------
American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Notes, 10.25%, 05/01/09           150,000         158,250
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09       190,000         133,950
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        60,000          42,300
-----------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)    140,000          67,900
-----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07    200,000         181,000
-----------------------------------------------------------------------
Corus Entertainment Inc. (Canada), Sr. Unsec.
  Sub. Notes, 8.75%, 03/01/12                   100,000         101,500
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                70,000          56,350
-----------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                               95,000          90,725
-----------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(a)                    104,060         111,214
-----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                              190,000         178,600
-----------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                    180,000          49,050
-----------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  8.38%, 03/01/08(a)                            175,000         165,375
-----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                      240,000         211,200
-----------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             525,000         191,625
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        320,000         169,600
-----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                   135,000         135,675
-----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11   190,000         197,600
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11             $ 95,000     $    95,950
-----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09               90,000          93,375
-----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(b)                           210,000          31,500
-----------------------------------------------------------------------
  11.50%, 02/01/10(b)                           150,000          22,500
-----------------------------------------------------------------------
Young Broadcasting Inc.
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 01/15/06                                75,000          73,313
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.50%, 12/15/08(c)           55,000          55,000
=======================================================================
                                                              3,174,327
=======================================================================

BUILDING PRODUCTS-2.13%

Associated Materials Inc., Sr. Unsec. Sub.
  Notes, 9.75%, 04/15/12(c)                      40,000          41,400
-----------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                   70,000          70,700
-----------------------------------------------------------------------
Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                              235,000         231,475
-----------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       215,000         221,450
=======================================================================
                                                                565,025
=======================================================================

CASINOS & GAMBLING-4.31%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       220,000         236,500
-----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09        115,000         121,325
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.75%, 04/15/12(c)            125,000         125,625
-----------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                              150,000         158,250
-----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                       166,000         181,770
-----------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                       105,000         113,663
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Sub.
  Notes, 8.00%, 04/01/12(c)                      40,000          40,200
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                        100,000          97,750
-----------------------------------------------------------------------
Resort at Summerlin LP-Series B, Sr. Sub.
  Notes, 13.00%, 12/15/07(b)                    608,000               6
-----------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10(c)                     70,000          70,875
=======================================================================
                                                              1,145,964
=======================================================================

COMMODITY CHEMICALS-0.38%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                        45,000          46,350
-----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                55,000          55,730
=======================================================================
                                                                102,080
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE


CONSTRUCTION & ENGINEERING-0.78%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                 $220,000     $   206,800
=======================================================================

CONSTRUCTION MATERIALS-0.73%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                       200,000         195,000
=======================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.58%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                               150,000         154,500
=======================================================================

DISTILLERS & VINTNERS-0.78%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       200,000         208,000
=======================================================================

DISTRIBUTORS-0.14%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                35,000          36,575
=======================================================================

DIVERSIFIED CHEMICALS-1.09%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08       110,000         105,600
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Notes, 9.88%,
  03/01/09(c)                                    75,000          75,375
-----------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08(c)                  55,000          56,375
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    50,000          51,750
=======================================================================
                                                                289,100
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.74%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                  190,000         197,600
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.53%

LBI Media Inc., Sr. Sub. Notes, 10.13%,
  07/15/02(c)                                   140,000         140,000
=======================================================================

DRUG RETAIL-0.67%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                               250,000         178,750
=======================================================================

ELECTRIC UTILITIES-3.18%

AES Corp. (The),
  Sr. Unsec. Notes, 8.75%, 06/15/08             115,000          73,025
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 06/01/09              60,000          39,900
-----------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes, 7.38%,
    06/15/03                                     50,000          42,250
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                      185,000         124,875
-----------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                      200,000         133,000
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                               160,000         125,600
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              305,000         306,525
=======================================================================
                                                                845,175
=======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.91%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                     $125,000     $   131,875
-----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                  140,000         110,600
=======================================================================
                                                                242,475
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.65%

Fisher Scientific International Inc., Sr.
  Sub. Notes, 8.13%, 05/01/12(c)                 80,000          80,200
-----------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                      100,000          91,500
=======================================================================
                                                                171,700
=======================================================================

EMPLOYMENT SERVICES-0.50%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       190,000         133,950
=======================================================================

ENVIRONMENTAL SERVICES-0.97%

Allied Waste North America Inc.-Series B, Sr.
  Gtd. Sub. Notes, 8.50%, 12/01/08              150,000         148,125
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
    08/01/09                                    110,000         109,175
=======================================================================
                                                                257,300
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.00%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                       150,000         162,000
-----------------------------------------------------------------------
Scotts Co. (The)-Class A, Sr. Sub. Notes,
  8.63%, 01/15/09 (Acquired 02/01/02; Cost
  $102,500)(d)                                  100,000         103,500
=======================================================================
                                                                265,500
=======================================================================

FOOD DISTRIBUTORS-1.29%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                  200,000         202,000
-----------------------------------------------------------------------
Roundy's Inc., Sr. Sub. Notes, 8.88%,
  06/15/12(c)                                   140,000         139,650
=======================================================================
                                                                341,650
=======================================================================

FOOD RETAIL-0.58%

Pathmark Stores, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.75%, 02/01/12                        150,000         153,000
=======================================================================

FOREST PRODUCTS-1.32%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                       100,000         109,500
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      250,000         240,000
=======================================================================
                                                                349,500
=======================================================================

GAS UTILITIES-0.39%

El Paso Energy Partners, L.P., Sr. Unsec.
  Gtd. Sub. Notes, 8.50%, 06/01/11(c)           105,000         104,475
=======================================================================

GENERAL MERCHANDISE STORES-0.55%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       160,000         145,600
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE


HEALTH CARE DISTRIBUTORS & SERVICES-0.26%

Vanguard Health Systems, Inc. Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 08/01/11                  $ 65,000     $    67,925
=======================================================================

HEALTH CARE EQUIPMENT-1.97%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                               200,000         207,500
-----------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                       150,000         157,875
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000         159,000
=======================================================================
                                                                524,375
=======================================================================

HEALTH CARE FACILITIES-3.31%

Hanger Orthopedic Group, Inc.,
  Sr. Unsec. Sub. Notes, 10.38%, 02/15/09        50,000          52,625
-----------------------------------------------------------------------
  Sr. Sub. Notes, 11.25%, 06/15/09              250,000         256,250
-----------------------------------------------------------------------
InSight Health Services Corp.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 9.88%, 11/01/11        75,000          75,750
-----------------------------------------------------------------------
Magellan Health Services, Inc.,
  Sr. Notes, 9.38%, 11/15/07(c)                  65,000          52,325
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.00%, 02/15/08        160,000          58,400
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                95,000          98,800
-----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    75,000          78,375
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                      200,000         207,000
=======================================================================
                                                                879,525
=======================================================================

HEALTH CARE SUPPLIES-0.93%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                       225,000         247,500
=======================================================================

HOME FURNISHINGS-1.57%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09             135,000         112,725
-----------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09       80,000          82,800
-----------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        190,000         192,850
-----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                   30,000          29,700
=======================================================================
                                                                418,075
=======================================================================

HOMEBUILDING-3.40%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12(c)                                    80,000          80,800
-----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  105,000         115,500
-----------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08        200,000         203,000
-----------------------------------------------------------------------
  Class A, Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 07/15/11                              115,000         120,750
-----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10(c)                            175,000         172,375
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE
HOMEBUILDING-(CONTINUED)

WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                      $200,000     $   211,000
=======================================================================
                                                                903,425
=======================================================================

HOTELS, RESORTS & CRUISE LINES-3.54%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                               110,000         105,875
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                       255,000         266,475
-----------------------------------------------------------------------
John Q Hamons Hotels, 1st Mortgage Notes,
  8.88%, 05/15/12(c)                             80,000          79,200
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd., Sr. Unsec
  Unsub. Notes, 8.75%, 02/02/11                 200,000         191,000
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12(c)                     170,000         168,480
-----------------------------------------------------------------------
Sun International Hotels Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                      125,000         128,125
=======================================================================
                                                                939,155
=======================================================================

HOUSEHOLD APPLIANCES-0.38%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                              100,000         102,000
=======================================================================

HOUSEWARES & SPECIALTIES-0.24%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12(c)                                    60,000          62,700
=======================================================================

INDUSTRIAL MACHINERY-0.88%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               17,000          19,720
-----------------------------------------------------------------------
JLG Industries, Inc., Sr. Sub. Notes, 8.38%,
  06/15/12(c)                                    90,000          90,000
-----------------------------------------------------------------------
Joy Global Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.75%, 03/15/12                    60,000          61,800
-----------------------------------------------------------------------
NMHG Holdings Co., Sr. Unsec. Gtd. Notes,
  10.00%, 05/15/09(c)                            60,000          60,900
=======================================================================
                                                                232,420
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.53%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(a)(b)                        485,000           7,275
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      180,000         144,900
-----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                      155,000          47,275
-----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg),
  Sr. Unsec. Gtd. Sub. Yankee Notes, 11.25%,
  12/01/09                                      200,000         207,000
=======================================================================
                                                                406,450
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE


LEISURE FACILITIES-0.97%

Six Flags, Inc., Sr. Unsec. Notes,
  9.50%, 02/01/09                              $110,000     $   112,200
-----------------------------------------------------------------------
  9.75%, 06/15/07                               140,000         144,900
=======================================================================
                                                                257,100
=======================================================================

LIFE & HEALTH INSURANCE-0.15%

Conseco, Inc., Sr. Unsec. Gtd. Notes,
  8.75%, 08/09/06 (Acquired 07/19/01; Cost
  $28,275)(d)                                    30,000          14,550
-----------------------------------------------------------------------
  10.75%, 06/15/09 (Acquired 06/26/01; Cost
  $49,408)(d)                                    50,000          24,250
=======================================================================
                                                                 38,800
=======================================================================

METAL & GLASS CONTAINERS-1.37%

Graphic Packaging Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12(c)                     125,000         130,000
-----------------------------------------------------------------------
Jarden Corp., Sr. Sub. Notes, 9.75%, 05/01/12
  (Acquired 04/10/02; Cost $98,436)(d)          100,000          96,000
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        85,000          91,800
-----------------------------------------------------------------------
Stone Container Corp., Sr. Notes, 8.38%,
  07/01/12(c)                                    45,000          45,450
=======================================================================
                                                                363,250
=======================================================================

MOVIES & ENTERTAINMENT-1.26%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        250,000         248,750
-----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   85,000          87,125
=======================================================================
                                                                335,875
=======================================================================

OFFICE SERVICES & SUPPLIES-0.38%

Mail Well I Corp., Sr. Unsec. Gtd. Notes,
  9.63%, 03/15/12(c)                            100,000         101,500
=======================================================================

OIL & GAS DRILLING-1.02%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                              250,000         271,250
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Hanover Equipment Trust
  2001 A, Sr. Sec. Notes, 8.50%, 09/01/08(c)     50,000          47,000
-----------------------------------------------------------------------
  2001 B, Sr. Sec. Notes, 8.75%, 09/01/11(c)     15,000          14,175
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      150,000         152,250
=======================================================================
                                                                213,425
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.66%

Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                         50,000          50,000
-----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                       160,000         166,400
-----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                      270,000         288,900
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                50,000          47,750
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Westport Resources Corp., Sr. Unsec. Gtd.
  Sub. Notes, 8.25%, 11/01/11                  $150,000     $   153,750
=======================================================================
                                                                706,800
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.49%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       155,000         126,325
-----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                  250,000         270,000
=======================================================================
                                                                396,325
=======================================================================

PACKAGED FOODS & MEATS-0.51%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09(c)                                    60,000          61,358
-----------------------------------------------------------------------
Pilgrim's Pride Corp.-Class B, Sr. Unsec.
  Gtd. Notes, 9.63%, 09/15/11                    70,000          73,150
=======================================================================
                                                                134,508
=======================================================================

PAPER PRODUCTS-1.25%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(c)                                   130,000         130,650
-----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12            200,000         201,612
=======================================================================
                                                                332,262
=======================================================================

PERSONAL PRODUCTS-2.08%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      70,000          72,450
-----------------------------------------------------------------------
Elizabeth Arden, Inc.,
  Sr. Notes, 10.38%, 05/15/07                    50,000          46,750
-----------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11              230,000         235,750
-----------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10(c)                     90,000          90,000
-----------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                        100,000         107,000
=======================================================================
                                                                551,950
=======================================================================

PHARMACEUTICALS-1.40%

aaiPharma Inc., Sr. Sub. Notes, 11.00%,
  04/01/10(c)                                   240,000         224,400
-----------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                        150,000         146,697
=======================================================================
                                                                371,097
=======================================================================

PHOTOGRAPHIC PRODUCTS-0.03%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(b)                                   200,000           7,000
=======================================================================

RAILROADS-2.24%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                        200,000         217,000
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             175,000         190,750
-----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09           200,000         188,000
=======================================================================
                                                                595,750
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE


REAL ESTATE INVESTMENT TRUSTS-2.30%

Host Marriott LP, Sr. Gtd. Notes, 9.25%,
  10/01/07                                     $175,000     $   175,875
-----------------------------------------------------------------------
Host Marriott LP-Series E, Sr. Sec. Gtd.
  Notes, 8.38%, 02/15/06                         70,000          68,950
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                               145,000         145,725
-----------------------------------------------------------------------
Meristar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11(c)                     185,000         180,375
-----------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Notes, 9.75%,
  03/01/12                                       40,000          40,400
=======================================================================
                                                                611,325
=======================================================================

RESTAURANTS-0.38%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07            100,000         100,500
=======================================================================

SEMICONDUCTORS-0.49%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08(c)                           150,000         131,250
=======================================================================

SPECIALTY CHEMICALS-0.25%

OM Group, Inc., Sr. Unsec Gtd. Sub. Notes,
  9.25%, 12/15/11                                65,000          67,600
=======================================================================

SPECIALTY STORES-3.14%

Cole National Group, Inc., Sr. Sub. Notes,
  8.88%, 05/15/12(c)                            145,000         145,363
-----------------------------------------------------------------------
CSK Auto Inc., Sr. Unsec. Gtd. Notes, 12.00%,
  06/15/06(c)                                    80,000          86,000
-----------------------------------------------------------------------
CSK Auto Inc.-Series A, Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                              150,000         153,750
-----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                  200,000         217,000
-----------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               75,000          71,625
-----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  150,000         160,500
=======================================================================
                                                                834,238
=======================================================================

STEEL-0.68%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.75%,
  06/15/12(c)                                   110,000         110,000
-----------------------------------------------------------------------
UCAR Finance Inc., Sr. Gtd. Notes, 10.25%,
  02/15/12(c)                                    70,000          71,750
=======================================================================
                                                                181,750
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.97%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                210,000         180,600
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                              150,000          86,250
-----------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%, 07/15/08(a)          230,000          85,100
-----------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)   160,000          46,400
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL      MARKET
                                                AMOUNT         VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

  -xSeries B, Sr. Unsec. Sub. Notes, 12.50%,
  11/15/10                                     $275,000     $   125,125
=======================================================================
                                                                523,475
=======================================================================

TEXTILES-0.62%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      160,000         165,600
=======================================================================

TRUCKING-1.83%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  240,000         252,600
-----------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(c)                    220,000         232,100
=======================================================================
                                                                484,700
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.91%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(e)                        190,000          38,950
-----------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                              160,000          45,600
-----------------------------------------------------------------------
  13.63%, 08/15/11                               30,000           9,150
-----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                     45,000           6,975
-----------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)   210,000         137,550
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11            150,000          98,250
-----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)                    415,000          72,625
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                   200,000          31,000
-----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              240,000          92,400
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        240,000         121,200
-----------------------------------------------------------------------
Price Communications Wireless, Inc.-Series B,
  Sr. Sec. Gtd. Notes, 9.13%, 12/15/06          200,000         209,250
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               72,000          65,700
-----------------------------------------------------------------------
  9.38%, 02/01/11                                40,000          25,800
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)         400,000          62,000
-----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(a)          90,000          21,150
=======================================================================
                                                              1,037,600
=======================================================================
    Bonds & Notes (Cost $28,680,066)                         24,872,451
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
OEX
DOMESTIC STOCKS-0.59%

BROADCASTING & CABLE TV-0.59%

CSC Holdings Inc., 11.125% PIK Pfd                2,500     $   156,250
=======================================================================

                                                              MARKET
                                                SHARES         VALUE

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, $45.00 Conv.
  Pfd. (Acquired 03/03/00; Cost
  $97,271)(d)(f)                                    100     $         0
=======================================================================
    Total Domestic Stocks (Cost $356,396)                       156,250
=======================================================================

WARRANTS & OTHER INTERESTS-0.06%

ALTERNATIVE CARRIERS-0.00%

GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $52,402)(d)(g)                                    500               5
=======================================================================

BROADCASTING & CABLE TV-0.00%

ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(g)                              550             138
=======================================================================

CASINOS & GAMBLING-0.00%

Resort At Summerlin LP-Wts., expiring
  12/15/07(g)                                       467               4
=======================================================================

CONSTRUCTION MATERIALS-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(d)(g)                220           2,255
=======================================================================

GENERAL MERCHANDISE STORES-0.02%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(d)(g)       300           3,525
=======================================================================

HOME FURNISHINGS-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(d)(g)                 30             319
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(d)(g)       300               3
=======================================================================

RAILROADS-0.02%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(d)(g)                175           6,169
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.01%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(d)(g)                500             625
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(d)(g)                          100              25
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(d)(g)                                     240              60
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(g)                          300             675
-----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(d)(g)                300           1,500
=======================================================================
                                                                  2,885
=======================================================================
    Total Warrants & Other Interests (Cost
      $55,007)                                                   15,303
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                              MARKET
                                                SHARES         VALUE

MONEY MARKET FUNDS-2.66%

STIC Liquid Assets Portfolio(h)                 353,781     $   353,781
-----------------------------------------------------------------------
STIC Prime Portfolio(h)                         353,781         353,781
=======================================================================
    Total Money Market Funds (Cost $707,562)                    707,562
=======================================================================
TOTAL INVESTMENTS-96.95% (Cost $29,799,031)                  25,751,566
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.05%                             811,057
=======================================================================
NET ASSETS-100.00%                                          $26,562,623
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
ROARS  - Remarketable or redeemable securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/02 was $294,461, which represented 1.11% of the Fund's net assets.
(e) Consists of more than one class of securities traded together as a unit.
(f) Non-income producing security.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.


                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $29,799,031)                                  $25,751,566
-----------------------------------------------------------
Receivables for:
  Investments sold                                  408,258
-----------------------------------------------------------
  Fund shares sold                                  102,029
-----------------------------------------------------------
  Dividends and interest                            630,880
-----------------------------------------------------------
Investment for deferred compensation plan            23,036
===========================================================
     Total assets                                26,915,769
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             257,510
-----------------------------------------------------------
  Fund shares reacquired                             31,839
-----------------------------------------------------------
  Deferred compensation plan                         23,036
-----------------------------------------------------------
  Deferred interest income                              189
-----------------------------------------------------------
Accrued administrative services fees                 19,476
-----------------------------------------------------------
Accrued distribution fees -- Series II                   12
-----------------------------------------------------------
Accrued transfer agent fees                           1,215
-----------------------------------------------------------
Accrued operating expenses                           19,869
===========================================================
     Total liabilities                              353,146
===========================================================
Net assets applicable to shares outstanding     $26,562,623
___________________________________________________________
===========================================================


NET ASSETS:

Series I                                        $26,525,732
___________________________________________________________
===========================================================
Series II                                       $    36,891
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          5,371,827
___________________________________________________________
===========================================================
Series II                                             7,472
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $      4.94
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $      4.94
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $ 1,626,807
-----------------------------------------------------------
Dividends                                            14,126
-----------------------------------------------------------
Dividends from affiliated money market funds          7,537
===========================================================
    Total investment income                       1,648,470
===========================================================

EXPENSES:

Advisory fees                                        89,507
-----------------------------------------------------------
Administrative services fees                         63,644
-----------------------------------------------------------
Custodian fees                                       11,578
-----------------------------------------------------------
Distribution fees -- Series II                           20
-----------------------------------------------------------
Transfer agent fees                                   4,540
-----------------------------------------------------------
Trustees' fees                                        4,336
-----------------------------------------------------------
Other                                                12,699
===========================================================
    Total expenses                                  186,324
===========================================================
Less: Fees waived                                       (86)
-----------------------------------------------------------
    Expenses paid indirectly                           (120)
===========================================================
    Net expenses                                    186,118
===========================================================
Net investment income                             1,462,352
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (4,893,415)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           1,383,815
===========================================================
Net gain (loss) from investment securities       (3,509,600)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(2,047,248)
___________________________________________________________
===========================================================

See Notes to Financial Statements.


                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  1,462,352    $ 3,307,145
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,893,415)    (6,354,746)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   1,383,815      1,271,997
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (2,047,248)    (1,775,604)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --     (3,500,180)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                        (228,234)     7,923,261
------------------------------------------------------------------------------------------
  Series II                                                         39,401             --
==========================================================================================
    Net increase (decrease) in net assets                       (2,236,081)     2,647,477
==========================================================================================

NET ASSETS:

  Beginning of period                                           28,798,704     26,151,227
==========================================================================================
  End of period                                               $ 26,562,623    $28,798,704
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 43,965,860    $44,154,693
------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,153,481       (308,871)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (14,509,253)    (9,615,838)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (4,047,465)    (5,431,280)
==========================================================================================
                                                              $ 26,562,623    $28,798,704
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.


                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will also consider the possibility of capital growth when it purchases and sells securities.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating life insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                            AIM V.I. HIGH YIELD FUND

       The Fund's capital loss carryforward of $8,645,713 as of December 31, 2001 expires as follows:

    CAPITAL LOSS
    CARRYFORWARD                                         EXPIRATION
    ------------                                      -----------------
    $  247,107                                        December 31, 2006
    -------------------------------------------------------------------
       545,518                                        December 31, 2007
    -------------------------------------------------------------------
     2,010,706                                        December 31, 2008
    -------------------------------------------------------------------
     5,842,382                                        December 31, 2009
    ===================================================================
    $8,645,713
    ___________________________________________________________________
    ===================================================================


E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $78.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2002, the Fund paid AIM $63,644 of which AIM retained $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $2,852 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the period March 26, 2002 (date sales commenced) through June 30, 2002, the Series II shares paid AIM Distributors $12 as compensation under the Plan and reimbursed fees of $8.

  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in custodian fees of $120 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $120.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. HIGH YIELD FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001          2000
                                     ----------    ----------
Distributions paid from ordinary
  income                             $3,500,180    $3,302,036
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $ (8,645,713)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (6,710,276)
===========================================================
                                               $(15,355,989)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $11,269,589 and $10,681,467, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $   904,542
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (4,956,163)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(4,051,621)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $29,803,187.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                          SIX MONTHS ENDED             YEAR ENDED
                           JUNE 30, 2002            DECEMBER 31, 2001
                       ----------------------   -------------------------
                        SHARES      AMOUNT        SHARES        AMOUNT
                       --------   -----------   ----------   ------------
Sold:
  Series I              847,386   $ 4,441,435    2,277,266   $ 14,617,884
-------------------------------------------------------------------------
  Series II*              7,517        39,633           --             --
=========================================================================
Issued as
  reinvestment of
  dividends:
  Series I                   --            --      660,415      3,500,180
=========================================================================
Reacquired:
  Series I             (896,898)   (4,669,669)  (1,633,796)   (10,194,803)
-------------------------------------------------------------------------
  Series II*                (45)         (232)          --             --
=========================================================================
                        (42,040)  $  (188,833)   1,303,885   $  7,923,261
_________________________________________________________________________
=========================================================================

* Series II shares commenced sales on March 26, 2002.

                            AIM V.I. HIGH YIELD FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                         ---------------------------------------------------------------------
                                                                                                                MAY 1, 1998
                                                         SIX MONTHS                                           (DATE OPERATIONS
                                                           ENDED              YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                          JUNE 30,         ------------------------------       DECEMBER 31,
                                                            2002            2001        2000       1999             1998
                                                         ----------        -------     -------    -------     ----------------
Net asset value, beginning of period                      $  5.31          $  6.35     $  9.02    $  8.84          $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27(a)          0.70(b)     0.91       1.03(a)         0.39
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.64)           (1.01)      (2.64)     (0.10)          (1.15)
==============================================================================================================================
    Total from investment operations                        (0.37)           (0.31)      (1.73)      0.93           (0.76)
==============================================================================================================================
Less dividends from net investment income                      --            (0.73)      (0.94)     (0.75)          (0.40)
==============================================================================================================================
Net asset value, end of period                            $  4.94          $  5.31     $  6.35    $  9.02          $ 8.84
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                             (6.97)%          (4.85)%    (19.14)%    10.52%          (7.61)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $26,526          $28,799     $26,151    $25,268          $7,966
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.30%(d)         1.21%       1.13%      1.14%           1.13%(e)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.30%(d)         1.29%       1.19%      1.42%           2.50%(e)
==============================================================================================================================
Ratio of net investment income to average net assets        10.22%(d)        11.39%(b)   11.44%     11.07%           9.75%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                        39%              64%         72%       127%             39%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $28,833,865.
(e)  Annualized.

                            AIM V.I. HIGH YIELD FUND


                                                                SERIES II
                                                              --------------
                                                              MARCH 26, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              JUNE 30, 2002
                                                              --------------
Net asset value, beginning of period                              $ 5.27
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.14(a)
----------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (0.47)
============================================================================
    Total from investment operations                               (0.33)
============================================================================
Net asset value, end of period                                    $ 4.94
____________________________________________________________________________
============================================================================
Total return(b)                                                    (6.26)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   37
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers                                               1.55%(c)
============================================================================
Ratio of net investment income to average net assets               10.07%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               39%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total return for the periods shown.
(c)  Ratios are annualized and based on average daily net assets of $31,097.

                            AIM V.I. HIGH YIELD FUND

AS OF JUNE 30, 2002


BOARD OF TRUSTEES       OFFICERS                                OFFICE OF THE FUND

Robert H. Graham        Robert H. Graham                        11 Greenway Plaza
                        Chairman and President                  Suite 100
Frank S. Bayley                                                 Houston, TX 77046
                        Carol F. Relihan
Bruce L. Crockett       Senior Vice President and Secretary     INVESTMENT ADVISOR

Albert R. Dowden        Gary T. Crum                            A I M Advisors, Inc.
                        Senior Vice President                   11 Greenway Plaza
Edward K. Dunn, Jr.                                             Suite 100
                        Dana R. Sutton                          Houston, TX 77046
Jack M. Fields          Vice President and Treasurer
                                                                TRANSFER AGENT
Carl Frischling         Robert G. Alley
                        Vice President                          A I M Fund Services, Inc.
Prema Mathai-Davis                                              P.O. Box 4739
                        Stuart W. Coco                          Houston, TX 77210-4739
Lewis F. Pennock        Vice President
                                                                CUSTODIAN
Ruth H. Quigley         Melville B. Cox
                        Vice President                          State Street Bank and Trust Company
Louis S. Sklar                                                  225 Franklin Street
                        Karen Dunn Kelley                       Boston, MA 02110
                        Vice President
                                                                COUNSEL TO THE FUNDS
                        Edgar M. Larsen
                        Vice President                          Foley & Lardner
                                                                3000 K N.W., Suite 500
                                                                Washington, D.C. 20007

                                                                COUNSEL TO THE TRUSTEES

                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                919 Third Avenue
                                                                New York, NY 10022

                                                                DISTRIBUTOR

                                                                A I M Distributors, Inc.
                                                                11 Greenway Plaza
                                                                Suite 100
                                                                Houston, TX 77046



                            AIM V.I. HIGH YIELD FUND

                        SEMIANNUAL REPORT / JUNE 30, 2002

                          AIM V.I. PREMIER EQUITY FUND

             EFFECTIVE MAY 1, 2002, AIM V.I. VALUE FUND WAS RENAMED
                          AIM V.I. PREMIER EQUITY FUND.

            AIM V.I. Premier Equity Fund is for shareholders who seek

               long-term growth of capital. Income is a secondary

             objective. The fund invests in stocks of companies that

            are undervalued relative to the stock market as a whole.



                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                          AIM V.I. PREMIER EQUITY FUND

MARKET VOLATILITY CONTINUES TO CHALLENGE FUND



HOW DID THE FUND PERFORM?

AIM V.I. Premier Equity Fund faced pressure as the stock market retreated under fears of accounting scandals, terrorist strikes and disappointing earnings results.

   For the six months ending June 30, 2002, the fund reported total returns of -21.20% for Series I shares, and -21.29% for Series II shares. The fund's benchmark index, the S&P 500, was also sharply lower. For the six months ending June 30, 2002, the S&P 500 returned -13.15%.


WHAT WERE MARKET CONDITIONS OVER THE REPORTING PERIOD?

The six-month reporting period proved difficult for the fund as negative stock returns were widespread across markets.

   To illustrate, the S&P 500 has dropped by 13% or more in only seven of the last 226 quarters (since World War II). And the second quarter of 2002 was another such difficult period for the S&P 500, which fell more than 13% for the three months. In addition, the average stock mutual fund fell nearly 10% during the first six months of 2002. But economic statistical reports were largely positive, despite the market's slump.

   For example, the Institute for Supply Management (ISM) index rose one-half of one percent in June. The progress marked the fifth straight month of growth following 18 months of decline for this measure of strength in the manufacturing sector. First quarter annualized Gross Domestic Product (GDP) growth was 5.0%, meaning the economy grew at the fastest pace since the second quarter of 2000. GDP moved higher on the strength of improving business inventories, healthy consumer spending, and a large jump in defense spending. Also, motor vehicle production was up 2.9% in June, and unemployment claims fell to a 15-month low of 382,000 in June. New home construction was up in May by 11.6%, the biggest percentage increase in seven years.

   Finally, after 11 interest rate cuts by the Federal Reserve Board during 2001, the central bank left rates unchanged at 1.75% during the first two quarters of 2002.


HOW DID THIS ENVIRONMENT AFFECT THE FUND?

Volatile, negative performance increased in intensity during the reporting period. Markets continued to be off-balance in anticipation of further earnings disappointments, fears of terrorist activity, as well as investor concerns about corporate governance and accounting scandals.

   Of four sectors in which AIM V.I. Premier Equity Fund has sizable holdings - financials, consumer discretionary, health care and information technology - financials performed generally better than the broad market. The fund has minimal exposure to telecom stocks, which provided some help since this was the worst-performing sector near the end of the reporting period. Cable TV stocks have also performed below expectations recently, and this underperformance has been a significant contributor to the fund's negative results for the reporting period.

   The fund's cable TV stocks continue to demonstrate strong underlying fundamental strengths, but have been affected by negative business results in the broader technology, media and telecom areas.


HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

The market is creating performance extremes, and we believe it is important to act quickly in this environment. We are thus committed to moving more efficiently to abandon losing stocks, and sell even winning stocks when the companies demonstrate a deceleration in earnings.

   We believe that individual stock and market performance will follow earnings results over the long term. We also believe economic growth will continue to improve. All of the fund's investment disciplines point to a positive trend ahead. We are positive about the market as a whole. Earnings are growing and accelerating, momentum has turned, and valuations are at attractive levels.

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets



==========================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------

 1. Pfizer Inc.                         4.3%      1. Diversified Financial Services  12.4%

 2. American International Group, Inc.  4.2       2. Pharmaceuticals                  7.7

 3. Citigroup Inc.                      3.5       3. Integrated Oil & Gas             6.9

 4. General Electric Co.                3.4       4. Broadcasting & Cable TV          5.2

 5. Target Corp.                        3.4       5. Multi-Line Insurance             5.0

 6. Microsoft Corp.                     3.4       6. Systems Software                 3.8

 7. Cox Communications Inc.-Class A     3.2       7. Computer Hardware                3.7

 8. UnitedHealth Group Inc.             3.1       8. Industrial Conglomerates         3.4

 9. HCA Inc.                            3.0       9. General Merchandise Stores       3.4

10. BP PLC-ADR (United Kingdom)         2.8      10. Managed Health Care              3.1

TOTAL NET ASSETS: $1.96 BILLION                  TOTAL HOLDINGS: 69

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================

                          AIM V.I. PREMIER EQUITY FUND

   We continue to focus on individual holdings, while monitoring both the economic and stock-specific data to make certain that earnings and economic growth are continuing. The market will respond to improving earnings, and we have positioned the fund to take advantage of the favorable trend.


CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

Three stocks are listed below. Two of them contributed positively to fund performance. One was a disappointment in this reporting period, but managers still believe in its long-term growth potential.

   American International Group, one of the world's largest insurance firms, was a leader among the fund's strong financial stocks. Best known domestically as a provider of property/casualty and specialty insurance, AIG also has life insurance operations abroad and is a growing presence in financial services and asset management.

   HCA rebounded from internal problems with hospital operations, and is now a leading performer for the fund. The firm operates more than 180 hospitals and almost 80 surgery centers in the United States, Switzerland, and the U.K. Rising baby-boomer admissions and higher insurance reimbursement rates have helped HCA shore up a sagging bottom line.

   Cox Communications was hurt by investor concerns about the slumping technology sector, despite the firm's strong stock fundamentals. Cox provides cable TV service to 6.2 million customers, including 1.4 million digital cable and 1 million Internet access subscribers.


WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Earnings growth appears to be continuing after a strong first quarter. Corporate earnings have continued the acceleration that began in the fourth quarter of 2001.

   Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies, as well as possible reforms in the public accounting industry.

   Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared ready to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years. However, investors remained cautious as concerns persisted about the economy, corporate governance and accounting practices, plus the potential for more terrorist strikes against the United States.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02 at NAV

================================================================================

SERIES I SHARES
Inception (5/5/93)          9.74%
 5 Years                    1.53
 1 Year                   -26.72

SERIES II SHARES
Inception (9/19/01)       -10.54%*

* BECAUSE SERIES II SHARES HAVE BEEN AVAILABLE FOR LESS THAN A YEAR, TOTAL RETURN SHOWN IS CUMULATIVE TOTAL RETURN THAT HAS NOT BEEN ANNUALIZED.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

PORTFOLIO MANAGEMENT TEAM

EVAN G. HARREL (LEAD MANAGER)
JOEL E. DOBBERPUHL
ROBERT A. SHELTON


--------------------------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. THE FUND INVESTS IN STOCKS OF COMPANIES THAT ARE UNDERVALUED RELATIVE TO THE STOCK MARKET AS A WHOLE.

   EFFECTIVE MAY 1, 2002, AIM V.I. VALUE FUND WAS RENAMED AIM V.I. PREMIER EQUITY FUND.

   THE PERFORMANCE FIGURES SHOWN HERE, WHICH REPRESENT AIM V.I. PREMIER EQUITY FUND SERIES I AND SERIES II SHARES, ARE NOT INTENDED TO REFLECT ACTUAL ANNUITY VALUES, AND THEY DO NOT REFLECT CHARGES AT THE SEPARATE-ACCOUNT LEVEL - WHICH WOULD LOWER THE TOTAL RETURN. THE FUND'S PERFORMANCE FIGURES ARE HISTORICAL, AND THEY REFLECT FUND EXPENSES, THE REINVESTMENT OF DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   THE UNMANAGED STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (THE S&P 500) IS AN INDEX OF COMMON STOCKS FREQUENTLY USED AS A GENERAL MEASURE OF U.S. STOCK MARKET PERFORMANCE.

   AN INVESTMENT CANNOT BE MADE IN AN INDEX. UNLESS OTHERWISE NOTED, INDEX RESULTS INCLUDE REINVESTED DIVIDENDS AND THEY DO NOT REFLECT CHARGES OR FUND EXPENSES.

================================================================================
CALENDAR YEAR TOTAL RETURNS (%)                                 SERIES I SHARES
--------------------------------------------------------------------------------

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
 --    14.82*   4.04    36.25   15.02    23.69   32.41    29.90  -14.65   -12.56
================================================================================

*return is from fund inception 5/5/93

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.00%

ADVERTISING-1.37%

Omnicom Group Inc.                                588,000   $   26,930,400
==========================================================================

AIR FREIGHT & LOGISTICS-0.91%

FedEx Corp.                                       334,500       17,862,300
==========================================================================

AIRLINES-0.56%

Southwest Airlines Co.                            675,000       10,908,000
==========================================================================

APPLICATION SOFTWARE-0.33%

PeopleSoft, Inc.(a)                               430,700        6,408,816
==========================================================================

BANKS-2.34%

Bank of America Corp.                             146,000       10,272,560
--------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                1,059,400       35,754,750
==========================================================================
                                                                46,027,310
==========================================================================

BROADCASTING & CABLE TV-5.18%

Comcast Corp.-Class A(a)                        1,646,700       39,257,328
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             2,266,900       62,453,095
==========================================================================
                                                               101,710,423
==========================================================================

BUILDING PRODUCTS-0.23%

Masco Corp.                                       165,000        4,473,150
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.44%

Best Buy Co., Inc.(a)                             779,700       28,303,110
==========================================================================

COMPUTER HARDWARE-3.68%

Dell Computer Corp.(a)                          1,390,000       36,334,600
--------------------------------------------------------------------------
Hewlett-Packard Co.                               850,000       12,988,000
--------------------------------------------------------------------------
International Business Machines Corp.             318,000       22,896,000
==========================================================================
                                                                72,218,600
==========================================================================

CONSUMER FINANCE-0.55%

MBNA Corp.                                        325,000       10,747,750
==========================================================================

DATA PROCESSING SERVICES-2.06%

Automatic Data Processing, Inc.                   290,000       12,629,500
--------------------------------------------------------------------------
First Data Corp.                                  750,000       27,900,000
==========================================================================
                                                                40,529,500
==========================================================================

DEPARTMENT STORES-1.45%

Federated Department Stores, Inc.(a)              442,700       17,575,190
--------------------------------------------------------------------------
Sears, Roebuck & Co.                              200,000       10,860,000
==========================================================================
                                                                28,435,190
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.36%

American Express Co.                              313,000       11,368,160
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE

DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citigroup Inc.                                  1,758,900   $   68,157,375
--------------------------------------------------------------------------
Fannie Mae                                        533,000       39,308,750
--------------------------------------------------------------------------
Freddie Mac                                       804,200       49,217,040
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           966,100       32,770,112
--------------------------------------------------------------------------
Morgan Stanley                                    970,400       41,804,832
==========================================================================
                                                               242,626,269
==========================================================================

DRUG RETAIL-1.60%

Walgreen Co.                                      811,100       31,332,793
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.67%

Agilent Technologies, Inc.(a)                     325,000        7,686,250
--------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                      1,101,000       25,003,710
==========================================================================
                                                                32,689,960
==========================================================================

ENVIRONMENTAL SERVICES-0.93%

Waste Management, Inc.                            700,900       18,258,445
==========================================================================

FOOD RETAIL-1.24%

Kroger Co. (The)(a)                               605,000       12,039,500
--------------------------------------------------------------------------
Safeway Inc.(a)                                   420,000       12,259,800
==========================================================================
                                                                24,299,300
==========================================================================

FOOTWEAR-1.46%

NIKE, Inc.-Class B                                535,000       28,702,750
==========================================================================

GENERAL MERCHANDISE STORES-3.43%

Target Corp.                                    1,764,600       67,231,260
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.02%

Laboratory Corp. of America Holdings(a)           440,000       20,086,000
==========================================================================

HEALTH CARE EQUIPMENT-1.96%

Baxter International Inc.                         863,300       38,373,685
==========================================================================

HEALTH CARE FACILITIES-3.04%

HCA Inc.                                        1,255,400       59,631,500
==========================================================================

HOUSEHOLD PRODUCTS-1.93%

Kimberly-Clark Corp.                              365,000       22,630,000
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        170,000       15,181,000
==========================================================================
                                                                37,811,000
==========================================================================

INDUSTRIAL CONGLOMERATES-3.43%

General Electric Co.                            2,320,300       67,404,715
==========================================================================

INTEGRATED OIL & GAS-6.94%

BP PLC-ADR (United Kingdom)                     1,082,400       54,650,376
--------------------------------------------------------------------------
ChevronTexaco Corp.(b)                            360,000       31,860,000
--------------------------------------------------------------------------

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
INTEGRATED OIL & GAS-(CONTINUED)

Exxon Mobil Corp.                               1,212,500   $   49,615,500
==========================================================================
                                                               136,125,876
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.50%

AT&T Corp.                                        908,500        9,720,950
==========================================================================

MANAGED HEALTH CARE-3.11%

UnitedHealth Group Inc.                           666,600       61,027,230
==========================================================================

MOVIES & ENTERTAINMENT-2.65%

AOL Time Warner Inc.(a)                         2,109,400       31,029,274
--------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            475,000       21,075,750
==========================================================================
                                                                52,105,024
==========================================================================

MULTI-LINE INSURANCE-5.02%

American International Group, Inc.              1,213,500       82,797,105
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     265,600       15,795,232
==========================================================================
                                                                98,592,337
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.89%

Duke Energy Corp.                                 445,000       13,839,500
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                         593,100        3,552,669
==========================================================================
                                                                17,392,169
==========================================================================

NETWORKING EQUIPMENT-1.09%

Cisco Systems, Inc.(a)                          1,535,000       21,413,250
==========================================================================

OIL & GAS DRILLING-0.63%

Transocean Inc.                                   400,000       12,460,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.96%

Baker Hughes Inc.                                 568,000       18,908,720
==========================================================================

PHARMACEUTICALS-7.66%

Allergan, Inc.                                    210,000       14,017,500
--------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         119,200        3,452,032
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          369,400        9,493,580
--------------------------------------------------------------------------
Johnson & Johnson                                 620,000       32,401,200
--------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     321,100        7,144,475
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE

PHARMACEUTICALS-(CONTINUED)

Pfizer Inc.                                     2,396,700   $   83,884,500
==========================================================================
                                                               150,393,287
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.52%

Allstate Corp. (The)                              275,000       10,169,500
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                        755,000       14,360,100
==========================================================================

SEMICONDUCTORS-3.01%

Analog Devices, Inc.(a)                         1,085,300       32,233,410
--------------------------------------------------------------------------
Micron Technology, Inc.(a)                      1,330,000       26,892,600
==========================================================================
                                                                59,126,010
==========================================================================

SOFT DRINKS-1.47%

PepsiCo, Inc.                                     598,800       28,862,160
==========================================================================

SYSTEMS SOFTWARE-3.77%

Microsoft Corp.(a)                              1,227,500       67,144,250
--------------------------------------------------------------------------
Oracle Corp.(a)                                   734,000        6,950,980
==========================================================================
                                                                74,095,230
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.88%

Nextel Communications, Inc.-Class A(a)          1,862,500        5,978,625
--------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     2,544,100       11,372,127
==========================================================================
                                                                17,350,752
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,159,900,251)                        1,845,104,821
==========================================================================

MONEY MARKET FUNDS-6.01%

STIC Liquid Assets Portfolio(c)                58,937,781       58,937,781
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        58,937,781       58,937,781
==========================================================================
    Total Money Market Funds (Cost
      $117,875,562)                                            117,875,562
==========================================================================
TOTAL INVESTMENTS-100.01% (Cost
  $2,277,775,813)                                            1,962,980,383
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.01%)                             (136,232)
==========================================================================
NET ASSETS-100.00%                                          $1,962,844,151
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $2,277,775,813)                            $1,962,980,383
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,557,394
-----------------------------------------------------------
  Fund shares sold                                1,381,338
-----------------------------------------------------------
  Dividends                                       1,145,497
-----------------------------------------------------------
Investment for deferred compensation plan            66,347
-----------------------------------------------------------
Other assets                                            186
===========================================================
    Total assets                              1,974,131,145
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           6,282,106
-----------------------------------------------------------
  Fund shares reacquired                          2,965,596
-----------------------------------------------------------
  Foreign currency contracts closed                 256,428
-----------------------------------------------------------
  Foreign currency contracts outstanding            314,848
-----------------------------------------------------------
  Options written (premiums received
    $64,598)                                         42,500
-----------------------------------------------------------
  Deferred compensation plan                         66,347
-----------------------------------------------------------
Accrued administrative services fees              1,157,382
-----------------------------------------------------------
Accrued distribution fees -- Series II                3,479
-----------------------------------------------------------
Accrued transfer agent fees                          20,500
-----------------------------------------------------------
Accrued operating expenses                          177,808
===========================================================
    Total liabilities                            11,286,994
===========================================================
Net assets applicable to shares
  outstanding                                $1,962,844,151
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                     $1,957,692,904
___________________________________________________________
===========================================================
Series II                                    $    5,151,247
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                        106,408,649
___________________________________________________________
===========================================================
Series II                                           280,442
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                  $        18.40
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                  $        18.37
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $127,946)                                $  10,397,644
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                           1,137,966
-----------------------------------------------------------
Interest                                             32,324
===========================================================
    Total investment income                      11,567,934
===========================================================

EXPENSES:

Advisory fees                                     7,061,233
-----------------------------------------------------------
Administrative services fees                      2,567,987
-----------------------------------------------------------
Custodian fees                                      113,606
-----------------------------------------------------------
Distribution fees -- Series II                        3,361
-----------------------------------------------------------
Transfer agent fees                                  50,150
-----------------------------------------------------------
Trustees' fees                                       10,209
-----------------------------------------------------------
Other                                                61,233
===========================================================
    Total expenses                                9,867,779
===========================================================
Less: Fees waived                                   (12,886)
-----------------------------------------------------------
    Expenses paid indirectly                           (282)
===========================================================
    Net expenses                                  9,854,611
===========================================================
Net investment income                             1,713,323
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (123,554,069)
-----------------------------------------------------------
  Foreign currency contracts                     (2,126,634)
-----------------------------------------------------------
  Futures contracts                                 605,424
-----------------------------------------------------------
  Option contracts written                          236,149
===========================================================
                                               (124,839,130)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (417,537,467)
-----------------------------------------------------------
  Foreign currency contracts                       (332,288)
-----------------------------------------------------------
  Futures contracts                                (522,343)
-----------------------------------------------------------
  Option contracts written                           22,098
===========================================================
                                               (418,370,000)
===========================================================
Net gain (loss) from investment
  securities, foreign currency contracts,
  futures contracts and option contracts       (543,209,130)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(541,495,807)
___________________________________________________________
===========================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2002              2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    1,713,323    $    6,224,561
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                   (124,839,130)     (272,780,154)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                      (418,370,000)      (97,327,279)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (541,495,807)     (363,882,872)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                --        (3,348,106)
----------------------------------------------------------------------------------------------
  Series II                                                               --              (548)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                --       (50,823,827)
----------------------------------------------------------------------------------------------
  Series II                                                               --            (8,314)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       (59,749,160)      230,022,815
----------------------------------------------------------------------------------------------
  Series II                                                        5,282,465           686,924
==============================================================================================
    Net increase (decrease) in net assets                       (595,962,502)     (187,353,928)
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,558,806,653     2,746,160,581
==============================================================================================
  End of period                                               $1,962,844,151    $2,558,806,653
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,697,967,025    $2,752,433,720
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              7,847,549         6,134,226
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                              (427,882,243)     (303,043,113)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currency contracts, futures
    contracts and option contracts                              (315,088,180)      103,281,820
==============================================================================================
                                                              $1,962,844,151    $2,558,806,653
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund, formerly V.I. Value Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating life insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                          AIM V.I. PREMIER EQUITY FUND

       The Fund has a capital loss carryforward of $250,136,976 as of December 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at June 30, 2002 were as follows:

                                CONTRACT TO                          UNREALIZED
   SETTLEMENT             ------------------------                  APPRECIATION
      DATE     CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
   ----------  --------   ----------   -----------   -----------   --------------
    08/30/02     CAD      41,800,000   $27,201,662   $27,516,510     $(314,848)
   ______________________________________________________________________________
   ==============================================================================


G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $12,886.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2002, the Fund paid AIM $2,567,987 of which AIM retained $146,408 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $29,464 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2002, the Series II shares paid AIM Distributors $3,361 as compensation under the Plan.

  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $3,115 for services rendered by Kramer, Levin, Naftalis &

                          AIM V.I. PREMIER EQUITY FUND

Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in custodian fees of $282 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $282.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001            2000
                                  -----------    ------------
Distributions paid from:
  Ordinary income                 $ 3,348,613    $ 35,428,884
-------------------------------------------------------------
  Long-term capital gain           50,832,182      88,035,984
=============================================================
                                  $54,180,795    $123,464,868
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                 $   6,231,010
-----------------------------------------------------------
Capital loss carryforward                      (250,136,977)
-----------------------------------------------------------
Unrealized appreciation                          50,278,900
===========================================================
                                              $(193,627,067)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $525,040,370 and $544,717,276, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 124,980,598
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (461,406,546)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(336,425,948)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,299,406,331.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    ---------
Beginning of period                                                --      $      --
------------------------------------------------------------------------------------
Written                                                         1,645        326,367
------------------------------------------------------------------------------------
Closed                                                           (610)      (105,004)
------------------------------------------------------------------------------------
Expired                                                          (610)      (156,765)
====================================================================================
End of period                                                     425      $  64,598
____________________________________________________________________________________
====================================================================================


Open call option contracts written as of June 30, 2002 were as follows:

                      CONTRACT   STRIKE   NUMBER OF   PREMIUMS   JUNE 30, 2002    UNREALIZED
       ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE    APPRECIATION
       -----          --------   ------   ---------   --------   -------------   ------------
ChevronTexaco Corp.    Sep-02     $95        425      $64,598       $42,500        $22,098
_____________________________________________________________________________________________
=============================================================================================


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2002                 DECEMBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Series I                                                      8,872,858    $ 193,008,132     25,530,747    $ 638,287,847
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      262,959        5,522,122         30,153          703,791
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --      2,393,801       54,171,933
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --            392            8,862
==========================================================================================================================
Reacquired:
  Series I                                                    (12,012,933)    (252,757,292)   (18,964,766)    (462,436,965)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (11,957)        (239,657)        (1,105)         (25,729)
==========================================================================================================================
                                                               (2,889,073)   $ (54,466,695)     8,989,222    $ 230,709,739
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                    SERIES I
                                                 ------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                           YEAR ENDED DECEMBER 31,
                                                  JUNE 30,     ----------------------------------------------------------------
                                                    2002          2001          2000          1999          1998         1997
                                                 ----------    ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period             $   23.35     $    27.30    $    33.50    $    26.25    $    20.83    $  17.48
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.02(a)        0.06(a)       0.04(a)       0.06(a)       0.09        0.08
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (4.97)         (3.50)        (4.94)         7.76          6.59        4.05
===============================================================================================================================
    Total from investment operations                 (4.95)         (3.44)        (4.90)         7.82          6.68        4.13
===============================================================================================================================
Less distributions:
  Dividends from net investment income                  --          (0.03)        (0.04)        (0.09)        (0.13)      (0.19)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --          (0.48)        (1.26)        (0.48)        (1.13)      (0.59)
===============================================================================================================================
    Total distributions                                 --          (0.51)        (1.30)        (0.57)        (1.26)      (0.78)
===============================================================================================================================
Net asset value, end of period                   $   18.40     $    23.35    $    27.30    $    33.50    $    26.25    $  20.83
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                     (21.20)%       (12.53)%      (14.68)%       29.90%        32.41%      23.69%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $1,957,693    $2,558,120    $2,746,161    $2,383,367    $1,221,384    $690,841
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets               0.85%(c)       0.85%         0.84%         0.76%         0.66%       0.70%
===============================================================================================================================
Ratio of net investment income to average net
  assets                                              0.15%(c)       0.24%         0.12%         0.20%         0.68%       1.05%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                 24%            40%           62%           62%          100%        127%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $2,343,780,580.

                          AIM V.I. PREMIER EQUITY FUND


                                                                           SERIES II
                                                                --------------------------------
                                                                              SEPTEMBER 19, 2001
                                                                SIX MONTHS    (DATE SALES
                                                                 ENDED        COMMENCED) TO
                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                                ----------    ------------------
Net asset value, beginning of period                             $ 23.34            $21.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)(a)          0.00(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
  and unrealized)                                                  (4.96)             2.85
================================================================================================
    Total from investment operations                               (4.97)             2.85
================================================================================================
Less distributions:
  Dividends from net investment income                                --             (0.03)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             (0.48)
================================================================================================
    Total distributions                                               --             (0.51)
================================================================================================
Net asset value, end of period                                   $ 18.37            $23.34
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (21.29)%           13.66%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 5,151            $  687
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             1.10%(c)          1.10%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets        (0.10)%(c)        (0.01)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                               24%               40%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $2,711,459.
(d)  Annualized.

                          AIM V.I. PREMIER EQUITY FUND

AS OF JUNE 30, 2002

BOARD OF TRUSTEES        OFFICERS                               OFFICE OF THE FUND

Robert H. Graham         Robert H. Graham                       11 Greenway Plaza
                         Chairman and President                 Suite 100
Frank S. Bayley                                                 Houston, TX 77046
                         Carol F. Relihan
Bruce L. Crockett        Senior Vice President and Secretary    INVESTMENT ADVISOR

Albert R. Dowden         Gary T. Crum                           A I M Advisors, Inc.
                         Senior Vice President                  11 Greenway Plaza
Edward K. Dunn, Jr.                                             Suite 100
                         Dana R. Sutton                         Houston, TX 77046
Jack M. Fields           Vice President and Treasurer
                                                                TRANSFER AGENT
Carl Frischling          Robert G. Alley
                         Vice President                         A I M Fund Services, Inc.
Prema Mathai-Davis                                              P.O. Box 4739
                         Stuart W. Coco                         Houston, TX 77210-4739
Lewis F. Pennock         Vice President
                                                                CUSTODIAN
Ruth H. Quigley          Melville B. Cox
                         Vice President                         State Street Bank and Trust Company
Louis S. Sklar                                                  225 Franklin Street
                         Karen Dunn Kelley                      Boston, MA 02110
                         Vice President
                                                                COUNSEL TO THE FUNDS
                         Edgar M. Larsen
                         Vice President                         Foley & Lardner
                                                                3000 K N.W., Suite 500
                                                                Washington, D.C. 20007

                                                                COUNSEL TO THE TRUSTEES

                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                919 Third Avenue
                                                                New York, NY 10022

                                                                DISTRIBUTOR

                                                                A I M Distributors, Inc.
                                                                11 Greenway Plaza
                                                                Suite 100
                                                                Houston, TX 77046


                          AIM V.I. PREMIER EQUITY FUND

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Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

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ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution
Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

[THE HARTFORD LOGO]

INVESTMENT MANAGERS:
   - HL Investment Advisors, Inc.
     P.O. Box 2999
     Hartford, CT 06104-2999

     INVESTMENT SUB-ADVISERS:
     Hartford Investment Management
     Company
     P.O. Box 1744
     Hartford, CT 06114-1744

     Wellington Management Company, LLP
     75 State Street
     Boston, MA 02109

   - Banc of America Advisors LLC
     101 S. Tryon Street, 33rd Floor
     Charlotte, NC 28255

     INVESTMENT SUB-ADVISERS:
     Banc of America
     Capital Management LLC
     101 S. Tryon Street, 9th Floor
     Charlotte, NC 28255

     Brandes Investment Partners, L.P.
     11988 El Camino Real
     Suite 500
     San Diego, CA 92130-2083

     MacKay Shields LLC
     9 West 57th Street, 34th Floor
     New York, NY 10019

     Marsico Capital Management, LLC
     1200 17th Street, Suite 1300
     Denver, CO 80202

   - A I M Advisors, Inc.
     11 Greenway Plaza, Suite 100
     Houston, Texas 77046-1173

NATANN-8-02          Printed in U.S.A. (C) 2002 The Hartford, Hartford, CT 06115


"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.



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